UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices)           (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 7/31

Date of reporting period: 1/31/17

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared nine semiannual reports to shareholders for the period ended January 31, 2017. The first report applies to the Technical Opportunities Fund, the second report applies to the Global Income Fund, the third report applies to the Short Duration Credit Opportunities Fund, the fourth report applies to the Absolute Return Currency Fund, the fifth report applies to the Fundamental All Cap Core Fund, the sixth report applies to the Fundamental Large Cap Value Fund, the seventh report applies to the Diversified Strategies Fund, and the eight report applies to the Global Absolute Return Strategies Fund.

John Hancock

Technical Opportunities Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. The S&P 500 Index, NASDAQ, and Dow Jones Industrial Average each set new all-time highs in the final weeks of the year, and stocks continued to rally in January.

Much of this change in market sentiment from wariness to a more considered optimism has been fueled by the prospect of the Trump administration implementing a variety of pro-growth reforms. Given that Republicans control the White House and hold majorities in both houses of Congress, it is likely that change is indeed on the horizon. But the country remains deeply divided on many issues, and attempts by the new administration to implement some of its more controversial campaign promises will give investors plenty to worry about in the months ahead.

One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Technical Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
31	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Global equities gained ground during the period

Improving economic prospects and rising investor optimism propelled the fund's benchmark, the MSCI All Country World Index, to a healthy gain.

The fund underperformed its benchmark

Although stock selection added value, the fund's sector allocations detracted.

An underweight in financials was the largest detractor

The fund's below-benchmark allocation to the financial sector, which rallied on the prospects of higher interest rates and reduced regulation, was a key factor in its shortfall.

SECTOR COMPOSITION AS OF 1/31/17 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, including emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Frequent trading may increase fund transaction costs. The fund may invest in initial public offerings, which are frequently volatile in price. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP

Frank L. Teixeira, CMT, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the six months ended January 31, 2017?

Global equities rose during the period, as measured by the fund's benchmark, the MSCI All Country World Index. Early in the period, expectations for continued accommodative monetary policy from central banks around the globe stoked investors' risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the lingering impact of the U.K.'s vote to leave the European Union. Stocks' performance cooled somewhat in September and October, reflecting both the uncertainty ahead of the U.S. election and growing concerns that the U.S. Federal Reserve would need to take a more aggressive approach to raising interest rates.

The environment changed considerably following Donald Trump's victory in November, which gave rise to expectations for reduced regulatory restrictions and increased fiscal stimulus in the form of tax cuts and higher infrastructure spending; however, there was pronounced dispersion in performance among sectors and regions. With regard to the former, cyclical sectors generally outpaced those seen as being more defensive in nature. At the geographic level, the United States delivered gains well in excess of the foreign markets. While non-U.S. stocks delivered positive returns in the second half of the period, the rally was muted by the combination of political uncertainty and the effect of currency movements on returns for U.S.-based investors. With that said, economic data in both Europe and China continued to shows signs of improvement.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       4

"... an underweight in financials—which rallied sharply in the second half of the period—detracted."

What factors influenced performance?

The fund produced a positive absolute return, but it trailed its benchmark. Sector exposures contributed to performance, while individual stock selection detracted. The fund was helped by its substantial overweight in the strong-performing information technology sector and its underweight in consumer staples, which lagged the broader index. However, an underweight in financials—which rallied sharply in the second half of the period—detracted. An underweight in the energy sector, where stocks gained ground behind the continued rebound in oil prices, further pressured relative performance. The fund's sector weights are indicative of the areas of the market where we are finding securities exhibiting robust price trends.

Stock selection was a modest detractor due to the underperformance of our holdings in the materials and energy sectors. AK Steel Corp. and Kinross Gold Corp. were the leading detractors in the former group, while Laredo Petroleum, Inc. and Oasis Petroleum, Inc. hurt performance in the latter. Universal Display Corp., a producer of light-emitting diodes, and Novavax, Inc., a clinical-stage vaccine company, were the largest individual detractors overall. All of these positions were sold as of period end.

TOP 10 HOLDINGS AS OF 1/31/17 (%)

Netflix, Inc.	2.9
Freeport-McMoRan, Inc.	2.6
Martin Marietta Materials, Inc.	2.1
Match Group, Inc.	2.1
Lam Research Corp.	1.9
XPO Logistics, Inc.	1.8
Coherent, Inc.	1.8
TESARO, Inc.	1.7
Microchip Technology, Inc.	1.6
Incyte Corp.	1.5
TOTAL	20.0
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       5

"While the fund underperformed its benchmark in the past six months, we believe an approach that embraces what is leading and sheds what is lagging should lead to solid results over the long term."

We generated the best results in the healthcare sector, where Aerie Pharmaceuticals, Inc., TESARO, Inc., and ARIAD Pharmaceuticals, Inc. (which we have since sold) made significant contributions to the fund's return. The fund also outperformed in the industrials sector thanks to the strong showing of its investments in XPO Logistics, Inc. and Oshkosh Corp. Outside of these two groups, the laser-based technology company Coherent, Inc. was a top contributor, as was Netflix, Inc.

How would you characterize the fund's positioning at period end?

In the second half of the reporting period, we started to see the value style outperforming growth, high beta stocks outpacing low beta, low quality outperforming high quality, and cyclical sectors topping their defensive counterparts. We believe these developments signaled a shift to new leadership in what appears to be a new interest rate/inflation regime for the first time in years. Accordingly, the fund ended the period with overweights in industrials, information technology, and materials. We added to the fund's weighting in financials, but we remain underweight in the sector overall.

COUNTRY COMPOSITION AS OF 1/31/17 (%)

United States	84.1
China	5.7
Japan	2.1
United Kingdom	1.5
Germany	1.4
Israel	1.4
Brazil	1.0
Switzerland	1.0
Australia	1.0
Other countries	0.8
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       6

The fund was overweight in the United States, which remains the clear leader among the global markets, although both Japan and Europe have begun to command our attention. The emerging markets appeared to begin exhibiting momentum, but given the poor state of long-term technical structure in those markets, it is unclear if this is the start of a change in trend. We are therefore watching the emerging markets vigilantly. As always, we continued to scour the world for emerging trends and leading stocks.

While the fund underperformed its benchmark in the past six months, we believe an approach that embraces what is leading and sheds what is lagging should lead to solid results over the long term.

MANAGED BY

Frank L. Teixeira, CMT, CFA On the fund since 2009 Investing since 1989

The views expressed in this report are exclusively those of Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	-2.86	9.93	6.02	-0.46	60.52	55.12
Class C2	0.55	10.32	6.06	3.52	63.44	55.48
Class I3	2.55	11.44	7.12	5.03	71.84	67.59
Class NAV[3]	2.69	11.63	7.29	5.05	73.33	69.57
Index†	18.60	9.31	9.52	5.18	56.07	97.74

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class NAV
Gross/Net (%)	1.49	2.19	1.17	1.06

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Technical Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI All Country World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-3-09	15,548	15,548	19,774
Class I3	8-3-09	16,759	16,759	19,774
Class NAV[3]	8-3-09	16,957	16,957	19,774

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-3-09.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C shares.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,048.10	$8.31	1.61%
	Hypothetical example for comparison purposes	1,000.00	1,017.10	8.19	1.61%
Class C	Actual expenses/actual returns	1,000.00	1,045.20	11.96	2.32%
	Hypothetical example for comparison purposes	1,000.00	1,013.50	11.77	2.32%
Class I	Actual expenses/actual returns	1,000.00	1,050.30	6.72	1.30%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.61	1.30%
Class NAV	Actual expenses/actual returns	1,000.00	1,050.50	6.15	1.19%
	Hypothetical example for comparison purposes	1,000.00	1,019.20	6.06	1.19%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Shares	Value
Common stocks 91.4%		$565,751,758
(Cost $490,128,222)
Consumer discretionary 6.7%		41,185,836
Auto components 0.5%
Stanley Electric Company, Ltd.	107,616	3,031,792
Automobiles 1.0%
Geely Automobile Holdings, Ltd.	5,013,808	5,925,933
Hotels, restaurants and leisure 1.2%
China Lodging Group, Ltd., ADR (I)	124,174	6,709,121
Dave & Buster's Entertainment, Inc. (I)	16,966	923,968
Household durables 0.5%
Mohawk Industries, Inc. (I)	14,616	3,154,717
Internet and direct marketing retail 3.0%
Netflix, Inc. (I)	129,719	18,252,760
Leisure products 0.5%
Brunswick Corp.	53,250	3,187,545
Energy 5.1%		31,385,917
Energy equipment and services 0.7%
Tenaris SA, ADR (L)	126,050	4,416,792
Oil, gas and consumable fuels 4.4%
Callon Petroleum Company (I)	304,977	4,660,049
Concho Resources, Inc. (I)	39,600	5,521,824
Diamondback Energy, Inc. (I)	53,820	5,660,249
PDC Energy, Inc. (I)(L)	75,176	5,558,513
WPX Energy, Inc. (I)	399,748	5,568,490
Financials 7.4%		46,077,534
Banks 1.6%
Banco do Brasil SA	656,026	6,475,999
Commerce Bancshares, Inc.	58,058	3,282,019
Capital markets 2.1%
Deutsche Bank AG (I)(L)	449,621	8,951,954
Raymond James Financial, Inc.	57,632	4,318,366
Insurance 2.0%
Lincoln National Corp.	90,435	6,105,267
Unum Group	138,454	6,289,965
Thrifts and mortgage finance 1.7%
Federal Agricultural Mortgage Corp., Class C	65,137	3,625,525
LendingTree, Inc. (I)(L)	62,810	7,028,439

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       12

	Shares	Value
Health care 5.0%		$30,718,842
Biotechnology 3.9%
Exelixis, Inc. (I)	221,989	4,022,441
Incyte Corp. (I)	77,789	9,428,805
TESARO, Inc. (I)(L)	65,295	10,632,638
Pharmaceuticals 1.1%
Aerie Pharmaceuticals, Inc. (I)	151,138	6,634,958
Industrials 19.0%		117,897,167
Air freight and logistics 1.8%
XPO Logistics, Inc. (I)	252,195	11,283,204
Construction and engineering 3.5%
AECOM (I)	108,256	3,997,894
EMCOR Group, Inc.	94,693	6,599,155
Jacobs Engineering Group, Inc. (I)	87,881	5,145,433
KBR, Inc.	333,391	5,670,981
Electrical equipment 1.4%
Rockwell Automation, Inc.	60,005	8,880,140
Machinery 9.4%
Astec Industries, Inc.	65,988	4,617,840
Daifuku Company, Ltd.	257,474	5,691,858
Franklin Electric Company, Inc.	114,470	4,618,865
IDEX Corp.	70,582	6,363,673
Kennametal, Inc.	172,612	6,169,153
Lincoln Electric Holdings, Inc. (L)	60,118	5,012,038
Nordson Corp.	55,729	6,326,913
Oshkosh Corp.	99,475	6,926,444
Terex Corp.	176,649	5,617,438
The Timken Company	158,244	7,026,034
Road and rail 2.0%
Knight Transportation, Inc.	182,569	6,097,805
Ryder System, Inc.	79,779	6,190,850
Trading companies and distributors 0.9%
United Rentals, Inc. (I)	44,751	5,661,449
Information technology 38.3%		237,310,609
Communications equipment 2.9%
Finisar Corp. (I)	144,274	4,266,182
Lumentum Holdings, Inc. (I)	114,078	4,329,260
Oclaro, Inc. (I)	437,600	4,292,856
Ubiquiti Networks, Inc. (I)	81,598	5,091,715
Electronic equipment, instruments and components 7.6%
AAC Technologies Holdings, Inc.	446,752	4,588,006
Cognex Corp.	118,487	8,004,982

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       13

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Coherent, Inc. (I)	71,067	$11,209,398
Flex, Ltd. (I)	413,296	6,476,347
IPG Photonics Corp. (I)	42,081	4,838,894
Orbotech, Ltd. (I)	256,344	8,943,842
Sanmina Corp. (I)	86,810	3,381,250
Internet software and services 6.5%
Alibaba Group Holding, Ltd., ADR (I)(L)	71,615	7,255,316
Box, Inc., Class A (I)	33,222	567,100
Match Group, Inc. (I)(L)	753,715	13,092,030
NetEase, Inc., ADR	18,888	4,795,663
SINA Corp. (I)	82,990	5,786,063
TrueCar, Inc. (I)(L)	215,330	2,831,590
Zillow Group, Inc., Class C (I)(L)	166,559	5,892,857
IT services 0.5%
Cardtronics PLC, Class A (I)	56,621	3,090,374
Semiconductors and semiconductor equipment 15.9%
Amkor Technology, Inc. (I)	381,584	3,590,705
Analog Devices, Inc.	5,548	415,767
Cabot Microelectronics Corp.	79,043	5,336,193
Cirrus Logic, Inc. (I)	118,978	7,176,753
Entegris, Inc. (I)	337,094	6,320,513
FormFactor, Inc. (I)	646,643	8,050,705
Inphi Corp. (I)	168,360	7,714,255
Lam Research Corp.	102,977	11,827,938
Maxim Integrated Products, Inc.	69,929	3,110,442
Microchip Technology, Inc. (L)	145,588	9,805,352
Micron Technology, Inc. (I)	326,733	7,877,533
Microsemi Corp. (I)	114,357	6,078,075
MKS Instruments, Inc.	109,486	7,215,127
Monolithic Power Systems, Inc.	56,889	4,962,996
NVIDIA Corp.	63,865	6,972,781
Skyworks Solutions, Inc.	20,308	1,863,056
Software 4.9%
Callidus Software, Inc. (I)	117,937	2,175,938
HubSpot, Inc. (I)	139,946	7,179,230
MicroStrategy, Inc., Class A (I)	18,589	3,741,966
Nintendo Company, Ltd.	20,981	4,294,427
Pegasystems, Inc. (L)	115,638	4,486,754
ServiceNow, Inc. (I)	20,848	1,889,246
Zendesk, Inc. (I)	271,255	6,491,132

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       14

			Shares	Value
Materials 9.9%				$61,175,853
Chemicals 2.2%
	Albemarle Corp.		88,040	8,156,026
	FMC Corp.		86,332	5,193,733
Construction materials 2.1%
	Martin Marietta Materials, Inc.		57,282	13,151,947
Containers and packaging 1.0%
	RPC Group PLC		467,378	6,311,554
Metals and mining 4.6%
	BHP Billiton, Ltd., ADR		149,142	6,158,073
	Freeport-McMoRan, Inc. (I)		960,886	15,998,752
	Glencore PLC (I)		1,498,369	6,205,768
	Yield (%)		Shares	Value
Securities lending collateral 8.3%				$51,032,518
(Cost $51,029,970)
John Hancock Collateral Trust (W)	0.8662(Y	)	5,099,784	51,032,518
Total investments (Cost $541,158,192)† 99.7%				$616,784,276
Other assets and liabilities, net 0.3%				$2,110,975
Total net assets 100.0%				$618,895,251

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 1-31-17.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 1-31-17.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $544,263,632. Net unrealized appreciation aggregated to $72,520,644, of which $74,914,862 related to appreciated investment securities and $2,394,218 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $490,128,222) including $49,721,798 of securities loaned	$565,751,758
Affiliated investments, at value (Cost $51,029,970)	51,032,518
Total investments, at value (Cost $541,158,192)	616,784,276
Foreign currency, at value (Cost $64)	66
Receivable for investments sold	76,232,374
Receivable for fund shares sold	79,576
Dividends and interest receivable	321,720
Receivable for securities lending income	82,952
Other receivables and prepaid expenses	24,529
Total assets	693,525,493
Liabilities
Due to custodian	15,965
Payable for investments purchased	22,663,271
Payable for fund shares repurchased	784,088
Payable upon return of securities loaned	51,078,806
Payable to affiliates
Accounting and legal services fees	7,366
Transfer agent fees	4,411
Trustees' fees	1,168
Other liabilities and accrued expenses	75,167
Total liabilities	74,630,242
Net assets	$618,895,251
Net assets consist of
Paid-in capital	$587,530,179
Accumulated net investment loss	(4,758,249)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(39,454,557)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	75,577,878
Net assets	$618,895,251

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($32,386,297 ÷ 2,978,137 shares)[1]	$10.87
Class C ($1,886,604 ÷ 170,135 shares)[1]	$11.09
Class I ($8,092,710 ÷ 719,581 shares)	$11.25
Class NAV ($576,529,640 ÷ 50,423,569 shares)	$11.43
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.44

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       16

STATEMENT OF OPERATIONS  For the six months ended 1-31-17 (unaudited)

Investment income
Dividends	$1,682,245
Securities lending	443,747
Interest	37,663
Less foreign taxes withheld	(5,621)
Total investment income	2,158,034
Expenses
Investment management fees	3,619,465
Distribution and service fees	65,973
Accounting and legal services fees	41,474
Transfer agent fees	29,574
Trustees' fees	5,420
State registration fees	24,937
Printing and postage	18,015
Professional fees	31,679
Custodian fees	46,953
Other	9,041
Total expenses	3,892,531
Less expense reductions	(24,056)
Net expenses	3,868,475
Net investment loss	(1,710,441)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(6,453,914)
Affiliated investments	3,321
Written options	210,275
(6,240,318)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	39,021,229
Affiliated investments	3,557
39,024,786
Net realized and unrealized gain	32,784,468
Increase in net assets from operations	$31,074,027

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($1,710,441)	($3,196,130)
Net realized loss	(6,240,318)	(27,132,522)
Change in net unrealized appreciation (depreciation)	39,024,786	(125,066,103)
Increase (decrease) in net assets resulting from operations	31,074,027	(155,394,755)
Distributions to shareholders
From net realized gain
Class A	(29,210)	(7,236,588)
Class C	(1,803)	(411,214)
Class I	(7,302)	(2,737,264)
Class NAV	(483,440)	(77,283,763)
Total distributions	(521,755)	(87,668,829)
From fund share transactions	(60,181,038)	21,890,142
Total decrease	(29,628,766)	(221,173,442)
Net assets
Beginning of period	648,524,017	869,697,459
End of period	$618,895,251	$648,524,017
Accumulated net investment loss	($4,758,249)	($3,047,808)

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$10.38		$14.47	$13.76	$13.15	$9.65	$11.33
Net investment loss[2]	(0.05)		(0.10)	(0.14)	(0.14)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.55		(2.42)	2.81	2.09	3.58	(1.17)
Total from investment operations	0.50		(2.52)	2.67	1.95	3.50	(1.27)
Less distributions
From net realized gain	(0.01)		(1.57)	(1.96)	(1.34)	—	(0.41)
Net asset value, end of period	$10.87		$10.38	$14.47	$13.76	$13.15	$9.65
Total return (%)[3,4]	4.81	[5]	(18.77)	21.46	14.86	36.27	(10.93)
Ratios and supplemental data
Net assets, end of period (in millions)	$32		$40	$66	$59	$45	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	[6]	1.66	1.67	1.72	1.78	1.88
Expenses including reductions	1.61	[6]	1.65	1.65	1.71	1.78	1.88
Net investment loss	(0.94	) [6]	(0.84)	(1.05)	(1.03)	(0.69)	(1.04)
Portfolio turnover (%)	174		349	228	306	391	507

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       19

Class C Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.62		$14.86	$14.94
Net investment loss[3]	(0.09)		(0.18)	(0.27)
Net realized and unrealized gain (loss) on investments	0.57		(2.49)	2.15
Total from investment operations	0.48		(2.67)	1.88
Less distributions
From net realized gain	(0.01)		(1.57)	(1.96)
Net asset value, end of period	$11.09		$10.62	$14.86
Total return (%)[4,5]	4.52	[6]	(19.32)	14.41	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.32	[7]	2.36	3.39	[7]
Expenses including reductions	2.32	[7]	2.35	2.50	[7]
Net investment loss	(1.64	) [7]	(1.51)	(2.06	) [7]
Portfolio turnover (%)	174		349	228	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class C shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       20

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$10.72		$14.84	$14.03	$13.35	$9.77	$11.42
Net investment loss[2]	(0.03)		(0.07)	(0.10)	(0.11)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	0.57		(2.48)	2.87	2.13	3.62	(1.17)
Total from investment operations	0.54		(2.55)	2.77	2.02	3.58	(1.24)
Less distributions
From net realized gain	(0.01)		(1.57)	(1.96)	(1.34)	—	(0.41)
Net asset value, end of period	$11.25		$10.72	$14.84	$14.03	$13.35	$9.77
Total return (%)[3]	5.03	[4]	(18.49)	21.79	15.17	36.64	(10.57)
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$12	$44	$30	$18	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	[5]	1.34	1.35	1.44	1.48	1.55
Expenses including reductions	1.30	[5]	1.34	1.34	1.43	1.47	1.51
Net investment loss	(0.63	) [5]	(0.54)	(0.74)	(0.75)	(0.39)	(0.69)
Portfolio turnover (%)	174		349	228	306	391	507

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       21

Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$10.89		$15.03	$14.16	$13.44	$9.81	$11.45
Net investment loss[2]	(0.03)		(0.05)	(0.08)	(0.08)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.58		(2.52)	2.91	2.14	3.65	(1.19)
Total from investment operations	0.55		(2.57)	2.83	2.06	3.63	(1.23)
Less distributions
From net realized gain	(0.01)		(1.57)	(1.96)	(1.34)	—	(0.41)
Net asset value, end of period	$11.43		$10.89	$15.03	$14.16	$13.44	$9.81
Total return (%)[3]	5.05	[4]	(18.38)	22.02	15.38	37.00	(10.45)
Ratios and supplemental data
Net assets, end of period (in millions)	$577		$594	$758	$783	$606	$433
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	[5]	1.23	1.21	1.22	1.24	1.32
Expenses including reductions	1.19	[5]	1.22	1.20	1.21	1.23	1.32
Net investment loss	(0.51	) [5]	(0.41)	(0.59)	(0.54)	(0.16)	(0.46)
Portfolio turnover (%)	174		349	228	306	391	507

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       22

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       23

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$41,185,836	$32,228,111	$8,957,725	—
Energy	31,385,917	31,385,917	—	—
Financials	46,077,534	39,601,535	6,475,999	—
Health care	30,718,842	30,718,842	—	—
Industrials	117,897,167	112,205,309	5,691,858	—
Information technology	237,310,609	228,428,176	8,882,433	—
Materials	61,175,853	48,658,531	12,517,322	—
Securities lending collateral	51,032,518	51,032,518	—	—
Total investments in securities	$616,784,276	$574,258,939	$42,525,337	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       24

the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of January 31, 2017, the fund loaned common stocks valued at $49,721,798 and received $51,078,806 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $1,793.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       25

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, late year loss deferrals and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are typically traded through the OTC market. Certain options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       26

imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended January 31, 2017, the fund wrote option contracts to manage against anticipated changes in securities markets. As of January 31, 2017, there were no open written option contracts held by the fund. The following table summarizes the fund's written options activities during the six months ended January 31, 2017:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	—
Options written	151	$210,275
Option closed	—	—
Options exercised	—	—
Options expired	(151)	(210,275)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Statement of operations location - Net realized gain (loss) on:
Risk	Written options
Equity	$210,275

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. Effective January 1, 2017, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 1.00% of the first $1 billion of the fund's average daily net assets and b) 0.95% of the fund's average daily net assets in excess of $1 billion.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       27

Prior to January 1, 2017, the daily management fee was 1.20% of the first $250 million of the fund's average daily net assets and b) 1.15% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to the following for the six months ended January 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$1,362	Class NAV	$22,222
Class C	91	Total	$24,056
Class I	381

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 1.13% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $8,434 for the six months ended January 31, 2017. Of this amount, $1,406 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $6,490 was paid as sales commissions to broker-dealers and $538 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, CDSCs received by the Distributor amounted to $1 and $1,041 for Class A and Class C shares, respectively.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       28

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$53,923	$22,380
Class C	12,050	1,500
Class I	—	5,694
Class NAV	—	—
Total	$65,973	$29,574

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	93,622	$979,447	1,054,391	$13,370,422
Distributions reinvested	2,785	28,935	602,249	7,154,724
Repurchased	(984,623)	(10,258,312)	(2,377,893)	(26,752,397)
Net decrease	(888,216)	($9,249,930)	(721,253)	($6,227,251)
Class C shares
Sold	5,041	$53,830	239,999	$3,062,384
Distributions reinvested	139	1,478	27,492	335,402
Repurchased	(101,298)	(1,078,504)	(126,008)	(1,407,542)
Net increase (decrease)	(96,118)	($1,023,196)	141,483	$1,990,244
Class I shares
Sold	150,425	$1,626,316	1,099,847	$13,665,360
Distributions reinvested	627	6,736	200,155	2,449,902
Repurchased	(544,655)	(5,865,461)	(3,118,125)	(38,660,587)
Net decrease	(393,603)	($4,232,409)	(1,818,123)	($22,545,325)
Class NAV shares
Sold	147,807	$1,614,187	1,832,023	$20,562,740
Distributions reinvested	44,271	483,440	6,217,519	77,283,763
Repurchased	(4,266,287)	(47,773,130)	(3,969,997)	(49,174,029)
Net increase (decrease)	(4,074,209)	($45,675,503)	4,079,545	$48,672,474
Total net increase (decrease)	(5,452,146)	($60,181,038)	1,681,652	$21,890,142

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       29

Affiliates of the fund owned 100% of shares of the fund of Class NAV on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,037,331,622 and $1,124,921,537, respectively, for the six months ended January 31, 2017.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017, funds within the John Hancock group of funds complex held 93.2% of the fund's net assets. The following affiliated funds owned of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	43.3%
John Hancock Funds II Lifestyle Balanced Portfolio	26.0%
John Hancock Funds II Lifestyle Aggressive Portfolio	18.5%

Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       30

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       31

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Technical Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348590	347SA 1/17 3/17

John Hancock

Global Income Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. In fact, yields on 10-year U.S. Treasuries jumped dramatically higher postelection, finishing the year at 2.45%, more than 100 basis points higher than their July 2016 lows. The U.S. Federal Reserve raised short-term interest rates in December and hinted at multiple rate increases in 2017, which will put further upward pressure on yields. High-yielding corporate bonds benefited along with other risk assets.

Much of the change in market sentiment from wariness to a more considered optimism has been fueled by the prospect of the Trump administration implementing a variety of pro-growth reforms. Given that Republicans control the White House and hold majorities in both houses of Congress, it is likely that change is indeed on the horizon. But the country remains deeply divided on many issues, and attempts by the new administration to implement some of its more controversial campaign promises will give investors plenty to worry about in the months ahead.

At John Hancock Investments, we believe one of the best ways to navigate today's rising interest-rate environment is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
30	Financial highlights
33	Notes to financial statements
43	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield bonds performed very well, but emerging markets lagged

Although improving growth expectations fueled robust gains for high yield, U.S. dollar strength and the prospect of tighter U.S. Federal Reserve policy pressured emerging-market debt.

The fund trailed its blended benchmark

The fund delivered a positive absolute return, but its defensive posture in high yield was out of step with the substantial rally in lower-rated bonds.

Positioning in emerging markets added value

The fund's effective positioning in its emerging-market portfolio contributed to relative performance.

PORTFOLIO COMPOSITION AS OF 1/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

How did high-yield and emerging-market bonds perform during the six months ended January 31, 2017?

High-yield bonds (those rated BB and below) delivered robust returns for the period, but emerging-market debt experienced more challenging conditions. The Bank of America Merrill Lynch High Yield Master II Constrained Index gained 6.25%, while the JPMorgan EMBI Global Diversified Index fell 0.50%. The fund's blended benchmark, which is divided equally between the two indexes, gained 2.84%. In contrast, the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index, which is a broad index for the high-yield market, returned 2.18%.

The U.S. election proved to be the headline event of the period. With Republicans gaining control of both the executive and legislative branches of the government, investors recalibrated their expectations in favor of a more business-friendly environment characterized by lower taxes, reduced regulations, and stronger economic growth. At the same time, however, the markets also began to factor in the potential for a more aggressive interest-rate policy by the U.S. Federal Reserve, as well as the possibility of rising protectionism in the United States.

This set of circumstances created a favorable backdrop for high-yield bonds, since stronger growth can improve the credit profiles of lower-rated companies. The asset class was further aided by the gains for oil and other commodities, which boosted the outlook for the many energy and materials issuers in the high-yield market.

Conversely, the events of the past six months generally weighed on performance in the emerging markets. The prospect of higher U.S. interest rates, together with the strength of the U.S. dollar, led to a sharp sell-off in mid-November and a loss for the full six-month period. In addition, the threat of protectionism was a headwind to countries, such as Mexico, that count the United States among their major trading partners.

What factors had the largest impact on the fund's results?

The fund generated a positive absolute return for the period, but it lagged its blended benchmark due to a modest shortfall in its high-yield portfolio.

Our defensive positioning was the primary reason for the fund's underperformance in high yield. There was a significant disparity of returns across the asset class, with only 4 (energy, metals, chemicals, and transportation) of the 26 industry groups finishing with returns higher than the overall index. Within these segments, the lowest-quality bonds typically generated the best returns. In this environment, the portfolio's underweights in commodity-related and lower-quality securities led to underperformance.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       4

On the positive side, we added value through issuer selection. Our positioning in the energy sector, where our emphasis on the exploration and production and oil field services categories, and corresponding underweight in distribution and refining issues, made the largest contribution to results.

What aspects of the fund's positioning influenced its results in the emerging markets?

Several factors contributed to the fund's robust showing in this segment. The portfolio benefited from its out-of-benchmark position in corporate bonds, primarily those of energy producers in Brazil and Colombia. Our allocation to Colombia also incorporated local currency issues, which further aided performance. In addition, the fund benefited from its underweight positions in lower-yielding Asian countries with higher sensitivity to the U.S. market—a positive given the spike in U.S. Treasury yields following the election.

Positions in Ghana and other sub-Saharan African nations made notable contributions, as well. We established positions in the debt issues of the Ivory Coast, Zambia, Angola, Ghana, and Gabon in late 2015 and early 2016, when the sharp downturn in oil prices led to a meaningful increase in yield spreads. We saw this as an opportunity, since African countries typically have limited short-term debt maturities and thus a low risk of near-term default. These markets rallied as oil prices recovered later in 2016, adding to fund performance.

On the negative side, the emerging-markets portfolio was hurt by its overweight position in Mexico, which lagged on concerns that the country's close ties with the United States made it vulnerable to the uncertainty about U.S. trade policy. We maintained the overweight position at the close of the period, as we believed yields more than compensated investors for the risks. The fund also lost some

QUALITY COMPOSITION AS OF 1/31/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       5

"We continue to see opportunities in Brazil and Argentina, where we believe valuations are attractive and favorable political developments provide a firm foundation for performance."
performance from its tilt toward longer-dated securities in Venezuela, where shorter-term bonds generally produced the strongest gains.

How was the fund positioned at the end of the period in terms of its broader allocation?

We believe the emerging markets offer a better risk/return profile than high yield, particularly after the large disparity in returns between the two categories during the past six months. We also believe the United States is in the latter stages of the credit cycle, whereas the emerging markets have a longer runway for economic growth.

How was the fund positioned in high yield?

We maintain a defensive outlook regarding high yield, as we believe many of the positive policy proposals are already reflected in valuations. Our concern is if the anticipated policies prove to be less favorable than current expectations, or if economic growth fails to meet investor expectations, the high-yield market may experience weaker returns. Conversely, a successful implementation of the proposed policy changes could result in an extension of the credit cycle.

At the industry level, the high-yield portfolio was overweight in building products, utilities, and cable/media. We see upside potential in these groups stemming from the strong real estate market, stabilizing natural gas prices, and the prospects of accelerating merger-and-acquisition activity, respectively. The portfolio was underweight in financials, where high-yield issuers have experienced rising competitive pressures from larger companies, as well as in the mining and energy industries.

How would you characterize the fund's positioning in the emerging markets?

We continue to see an unfavorable risk/return profile in countries with higher correlations to the

TOP 10 ISSUERS AS OF 1/31/17 (%)

Republic of Argentina	3.9
Petroleos Mexicanos	2.9
Republic of Ukraine	2.8
Republic of Turkey	2.7
Republic of Indonesia	2.1
Government of Dominican Republic	1.7
Republic of Colombia	1.7
Federative Republic of Brazil	1.5
Republic of Costa Rica	1.4
Republic of Panama	1.3
TOTAL	22.0
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       6

U.S. bond market, including China, Malaysia, the Philippines, and Chile. We have also sought to minimize exposure to countries with above-average sensitivity to shifting U.S. trade policy, with the notable exception of Mexico. Instead, we have tilted the portfolio toward countries where higher yields indicate a greater potential for price appreciation, including Ukraine, Turkey, Zambia, and other African countries. We continue to see opportunities in Brazil and Argentina, where we believe valuations are attractive and favorable political developments provide a firm foundation for performance.

Do you have any closing thoughts for investors?

The U.S. economy continues to produce steady growth, and economic conditions overseas appear to be improving. Additionally, the low level of yields on developed-market government bonds can stimulate demand for higher-yielding assets. We believe these factors can offer ongoing support to both high-yield and emerging-market bonds. However, given the continued uncertainty in the political realm, the possibility of rising rates, and less attractive valuations in certain segments of both asset classes, we believe a highly selective approach is warranted as we move through 2017.

MANAGED BY

The Global Income Fund is managed by a five person team at Stone Harbor Investment Partners LP.

COUNTRY COMPOSITION AS OF 1/31/17 (%)

United States	42.0
Mexico	4.8
Argentina	4.4
Brazil	3.6
Ukraine	2.8
Indonesia	2.7
Turkey	2.7
Colombia	1.8
Dominican Republic	1.7
Venezuela	1.7
Other countries	31.8
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	6-month	5-year	Since inception[2]	as of 1-31-17	as of 1-31-17
Class A	11.07	3.36	5.15	-1.56	17.99	43.93	4.60	4.59
Class I3	16.15	4.50	6.05	2.61	24.64	53.15	5.10	5.10
Class NAV[3]	16.25	4.67	6.19	2.76	25.63	54.66	5.23	5.22
Index 1†	14.55	6.01	7.22	2.18	33.86	65.81	—	—
Index 2†	16.43	6.48	7.87	2.84	36.87	73.21	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross (%)	1.31	1.01	0.89
Net (%)	1.30	1.00	0.89

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index; Index 2 is 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a separate index and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I3	11-2-09	15,315	15,315	16,581	16,581
Class NAV[3]	11-2-09	15,466	15,466	17,321	17,321

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The BofA Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-2-09.
3	For certain types of investors as described in the fund's prospectuses.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,025.50	$6.64	1.30%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.61	1.30%
Class I	Actual expenses/actual returns	1,000.00	1,026.10	5.11	1.00%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	5.09	1.00%
Class NAV	Actual expenses/actual returns	1,000.00	1,027.60	4.45	0.87%
	Hypothetical example for comparison purposes	1,000.00	1,020.80	4.43	0.87%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 50.9%					$181,039,840
(Cost $179,372,761)
Argentina 0.4%					1,404,082
Arcor SAIC (S)	6.000	07-06-23		99,000	103,455
Argentine Bonos Del Tesoro	16.000	10-17-23	ARS	7,900,000	539,755
Cablevision SA (S)	6.500	06-15-21		220,000	226,600
Pampa Energia SA (S)	7.500	01-24-27		292,000	288,642
Petrobras Argentina SA (S)	7.375	07-21-23		242,000	245,630
Austria 0.0%					133,705
ESAL GmbH (S)	6.250	02-05-23		134,000	133,705
Azerbaijan 0.3%					1,066,697
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		588,000	567,763
State Oil Company of the Azerbaijan Republic	6.950	03-18-30		473,000	498,934
Brazil 1.8%					6,384,936
Brazil Loan Trust 1 (S)	5.477	07-24-23		1,211,380	1,215,922
Brazil Loan Trust 1	5.477	07-24-23		180,182	180,632
Brazil Minas SPE	5.333	02-15-28		3,823,000	3,756,098
GTL Trade Finance, Inc. (S)	5.893	04-29-24		128,000	129,728
Marfrig Holdings Europe BV (S)	8.000	06-08-23		232,000	244,528
Petrobras Global Finance BV	8.750	05-23-26		761,000	858,028
Canada 1.4%					4,939,375
Cascades, Inc. (S)	5.500	07-15-22		795,000	805,931
Hudbay Minerals, Inc. (S)	7.250	01-15-23		940,000	994,050
Mercer International, Inc.	7.750	12-01-22		890,000	952,300
New Gold, Inc. (S)	6.250	11-15-22		510,000	512,550
Norbord, Inc. (S)	6.250	04-15-23		765,000	794,644
Quebecor Media, Inc.	5.750	01-15-23		840,000	879,900
Cayman Islands 0.1%					186,675
Brazil Minas Spe via State of Minas Gerais (S)	5.333	02-15-28		190,000	186,675
Chile 0.5%					1,931,677
Banco del Estado de Chile (S)	3.875	02-08-22		164,000	168,677
Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22		1,102,000	1,086,719
Corporacion Nacional del Cobre de Chile (S)	6.150	10-24-36		255,000	292,291
Corporacion Nacional del Cobre de Chile	6.150	10-24-36		335,000	383,990
China 0.9%					3,158,753
Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20		570,000	600,378
Sinopec Group Overseas Development 2013, Ltd.	4.375	10-17-23		325,000	342,863
Sinopec Group Overseas Development 2014, Ltd.	4.375	04-10-24		1,764,000	1,842,029
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.150	06-02-26		389,000	373,483

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
Costa Rica 0.1%				$506,340
Banco Nacional de Costa Rica (S)	5.875	04-25-21	485,000	506,340
France 0.5%				1,658,944
Albea Beauty Holdings SA (S)	8.375	11-01-19	945,000	981,619
SFR Group SA (S)	7.375	05-01-26	660,000	677,325
Germany 0.2%				635,756
Unitymedia GmbH (S)	6.125	01-15-25	615,000	635,756
Hong Kong 0.1%				397,225
Studio City Company, Ltd. (S)	7.250	11-30-21	376,000	397,225
India 0.2%				515,810
Vedanta Resources PLC (S)	6.375	07-30-22	489,000	489,734
Vedanta Resources PLC (S)	8.250	06-07-21	24,000	26,076
Indonesia 0.6%				2,203,179
Pertamina Persero PT	5.250	05-23-21	352,000	372,545
Pertamina Persero PT	6.450	05-30-44	1,180,000	1,233,531
Perusahaan Listrik Negara PT	5.250	10-24-42	650,000	597,103
Ireland 0.9%				3,335,263
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	1,135,000	1,215,869
Endo, Ltd. (S)	6.000	02-01-25	1,185,000	971,700
Mallinckrodt International Finance SA (S)	5.625	10-15-23	1,295,000	1,147,694
Jamaica 0.0%				158,418
Digicel Group, Ltd. (S)	7.125	04-01-22	198,000	158,418
Kazakhstan 0.9%				3,101,967
KazAgro National Management Holding JSC (S)	4.625	05-24-23	402,000	381,360
KazMunayGas National Company (S)	6.375	04-09-21	501,000	545,799
KazMunayGas National Company	6.375	04-09-21	1,484,000	1,617,560
KazMunayGas National Company	7.000	05-05-20	507,000	557,248
Kuwait 0.1%				280,995
Equate Petrochemical BV (S)	4.250	11-03-26	286,000	280,995
Luxembourg 1.2%				4,425,410
Altice Luxembourg SA (S)	7.750	05-15-22	1,010,000	1,071,863
Cosan Luxembourg SA (S)	7.000	01-20-27	230,000	238,924
Dana Financing Luxembourg Sarl (S)	6.500	06-01-26	1,000,000	1,057,680
Minerva Luxembourg SA (S)	6.500	09-20-26	237,000	235,519
Wind Acquisition Finance SA (S)	4.750	07-15-20	625,000	635,938
Wind Acquisition Finance SA (S)	7.375	04-23-21	1,140,000	1,185,486
Malaysia 0.7%				2,474,898
1MDB Global Investments, Ltd.	4.400	03-09-23	2,100,000	1,944,111
Petronas Capital, Ltd. (S)	4.500	03-18-45	519,000	530,787

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       13

	Rate (%)	Maturity date	Par value^	Value
Mexico 3.7%				$13,194,078
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26	857,000	818,392
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (S)	3.800	08-11-26	758,000	719,153
Cemex SAB de CV (S)	5.700	01-11-25	34,000	34,391
Cemex SAB de CV (S)	6.125	05-05-25	90,000	92,925
Cemex SAB de CV (S)	7.250	01-15-21	200,000	213,750
Cemex SAB de CV (S)	7.750	04-16-26	198,000	220,612
Comision Federal de Electricidad (S)	4.750	02-23-27	319,000	307,516
Comision Federal de Electricidad (S)	4.875	01-15-24	295,000	296,770
Petroleos Mexicanos	4.500	01-23-26	191,000	173,504
Petroleos Mexicanos (P)(S)	4.607	03-11-22	377,000	391,609
Petroleos Mexicanos (S)	5.375	03-13-22	346,000	353,093
Petroleos Mexicanos	5.500	01-21-21	40,000	41,620
Petroleos Mexicanos	5.500	06-27-44	480,000	393,000
Petroleos Mexicanos	5.625	01-23-46	439,000	365,511
Petroleos Mexicanos	6.000	03-05-20	94,000	99,640
Petroleos Mexicanos (S)	6.375	02-04-21	275,000	294,022
Petroleos Mexicanos	6.375	01-23-45	669,000	603,354
Petroleos Mexicanos (S)	6.500	03-13-27	567,000	583,641
Petroleos Mexicanos	6.500	06-02-41	1,022,000	949,949
Petroleos Mexicanos	6.625	06-15-35	65,000	63,237
Petroleos Mexicanos (S)	6.750	09-21-47	2,742,000	2,587,625
Petroleos Mexicanos	6.875	08-04-26	3,084,000	3,265,339
Petroleos Mexicanos	6.875	08-04-26	104,000	110,115
Petroleos Mexicanos	9.500	09-15-27	154,000	184,030
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	34,000	31,280
Morocco 0.2%				628,011
OCP SA (S)	5.625	04-25-24	362,000	375,861
OCP SA (S)	6.875	04-25-44	246,000	252,150
Netherlands 0.3%				1,056,300
UPCB Finance IV, Ltd. (S)	5.375	01-15-25	960,000	974,400
VTR Finance BV (S)	6.875	01-15-24	78,000	81,900
United Kingdom 0.9%				3,235,200
Anglo American Capital PLC (S)	4.125	09-27-22	785,000	791,987
Fiat Chrysler Automobiles NV	5.250	04-15-23	1,075,000	1,099,188
Virgin Media Finance PLC (S)	6.000	10-15-24	1,290,000	1,344,025
United States 33.8%				120,262,585
AECOM	5.750	10-15-22	780,000	821,925
Albertsons Companies LLC (S)	6.625	06-15-24	470,000	489,834
AMC Entertainment, Inc.	5.750	06-15-25	915,000	944,738

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Artesyn Embedded Technologies, Inc. (S)	9.750	10-15-20	670,000	$629,800
Berry Plastics Corp.	6.000	10-15-22	550,000	582,313
Boise Cascade Company (S)	5.625	09-01-24	935,000	951,363
Boyd Gaming Corp. (S)	6.375	04-01-26	585,000	627,413
BWAY Holding Company (S)	9.125	08-15-21	915,000	983,625
Cable One, Inc. (S)	5.750	06-15-22	835,000	872,575
Cablevision Systems Corp.	5.875	09-15-22	2,285,000	2,296,426
Callon Petroleum Company (S)	6.125	10-01-24	635,000	672,306
Calpine Corp.	5.750	01-15-25	995,000	975,100
CCO Holdings LLC (S)	5.125	05-01-27	965,000	981,888
CCO Holdings LLC (S)	5.500	05-01-26	1,685,000	1,765,038
CenturyLink, Inc.	7.650	03-15-42	1,110,000	1,009,406
CF Industries, Inc.	5.150	03-15-34	820,000	752,350
Cinemark USA, Inc.	5.125	12-15-22	725,000	744,938
Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,056,000	1,104,840
CNOOC Finance 2015 USA LLC	3.500	05-05-25	240,000	234,015
Cogent Communications Group, Inc. (S)	5.375	03-01-22	740,000	768,675
Community Health Systems, Inc.	6.875	02-01-22	1,540,000	1,124,200
Continental Resources, Inc.	4.900	06-01-44	820,000	721,600
Continental Resources, Inc.	5.000	09-15-22	1,010,000	1,032,725
Crestwood Midstream Partners LP	6.250	04-01-23	430,000	443,975
CyrusOne LP	6.375	11-15-22	510,000	538,050
Dean Foods Company (S)	6.500	03-15-23	1,125,000	1,175,625
Denbury Resources, Inc. (S)	9.000	05-15-21	654,000	714,495
Diamond 1 Finance Corp. (S)	5.875	06-15-21	385,000	406,105
Diamond 1 Finance Corp. (S)	7.125	06-15-24	360,000	394,149
Diamondback Energy, Inc. (S)	4.750	11-01-24	1,040,000	1,038,700
Diebold Nixdorf, Inc.	8.500	04-15-24	715,000	781,138
DISH DBS Corp.	7.750	07-01-26	2,735,000	3,055,515
Dynegy, Inc.	6.750	11-01-19	1,050,000	1,077,563
Dynegy, Inc. (S)	8.000	01-15-25	675,000	648,000
Energizer Holdings, Inc. (S)	5.500	06-15-25	700,000	712,250
Envision Healthcare Corp.	5.625	07-15-22	730,000	751,900
Envision Healthcare Corp. (S)	6.250	12-01-24	410,000	431,525
EP Energy LLC	6.375	06-15-23	800,000	698,000
EP Energy LLC	9.375	05-01-20	830,000	844,525
Flex Acquisition Company, Inc. (S)	6.875	01-15-25	495,000	503,229
Freeport-McMoRan, Inc.	3.550	03-01-22	995,000	930,325
Freeport-McMoRan, Inc.	5.400	11-14-34	620,000	541,533
Frontier Communications Corp.	6.250	09-15-21	890,000	832,150
Frontier Communications Corp.	9.000	08-15-31	1,469,000	1,266,557
FTS International, Inc.	6.250	05-01-22	1,175,000	1,065,725
GCI, Inc.	6.875	04-15-25	635,000	660,400
GenOn Energy, Inc.	9.500	10-15-18	1,975,000	1,501,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Golden Nugget, Inc. (S)	8.500	12-01-21	605,000	$648,863
Gray Television, Inc. (S)	5.125	10-15-24	475,000	466,688
Gray Television, Inc. (S)	5.875	07-15-26	1,035,000	1,028,531
Griffon Corp.	5.250	03-01-22	1,215,000	1,227,150
HCA, Inc.	5.250	06-15-26	690,000	719,325
HCA, Inc.	5.375	02-01-25	1,335,000	1,361,700
HealthSouth Corp.	5.750	11-01-24	1,015,000	1,030,225
Hornbeck Offshore Services, Inc.	5.000	03-01-21	965,000	673,088
Hornbeck Offshore Services, Inc.	5.875	04-01-20	550,000	409,750
Hot Topic, Inc. (S)	9.250	06-15-21	960,000	1,008,000
IASIS Healthcare LLC	8.375	05-15-19	1,065,000	1,019,738
Jacobs Entertainment, Inc. (S)	7.875	02-01-24	515,000	529,806
JBS USA LUX SA (S)	7.250	06-01-21	340,000	351,050
JBS USA LUX SA (S)	7.250	06-01-21	135,000	139,388
JC Penney Corp., Inc.	7.400	04-01-37	635,000	544,513
Kaiser Aluminum Corp.	5.875	05-15-24	760,000	796,100
Kinetic Concepts, Inc. (S)	9.625	10-01-21	975,000	1,045,200
L Brands, Inc.	6.875	11-01-35	805,000	784,875
Landry's, Inc. (S)	6.750	10-15-24	725,000	746,750
Laredo Petroleum, Inc.	7.375	05-01-22	740,000	770,525
Level 3 Communications, Inc.	5.750	12-01-22	765,000	791,775
Levi Strauss & Company	5.000	05-01-25	655,000	657,866
Lin Television Corp.	5.875	11-15-22	1,060,000	1,081,200
Louisiana-Pacific Corp.	4.875	09-15-24	875,000	872,813
Manitowoc Foodservice, Inc.	9.500	02-15-24	540,000	621,000
Masonite International Corp. (S)	5.625	03-15-23	430,000	445,050
MasTec, Inc.	4.875	03-15-23	1,560,000	1,542,450
Mediacom LLC	7.250	02-15-22	1,015,000	1,053,469
MGM Resorts International	6.625	12-15-21	685,000	763,775
Micron Technology, Inc.	5.500	02-01-25	1,010,000	1,015,050
MPG Holdco I, Inc.	7.375	10-15-22	1,025,000	1,104,438
Murphy Oil Corp.	4.700	12-01-22	510,000	500,756
Murphy Oil Corp.	6.875	08-15-24	415,000	445,088
NCI Building Systems, Inc. (S)	8.250	01-15-23	705,000	768,450
NCR Corp.	5.000	07-15-22	825,000	844,594
Nexstar Escrow Corp. (S)	5.625	08-01-24	1,115,000	1,113,606
Novelis Corp. (S)	6.250	08-15-24	795,000	839,719
NRG Energy, Inc.	6.250	07-15-22	1,420,000	1,462,600
Nuance Communications, Inc. (S)	5.625	12-15-26	415,000	414,481
Oasis Petroleum, Inc.	6.875	03-15-22	1,025,000	1,050,625
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23	525,000	552,563
Parker Drilling Company	7.500	08-01-20	675,000	617,625
PetSmart, Inc. (S)	7.125	03-15-23	1,220,000	1,198,650
Pilgrim's Pride Corp. (S)	5.750	03-15-25	1,115,000	1,122,671

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       16

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Pinnacle Entertainment, Inc. (S)	5.625	05-01-24	1,045,000	$1,060,079
Pinnacle Foods Finance LLC	5.875	01-15-24	510,000	539,228
Post Holdings, Inc. (S)	5.000	08-15-26	1,245,000	1,203,753
PTC, Inc.	6.000	05-15-24	580,000	617,683
QEP Resources, Inc.	5.375	10-01-22	1,180,000	1,191,800
Quicken Loans, Inc. (S)	5.750	05-01-25	765,000	736,313
Range Resources Corp. (S)	5.000	03-15-23	805,000	802,988
Revlon Consumer Products Corp.	5.750	02-15-21	685,000	687,569
Revlon Consumer Products Corp.	6.250	08-01-24	790,000	817,650
Rivers Pittsburgh Borrower LP (S)	6.125	08-15-21	960,000	986,400
Rowan Companies, Inc.	7.375	06-15-25	805,000	841,225
RSI Home Products, Inc. (S)	6.500	03-15-23	935,000	974,738
RSP Permian, Inc. (S)	5.250	01-15-25	370,000	378,325
Safeway, Inc.	7.250	02-01-31	930,000	913,725
Seagate HDD Cayman	4.875	06-01-27	1,320,000	1,241,950
SESI LLC	7.125	12-15-21	1,010,000	1,036,513
Signode Industrial Group Lux SA (S)	6.375	05-01-22	800,000	812,000
Sinclair Television Group, Inc. (S)	5.625	08-01-24	1,225,000	1,246,438
SM Energy Company	6.125	11-15-22	850,000	877,625
Southwestern Energy Company	6.700	01-23-25	1,225,000	1,231,125
Spectrum Brands, Inc.	6.125	12-15-24	770,000	814,275
Sprint Capital Corp.	8.750	03-15-32	2,125,000	2,438,438
SPX FLOW, Inc. (S)	5.625	08-15-24	1,030,000	1,050,600
Standard Industries, Inc. (S)	5.375	11-15-24	650,000	670,313
Summit Materials LLC	6.125	07-15-23	695,000	717,588
T-Mobile USA, Inc.	6.500	01-15-26	890,000	979,223
T-Mobile USA, Inc.	6.731	04-28-22	465,000	483,600
Talen Energy Supply LLC (S)	4.625	07-15-19	1,655,000	1,601,213
Team Health, Inc. (S)	7.250	12-15-23	730,000	835,850
TEGNA, Inc.	6.375	10-15-23	935,000	988,763
Terex Corp. (S)	5.625	02-01-25	875,000	893,638
The Fresh Market, Inc. (S)	9.750	05-01-23	575,000	511,750
Tops Holding LLC (S)	8.000	06-15-22	885,000	701,363
Tribune Media Company	5.875	07-15-22	1,510,000	1,525,100
Trinseo Materials Operating SCA (S)	6.750	05-01-22	750,000	792,188
US Concrete, Inc.	6.375	06-01-24	850,000	896,750
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	1,815,000	1,381,669
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20	460,000	416,300
Valvoline, Inc. (S)	5.500	07-15-24	455,000	477,750
Versum Materials, Inc. (S)	5.500	09-30-24	965,000	1,003,600
WESCO Distribution, Inc.	5.375	12-15-21	560,000	581,000
Western Digital Corp. (S)	10.500	04-01-24	1,110,000	1,308,413
Windstream Services LLC	7.500	04-01-23	618,000	590,190
XPO Logistics, Inc. (S)	6.500	06-15-22	875,000	913,281

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       17

	Rate (%)		Maturity date	Par value^		Value
United States (continued)
Zayo Group LLC (S)	5.750		01-15-27		280,000	$286,300
ZF North America Capital, Inc. (S)	4.750		04-29-25		910,000	925,197
Venezuela 1.1%						3,763,561
Petroleos de Venezuela SA	6.000		05-16-24		4,298,879	1,734,598
Petroleos de Venezuela SA	6.000		11-15-26		5,344,298	2,028,963
Foreign government obligations 40.3%						$143,559,818
(Cost $145,092,817)
Angola 0.4%						1,380,697
Republic of Angola
Bond	9.500		11-12-25		836,000	796,457
Bond (S)	9.500		11-12-25		612,000	584,240
Argentina 4.0%						14,380,160
Provincia del Chaco Argentina	9.375		08-18-24		472,000	442,500
Republic of Argentina
Bond (P)	2.260		12-31-38	EUR	509,000	322,813
Bond (P)	2.500		12-31-38		426,054	262,449
Bond (S)	7.125		07-06-36		198,000	186,615
Bond	7.820		12-31-33	EUR	4,454,906	4,831,670
Bond	7.820		12-31-33	EUR	5,532,699	6,053,646
Bond	8.280		12-31-33		458,466	468,782
GDP-Linked Note (I)	4.654	*	12-15-35	EUR	17,949,249	1,811,685
Azerbaijan 1.1%						4,055,047
Republic of Azerbaijan
Bond	4.750		03-18-24		967,000	963,335
Bond (S)	4.750		03-18-24		3,106,000	3,091,712
Bahrain 0.2%						567,825
Kingdom of Bahrain Bond (S)	7.000		10-12-28		554,000	567,825
Brazil 1.5%						5,245,604
Federative Republic of Brazil
Bond	2.625		01-05-23		8,000	7,270
Bond	4.250		01-07-25		615,000	595,781
Bond	4.875		01-22-21		1,018,000	1,058,720
Bond	5.000		01-27-45		143,000	122,265
Bond	5.625		01-07-41		750,000	701,250
Bond	5.625		02-21-47		9,000	8,370
Bond	6.000		04-07-26		402,000	430,643
Bond	8.250		01-20-34		731,000	875,373
Note	10.000		01-01-25	BRL	4,720,000	1,445,932

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value
Chile 0.3%					$967,688
Republic of Chile Bond	3.125	01-21-26		975,000	967,688
Colombia 1.8%					6,487,138
Bogota Distrito Capital Bond	9.750	07-26-28	COP	1,695,000,000	588,766
Republic of Colombia
Bond	4.000	02-26-24		3,564,000	3,629,934
Bond	4.500	01-28-26		456,000	476,748
Bond	5.000	06-15-45		458,000	447,695
Bond	7.375	09-18-37		164,000	204,180
Bond	8.125	05-21-24		450,000	567,000
Bond	10.375	01-28-33		391,000	572,815
Costa Rica 1.4%					4,836,405
Republic of Costa Rica
Bond	4.250	01-26-23		1,682,000	1,593,695
Bond (S)	7.000	04-04-44		1,269,000	1,221,273
Bond	7.158	03-12-45		2,078,000	2,021,437
Croatia 1.0%					3,578,674
Republic of Croatia
Bond (S)	5.500	04-04-23		1,424,000	1,514,495
Bond	6.250	04-27-17		1,450,000	1,463,710
Bond (S)	6.375	03-24-21		549,000	600,469
Dominican Republic 1.7%					6,153,915
Government of Dominican Republic
Bond	5.500	01-27-25		135,000	134,051
Bond (S)	5.875	04-18-24		1,829,000	1,876,225
Bond (S)	5.950	01-25-27		403,000	403,000
Bond	6.600	01-28-24		2,745,000	2,937,150
Bond	6.875	01-29-26		753,000	803,489
Ecuador 0.8%					2,917,503
Republic of Ecuador
Bond	7.950	06-20-24		1,306,000	1,292,940
Bond (S)	7.950	06-20-24		426,000	421,740
Bond (S)	9.650	12-13-26		758,000	799,690
Bond	10.500	03-24-20		369,000	403,133
Egypt 0.1%					306,733
Republic of Egypt Bond (S)	6.125	01-31-22		304,000	306,733
El Salvador 0.7%					2,577,814
Republic of El Salvador
Bond	5.875	01-30-25		200,000	174,604
Bond (S)	5.875	01-30-25		60,000	52,402

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
El Salvador (continued)
Bond (S)	6.375	01-18-27		115,000	$100,913
Bond	7.375	12-01-19		131,000	131,328
Bond	7.650	06-15-35		88,000	77,404
Bond	7.750	01-24-23		927,000	924,683
Bond	8.250	04-10-32		1,163,000	1,116,480
Ethiopia 0.1%					395,683
Federal Democratic Republic of Ethiopia Bond (S)	6.625	12-11-24		440,000	395,683
Gabon 0.4%					1,534,655
Republic of Gabon
Bond (S)	6.375	12-12-24		219,000	201,044
Bond	6.375	12-12-24		277,684	254,920
Bond (S)	6.950	06-16-25		630,000	583,638
Bond	8.200	12-12-17		480,000	495,053
Georgia 0.2%					596,722
Republic of Georgia Bond (S)	6.875	04-12-21		540,000	596,722
Ghana 0.2%					838,743
Republic of Ghana
Bond	10.750	10-14-30		200,000	235,351
Bond (S)	10.750	10-14-30		512,000	603,392
Honduras 0.1%					413,088
Republic of Honduras Bond (S)	6.250	01-19-27		416,000	413,088
Hungary 1.1%					3,980,248
Republic of Hungary
Bond	4.375	07-04-17	EUR	442,000	485,785
Bond	5.375	02-21-23		947,000	1,032,495
Bond	5.375	03-25-24		355,000	389,613
Bond	5.750	11-22-23		747,000	834,011
Bond	6.375	03-29-21		1,106,000	1,238,344
Indonesia 2.1%					7,495,914
Republic of Indonesia
Bond	3.750	04-25-22		341,000	346,112
Bond	4.750	01-08-26		3,014,000	3,168,458
Bond	5.250	01-17-42		1,166,000	1,200,144
Bond	6.625	02-17-37		494,000	583,163
Bond	6.750	01-15-44		158,000	195,413
Bond	7.750	01-17-38		489,000	648,046
Bond	8.250	07-15-21	IDR	14,080,000,000	1,085,280
Bond	8.500	10-12-35		194,000	269,298

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Iraq 0.5%					$1,694,423
Republic of Iraq Bond	5.800	01-15-28		2,043,000	1,694,423
Ivory Coast 1.2%					4,199,511
Republic of Ivory Coast
Bond (S)	5.375	07-23-24		871,000	824,097
Bond (P)	5.750	12-31-32		3,158,540	2,920,396
Bond	6.375	03-03-28		468,000	455,018
Jamaica 0.2%					743,604
Government of Jamaica
Bond	7.625	07-09-25		400,000	461,356
Bond	8.000	03-15-39		252,000	282,248
Jordan 0.1%					211,597
Kingdom of Jordan Bond (S)	5.750	01-31-27		222,000	211,597
Kenya 0.3%					990,141
Republic of Kenya Bond (S)	6.875	06-24-24		1,026,000	990,141
Lebanon 1.0%					3,383,905
Republic of Lebanon
Bond	5.150	11-12-18		456,000	456,207
Bond	5.450	11-28-19		197,000	196,529
Bond	6.375	03-09-20		948,000	965,348
Bond	6.600	11-27-26		1,284,000	1,258,320
Bond	6.750	11-29-27		513,000	507,501
Mexico 1.1%					3,909,342
Government of Mexico
Bond	3.600	01-30-25		375,000	364,313
Bond	3.625	03-15-22		617,000	623,170
Bond	4.125	01-21-26		1,462,000	1,464,924
Bond	4.350	01-15-47		126,000	108,996
Bond	4.600	01-23-46		506,000	459,195
Bond	10.000	12-05-24	MXN	16,022,000	888,744
Montenegro 0.1%					495,524
Republic of Montenegro Bond (S)	5.750	03-10-21	EUR	437,000	495,524
Namibia 0.3%					922,634
Republic of Namibia Bond (S)	5.250	10-29-25		930,000	922,634
Nigeria 0.2%					843,392
Federal Republic of Nigeria
Bond (S)	6.375	07-12-23		526,000	513,534

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Nigeria (continued)
Bond	6.750	01-28-21		325,000	$329,858
Oman 0.2%					684,480
Sultanate of Oman Bond (S)	4.750	06-15-26		713,000	684,480
Panama 1.3%					4,565,723
Republic of Panama
Bond	3.750	03-16-25		454,000	458,540
Bond	6.700	01-26-36		934,000	1,155,825
Bond	8.125	04-28-34		472,000	620,680
Bond	9.375	04-01-29		1,627,000	2,330,678
Paraguay 0.2%					666,593
Republic of Paraguay Bond (S)	6.100	08-11-44		658,000	666,593
Peru 1.0%					3,682,557
Republic of Peru
Bond (S)	6.350	08-12-28	PEN	1,776,376	539,874
Bond	6.550	03-14-37		988,000	1,258,218
Bond	8.750	11-21-33		1,269,000	1,884,465
Philippines 0.5%					1,652,997
Republic of Philippines
Bond	7.750	01-14-31		566,000	801,422
Bond	9.500	02-02-30		540,000	851,575
Poland 1.0%					3,623,459
Republic of Poland
Bond	3.000	03-17-23		234,000	230,490
Bond	3.250	04-06-26		2,559,000	2,479,876
Bond	4.000	01-22-24		533,000	550,056
Bond	5.000	03-23-22		333,000	363,037
Romania 0.2%					741,020
Government of Romania
Bond (S)	4.375	08-22-23		536,000	553,956
Bond	4.375	08-22-23		181,000	187,064
Russia 1.2%					4,410,345
Government of Russia
Bond	4.750	05-27-26		1,600,000	1,649,720
Bond	4.875	09-16-23		1,800,000	1,906,673
Bond	5.000	04-29-20		800,000	853,952
Serbia 0.6%					2,143,034
Republic of Serbia
Bond (S)	4.875	02-25-20		1,368,000	1,403,910

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value
Serbia (continued)
Bond (S)	5.875	12-03-18		207,000	$217,091
Bond	7.250	09-28-21		463,000	522,033
South Africa 1.0%					3,516,992
Republic of South Africa
Bond	4.300	10-12-28		431,000	404,825
Bond	4.665	01-17-24		1,223,000	1,236,147
Bond	4.875	04-14-26		371,000	373,232
Bond	5.875	09-16-25		1,394,000	1,502,788
Sri Lanka 1.0%					3,499,841
Republic of Sri Lanka
Bond (S)	5.875	07-25-22		1,538,000	1,540,818
Bond	6.250	10-04-20		480,000	493,291
Bond	6.250	07-27-21		606,000	620,662
Bond (S)	6.850	11-03-25		846,000	845,070
Suriname 0.1%					478,470
Republic of Suriname Bond (S)	9.250	10-26-26		474,000	478,470
Turkey 2.7%					9,605,828
Republic of Turkey
Bond	3.250	03-23-23		2,437,000	2,175,680
Bond	4.875	04-16-43		582,000	474,557
Bond	5.750	03-22-24		970,000	977,275
Bond	6.000	03-25-27		1,728,000	1,742,177
Bond	6.000	01-14-41		103,000	96,185
Bond	6.625	02-17-45		265,000	267,131
Bond	6.875	03-17-36		627,000	648,945
Bond	7.000	03-11-19		404,000	429,044
Bond	7.000	06-05-20		522,000	562,716
Bond	7.375	02-05-25		1,530,000	1,686,244
Bond	10.400	03-27-19	TRY	2,075,000	545,874
Ukraine 2.8%					9,799,355
Republic of Ukraine
Bond (S)	7.750	09-01-19		4,000	3,978
Bond (S)	7.750	09-01-20		1,869,000	1,828,106
Bond (S)	7.750	09-01-21		1,718,000	1,660,447
Bond	7.750	09-01-22		380,000	363,090
Bond (S)	7.750	09-01-22		647,000	618,209
Bond (S)	7.750	09-01-23		1,202,000	1,137,260
Bond (S)	7.750	09-01-24		1,467,000	1,372,619
Bond (S)	7.750	09-01-25		957,000	890,087
Bond (S)	7.750	09-01-27		2,090,000	1,925,559
Uruguay 1.2%					4,187,672

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       23

	Rate (%)		Maturity date	Par value^	Value
Uruguay (continued)
Republic of Uruguay
Bond	4.375		10-27-27	3,040,000	$3,113,264
Bond	4.500		08-14-24	393,426	416,048
Bond	5.100		06-18-50	702,251	658,360
Venezuela 0.6%					2,258,101
Republic of Venezuela
Bond	7.750		10-13-19	2,688,100	1,626,301
Bond	13.625		08-15-18	810,000	631,800
Zambia 0.5%					1,939,022
Republic of Zambia
Bond (S)	5.375		09-20-22	89,000	80,193
Bond	5.375		09-20-22	828,000	747,311
Bond	8.500		04-14-24	495,000	491,934
Bond (S)	8.500		04-14-24	477,000	474,758
Bond (S)	8.970		07-30-27	145,000	144,826
Term loans (M) 4.2%					$14,968,802
(Cost $14,870,917)
Australia 0.1%					320,118
FMG Resources August 2006 Pty, Ltd.	3.750		06-30-19	318,195	320,118
Brazil 0.3%					1,207,939
Brazil ECA Trust	6.250		01-10-18	1,200,000	1,207,939
Luxembourg 0.2%					721,821
Accudyne Industries Borrower SCA	4.000		12-13-19	762,195	721,821
United States 3.6%					12,718,924
Axalta Coating Systems US Holdings, Inc.	3.250		02-01-23	505,951	511,415
Beacon Roofing Supply, Inc.	3.713		10-01-22	656,688	661,068
Blount International, Inc.	7.250		04-12-23	756,799	763,420
Cortes NP Intermediate Holding II Corp.	6.029		11-30-23	965,000	969,825
Filtration Group, Inc.	4.250		11-21-20	717,146	723,780
Flex Acquisition Company, Inc.	4.250		12-29-23	780,000	786,341
Gates Global LLC	4.250		07-06-21	1,225,371	1,220,776
Hostess Brands LLC	4.000		08-03-22	1,267,200	1,278,605
Ineos Styrolution US Holding LLC	4.750		09-14-21	945,084	956,113
Lightstone Generation LLC (T)		TBD	12-15-23	875,000	885,395
MacDermid, Inc.	4.500		06-07-20	932,948	944,377
Manitowoc Foodservice, Inc.	5.750		03-03-23	330,000	334,023
Reynolds Group Holdings, Inc.	4.250		02-05-23	1,303,248	1,306,376
Summit Materials LLC	3.750		07-17-22	709,200	714,519
Vistra Operations Company LLC	5.000		08-04-23	122,571	123,108
Vistra Operations Company LLC	5.000		08-04-23	537,429	539,783

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       24

			Shares	Value
Common stocks 0.6%				$1,980,575
(Cost $6,744,481)
United States 0.6%				1,980,575
Denbury Resources, Inc. (I)			35,700	119,595
Halcon Resources Corp. (I)			36,306	306,423
Midstates Petroleum Company, Inc. (I)			440	8,875
NRG Energy, Inc.			5,899	97,569
Quiksilver, Inc. (I)			10,027	248,670
Vistra Energy Corp.			73,994	1,199,443
Rights 0.0%				$73,994
(Cost $296,900)
Tech Corp. (Expiration Date: 12-31-49) (I)(N)			73,994	73,994
Warrants 0.0%				$22,249
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-10-20) (I)(N)			9,862	21,992
Midstates Petroleum Company, Inc. (Expiration Date: 4-21-20) (I)(N)			3,117	257
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$846
(Cost $0)
United States 0.0%				846
Midstates Petroleum Company, Inc. (I)	10.750	10-01-20	945,000	846
		Yield (%)	Shares	Value
Short-term investments 3.5%				$12,397,662
(Cost $12,397,662)
Money market funds 3.5%				12,397,662
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class		0.8721(Y)	12,397,662	12,397,662
Total investments (Cost $358,775,538)† 99.5%				$354,043,786
Other assets and liabilities, net 0.5%				$1,867,793
Total net assets 100.0%				$355,911,579

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       25

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
TRY	Turkish Lira
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $116,928,137 or 32.9% of the fund's net assets as of 1-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(Y)	The rate shown is the annualized seven-day yield as of 1-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $360,926,889. Net unrealized depreciation aggregated to $6,883,103, of which $7,229,258 related to appreciated investment securities and $14,112,361 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       26

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Investments, at value (Cost $358,775,538)	354,043,786
Cash	447,378
Foreign currency, at value (Cost $28,386)	28,653
Cash collateral for derivative contracts	250,000
Receivable for investments sold	3,475,419
Receivable for fund shares sold	17,450
Unrealized appreciation on forward foreign currency contracts	62,765
Dividends and interest receivable	5,285,808
Other receivables and prepaid expenses	2,515
Total assets	363,613,774
Liabilities
Payable for investments purchased	5,630,661
Unrealized depreciation on forward foreign currency contracts	373,356
Payable for fund shares repurchased	1,548,451
Swap contracts, at value (including net unamortized upfront payment received of $55,092)	60,258
Distributions payable	1,527
Payable to affiliates
Accounting and legal services fees	4,307
Transfer agent fees	838
Trustees' fees	760
Other liabilities and accrued expenses	82,037
Total liabilities	7,702,195
Net assets	$355,911,579
Net assets consist of
Paid-in capital	$408,147,643
Accumulated distributions in excess of net investment income	(404,474)
Accumulated net realized gain (loss) on investments, swap agreements and foreign currency transactions	(46,785,394)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(5,046,196)
Net assets	$355,911,579

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($7,630,591 ÷ 816,444 shares)[1]	$9.35
Class I ($565,828 ÷ 60,562 shares)	$9.34
Class NAV ($347,715,160 ÷ 37,197,787 shares)	$9.35
Maximum offering price per share
Class A (net assets value per share ÷ 96%)[2]	$9.74

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       27

STATEMENT OF OPERATIONS  For the six months ended 1-31-17 (unaudited)

Investment income
Interest	$11,625,326
Dividends	172,020
Less foreign taxes withheld	(11,915)
Total investment income	11,785,431
Expenses
Investment management fees	1,493,091
Distribution and service fees	9,979
Accounting and legal services fees	24,440
Transfer agent fees	5,125
Trustees' fees	3,484
State registration fees	13,783
Printing and postage	13,125
Professional fees	49,026
Custodian fees	78,949
Other	6,402
Total expenses	1,697,404
Less expense reductions	(14,546)
Net expenses	1,682,858
Net investment income	10,102,573
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	2,259,011
Swap contracts	3,050
2,262,061
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(2,446,742)
Swap contracts	(1,379)
(2,448,121)
Net realized and unrealized loss	(186,060)
Increase in net assets from operations	$9,916,513

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$10,102,573	$26,023,819
Net realized gain (loss)	2,262,061	(22,338,465)
Change in net unrealized appreciation (depreciation)	(2,448,121)	19,402,225
Increase in net assets resulting from operations	9,916,513	23,087,579
Distributions to shareholders
From net investment income
Class A	(166,209)	(209,120)
Class I	(46,834)	(12,724)
Class NAV	(10,136,598)	(25,917,945)
Total distributions	(10,349,641)	(26,139,789)
From fund share transactions	(45,721,679)	(92,565,278)
Total decrease	(46,154,807)	(95,617,488)
Net assets
Beginning of period	402,066,386	497,683,874
End of period	$355,911,579	$402,066,386
Accumulated distributions in excess of net investment income	($404,474)	($157,406)

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.35		$9.33	$10.18	$10.09	$10.47	$10.67
Net investment income[2]	0.23		0.51	0.49	0.47	0.52	0.63
Net realized and unrealized gain (loss) on investments	0.01		0.03	(0.82)	0.21	(0.21)	0.02
Total from investment operations	0.24		0.54	(0.33)	0.68	0.31	0.65
Less distributions
From net investment income	(0.24)		(0.52)	(0.52)	(0.51)	(0.57)	(0.71)
From net realized gain	—		—	—	(0.07)	(0.12)	(0.14)
From tax return of capital	—		—	—	(0.01)	—	—
Total distributions	(0.24)		(0.52)	(0.52)	(0.59)	(0.69)	(0.85)
Net asset value, end of period	$9.35		$9.35	$9.33	$10.18	$10.09	$10.47
Total return (%)[3,4]	2.55	[5]	6.21	(3.34)	6.95	2.85	6.72
Ratios and supplemental data
Net assets, end of period (in millions)	$8		$5	$4	$3	$1	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	[7]	1.31	1.51	3.22	7.91	1.41
Expenses including reductions	1.30	[7]	1.30	1.35	1.35	1.34	1.30
Net investment income	4.91	[7]	5.75	5.11	4.65	5.18	6.17
Portfolio turnover (%)	41		74	63	70	71	48

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       30

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.35		$9.32	$10.17	$10.09	$10.47	$10.67
Net investment income[2]	0.24		0.52	0.46	0.50	0.55	0.66
Net realized and unrealized gain (loss) on investments	—		0.06	(0.77)	0.20	(0.21)	0.03
Total from investment operations	0.24		0.58	(0.31)	0.70	0.34	0.69
Less distributions
From net investment income	(0.25)		(0.55)	(0.54)	(0.53)	(0.60)	(0.75)
From net realized gain	—		—	—	(0.07)	(0.12)	(0.14)
From tax return of capital	—		—	—	(0.02)	—	—
Total distributions	(0.25)		(0.55)	(0.54)	(0.62)	(0.72)	(0.89)
Net asset value, end of period	$9.34		$9.35	$9.32	$10.17	$10.09	$10.47
Total return (%)[3]	2.61	[4]	6.66	(3.07)	7.17	3.17	7.05
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$2	— [5]	— [5]	— [5]	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	[6]	1.01	2.24	5.82	16.19	1.01
Expenses including reductions	1.00	[6]	1.00	1.04	1.04	1.02	1.00
Net investment income	5.08	[6]	5.71	4.74	4.92	5.31	6.47
Portfolio turnover (%)	41		74	63	70	71	48

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       31

Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.35		$9.33	$10.18	$10.09	$10.47	$10.67
Net investment income[2]	0.25		0.55	0.55	0.52	0.57	0.67
Net realized and unrealized gain (loss) on investments	0.01		0.03	(0.83)	0.20	(0.22)	0.03
Total from investment operations	0.26		0.58	(0.28)	0.72	0.35	0.70
Less distributions
From net investment income	(0.26)		(0.56)	(0.57)	(0.54)	(0.61)	(0.76)
From net realized gain	—		—	—	(0.07)	(0.12)	(0.14)
From tax return of capital	—		—	—	(0.02)	—	—
Total distributions	(0.26)		(0.56)	(0.57)	(0.63)	(0.73)	(0.90)
Net asset value, end of period	$9.35		$9.35	$9.33	$10.18	$10.09	$10.47
Total return (%)[3]	2.76	[4]	6.66	(2.85)	7.43	3.30	7.15
Ratios and supplemental data
Net assets, end of period (in millions)	$348		$394	$494	$589	$542	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	[5]	0.89	0.85	0.92	0.90	0.90
Expenses including reductions	0.87	[5]	0.88	0.84	0.91	0.90	0.90
Net investment income	5.29	[5]	6.19	5.66	5.18	5.44	6.55
Portfolio turnover (%)	41		74	63	70	71	48

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       32

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with capital appreciation as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$181,039,840	—	$181,039,840	—
Foreign government obligations	143,559,818	—	143,559,818	—
Term loans	14,968,802	—	13,760,863	$1,207,939
Common stocks	1,980,575	$1,731,905	—	248,670
Rights	73,994	—	—	73,994
Warrants	22,249	21,992	257	—
Escrow certificates	846	—	—	846
Short-term investments	12,397,662	12,397,662	—	—
Total investments in securities	$354,043,786	$14,151,559	$338,360,778	$1,531,449
Other financial instruments:
Forward foreign currency contracts	($310,591)	—	($310,591)	—
Credit default swaps	(60,258)	—	(60,258)	—

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $1,773.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class based on the net asset value of the class and the applicable specific expense rates.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       35

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryfoward of $14,405,368 and a long-term capital loss carryforward of $32,309,495 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, defaulted bonds, grantor trust and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       36

posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $36.0 million to $43.3 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

Contract to buy		Contract to sell		Counterpary	Settlement date	Unrealized appreciation	Unrealized depreciation	Unrealized appreciation (depreciation)
USD	28,301,059	EUR	26,539,395	Citigroup	02/10/2017	—	($371,960)	($371,960)
EUR	13,042,863	USD	14,434,423	Citigroup	02/10/2017	$62,765	—	62,765
USD	564,400	COP	1,661,030,500	Citigroup	02/24/2017	—	(1,396)	(1,396)
						$62,765	($373,356)	($310,591)

Currency abbreviations
COP	Colombian Peso
EUR	Euro
USD	United States Dollar

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       37

risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the six months ended January 31, 2017 to gain exposure to a security or credit index and as a substitute for securities purchased. The following table summarizes the credit default swap contracts the fund held as of January 31, 2017 where the fund acted as a Seller of protection:

Counterparty	Reference obligation	Implied credit spread at 1-31-17	Notional amount	Currency	USD notional amount	Received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
JPMorgan Chase	United Mexican States	2.295%	600,000	USD	$600,000	1.00%	Jun 2026	($55,092)	($5,166)	($60,258)

No credit default swap postions were entered into or closed during the six months ended January 31, 2017.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Credit	Swap contracts, at value	Swaps	—	($60,258)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$62,765	(373,356)
			$62,765	($433,614)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       38

the applicable counterparty. The fund's exposure to counterparties subject to an ISDA is comprised of forward foreign currency assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Risk	Statement of operations location	Swap contracts	Investments and foreign currency transactions*	Total
Credit	Net realized gain (loss)	$3,050	—	$3,050
Foreign currency	Net realized gain (loss)	—	$758,711	758,711
		$3,050	$758,711	$761,761

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Risk	Statement of operations location	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Credit	Change in unrealized appreciation (depreciation)	($1,379)	—	($1,379)
Foreign currency	Change in unrealized appreciation (depreciation)	—	($315,080)	(315,080)
		($1,379)	($315,080)	($316,459)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.785% of the first $250 million of the fund's average daily net assets, b) 0.770% of the next $500 million of the fund's average daily net assets and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       39

31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that expenses of Class A and Class I shares exceed 1.30% and 1.00%, respectively, of average annual net assets (on an annualized basis) attributable to Class A and Class I shares (expense limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payments to the classes in an amount equal to the amount by which expenses of each share class exceeds its expense limitation. Expenses mean all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense. The expense limitation expires on November 30, 2017 for Class A and Class I shares, respectively, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $252, $90, and $14,204 for Class A, Class I, and Class NAV shares, respectively, for the six months ended January 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 0.77% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets of the fund's Class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $14,355 for the six months ended January 31, 2017. Of this amount, $1,732 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $12,603 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares,

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       40

Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$9,979	$4,147
Class I	—	978
Total	$9,979	$5,125

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balanced	Days outstanding	Weighted average interest rate	Interest income
Lender	$10,533,627	2	0.780%	$449

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	395,651	$3,700,239	342,299	$3,088,277
Distributions reinvested	16,845	157,370	22,710	203,223
Repurchased	(165,260)	(1,545,281)	(197,040)	(1,752,422)
Net increase	247,236	$2,312,328	167,969	$1,539,078
Class I shares
Sold	92,348	$869,934	253,167	$2,372,000
Distributions reinvested	4,970	46,668	1,402	12,724
Repurchased	(291,194)	(2,692,998)	(12,983)	(116,805)
Net increase (decrease)	(193,876)	($1,776,396)	241,586	$2,267,919
Class NAV shares
Sold	222,700	$2,070,897	337,033	$2,985,234
Distributions reinvested	1,083,925	10,136,598	2,902,929	25,917,945
Repurchased	(6,269,253)	(58,465,106)	(14,026,388)	(125,275,454)
Net decrease	(4,962,628)	($46,257,611)	(10,786,426)	($96,372,275)
Total net decrease	(4,909,268)	($45,721,679)	(10,376,871)	($92,565,278)

Affiliates of the fund owned 100% of shares of the fund of Class NAV on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       41

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $150,856,058 and $194,470,180, respectively, for the six months ended January 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017, funds within the John Hancock group of funds complex held 97.7% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund Name	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	35.5%
John Hancock Funds II Lifestyle Growth Portfolio	18.5%
John Hancock Funds II Lifestyle Moderate Portfolio	14.3%
John Hancock Funds II Lifestyle Conservative Portfolio	8.9%
John Hancock Funds II Alternative Asset Allocation	8.6%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348585	352SA 1/17 3/17

John Hancock

Short Duration Credit Opportunities Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. In fact, yields on 10-year U.S. Treasuries jumped dramatically higher postelection, finishing the year at 2.45%, more than 100 basis points higher than their July 2016 lows. The U.S. Federal Reserve raised short-term interest rates in December and hinted at multiple rate increases in 2017, which will put further upward pressure on yields. High-yielding corporate bonds benefited along with other risk assets.

Much of the change in market sentiment from wariness to a more considered optimism has been fueled by the prospect of the Trump administration implementing a variety of pro-growth reforms. Given that Republicans control the White House and hold majorities in both houses of Congress, it is likely that change is indeed on the horizon. But the country remains deeply divided on many issues, and attempts by the new administration to implement some of its more controversial campaign promises will give investors plenty to worry about in the months ahead.

At John Hancock Investments, we believe one of the best ways to navigate today's rising interest-rate environment is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals, and that they aren't overly reliant on interest rates as the primary driver of returns.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
39	Financial statements
43	Financial highlights
50	Notes to financial statements
63	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The bond market experienced a wide disparity in returns

Investment-grade bonds lost ground during the period, but high-yield bonds and senior loans finished in positive territory.

The fund outpaced its benchmark

The fund posted a gain and comfortably exceeded the return of the Bloomberg Barclays 1-5 Year U.S. Credit Index.

Asset allocation and security selection both contributed to performance

While the sources of the fund's outperformance were broad based, the largest contribution came from its out-of-benchmark allocations to the credit sectors.

PORTFOLIO COMPOSITION AS OF 1/31/17 (%)

A note about risks

Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. For additional information on these and other risk considerations, please see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

Can you describe the market environment of the six months ended January 31, 2017?

Investment-grade bonds experienced weak returns during the semiannual period, but credit-sensitive market segments (those most likely to benefit from improving economic conditions) strongly outperformed. The Republican sweep of the U.S. election was a key reason for this divergence. The changing policy outlook that followed the election prompted investors to upgrade their expectations for economic growth in 2017, which benefited higher-risk asset categories such as high-yield bonds and senior loans. At the same time, stronger growth prospects were seen as raising the likelihood that the U.S. Federal Reserve (Fed) could increase interest rates more aggressively than the markets had been anticipating. This concern had an adverse effect on U.S. Treasuries, which have no credit component and thus no ability to benefit from an accelerating economy. Investment-grade corporate issues tracked government bonds lower and finished with a negative absolute return, but the category nonetheless outpaced Treasuries.

The Republican victory also had a significant impact on emerging-market debt. The prospect of higher U.S. interest rates, together with the strength of the U.S. dollar, caused the asset class to sell off sharply in mid-November and underperform for the full six-month period. In addition, the threat of protectionism was a headwind to countries— such as Mexico—that count the United States among their major trading partners.

What aspects of the fund's positioning helped performance?

The fund delivered a positive return and finished ahead of its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index. Both asset allocation and individual security selection contributed to the outperformance, with the former playing the larger role.

The favorable contribution from asset allocation was largely a result of the fund's positions in high-yield bonds and term loans. Neither category is represented in the benchmark, so having sizeable weightings in these areas provided a significant advantage. The fund's allocation to the emerging markets, though negative on an absolute basis, nonetheless helped relative performance given that the broader category outpaced the return of U.S. investment-grade bonds.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

With regard to security selection, the largest contribution came from our positioning in the fund's investment-grade allocation. An overweight position in energy issuers in the corporate bond space allowed the fund to capitalize on the strong returns across the exploration and production, refining, and pipeline industries. Security selection in the banking industry was a further positive. We also added value in the securitized space through positions in commercial mortgage-backed securities, which gained ground behind the continued strength in the commercial real estate market, and in non-agency mortgage-backed securities, which benefited from the combination of lower supply and healthy investor demand.

Our security selection in the emerging markets aided results, as well. Several factors contributed to the fund's positive showing in this area, including its positions in energy-related corporate bonds and its underweight allocation to lower-yielding Asian countries with above-average sensitivity to the U.S. market. Investments in Ghana and other sub-Saharan African nations also made notable contributions. We established positions in Ivory Coast, Zambia, Angola, Ghana, and Gabon in late 2015 and early 2016, when the sharp downturn in oil prices led to a meaningful increase in yield spreads. We saw this as an opportunity since African countries typically have limited short-term

QUALITY COMPOSITION AS OF 1/31/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

"We anticipate a backdrop of healthy global growth, increased fiscal stimulus, and tighter Fed policy, but we will be watching closely to see how the implementation of the Trump administration's proposals conform to market expectations."
debt maturities and thus a low risk of near-term default. These markets rallied as oil recovered, adding to the fund's return.

What factors detracted from performance?

At a time when lower-rated bonds had a relative performance advantage, our emphasis on higher-quality securities prevented the fund from fully capitalizing on the rally in high yield. Our decision to hedge a portion of the high-yield position also detracted. We established the hedge early in the fourth quarter on the view that the risk/reward trade-off in the asset class had become less favorable. This strategy initially aided performance when high yield briefly sold off in late October and early November, but it also kept the fund from gaining the full benefit of the subsequent rally. At the close of the period, we continued to hedge the majority of the position in high yield on the belief that lower yield spreads indicated an unfavorable balance of upside potential and downside risk. We choose to hedge, rather than buy and sell holdings outright, since it is a more efficient way to shift the portfolio's allocation given the low liquidity in the high-yield market.

Our yield curve positioning was a modest detractor. We positioned the fund for a flattening of the yield curve between the 2- and 10-year areas (i.e., outperformance for longer-term bonds). The yield curve in fact steepened, creating a headwind for fund returns. However, the impact was somewhat offset by our decision to keep duration (interest-rate sensitivity) slightly below that of the benchmark, a positive at a time of rising yields.

COUNTRY COMPOSITION AS OF 1/31/17 (%)

United States	82.8
Luxembourg	1.8
Canada	1.3
United Kingdom	1.2
Other countries	12.9
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

How would you characterize the fund's positioning?

We are taking a more cautious approach with regard to our positioning in both investment-grade corporates and the securitized sectors. Yield spreads tightened considerably during the past year, so we see little advantage to taking on the higher risks associated with lower-quality bonds. Accordingly, we have sought to upgrade the portfolio's credit quality in both areas. At the same time, we kept the fund's allocation to the emerging markets at about the same level as it was six months ago. We believe the emerging markets offer a better risk/return profile than high yield.

We anticipate a backdrop of healthy global growth, increased fiscal stimulus, and tighter Fed policy, but we will be watching closely to see how the implementation of the Trump administration's proposals conform to market expectations. In this environment, we see a continued advantage to being overweight in credit-sensitive asset classes and underweight in those with higher interest-rate sensitivity.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a team who broadly manage across global fixed-income markets at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge				SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception		6-month	5-year	Since inception		as of 1-31-17	as of 1-31-17
Class A	5.36	2.09	2.90	[2]	-0.49	10.88	23.06	[2]	3.04	3.04
Class C	6.39	--	-0.03	[3]	0.76	--	-0.08	[3]	2.28	2.27
Class I4	8.48	2.90	3.57	[2]	2.28	15.37	28.96	[2]	3.32	3.31
Class R2[4]	8.31	--	1.85	[5]	2.20	--	3.46	[5]	3.15	3.14
Class R4[4]	8.42	--	1.95	[5]	2.25	--	3.65	[5]	3.25	3.14
Class R6[4]	8.60	--	2.13	[5]	2.34	--	3.97	[5]	3.41	3.39
Class NAV[4]	8.71	3.09	3.76	[2]	2.45	16.41	30.68	[2]	3.41	3.41
Index†	2.42	2.22	3.02	[2]	-0.44	11.63	24.08	[2]	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.19	1.89	0.87	1.28	1.13	0.78	0.95
Net (%)	1.19	1.89	0.87	1.28	1.03	0.76	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	9,992	9,992	10,432
Class I4	11-2-09	12,896	12,896	12,408
Class R2[4]	3-27-15	10,346	10,346	10,315
Class R4[4]	3-27-15	10,365	10,365	10,315
Class R6[4]	3-27-15	10,397	10,397	10,315
Class NAV[4]	11-2-09	13,068	13,068	12,408

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	From 6-27-14.
4	For certain types of investors as described in the fund's prospectuses.
5	From 3-27-15.
6	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,021.10	$5.86	1.15%
	Hypothetical example for comparison purposes	1,000.00	1,019.40	5.85	1.15%
Class C	Actual expenses/actual returns	1,000.00	1,017.60	9.51	1.87%
	Hypothetical example for comparison purposes	1,000.00	1,015.80	9.50	1.87%
Class I	Actual expenses/actual returns	1,000.00	1,022.80	4.33	0.85%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.33	0.85%
Class R2	Actual expenses/actual returns	1,000.00	1,022.00	5.15	1.01%
	Hypothetical example for comparison purposes	1,000.00	1,020.10	5.14	1.01%
Class R4	Actual expenses/actual returns	1,000.00	1,022.50	4.64	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.63	0.91%
Class R6	Actual expenses/actual returns	1,000.00	1,023.40	3.77	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,024.50	3.78	0.74%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.77	0.74%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 41.8%				$501,565,177
(Cost $498,676,272)
Consumer discretionary 7.2%				86,672,565
Auto components 0.2%
Dana Financing Luxembourg Sarl (S)	6.500	06-01-26	1,020,000	1,078,834
MPG Holdco I, Inc.	7.375	10-15-22	835,000	899,713
ZF North America Capital, Inc. (S)	4.750	04-29-25	800,000	813,360
Automobiles 1.0%
Fiat Chrysler Automobiles NV	5.250	04-15-23	860,000	879,350
Ford Motor Credit Company LLC	3.157	08-04-20	3,625,000	3,651,057
General Motors Financial Company, Inc.	3.700	05-09-23	3,875,000	3,843,179
Hyundai Capital America (S)	2.550	02-06-19	3,750,000	3,767,588
Hotels, restaurants and leisure 0.4%
Boyd Gaming Corp. (S)	6.375	04-01-26	385,000	412,913
Golden Nugget, Inc. (S)	8.500	12-01-21	608,000	652,080
Jacobs Entertainment, Inc. (S)	7.875	02-01-24	530,000	544,575
Landry's, Inc. (S)	6.750	10-15-24	740,000	762,200
MGM Resorts International	6.625	12-15-21	555,000	618,825
Pinnacle Entertainment, Inc. (S)	5.625	05-01-24	1,030,000	1,044,863
Rivers Pittsburgh Borrower LP (S)	6.125	08-15-21	975,000	1,001,813
Studio City Company, Ltd. (S)	7.250	11-30-21	239,000	252,492
Household durables 0.4%
Newell Brands, Inc.	3.850	04-01-23	3,525,000	3,633,210
RSI Home Products, Inc. (S)	6.500	03-15-23	890,000	927,825
Media 4.4%
21st Century Fox America, Inc.	6.650	11-15-37	2,750,000	3,418,905
Altice Luxembourg SA (S)	7.750	05-15-22	985,000	1,045,331
AMC Entertainment Holdings, Inc.	5.750	06-15-25	940,000	970,550
Cable One, Inc. (S)	5.750	06-15-22	880,000	919,600
Cablevision Systems Corp.	5.875	09-15-22	2,380,000	2,391,900
CBS Corp.	4.850	07-01-42	4,050,000	4,016,405
CCO Holdings LLC (S)	5.125	05-01-27	995,000	1,012,413
CCO Holdings LLC (S)	5.500	05-01-26	1,770,000	1,854,075
Charter Communications Operating LLC	6.384	10-23-35	2,175,000	2,452,550
Charter Communications Operating LLC	6.484	10-23-45	3,450,000	3,922,026
Cinemark USA, Inc.	5.125	12-15-22	500,000	513,750
Comcast Corp.	4.250	01-15-33	3,545,000	3,611,745
Discovery Communications LLC	3.300	05-15-22	3,600,000	3,582,403
DISH DBS Corp.	7.750	07-01-26	2,645,000	2,954,968
Gray Television, Inc. (S)	5.125	10-15-24	490,000	481,425
Gray Television, Inc. (S)	5.875	07-15-26	1,070,000	1,063,313
LIN Television Corp.	5.875	11-15-22	1,140,000	1,162,800

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Mediacom LLC	7.250	02-15-22	500,000	$518,950
Nexstar Escrow Corp. (S)	5.625	08-01-24	1,050,000	1,048,688
Omnicom Group, Inc.	3.625	05-01-22	3,800,000	3,911,693
Quebecor Media, Inc.	5.750	01-15-23	875,000	916,563
Sinclair Television Group, Inc. (S)	5.625	08-01-24	1,280,000	1,302,400
TEGNA, Inc.	6.375	10-15-23	895,000	946,463
The Interpublic Group of Companies, Inc.	3.750	02-15-23	3,250,000	3,301,639
Time Warner, Inc.	3.600	07-15-25	2,375,000	2,328,011
Tribune Media Company	5.875	07-15-22	1,605,000	1,621,050
Unitymedia GmbH (S)	6.125	01-15-25	425,000	439,344
Virgin Media Finance PLC (S)	6.000	10-15-24	1,150,000	1,198,162
VTR Finance BV (S)	6.875	01-15-24	50,000	52,500
Multiline retail 0.4%
JC Penney Corp., Inc.	7.400	04-01-37	650,000	557,375
Macy's Retail Holdings, Inc.	2.875	02-15-23	4,925,000	4,578,231
Specialty retail 0.2%
L Brands, Inc.	6.875	11-01-35	840,000	819,000
PetSmart, Inc. (S)	7.125	03-15-23	1,255,000	1,233,038
Textiles, apparel and luxury goods 0.2%
Hot Topic, Inc. (S)	9.250	06-15-21	965,000	1,013,250
Levi Strauss & Company	5.000	05-01-25	725,000	728,172
Consumer staples 2.4%				28,336,262
Beverages 0.6%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	3,150,000	3,372,995
PepsiCo, Inc.	4.250	10-22-44	1,650,000	1,695,563
Pernod Ricard SA (S)	3.250	06-08-26	2,000,000	1,922,778
Food and staples retailing 1.0%
Albertsons Companies LLC (S)	6.625	06-15-24	515,000	536,733
CVS Pass-Through Trust	6.036	12-10-28	3,102,225	3,497,634
Safeway, Inc.	7.250	02-01-31	960,000	943,200
The Fresh Market, Inc. (S)	9.750	05-01-23	585,000	520,650
The Kroger Company	6.900	04-15-38	2,750,000	3,577,791
Tops Holding LLC (S)	8.000	06-15-22	850,000	673,625
Walgreens Boots Alliance, Inc.	2.600	06-01-21	1,825,000	1,821,591
Food products 0.6%
Arcor SAIC (S)	6.000	07-06-23	63,000	65,835
Dean Foods Company (S)	6.500	03-15-23	1,140,000	1,191,300
ESAL GmbH (S)	6.250	02-05-23	84,000	83,815
JBS USA LUX SA (S)	7.250	06-01-21	480,000	495,601
KazAgro National Management Holding JSC (S)	4.625	05-24-23	254,000	240,959
Kraft Heinz Foods Company (S)	4.875	02-15-25	1,725,000	1,846,023

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       13

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
Marfrig Holdings Europe BV (S)	8.000	06-08-23	145,000	$152,830
Minerva Luxembourg SA (S)	6.500	09-20-26	151,000	150,056
Pilgrim's Pride Corp. (S)	5.750	03-15-25	1,110,000	1,117,637
Pinnacle Foods Finance LLC	5.875	01-15-24	500,000	528,655
Post Holdings, Inc. (S)	5.000	08-15-26	1,115,000	1,078,060
Household products 0.1%
Energizer Holdings, Inc. (S)	5.500	06-15-25	710,000	722,425
Spectrum Brands, Inc.	6.125	12-15-24	600,000	634,500
Personal products 0.1%
Revlon Consumer Products Corp.	5.750	02-15-21	615,000	617,306
Revlon Consumer Products Corp.	6.250	08-01-24	820,000	848,700
Energy 7.2%				86,982,834
Energy equipment and services 0.3%
Hornbeck Offshore Services, Inc.	5.000	03-01-21	725,000	505,688
Hornbeck Offshore Services, Inc.	5.875	04-01-20	310,000	230,950
Parker Drilling Company	7.500	08-01-20	690,000	631,350
Rowan Companies, Inc.	7.375	06-15-25	755,000	788,975
SESI LLC	7.125	12-15-21	1,055,000	1,082,694
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.150	06-02-26	497,000	477,175
Oil, gas and consumable fuels 6.9%
Anadarko Petroleum Corp.	6.450	09-15-36	2,800,000	3,372,082
Apache Corp.	5.100	09-01-40	3,200,000	3,389,686
Boardwalk Pipelines LP	3.375	02-01-23	4,150,000	4,060,397
Callon Petroleum Company (S)	6.125	10-01-24	655,000	693,481
Columbia Pipeline Group, Inc.	2.450	06-01-18	3,875,000	3,896,479
Comision Federal de Electricidad (S)	4.750	02-23-27	204,000	196,656
Continental Resources, Inc.	4.500	04-15-23	4,050,000	3,999,375
Continental Resources, Inc.	4.900	06-01-44	735,000	646,800
Continental Resources, Inc.	5.000	09-15-22	1,030,000	1,053,175
Cosan Luxembourg SA (S)	7.000	01-20-27	147,000	152,704
Denbury Resources, Inc. (S)	9.000	05-15-21	714,000	780,045
Diamondback Energy, Inc. (S)	4.750	11-01-24	1,045,000	1,043,694
Enterprise Products Operating LLC	3.900	02-15-24	1,750,000	1,803,739
EP Energy LLC	6.375	06-15-23	815,000	711,088
EP Energy LLC	9.375	05-01-20	870,000	885,225
EP PetroEcuador (P)	6.627	09-24-19	354,316	361,296
EQT Midstream Partners LP	4.000	08-01-24	3,650,000	3,621,592
FTS International, Inc.	6.250	05-01-22	1,050,000	952,350
KazMunayGas National Company JSC (S)	7.000	05-05-20	438,000	481,182
Kinder Morgan, Inc.	5.550	06-01-45	2,025,000	2,137,432
Kinder Morgan, Inc. (S)	5.625	11-15-23	3,850,000	4,256,495
Laredo Petroleum, Inc.	7.375	05-01-22	645,000	671,606

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       14

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Marathon Petroleum Corp.	6.500	03-01-41	3,600,000	$3,893,047
Murphy Oil Corp.	4.700	12-01-22	555,000	544,941
Murphy Oil Corp.	6.875	08-15-24	435,000	466,538
Oasis Petroleum, Inc. (L)	6.875	03-15-22	1,015,000	1,040,375
Pertamina Persero PT	5.250	05-23-21	242,000	255,913
Pertamina Persero PT (S)	5.625	05-20-43	513,000	486,156
Pertamina Persero PT	6.000	05-03-42	200,000	197,296
Pertamina Persero PT	6.450	05-30-44	458,000	478,777
Petrobras Argentina SA (S)	7.375	07-21-23	153,000	155,295
Petrobras Global Finance BV	8.750	05-23-26	486,000	547,965
Petroleos de Venezuela SA	6.000	05-16-24	2,490,160	994,819
Petroleos de Venezuela SA	6.000	11-15-26	4,816,305	1,828,510
Petroleos Mexicanos	4.250	01-15-25	336,000	309,120
Petroleos Mexicanos (P)(S)	4.607	03-11-22	239,000	248,261
Petroleos Mexicanos	4.625	09-21-23	89,000	86,775
Petroleos Mexicanos	4.875	01-24-22	156,000	156,593
Petroleos Mexicanos	4.875	01-18-24	131,000	126,415
Petroleos Mexicanos	5.500	01-21-21	31,000	32,256
Petroleos Mexicanos	5.500	06-27-44	327,000	267,731
Petroleos Mexicanos	5.625	01-23-46	104,000	86,590
Petroleos Mexicanos	6.000	03-05-20	65,000	68,900
Petroleos Mexicanos	6.375	02-04-21	189,000	202,073
Petroleos Mexicanos	6.375	01-23-45	455,000	410,353
Petroleos Mexicanos (S)	6.500	03-13-27	238,000	244,985
Petroleos Mexicanos	6.500	06-02-41	780,000	725,010
Petroleos Mexicanos	6.625	06-15-35	42,000	40,861
Petroleos Mexicanos	6.750	09-21-47	1,148,000	1,083,368
Petroleos Mexicanos	6.875	08-04-26	2,047,000	2,167,364
Petroleos Mexicanos	9.500	09-15-27	97,000	115,915
Petronas Capital, Ltd.	3.500	03-18-25	260,000	261,666
Petronas Capital, Ltd. (S)	4.500	03-18-45	468,000	478,629
Phillips 66	4.650	11-15-34	1,950,000	2,041,714
Plains All American Pipeline LP	3.600	11-01-24	3,700,000	3,561,054
QEP Resources, Inc.	5.375	10-01-22	1,340,000	1,353,400
Range Resources Corp. (S)	5.000	03-15-23	835,000	832,913
RSP Permian, Inc. (S)	5.250	01-15-25	375,000	383,438
Schlumberger Holdings Corp. (S)	4.000	12-21-25	3,375,000	3,527,877
Sinopec Capital 2013, Ltd. (S)	3.125	04-24-23	265,000	260,192
Sinopec Group Overseas Development 2012, Ltd. (S)	3.900	05-17-22	1,288,000	1,329,917
Sinopec Group Overseas Development 2016, Ltd. (S)	2.750	05-03-21	228,000	225,856

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Sinopec Group Overseas Development 2016, Ltd. (S)	3.500	05-03-26	228,000	$221,553
SM Energy Company (L)	6.125	11-15-22	900,000	929,250
Southwestern Energy Company	6.700	01-23-25	1,280,000	1,286,400
Spectra Energy Partners LP	3.500	03-15-25	3,700,000	3,635,235
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	1,303,000	1,258,155
State Oil Company of the Azerbaijan Republic	6.950	03-18-30	204,000	215,185
TransCanada PipeLines, Ltd.	1.625	11-09-17	1,675,000	1,674,794
Williams Partners LP	4.875	03-15-24	3,250,000	3,359,993
Financials 7.4%				88,661,164
Banks 4.4%
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26	322,000	305,498
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (S)	3.800	08-11-26	443,000	420,296
Banco Nacional de Costa Rica (S)	5.875	04-25-21	336,000	350,784
Bank of America Corp.	3.300	01-11-23	6,400,000	6,407,815
Bank of America Corp.	3.950	04-21-25	2,550,000	2,529,707
BPCE SA (S)	5.700	10-22-23	3,450,000	3,685,011
Citigroup, Inc.	1.800	02-05-18	300,000	300,084
Citigroup, Inc.	4.400	06-10-25	2,600,000	2,634,047
Citigroup, Inc.	4.600	03-09-26	5,475,000	5,617,722
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	3,700,000	3,584,375
JPMorgan Chase & Co.	2.700	05-18-23	3,425,000	3,340,454
Lloyds Banking Group PLC	4.582	12-10-25	3,150,000	3,164,191
Mizuho Financial Group, Inc.	2.273	09-13-21	3,675,000	3,575,235
Royal Bank of Scotland Group PLC	6.100	06-10-23	3,100,000	3,276,781
Santander UK PLC (S)	5.000	11-07-23	2,000,000	2,067,872
The PNC Financial Services Group, Inc.	3.900	04-29-24	3,130,000	3,209,890
Wells Fargo & Company	2.100	07-26-21	7,150,000	6,956,936
Wells Fargo & Company	3.450	02-13-23	1,550,000	1,566,692
Capital markets 0.9%
1MDB Global Investments, Ltd.	4.400	03-09-23	1,000,000	925,767
Deutsche Bank AG	3.700	05-30-24	3,825,000	3,679,619
Morgan Stanley	4.875	11-01-22	3,700,000	3,966,966
The Goldman Sachs Group, Inc.	2.350	11-15-21	2,275,000	2,211,696
Consumer finance 1.3%
American Express Company	3.625	12-05-24	3,850,000	3,888,989
Capital One Bank USA NA	3.375	02-15-23	3,300,000	3,300,046
Capital One Financial Corp.	6.750	09-15-17	3,650,000	3,764,971

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance (continued)
Discover Bank	4.250	03-13-26	3,100,000	$3,158,165
Synchrony Financial	3.700	08-04-26	1,900,000	1,839,120
Insurance 0.7%
American International Group, Inc.	3.875	01-15-35	5,000,000	4,637,465
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	3,450,000	3,553,845
Thrifts and mortgage finance 0.1%
Quicken Loans, Inc. (S)	5.750	05-01-25	770,000	741,125
Health care 2.3%				27,393,942
Biotechnology 0.5%
Gilead Sciences, Inc.	4.500	02-01-45	3,300,000	3,276,497
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	3,450,000	3,239,136
Health care equipment and supplies 0.7%
CR Bard, Inc.	3.000	05-15-26	1,725,000	1,658,111
Kinetic Concepts, Inc. (S)	9.625	10-01-21	1,015,000	1,088,080
Medtronic, Inc.	3.150	03-15-22	2,525,000	2,580,669
Medtronic, Inc.	4.625	03-15-45	950,000	1,011,216
Zimmer Biomet Holdings, Inc.	3.150	04-01-22	1,775,000	1,773,166
Health care providers and services 0.6%
Community Health Systems, Inc.	6.875	02-01-22	1,575,000	1,149,750
Envision Healthcare Corp.	5.625	07-15-22	475,000	489,250
Envision Healthcare Corp. (S)	6.250	12-01-24	425,000	447,313
HCA, Inc.	5.250	06-15-26	965,000	1,006,013
HCA, Inc.	5.375	02-01-25	1,055,000	1,076,100
HealthSouth Corp.	5.750	11-01-24	1,040,000	1,055,600
IASIS Healthcare LLC	8.375	05-15-19	1,085,000	1,038,888
Team Health, Inc. (S)	7.250	12-15-23	695,000	795,775
Pharmaceuticals 0.5%
Actavis Funding SCS	3.450	03-15-22	1,050,000	1,064,535
Actavis Funding SCS	4.550	03-15-35	710,000	700,062
Endo Finance LLC (S)	6.000	02-01-25	1,215,000	996,300
Mallinckrodt International Finance SA (S)	5.625	10-15-23	1,340,000	1,187,575
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	1,765,000	1,343,606
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20	460,000	416,300
Industrials 2.6%				31,150,783
Aerospace and defense 0.1%
L3 Technologies, Inc.	3.850	12-15-26	1,400,000	1,403,430
Air freight and logistics 0.2%
FedEx Corp.	5.100	01-15-44	1,800,000	1,931,296
XPO Logistics, Inc. (S)	6.500	06-15-22	895,000	934,156

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       17

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Building products 0.3%
Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,115,000	$1,166,569
Griffon Corp.	5.250	03-01-22	1,230,000	1,242,300
Masonite International Corp. (S)	5.625	03-15-23	385,000	398,475
NCI Building Systems, Inc. (S)	8.250	01-15-23	665,000	724,850
Commercial services and supplies 0.5%
Pitney Bowes, Inc.	4.625	03-15-24	3,675,000	3,628,842
Republic Services, Inc.	3.550	06-01-22	1,875,000	1,949,186
Construction and engineering 0.1%
AECOM	5.750	10-15-22	505,000	532,144
MasTec, Inc.	4.875	03-15-23	1,200,000	1,186,500
Electrical equipment 0.1%
Artesyn Embedded Technologies, Inc. (S)	9.750	10-15-20	575,000	540,500
Machinery 0.2%
Manitowoc Foodservice, Inc.	9.500	02-15-24	500,000	575,000
SPX FLOW, Inc. (S)	5.625	08-15-24	950,000	969,000
Terex Corp. (S)	5.625	02-01-25	900,000	915,750
Road and rail 0.6%
ERAC USA Finance LLC (S)	7.000	10-15-37	2,925,000	3,694,205
Ryder System, Inc.	2.450	09-03-19	3,800,000	3,822,580
Trading companies and distributors 0.5%
Air Lease Corp.	3.875	04-01-21	1,725,000	1,785,375
GATX Corp.	2.600	03-30-20	3,775,000	3,750,625
Information technology 2.2%				26,619,163
Communications equipment 0.1%
Seagate HDD Cayman	4.875	06-01-27	1,586,000	1,492,221
Electronic equipment, instruments and components 0.4%
Corning, Inc.	1.500	05-08-18	2,950,000	2,944,274
Ingram Micro, Inc.	5.450	12-15-24	1,725,000	1,711,562
Internet software and services 0.3%
Tencent Holdings, Ltd. (S)	2.875	02-11-20	3,175,000	3,192,519
IT services 0.0%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	21,000	19,320
Semiconductors and semiconductor equipment 0.2%
Micron Technology, Inc.	5.500	02-01-25	1,030,000	1,035,150
Versum Materials, Inc. (S)	5.500	09-30-24	990,000	1,029,600
Software 0.8%
Microsoft Corp.	2.400	02-06-22	2,650,000	2,648,606
Microsoft Corp.	4.250	02-06-47	1,400,000	1,406,772
Nuance Communications, Inc. (S)	5.625	12-15-26	425,000	424,469
Oracle Corp.	2.650	07-15-26	2,975,000	2,800,980

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       18

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
Oracle Corp.	4.300	07-08-34	1,925,000	$1,978,263
PTC, Inc.	6.000	05-15-24	595,000	633,657
Technology hardware, storage and peripherals 0.4%
Apple, Inc.	3.850	05-04-43	1,775,000	1,676,385
Diamond 1 Finance Corp. (S)	5.875	06-15-21	356,000	375,515
Diamond 1 Finance Corp. (S)	7.125	06-15-24	390,000	426,994
Diebold Nixdorf, Inc.	8.500	04-15-24	755,000	824,838
NCR Corp.	5.000	07-15-22	570,000	583,538
Western Digital Corp. (S)	10.500	04-01-24	1,200,000	1,414,500
Materials 3.2%				38,201,575
Chemicals 0.5%
CF Industries, Inc.	5.150	03-15-34	835,000	766,113
Eastman Chemical Company	4.650	10-15-44	1,775,000	1,787,354
Equate Petrochemical BV (S)	4.250	11-03-26	184,000	180,780
OCP SA (S)	5.625	04-25-24	285,000	295,913
The Mosaic Company	4.250	11-15-23	1,600,000	1,642,922
Trinseo Materials Operating SCA (S)	6.750	05-01-22	530,000	559,813
Valvoline, Inc. (S)	5.500	07-15-24	480,000	504,000
Construction materials 0.2%
Cemex SAB de CV (S)	5.700	01-11-25	86,000	86,989
Cemex SAB de CV (S)	6.125	05-05-25	50,000	51,625
Cemex SAB de CV (S)	7.750	04-16-26	125,000	139,275
Standard Industries, Inc. (S)	5.375	11-15-24	480,000	495,000
Summit Materials LLC	6.125	07-15-23	735,000	758,888
U.S. Concrete, Inc.	6.375	06-01-24	880,000	928,400
Containers and packaging 0.9%
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	1,055,000	1,128,850
Berry Plastics Corp.	6.000	10-15-22	400,000	423,500
BWAY Holding Company (S)	9.125	08-15-21	960,000	1,032,000
Cascades, Inc. (S)	5.500	07-15-22	790,000	800,863
International Paper Company	4.400	08-15-47	4,625,000	4,428,854
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23	745,000	784,113
Packaging Corp. of America	3.900	06-15-22	1,850,000	1,942,665
Metals and mining 1.3%
Anglo American Capital PLC (S)	4.125	09-27-22	805,000	812,165
BHP Billiton Finance USA, Ltd. (6.750% to 10-19-25, then 5 Year U.S. Swap Rate + 5.093%) (S)	6.750	10-19-75	2,975,000	3,384,063
Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	331,000	326,410
Corporacion Nacional del Cobre de Chile (S)	4.500	08-13-23	1,200,000	1,267,357
Freeport-McMoRan, Inc.	3.550	03-01-22	1,040,000	972,400
Freeport-McMoRan, Inc.	5.400	11-14-34	640,000	559,002

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       19

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
GTL Trade Finance, Inc. (S)	5.893	04-29-24	82,000	$83,107
Hudbay Minerals, Inc. (S)	7.250	01-15-23	915,000	967,613
Kaiser Aluminum Corp.	5.875	05-15-24	775,000	811,813
New Gold, Inc. (S)	6.250	11-15-22	520,000	522,600
Newmont Mining Corp.	6.250	10-01-39	3,450,000	3,993,689
Novelis Corp. (S)	6.250	08-15-24	810,000	855,563
Signode Industrial Group Lux SA (S)	6.375	05-01-22	745,000	756,175
Vedanta Resources PLC (S)	6.375	07-30-22	312,000	312,780
Vedanta Resources PLC (S)	8.250	06-07-21	15,000	16,298
Paper and forest products 0.3%
Boise Cascade Company (S)	5.625	09-01-24	830,000	844,525
Flex Acquisition Company, Inc. (S)	6.875	01-15-25	510,000	518,479
Louisiana-Pacific Corp.	4.875	09-15-24	905,000	902,738
Mercer International, Inc.	7.750	12-01-22	625,000	668,750
Norbord, Inc. (S)	6.250	04-15-23	855,000	888,131
Real estate 1.7%				20,729,537
Equity real estate investment trusts 1.7%
Corporate Office Properties LP	3.600	05-15-23	3,800,000	3,695,120
Crown Castle International Corp.	2.250	09-01-21	3,375,000	3,267,567
DDR Corp.	3.500	01-15-21	3,500,000	3,550,645
Digital Realty Trust LP	4.750	10-01-25	3,300,000	3,443,695
Kimco Realty Corp.	3.200	05-01-21	3,200,000	3,253,939
Select Income REIT	4.500	02-01-25	3,650,000	3,518,571
Telecommunication services 1.9%				22,976,188
Diversified telecommunication services 1.6%
AT&T, Inc.	3.000	06-30-22	1,850,000	1,824,429
AT&T, Inc.	6.000	08-15-40	2,925,000	3,139,771
Cablevision SA (S)	6.500	06-15-21	140,000	144,200
CenturyLink, Inc.	7.650	03-15-42	970,000	882,094
Cogent Communications Group, Inc. (S)	5.375	03-01-22	735,000	763,481
CyrusOne LP	6.375	11-15-22	515,000	543,325
Frontier Communications Corp. (L)	6.250	09-15-21	875,000	818,125
Frontier Communications Corp.	9.000	08-15-31	1,469,000	1,266,557
GCI, Inc.	6.875	04-15-25	670,000	696,800
Level 3 Communications, Inc.	5.750	12-01-22	760,000	786,600
SFR Group SA (S)	7.375	05-01-26	715,000	733,769
UPCB Finance IV, Ltd. (S)	5.375	01-15-25	860,000	872,900
Verizon Communications, Inc.	1.750	08-15-21	1,950,000	1,861,349
Verizon Communications, Inc.	5.150	09-15-23	2,050,000	2,263,399
Wind Acquisition Finance SA (S)	4.750	07-15-20	465,000	473,138
Wind Acquisition Finance SA (S)	7.375	04-23-21	1,155,000	1,201,085

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       20

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Windstream Services LLC	7.500	04-01-23	645,000	$615,975
Zayo Group LLC (S)	5.750	01-15-27	290,000	296,525
Wireless telecommunication services 0.3%
Digicel Group, Ltd. (S)	7.125	04-01-22	125,000	100,011
Sprint Capital Corp.	8.750	03-15-32	2,240,000	2,570,400
T-Mobile USA, Inc.	6.500	01-15-26	1,020,000	1,122,255
Utilities 3.7%				43,841,164
Electric utilities 2.3%
Broadcom Corp. (S)	2.375	01-15-20	5,550,000	5,538,556
Duke Energy Corp.	3.750	09-01-46	3,775,000	3,424,099
Entergy Louisiana LLC	3.050	06-01-31	4,350,000	4,123,443
Eversource Energy	2.500	03-15-21	2,325,000	2,309,113
Georgia Power Company	4.300	03-15-42	3,850,000	3,940,614
Oncor Electric Delivery Company LLC	2.150	06-01-19	3,280,000	3,281,715
Pampa Energia SA (S)	7.500	01-24-27	183,000	180,896
South Carolina Electric & Gas Company	4.100	06-15-46	3,300,000	3,256,625
Talen Energy Supply LLC (S)	4.625	07-15-19	1,570,000	1,518,975
Independent power and renewable electricity producers 0.8%
Calpine Corp.	5.750	01-15-25	1,011,000	990,780
Dynegy, Inc.	6.750	11-01-19	1,075,000	1,103,219
Dynegy, Inc. (S)	8.000	01-15-25	700,000	672,000
Exelon Generation Company LLC	5.600	06-15-42	3,575,000	3,314,082
GenOn Energy, Inc.	9.500	10-15-18	1,985,000	1,508,600
NRG Energy, Inc.	6.250	07-15-22	1,395,000	1,436,850
Multi-utilities 0.6%
Dominion Gas Holdings LLC	4.800	11-01-43	1,650,000	1,725,598
DTE Energy Company	3.850	12-01-23	3,000,000	3,109,353
WEC Energy Group, Inc.	2.450	06-15-20	2,400,000	2,406,646
U.S. Government and Agency obligations 1.4%				$17,025,093
(Cost $17,060,187)
U.S. Government Agency 1.4%				17,025,093
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	1.952	05-01-43	1,449,902	1,496,344
30 Yr Pass Thru (P)	2.170	12-01-42	1,542,090	1,574,409
30 Yr Pass Thru (P)	2.424	09-01-43	1,338,904	1,362,555
30 Yr Pass Thru (P)	3.021	01-01-37	275,963	289,716
Federal National Mortgage Association
30 Yr Pass Thru (P)	2.727	04-01-37	1,336,423	1,400,412
30 Yr Pass Thru (P)	2.875	04-01-44	1,423,409	1,501,373
30 Yr Pass Thru (P)	3.096	10-01-38	472,313	501,946
30 Yr Pass Thru (P)	3.407	01-01-37	73,492	78,056

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       21

	Rate (%)		Maturity date		Par value^		Value
U.S. Government Agency (continued)
30 Yr Pass Thru (C)	3.500			TBA	7,575,000		$7,737,307
30 Yr Pass Thru (C)	4.000			TBA	700,000		734,243
Government National Mortgage Association
30 Yr Pass Thru	4.500		01-15-40		191,367		208,383
30 Yr Pass Thru	6.000		08-15-35		122,502		140,349
Foreign government obligations 7.6%							$91,280,761
(Cost $92,147,398)
Angola 0.1%							858,968
Republic of Angola
Bond (S)	9.500		11-12-25			302,000	288,301
Bond	9.500		11-12-25			599,000	570,667
Argentina 0.8%							9,198,171
Provincia del Chaco Argentina Bond	9.375		08-18-24			301,000	282,188
Republic of Argentina
Bond (P)	4.740		12-31-38		EUR	334,000	211,825
Bond (S)	7.125		07-06-36			126,000	118,566
Bond	7.820		12-31-33		EUR	2,913,078	3,159,428
Bond	7.820		12-31-33		EUR	3,782,993	4,139,169
GDP-Linked Note (I)	4.530	*	12-15-35		EUR	12,750,957	1,286,995
Azerbaijan 0.1%							1,538,888
Republic of Azerbaijan Bond (S)	4.750		03-18-24			1,546,000	1,538,888
Bahrain 0.0%							374,108
Kingdom of Bahrain Bond (S)	7.000		10-12-28			365,000	374,108
Brazil 0.5%							5,627,443
Brazil Minas SPE
Bond (S)	5.333		02-15-28			119,000	116,918
Bond	5.333		02-15-28			2,147,000	2,109,428
Federative Republic of Brazil
Bond	2.625		01-05-23			218,000	198,108
Bond	4.250		01-07-25			412,000	399,125
Bond	4.875		01-22-21			864,000	898,560
Bond	5.000		01-27-45			91,000	77,805
Bond	5.625		01-07-41			675,000	631,125
Bond	6.000		04-07-26			597,000	639,536
Bond	8.250		01-20-34			465,000	556,838
Colombia 0.3%							3,865,884
Bogota Distrito Capital Bond	9.750		07-26-28		COP	831,000,000	288,652

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       22

	Rate (%)	Maturity date	Par value^	Value
Colombia (continued)
Republic of Colombia
Bond	2.625	03-15-23	477,000	$454,104
Bond	4.000	02-26-24	1,248,000	1,271,088
Bond	4.500	01-28-26	255,000	266,603
Bond	5.000	06-15-45	168,000	164,220
Bond	7.375	09-18-37	57,000	70,965
Bond	8.125	05-21-24	476,000	599,760
Bond	10.375	01-28-33	278,000	407,270
Bond	11.750	02-25-20	271,000	343,222
Costa Rica 0.2%				2,940,526
Republic of Costa Rica
Bond	4.250	01-26-23	1,562,000	1,479,995
Bond (S)	4.375	04-30-25	479,000	439,483
Bond (S)	7.000	04-04-44	700,000	673,673
Bond	7.158	03-12-45	357,000	347,375
Croatia 0.2%				2,371,518
Republic of Croatia
Bond	5.500	04-04-23	200,000	212,790
Bond (S)	5.500	04-04-23	368,000	391,386
Bond (S)	6.000	01-26-24	244,000	267,038
Bond	6.375	03-24-21	1,200,000	1,313,273
Bond (S)	6.375	03-24-21	171,000	187,031
Dominican Republic 0.3%				3,643,894
Government of Dominican Republic
Bond	5.500	01-27-25	377,000	374,289
Bond (S)	5.875	04-18-24	705,000	723,203
Bond (S)	5.950	01-25-27	359,000	359,000
Bond	6.600	01-28-24	998,000	1,065,365
Bond	6.875	01-29-26	233,000	248,637
Bond	7.500	05-06-21	794,000	873,400
Ecuador 0.1%				1,541,906
Republic of Ecuador
Bond	7.950	06-20-24	351,000	347,490
Bond (S)	7.950	06-20-24	426,000	421,740
Bond (S)	9.650	12-13-26	730,000	772,676
Egypt 0.0%				331,417
Arab Republic of Egypt Bond (S)	6.125	01-31-22	331,000	331,417
El Salvador 0.1%				1,465,953
Republic of El Salvador
Bond (S)	5.875	01-30-25	38,000	33,188
Bond	6.375	01-18-27	52,000	45,630

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       23

	Rate (%)	Maturity date	Par value^	Value
El Salvador (continued)
Bond (S)	6.375	01-18-27	73,000	$64,058
Bond (S)	7.375	12-01-19	180,000	180,450
Bond	7.650	06-15-35	934,000	821,537
Bond	7.750	01-24-23	140,000	139,650
Bond	8.250	04-10-32	189,000	181,440
Ethiopia 0.0%				254,496
Federal Democratic Republic of Ethiopia Bond (S)	6.625	12-11-24	283,000	254,496
Gabon 0.1%				1,018,010
Republic of Gabon
Bond	6.375	12-12-24	312,000	286,423
Bond (S)	6.950	06-16-25	488,000	452,088
Bond	8.200	12-12-17	271,000	279,499
Ghana 0.1%				725,607
Republic of Ghana
Bond (S)	10.750	10-14-30	416,000	490,256
Bond	10.750	10-14-30	200,000	235,351
Honduras 0.0%				260,166
Republic of Honduras Bond (S)	6.250	01-19-27	262,000	260,166
Hungary 0.2%				2,584,420
Republic of Hungary
Bond	5.375	02-21-23	1,051,000	1,145,884
Bond	5.375	03-25-24	465,000	510,338
Bond	6.375	03-29-21	829,000	928,198
Indonesia 0.4%				4,376,772
Republic of Indonesia
Bond	4.750	01-08-26	1,045,000	1,094,065
Bond	4.875	05-05-21	716,000	762,048
Bond	5.250	01-17-42	673,000	689,005
Bond	5.375	10-17-23	225,000	245,809
Bond	5.875	01-15-24	787,000	878,152
Bond	6.750	01-15-44	101,000	124,678
Bond	8.500	10-12-35	420,000	583,015
Iraq 0.1%				1,262,316
Republic of Iraq Bond	5.800	01-15-28	1,522,000	1,262,316
Ivory Coast 0.2%				2,492,455
Republic of Ivory Coast
Bond (S)	5.375	07-23-24	606,000	573,367
Bond (P)	5.750	12-31-32	204,820	189,377

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       24

	Rate (%)	Maturity date	Par value^		Value
Ivory Coast (continued)
Bond	6.375	03-03-28		214,000	$208,064
Bond (S)	6.375	03-03-28		1,564,000	1,521,647
Jamaica 0.1%					712,339
Government of Jamaica Bond	8.000	03-15-39		636,000	712,339
Jordan 0.0%					135,346
Kingdom of Jordan Bond (S)	5.750	01-31-27		142,000	135,346
Kazakhstan 0.1%					792,357
Republic of Kazakhstan
Bond (S)	5.125	07-21-25		48,000	51,521
Bond	5.125	07-21-25		690,000	740,836
Kenya 0.1%					851,703
Republic of Kenya
Bond (S)	5.875	06-24-19		505,000	522,145
Bond (S)	6.875	06-24-24		3,000	2,895
Bond	6.875	06-24-24		339,000	326,663
Lebanon 0.2%					2,194,407
Republic of Lebanon
Bond	5.150	11-12-18		296,000	296,134
Bond	5.450	11-28-19		124,000	123,704
Bond	6.375	03-09-20		631,000	642,547
Bond	6.600	11-27-26		822,000	805,560
Bond	6.750	11-29-27		330,000	326,462
Mexico 0.2%					2,862,416
Government of Mexico
Bond	3.600	01-30-25		1,074,000	1,043,391
Bond	4.125	01-21-26		1,653,000	1,656,306
Bond	4.350	01-15-47		79,000	68,339
Bond	4.600	01-23-46		104,000	94,380
Montenegro 0.0%					351,441
Republic of Montenegro Bond (S)	5.750	03-10-21	EUR	308,000	351,441
Namibia 0.1%					630,963
Republic of Namibia Bond (S)	5.250	10-29-25		636,000	630,963
Nigeria 0.0%					356,895
Federal Republic of Nigeria Bond	6.375	07-12-23		366,000	356,895

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       25

	Rate (%)	Maturity date	Par value^	Value
Oman 0.0%				$446,400
Sultanate of Oman Bond (S)	4.750	06-15-26	465,000	446,400
Panama 0.2%				2,863,458
Republic of Panama
Bond	3.750	03-16-25	211,000	213,110
Bond	6.700	01-26-36	61,000	75,488
Bond	9.375	04-01-29	328,000	469,860
Note	4.875	02-05-21	2,000,000	2,105,000
Paraguay 0.1%				597,705
Republic of Paraguay Bond (S)	6.100	08-11-44	590,000	597,705
Peru 0.2%				1,771,528
Republic of Peru
Bond	4.125	08-25-27	366,000	387,503
Bond	6.550	03-14-37	337,000	429,170
Bond	8.750	11-21-33	643,000	954,855
Philippines 0.1%				1,274,859
Republic of Philippines
Bond	3.950	01-20-40	893,000	896,557
Bond	4.200	01-21-24	353,000	378,302
Poland 0.2%				2,304,895
Republic of Poland
Bond	3.000	03-17-23	149,000	146,765
Bond	3.250	04-06-26	1,507,000	1,457,938
Bond	4.000	01-22-24	277,000	285,864
Bond	5.000	03-23-22	142,000	154,808
Bond	5.125	04-21-21	238,000	259,520
Republic of Georgia 0.0%				415,495
Republic of Georgia Bond (S)	6.875	04-12-21	376,000	415,495
Romania 0.0%				373,598
Government of Romania Bond (S)	6.750	02-07-22	327,000	373,598
Russia 0.2%				2,342,098
Government of Russia
Bond	3.500	01-16-19	600,000	612,857
Bond	4.750	05-27-26	600,000	618,645
Bond	4.875	09-16-23	600,000	635,558
Bond (S)	5.000	04-29-20	445,000	475,038
Serbia 0.1%				1,328,853

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       26

	Rate (%)	Maturity date	Par value^	Value
Serbia (continued)
Republic of Serbia
Bond	4.875	02-25-20	555,000	$569,558
Bond	5.875	12-03-18	379,000	397,367
Bond	7.250	09-28-21	321,000	361,928
South Africa 0.2%				2,178,838
Republic of South Africa
Bond	4.875	04-14-26	163,000	163,981
Bond	5.875	09-16-25	1,869,000	2,014,857
Sri Lanka 0.2%				2,128,067
Republic of Sri Lanka
Bond (S)	5.875	07-25-22	329,000	329,603
Bond (S)	6.125	06-03-25	393,000	376,878
Bond	6.250	10-04-20	307,000	315,746
Bond	6.250	07-27-21	477,000	487,520
Bond (S)	6.850	11-03-25	619,000	618,320
Suriname 0.0%				305,857
Republic of Suriname Bond (S)	9.250	10-26-26	303,000	305,857
Turkey 0.5%				5,713,050
Republic of Turkey
Bond	3.250	03-23-23	638,000	569,587
Bond	4.875	04-16-43	367,000	299,248
Bond	6.000	03-25-27	1,048,000	1,056,598
Bond	6.000	01-14-41	705,000	658,352
Bond	6.250	09-26-22	2,001,000	2,092,666
Bond	6.875	03-17-36	744,000	770,040
Bond	7.000	03-11-19	251,000	266,559
Ukraine 0.5%				6,292,668
Republic of Ukraine
Bond (S)	7.750	09-01-19	3,000	2,984
Bond	7.750	09-01-20	237,000	231,914
Bond (S)	7.750	09-01-20	681,000	666,100
Bond (S)	7.750	09-01-21	1,125,000	1,087,313
Bond	7.750	09-01-22	358,000	342,069
Bond (S)	7.750	09-01-22	208,000	198,744
Bond (S)	7.750	09-01-23	2,179,000	2,061,639
Bond (S)	7.750	09-01-24	282,000	263,857
Bond (S)	7.750	09-01-25	721,000	670,588
Bond (S)	7.750	09-01-27	833,000	767,460
Uruguay 0.3%				3,035,263
Republic of Uruguay
Bond	4.125	11-20-45	197,000	169,420

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       27

	Rate (%)		Maturity date	Par value^	Value
Uruguay (continued)
Bond	4.375		10-27-27	1,158,000	$1,185,908
Bond	4.500		08-14-24	228,000	241,110
Bond	5.100		06-18-50	1,534,747	1,438,825
Venezuela 0.1%					981,951
Republic of Venezuela
Bond	7.750		10-13-19	1,245,700	753,649
Bond	9.000		05-07-23	267,000	134,702
Bond	13.625		08-15-18	120,000	93,600
Zambia 0.1%					1,305,393
Republic of Zambia
Bond	5.375		09-20-22	960,000	866,448
Bond (S)	5.375		09-20-22	56,000	50,459
Bond (S)	8.500		04-14-24	299,000	297,595
Bond (S)	8.970		07-30-27	91,000	90,891
Term loans (M) 22.8%					$274,106,640
(Cost $276,436,252)
Consumer discretionary 5.4%					65,635,342
Auto components 0.1%
The Goodyear Tire & Rubber Company	3.770		04-30-19	671,333	678,678
Automobiles 0.1%
FCA US LLC	3.270		12-31-18	1,581,641	1,582,637
Distributors 0.1%
Atotech BV (T)		TBD	01-24-24	1,045,000	1,050,225
Diversified consumer services 0.2%
The ServiceMaster Company LLC	3.276		11-08-23	2,135,000	2,144,778
Hotels, restaurants and leisure 1.3%
Boyd Gaming Corp.	3.756		09-15-23	824,933	833,438
Boyd Gaming Corp.	4.000		08-14-20	723,303	725,654
CityCenter Holdings LLC	3.750		10-16-20	2,500,416	2,525,945
ESH Hospitality, Inc.	3.778		08-30-23	1,025,430	1,029,091
Four Seasons Holdings, Inc.	3.998		11-30-23	975,000	986,885
Golden Nugget, Inc.	4.500		11-21-19	858,350	866,934
Golden Nugget, Inc.	4.539		11-21-19	2,002,818	2,022,846
Hilton Worldwide Finance LLC	3.271		10-25-23	1,474,482	1,487,723
Hilton Worldwide Finance LLC	3.500		10-26-20	181,814	183,383
Landry's, Inc.	4.000		10-04-23	1,738,000	1,752,582
New Red Finance, Inc.	3.750		12-10-21	998,982	1,007,973
Scientific Games International, Inc.	6.000		10-18-20	2,337,007	2,357,456
Household durables 0.1%
Libbey Glass, Inc.	3.766		04-09-21	1,209,704	1,215,753

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       28

	Rate (%)		Maturity date	Par value^	Value
Consumer discretionary (continued)
Media 2.5%
AMC Entertainment, Inc.	3.516		12-15-22	2,583,500	$2,607,190
Charter Communications, Inc.	3.026		01-15-24	1,488,750	1,493,499
Cogeco Communications USA LP	3.278		11-30-19	1,729,086	1,731,784
Creative Artists Agency LLC	5.000		12-17-21	2,259,719	2,285,141
CSC Holdings LLC	3.767		10-11-24	2,339,531	2,354,153
Cumulus Media Holdings, Inc.	4.250		12-23-20	2,905,725	1,901,622
Delta 2 Lux Sarl	5.068		07-30-21	2,015,000	2,024,793
Entercom Radio LLC	4.500		11-01-23	484,375	489,015
Hubbard Radio LLC	4.250		05-27-22	2,618,568	2,602,202
Lions Gate Entertainment Corp.	3.766		12-08-23	1,100,000	1,105,500
Mission Broadcasting, Inc. (T)		TBD	01-17-24	508,516	514,659
Nexstar Broadcasting, Inc. (T)		TBD	01-17-24	2,801,848	2,835,693
Quebecor Media, Inc.	3.402		08-17-20	1,461,224	1,460,011
Tribune Media Company	3.770		12-27-20	2,999,287	3,013,534
Virgin Media Investment Holdings, Ltd.	3.517		01-31-25	2,542,000	2,556,311
Ziggo Secured Finance BV (T)		TBD	04-23-25	985,000	986,950
Multiline retail 0.2%
JC Penney Corp., Inc.	5.250		06-23-23	2,727,966	2,723,711
Specialty retail 0.8%
Bass Pro Group LLC	4.016		06-05-20	1,508,485	1,501,893
Bass Pro Group LLC	5.970		12-16-23	2,865,000	2,774,122
J Crew Group, Inc.	4.000		03-05-21	2,125,930	1,184,674
KAR Auction Services, Inc.	4.500		03-09-23	1,002,425	1,014,013
Petco Animal Supplies, Inc.	5.000		01-26-23	1,991,880	1,963,775
PetSmart, Inc.	4.000		03-11-22	2,078,970	2,059,116
Consumer staples 1.3%					15,661,326
Food and staples retailing 0.5%
Albertsons LLC	3.778		08-22-21	3,974,042	3,990,176
Hearthside Group Holdings LLC	4.000		06-02-21	2,414,558	2,432,667
Food products 0.5%
Hostess Brands LLC	4.000		08-03-22	4,061,700	4,098,255
JBS USA LUX SA (T)		TBD	10-30-22	2,200,000	2,204,576
Personal products 0.3%
Revlon Consumer Products Corp.	4.313		09-07-23	2,912,700	2,935,652
Energy 0.7%					8,267,644
Energy equipment and services 0.1%
Paragon Offshore Finance Company (H)	5.250		07-18-21	1,481,250	583,613
Southcross Holdings Borrower LP	3.500		04-13-23	225,610	184,437
Oil, gas and consumable fuels 0.6%
EP Energy LLC	9.750		06-30-21	2,532,491	2,638,552
FTS International, Inc.	5.750		04-16-21	1,271,000	1,151,844

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       29

	Rate (%)		Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Granite Acquisition, Inc.	5.000		12-19-21	3,678,846	$3,709,198
Financials 0.3%					3,845,205
Capital markets 0.2%
Onex Wizard Acquisition Company II SCA	4.000		03-13-22	2,355,610	2,373,701
Diversified financial services 0.1%
AlixPartners LLP	4.000		07-28-22	1,460,549	1,471,504
Foreign government 0.1%					754,962
Republic of Venezuela	6.250		12-26-17	750,000	754,962
Health care 2.6%					30,843,971
Health care equipment and supplies 0.8%
Air Medical Group Holdings, Inc.	4.250		04-28-22	2,506,389	2,496,463
Kinetic Concepts, Inc. (T)		TBD	01-25-24	3,300,000	3,300,000
Kinetic Concepts, Inc.	5.000		11-04-20	3,161,662	3,163,654
Health care providers and services 1.4%
Community Health Systems, Inc.	3.750		12-31-19	1,179,790	1,119,055
Community Health Systems, Inc.	4.000		01-27-21	2,430,798	2,296,594
DaVita, Inc.	3.530		06-24-21	1,258,112	1,272,265
Drumm Investors LLC	9.500		05-04-18	1,173,192	1,155,594
IASIS Healthcare LLC	4.500		05-03-18	3,105,768	3,092,196
Surgical Care Affiliates, Inc.	3.750		03-17-22	2,223,313	2,228,871
Team Health, Inc. (T)		TBD	01-17-24	1,679,000	1,675,860
Team Health, Inc.	3.776		11-23-22	1,504,829	1,499,185
US Renal Care, Inc.	5.250		12-31-22	2,504,700	2,358,801
Pharmaceuticals 0.4%
Pharmaceutical Product Development LLC	4.250		08-18-22	1,997,376	2,007,003
Valeant Pharmaceuticals International, Inc.	5.500		04-01-22	3,166,146	3,178,430
Industrials 3.2%					38,164,146
Aerospace and defense 0.7%
Accudyne Industries Borrower SCA	4.000		12-13-19	3,620,041	3,428,288
B/E Aerospace, Inc.	3.943		12-16-21	1,000,411	1,003,912
Sequa Corp.	5.250		06-19-17	2,633,934	2,513,774
TransDigm, Inc.	3.778		06-09-23	1,518,607	1,514,127
Aerospace and defense 0.1%
DigitalGlobe, Inc.	3.528		01-15-24	530,000	533,090
Air freight and logistics 0.1%
XPO Logistics, Inc.	4.250		11-01-21	1,039,794	1,046,293
Building products 0.1%
HNC Holdings, Inc.	5.500		10-05-23	1,475,000	1,488,836

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       30

	Rate (%)		Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies 0.1%
Prime Security Services Borrower LLC	4.250		05-02-22	1,671,810	$1,687,492
Construction and engineering 0.2%
RBS Global, Inc.	3.770		08-21-20	1,807,345	1,818,641
Electrical equipment 0.3%
Cortes NP Intermediate Holding II Corp.	6.029		11-30-23	3,732,000	3,750,660
Machinery 1.5%
Blount International, Inc.	7.250		04-12-23	2,279,099	2,299,041
Douglas Dynamics LLC	5.250		12-31-21	1,507,310	1,507,310
Filtration Group Corporation (T)		TBD	11-21-20	900,455	902,706
Filtration Group Corporation	4.250		11-21-20	3,918,715	3,954,963
Gates Global LLC	4.250		07-06-21	3,914,857	3,900,177
Harsco Corp.	6.000		11-02-23	1,138,000	1,156,493
Husky Injection Molding Systems, Ltd.	4.250		06-30-21	2,885,496	2,901,020
Manitowoc Foodservice, Inc.	5.750		03-03-23	1,095,769	1,109,127
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc.	3.713		10-01-22	1,637,275	1,648,196
Information technology 2.2%					26,538,477
Communications equipment 0.6%
Avaya, Inc. (T)		TBD	01-23-18	645,000	663,363
Avaya, Inc.	5.537		10-26-17	1,340,603	1,107,673
Avaya, Inc.	6.532		03-30-18	1,382,974	1,142,904
Ciena Corp.	3.782		07-15-19	811,683	811,683
Ciena Corp.	4.282		04-25-21	1,263,108	1,267,844
Integra Telecom Holdings, Inc.	5.270		08-14-20	1,489,980	1,491,097
Riverbed Technology, Inc.	4.250		04-24-22	1,065,946	1,073,141
Electronic equipment, instruments and components 0.6%
CPI International, Inc.	4.250		11-17-17	2,361,394	2,354,026
Dell International LLC	3.030		09-07-21	2,378,798	2,379,702
Dell International LLC	4.030		09-07-23	2,004,975	2,013,496
IT services 0.3%
First Data Corp.	3.775		07-10-22	2,178,446	2,192,976
Optiv Security, Inc. (T)		TBD	01-19-24	1,415,000	1,422,669
Software 0.5%
Infor US, Inc.	3.750		06-03-20	2,494,778	2,494,379
MA FinanceCo LLC	4.789		11-19-21	2,326,454	2,348,463
SS&C European Holdings Sarl	4.028		07-08-22	110,455	111,461
SS&C Technologies, Inc.	4.028		07-08-22	1,150,968	1,161,454
Technology hardware, storage and peripherals 0.2%
Western Digital Corp.	4.526		04-29-23	2,483,520	2,502,146

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       31

	Rate (%)		Maturity date	Par value^	Value
Materials 3.3%					$39,308,612
Chemicals 1.0%
Axalta Coating Systems US Holdings, Inc.	3.250		02-01-23	1,943,206	1,964,192
Ineos Styrolution US Holding LLC	4.750		09-14-21	1,524,277	1,542,066
Ineos US Finance LLC	4.250		03-31-22	1,192,867	1,197,340
MacDermid, Inc.	4.500		06-07-20	863,597	874,176
MacDermid, Inc.	5.000		06-07-23	2,522,992	2,555,311
OXEA Sarl	4.250		01-15-20	2,962,401	2,891,303
Trinseo Materials Operating SCA	4.250		11-05-21	1,429,846	1,444,859
Construction materials 0.6%
Headwaters, Inc.	4.000		03-24-22	2,056,181	2,060,807
Quikrete Holdings, Inc.	4.017		11-15-23	2,640,000	2,671,140
Summit Materials LLC	3.750		07-17-22	2,532,684	2,551,679
Containers and packaging 1.0%
Anchor Glass Container Corp.	4.250		12-07-23	485,000	489,244
Ardagh Holdings USA, Inc.	4.009		12-17-21	2,291,165	2,315,222
BWAY Holding Company	4.750		08-14-23	2,867,086	2,884,289
Kloeckner Pentaplast of America, Inc.	4.250		04-28-20	1,484,311	1,495,442
Reynolds Group Holdings, Inc.	4.250		02-05-23	4,239,940	4,250,116
Metals and mining 0.5%
FMG Resources August 2006 Pty, Ltd.	3.750		06-30-19	1,115,154	1,122,001
Signode Industrial Group US, Inc.	4.000		05-01-21	2,664,963	2,684,951
Zekelman Industries, Inc.	6.000		06-14-21	1,467,625	1,475,580
Paper and forest products 0.2%
Flex Acquisition Company, Inc.	4.250		12-29-23	2,816,000	2,838,894
Real estate 0.1%					1,584,149
Real estate management and development 0.1%
Realogy Group LLC	3.026		07-20-22	1,574,701	1,584,149
Telecommunication services 2.3%					27,344,429
Diversified telecommunication services 2.0%
Cincinnati Bell, Inc.	4.000		09-10-20	1,338,008	1,343,440
Consolidated Communications, Inc. (T)		TBD	10-05-23	884,000	890,471
Consolidated Communications, Inc.	4.000		10-04-23	1,634,531	1,646,496
Intelsat Jackson Holdings SA	3.750		06-30-19	4,185,116	4,116,606
Level 3 Financing, Inc.	3.513		05-31-22	2,175,000	2,194,488
Level 3 Financing, Inc.	4.000		01-15-20	2,239,000	2,266,428
RCN Grande (T)		TBD	12-02-23	1,850,000	1,863,579
SFR Group SA	5.289		01-15-24	2,332,375	2,356,422
Syniverse Holdings, Inc.	4.039		04-23-19	2,528,341	2,270,779
Telesat Canada	4.780		11-17-23	1,246,875	1,246,875
Windstream Services LLC	4.778		03-29-21	1,919,519	1,937,524
XO Communications LLC	6.000		03-17-21	1,749,289	1,753,663

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       32

	Rate (%)		Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services 0.3%
LTS Buyer LLC	4.248		04-13-20	3,440,456	$3,457,658
Utilities 1.3%					16,158,377
Electric utilities 0.9%
Lightstone Generation LLC (T)		TBD	11-22-23	3,672,000	3,715,624
Talen Energy Supply LLC	6.000		12-06-23	3,165,000	3,214,469
Vistra Operations Company LLC	4.017		12-14-23	1,230,000	1,242,300
Vistra Operations Company LLC	5.000		08-04-23	2,709,086	2,720,952
Independent power and renewable electricity producers 0.4%
Calpine Corp.	3.750		01-15-24	1,968,727	1,977,547
Dynegy, Inc.	4.000		04-23-20	871,669	871,669
Dynegy, Inc.	5.000		06-27-23	2,400,000	2,415,816
Collateralized mortgage obligations 13.9%					$166,835,884
(Cost $162,665,970)
Commercial and residential 13.1%					156,959,998
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A2 (S)	3.901		08-10-35	5,000,000	5,249,442
Bayview Opportunity Master Fund Trust Series 2016-CRT1, Class M1 (P) (S)	2.526		10-27-27	4,494,997	4,491,440
BCAP LLC Trust
Series 2011-RR11, Class 21A5 (P) (S)	3.343		06-26-34	757,101	761,351
Series 2012-RR9, Class 2A5 (P) (S)	0.926		08-26-46	32,171	32,171
BCRR Trust Series 2009-1, Class 2A1 (P) (S)	5.858		07-17-40	2,094,650	2,094,128
BHMS Mortgage Trust
Series 2014-ATLS, Class AFL (P) (S)	2.273		07-05-33	9,925,000	9,934,307
Series 2014-ATLS, Class BFL (P) (S)	2.723		07-05-33	1,500,000	1,475,270
BLCP Hotel Trust Series 2014-CLRN, Class A (P) (S)	1.718		08-15-29	4,128,964	4,128,962
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (P) (S)	2.621		11-15-31	4,938,358	4,934,554
Citigroup Commercial Mortgage Trust (Citigroup) Series 2015-SSHP, Class B (P) (S)	2.417		09-15-27	2,800,000	2,784,879
Citigroup Commercial Mortgage Trust (Citigroup/Academy Securities, Inc./JPMorgan Securities LLC) Series 2016-SMPL, Class A (S)	2.228		09-10-31	5,050,000	4,939,111
Citigroup Mortgage Loan Trust
Series 2010-8, Class 6A6 (S)	4.500		12-25-36	22,537	22,497
Series 2012-1, Class 1A1 (P) (S)	1.126		06-25-35	8,265	8,274
Series 2013-2, Class 5A1 (P) (S)	0.896		07-25-36	3,092,338	2,955,026
Commercial Mortgage Trust (Bank of America/Barclays Capital/Deutsche Bank) Series 2006-C8, Class AJ	5.377		12-10-46	845,924	844,140

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       33

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Commercial Mortgage Trust (Citigroup/Deutsche Bank) Series 2013-THL, Class A2 (P) (S)	1.816	06-08-30	4,675,000	$4,683,772
Commercial Mortgage Trust (Deutsche Bank) Series 2007-C9, Class A4 (P)	5.785	12-10-49	5,224,741	5,276,151
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	1.021	02-25-36	1,219,965	993,262
Series 2004-25, Class 1A1 (P)	1.431	02-25-35	2,365,163	2,061,873
Series 2004-25, Class 2A1 (P)	1.451	02-25-35	3,446,670	3,020,062
First Horizon Alternative Mortgage Securities Trust Series 2005-AA12, Class 1A1 (P)	3.213	02-25-36	1,285,888	1,033,613
FREMF Mortgage Trust Series 2011-K701, Class C (P) (S)	4.286	07-25-48	5,025,000	5,079,150
GAHR Commercial Mortgage Trust Series 2015-NRF, Class AFL1 (P) (S)	2.004	12-15-34	303,146	304,289
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (P)	0.969	05-19-47	2,848,231	2,466,103
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (P) (S)	2.353	08-05-34	5,250,000	5,256,515
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (P)	3.014	01-25-36	833,167	771,445
Jefferies Resecuritization Trust Series 2009-R9, Class 1A1 (P) (S)	2.816	08-26-46	388,523	390,354
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ (P)	5.636	12-12-44	1,298,069	1,272,108
Series 2006-LDP9, Class AMS	5.337	05-15-47	4,635,000	4,569,669
Series 2007-CB18, Class A4	5.440	06-12-47	134,586	134,471
Series 2007-LDPX, Class AM (P)	5.464	01-15-49	4,460,000	4,448,316
Series 2014-INN, Class A (P) (S)	1.688	06-15-29	6,551,000	6,550,997
LSTAR Securities Investment, Ltd.
Series 2015-10, Class A1 (P) (S)	2.771	11-01-20	1,453,218	1,444,135
Series 2015-9, Class A1 (P) (S)	2.771	10-01-20	4,188,435	4,174,037
Series 2017-1, Class A (P) (S)	2.766	01-01-22	3,650,000	3,609,023
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8, Class AMA (P)	5.887	08-12-49	3,800,000	3,761,250
Mill City Mortgage Loan Trust Series 2016-1, Class A1 (P) (S)	2.500	04-25-57	2,292,252	2,281,314
OBP Depositor LLC Trust Series 2010-OBP, Class A (S)	4.646	07-15-45	2,500,000	2,657,272
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (P) (S)	3.834	01-13-32	4,250,000	4,489,319
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (P) (S)	0.906	08-26-36	4,021,709	3,959,460
Series 2012-6, Class 4A1 (P) (S)	1.086	01-26-36	3,488,674	3,370,208
Series 2012-6, Class 6A1 (P) (S)	1.096	11-26-35	5,488,097	5,119,013

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       34

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2012-6, Class 8A1 (P) (S)	1.256	04-26-35	2,175,738	$2,058,839
Structured Asset Mortgage Investments II Trust Series 2005-AR6, Class 2A1 (P)	1.081	09-25-45	2,295,955	2,088,780
TRU Trust Series 2016-TOYS, Class A (P) (S)	3.017	11-15-30	6,599,658	6,615,739
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A (P) (S)	2.117	06-15-29	2,700,000	2,709,786
WaMu Mortgage Pass-Through Certificates
Series 2005-11, Class A1 (P)	1.091	08-25-45	2,863,109	2,759,561
Series 2005-AR1, Class A1A (P)	1.411	01-25-45	1,075,041	1,011,137
Series 2005-AR19, Class A1A1 (P)	1.041	12-25-45	2,931,658	2,787,613
Series 2005-AR6, Class 2A1A (P)	1.001	04-25-45	2,643,529	2,495,592
Series 2005-AR8, Class 1A (P)	1.041	07-25-45	2,313,566	2,196,559
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2 (P)	3.156	04-25-35	1,353,456	1,355,496
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class A (P) (S)	1.889	11-15-29	3,047,781	3,048,163
U.S. Government Agency 0.8%				9,875,886
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	337,241	325,794
Series 2016-SC01, Class 2A	3.500	07-25-46	5,492,674	5,529,135
Series 4013, Class DK	3.000	02-15-31	1,642,330	1,711,827
Series 4050, Class ND	2.500	09-15-41	1,786,303	1,775,780
Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	516,727	533,350
Asset backed securities 8.7%				$104,590,473
(Cost $104,508,589)
Bayview Opportunity Master Fund Trust Series 2017-NPL1, Class A1 (S)	3.598	01-28-32	3,600,000	3,600,000
Brazil Loan Trust 1 Senior Secured Pass-Through Notes (S)	5.477	07-24-23	227,303	228,155
Chesapeake Funding II LLC Series 2016-1A, Class A2 (P) (S)	1.917	03-15-28	2,625,000	2,641,061
Colony American Homes Series 2014-2A, Class A (P) (S)	1.705	07-17-31	3,500,541	3,501,639
Ellington Loan Acquisition Trust Series 2007-1, Class A2B (P) (S)	1.671	05-25-37	279,852	279,126
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (P) (S)	1.073	11-26-35	2,926,963	2,833,612
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1 (S)	2.380	10-15-48	3,000,000	2,977,470
GSAMP Trust Series 2006-NC1, Class A2 (P)	0.951	02-25-36	775,418	764,140
Invitation Homes Trust
Series 2013-SFR1, Class A (P) (S)	1.918	12-17-30	7,790,689	7,790,683
Series 2014-SFR1, Class A (P) (S)	1.768	06-17-31	5,703,127	5,704,089

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       35

	Rate (%)	Maturity date	Par value^	Value
Series 2015-SFR3, Class A (P) (S)	2.068	08-17-32	3,927,295	$3,944,858
Long Beach Mortgage Loan Trust Series 2005-WL2, Class M1 (P)	1.476	08-25-35	713,135	709,599
PennyMac LLC Series 2015-NPL1, Class A1 (S)	4.000	03-25-55	1,748,666	1,758,173
Pretium Mortgage Credit Partners I LLC Series 2016-NPL5, Class A (P) (S)	3.875	09-27-31	6,537,190	6,541,655
Progress Residential Trust Series 2016-SFR1, Class A (P) (S)	2.268	09-17-33	2,743,554	2,767,777
RAAC Series Trust Series 2006-SP2, Class A3 (P)	1.041	02-25-36	666,174	659,811
Santander Drive Auto Receivables Trust Series 2013-1, Class D	2.270	01-15-19	4,300,000	4,315,903
SLC Private Student Loan Trust Series 2010-B, Class A1 (P) (S)	4.500	07-15-42	446,550	452,045
Social Professional Loan Program LLC
Series 2015-C, Class A1 (P) (S)	1.821	08-27-35	2,575,861	2,592,552
Series 2016-C, Class A1 (P) (S)	1.871	10-27-36	2,880,787	2,902,682
Series 2016-D, Class A1 (P) (S)	1.721	01-25-39	1,860,293	1,868,856
Springleaf Funding Trust Series 2016-AA, Class A (S)	2.900	11-15-29	3,900,000	3,907,295
TAL Advantage V LLC Series 2013-2A, Class A (S)	3.550	11-20-38	2,562,500	2,486,095
Towd Point Mortgage Trust
Series 2015-3, Class A1B (P) (S)	3.000	03-25-54	2,380,608	2,401,341
Series 2015-5, Class A1B (P) (S)	2.750	05-25-55	2,347,980	2,351,912
Series 2016-2, Class A1A (P) (S)	2.750	08-25-55	1,285,735	1,283,586
Series 2016-3, Class A1 (P) (S)	2.250	08-25-55	4,999,489	4,958,302
Series 2016-4, Class A1 (P) (S)	2.250	07-25-56	2,070,368	2,048,621
Series 2016-5, Class A1 (P) (S)	2.500	10-25-56	5,304,857	5,277,204
US Residential Opportunity Fund III Trust Series 2016-3III, Class A (S)	3.598	10-27-36	5,935,090	5,910,648
VOLT LI LLC Series 2016-NP11, Class A1 (S)	3.500	10-25-46	2,457,442	2,445,175
VOLT XLVII LLC Series 2016-NPL7, Class A1 (S)	3.750	06-25-46	2,146,667	2,146,762
VOLT XXII LLC Series 2015-NPL4, Class A1 (S)	3.500	02-25-55	640,424	641,707
VOLT XXV LLC Series 2015-NPL8, Class A1 (S)	3.500	06-26-45	2,553,386	2,553,456
VOLT XXXIII LLC Series 2015-NPL5, Class A1 (S)	3.500	03-25-55	723,288	724,638
VOLT XXXIX LLC Series 2015-NP13, Class A1 (S)	4.125	10-25-45	2,681,157	2,693,151
VOLT XXXV Series 2016-NPL9, Class A1 (S)	3.500	09-25-46	3,944,498	3,926,694

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       36

			Shares	Value
Common stocks 0.3%				$3,557,235
(Cost $11,591,401)
Consumer discretionary 0.0%				147,411
Textiles, apparel and luxury goods 0.0%
Quiksilver, Inc. (I)			5,944	147,411
Energy 0.0%				413,099
Energy equipment and services 0.0%
Southcross Holdings Borrower LP (I)			246	76,875
Oil, gas and consumable fuels 0.0%
Denbury Resources, Inc. (I)			36,575	122,526
Halcon Resources Corp. (I)(L)			24,598	207,607
Midstates Petroleum Company, Inc. (I)			302	6,091
Utilities 0.3%				2,996,725
Electric utilities 0.3%
Vistra Energy Corp.			180,414	2,924,511
Independent power and renewable electricity producers 0.0%
NRG Energy, Inc.			4,366	72,214
Rights 0.0%				$180,414
(Cost $738,662)
Texas Competitive Electric Holdings Company LLC (I)(N)			180,414	180,414
Warrants 0.0%				$15,078
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (I)(N)			6,682	14,901
Midstates Petroleum Company, Inc. (Expiration Date: 4-21-20; Strike Price $24.00) (I)			2,144	177
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$582
(Cost $4,430)
Midstates Petroleum Company, Inc. (I)	10.750	10-01-20	650,000	582
Texas Competitive Electric Holdings Company LLC (I)	11.500	10-01-20	10,820,544	0
		Yield (%)	Shares	Value
Securities lending collateral 0.2%				$2,218,508
(Cost $2,218,444)
John Hancock Collateral Trust (W)		0.8662(Y)	221,700	2,218,508
Short-term investments 5.4%				$64,588,536
(Cost $64,588,536)
Money market funds 5.3%				63,729,232
State Street Institutional Treasury Plus Money Market Fund, Premier Class		0.4274(Y)	63,729,232	63,729,232

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       37

	Par value^	Value
Repurchase agreement 0.1%		$859,304
Repurchase Agreement with State Street Corp. dated 1-31-17 at 0.000% to be repurchased at $859,304 on 2-1-17, collateralized by $865,500 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $871,044, including interest)	859,304	859,304
Total investments (Cost $1,230,636,141)† 102.1%		$1,225,964,381
Other assets and liabilities, net (2.1%)		($24,858,332)
Total net assets 100.0%		$1,201,106,049

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
COP	Colombian Peso
EUR	Euro
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 1-31-17.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $347,005,036 or 28.9% of the fund's net assets as of 1-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 1-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $1,233,019,363. Net unrealized depreciation aggregated to $7,054,982, of which $19,166,722 related to appreciated investment securities and $26,221,704 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       38

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Unaffiliated investments, at value (Cost $1,228,417,697) including $2,130,478 of securities loaned	$1,223,745,873
Affiliated investments, at value (Cost $2,218,444)	2,218,508
Total investments, at value (Cost $1,230,636,141)	1,225,964,381
Foreign currency, at value (Cost $157,641)	158,374
Cash held at broker for futures contracts	4,238,375
Cash segregated at custodian for derivative contracts	660,000
Receivable for investments sold	5,637,722
Receivable for fund shares sold	1,328,422
Receivable for delayed delivery securities sold	715,500
Unrealized appreciation on forward foreign currency contracts	1,253,638
Dividends and interest receivable	9,391,359
Receivable for securities lending income	1,973
Receivable for centrally cleared swaps	3,945,780
Other receivables and prepaid expenses	34,713
Total assets	1,253,330,237
Liabilities
Due to custodian	790,821
Payable for collateral held by fund	1,380,000
Payable for investments purchased	36,107,264
Payable for delayed delivery securities purchased	9,227,443
Unrealized depreciation on forward foreign currency contracts	235,109
Payable for fund shares repurchased	1,355,467
Payable upon return of securities loaned	2,218,449
Swap contracts, at value (including unamortized upfront payment of $385,388)	100,752
Payable for futures variation margin	655,570
Distributions payable	738
Payable to affiliates
Accounting and legal services fees	15,835
Transfer agent fees	6,125
Trustees' fees	2,305
Other liabilities and accrued expenses	128,310
Total liabilities	52,224,188
Net assets	$1,201,106,049
Net assets consist of
Paid-in capital	$1,281,316,496
Undistributed net investment income	614,197
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(76,047,539)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	(4,777,105)
Net assets	$1,201,106,049

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       39

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($26,802,530 ÷ 2,781,798 shares)[1]	$9.63
Class C ($3,004,776 ÷ 311,927 shares)[1]	$9.63
Class I ($29,807,291 ÷ 3,098,125 shares)	$9.62
Class R2 ($97,001 ÷ 10,070 shares)	$9.63
Class R4 ($97,001 ÷ 10,070 shares)	$9.63
Class R6 ($1,360,859 ÷ 141,270 shares)	$9.63
Class NAV ($1,139,936,591 ÷ 118,286,985 shares)	$9.64
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.88

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       40

STATEMENT OF OPERATIONS   For the six months ended 1-31-17 (unaudited)

Investment income
Interest	$27,045,273
Dividends	418,822
Securities lending	2,005
Total investment income	27,466,100
Expenses
Investment management fees	4,553,878
Distribution and service fees	52,711
Accounting and legal services fees	85,065
Transfer agent fees	33,393
Trustees' fees	11,470
State registration fees	46,709
Printing and postage	16,756
Professional fees	64,388
Custodian fees	93,692
Other	13,613
Total expenses	4,971,675
Less expense reductions	(49,717)
Net expenses	4,921,958
Net investment income	22,544,142
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	1,789,418
Futures contracts	7,206,124
Swap contracts	156,879
9,152,421
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(12,837,171)
Affiliated investments	64
Futures contracts	13,931,948
Swap contracts	(2,485,684)
(1,390,843)
Net realized and unrealized gain	7,761,578
Increase in net assets from operations	$30,305,720

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$22,544,142	$49,797,333
Net realized gain (loss)	9,152,421	(44,142,742)
Change in net unrealized appreciation (depreciation)	(1,390,843)	24,754,821
Increase in net assets resulting from operations	30,305,720	30,409,412
Distributions to shareholders
From net investment income
Class A	(365,360)	(925,616)
Class C	(30,514)	(83,373)
Class I	(441,284)	(959,712)
Class R2	(1,507)	(3,570)
Class R4	(1,556)	(3,666)
Class R6	(22,499)	(22,841)
Class NAV	(20,901,506)	(53,318,774)
Total distributions	(21,764,226)	(55,317,552)
From fund share transactions	(187,467,362)	(51,844,927)
Total decrease	(178,925,868)	(76,753,067)
Net assets
Beginning of period	1,380,031,917	1,456,784,984
End of period	$1,201,106,049	$1,380,031,917
Undistributed (accumulated distributions in excess of) net investment income	$614,197	($165,719)

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.57		$9.73	$10.25	$10.32	$10.30	$10.41
Net investment income[2]	0.14		0.29	0.31	0.30	0.36	0.38
Net realized and unrealized gain (loss) on investments	0.06		(0.11)	(0.52)	0.08	(0.01)	(0.05)
Total from investment operations	0.20		0.18	(0.21)	0.38	0.35	0.33
Less distributions
From net investment income	(0.14)		(0.34)	(0.31)	(0.32)	(0.33)	(0.39)
From net realized gain	—		—	—	(0.13)	—	(0.05)
Total distributions	(0.14)		(0.34)	(0.31)	(0.45)	(0.33)	(0.44)
Net asset value, end of period	$9.63		$9.57	$9.73	$10.25	$10.32	$10.30
Total return (%)[3,4]	2.11	[5]	1.93	(2.03)	3.76	3.41	3.27
Ratios and supplemental data
Net assets, end of period (in millions)	$27		$27	$27	$18	$2	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	[7]	1.17	1.21	1.47	4.65	1.25
Expenses including reductions	1.15	[7]	1.17	1.20	1.21	1.21	1.25
Net investment income	2.96	[7]	3.10	3.10	2.93	3.58	3.81
Portfolio turnover (%)	34		52	61	65	77	60

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       43

Class C Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.57		$9.73	$10.25	$10.29
Net investment income (loss)[3]	0.11		0.23	0.23	—	[4]
Net realized and unrealized gain (loss) on investments	0.06		(0.12)	(0.52)	(0.02)
Total from investment operations	0.17		0.11	(0.29)	(0.02)
Less distributions
From net investment income	(0.11)		(0.27)	(0.23)	(0.02)
Net asset value, end of period	$9.63		$9.57	$9.73	$10.25
Total return (%)[5,6]	1.76	[7]	1.23	(2.82)	(0.18	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	[8]	1.88	2.27	7.95	[8]
Expenses including reductions	1.87	[8]	1.87	2.00	2.00	[8]
Net investment income (loss)	2.35	[8]	2.47	2.36	(0.52	) [8]
Portfolio turnover (%)	34		52	61	65	[9]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class C shares is 6-27-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       44

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.56		$9.72	$10.24	$10.32	$10.30	$10.41
Net investment income[2]	0.16		0.33	0.34	0.32	0.38	0.42
Net realized and unrealized gain (loss) on investments	0.06		(0.12)	(0.51)	0.08	— [3]	(0.06)
Total from investment operations	0.22		0.21	(0.17)	0.40	0.38	0.36
Less distributions
From net investment income	(0.16)		(0.37)	(0.35)	(0.35)	(0.36)	(0.42)
From net realized gain	—		—	—	(0.13)	—	(0.05)
Total distributions	(0.16)		(0.37)	(0.35)	(0.48)	(0.36)	(0.47)
Net asset value, end of period	$9.62		$9.56	$9.72	$10.24	$10.32	$10.30
Total return (%)[4]	2.28	[5]	2.25	(1.71)	3.98	3.73	3.64
Ratios and supplemental data
Net assets, end of period (in millions)	$30		$23	$26	$17	$1	— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	[7]	0.86	0.88	1.46	4.14	0.88
Expenses including reductions	0.85	[7]	0.85	0.87	0.90	0.90	0.88
Net investment income	3.35	[7]	3.49	3.46	3.23	3.76	4.16
Portfolio turnover (%)	34		52	61	65	77	60

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       45

Class R2 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.57		$9.73	$9.93
Net investment income[3]	0.15		0.32	0.11
Net realized and unrealized gain (loss) on investments	0.06		(0.13)	(0.20)
Total from investment operations	0.21		0.19	(0.09)
Less distributions
From net investment income	(0.15)		(0.35)	(0.11)
Net asset value, end of period	$9.63		$9.57	$9.73
Total return (%)[4]	2.20	[5]	2.12	(0.87	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	[7]	1.02	1.01	[7]
Expenses including reductions	1.01	[7]	1.01	1.00	[7]
Net investment income	3.17	[7]	3.34	3.09	[7]
Portfolio turnover (%)	34		52	61	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       46

Class R4 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.57		$9.73	$9.93
Net investment income[3]	0.16		0.33	0.11
Net realized and unrealized gain (loss) on investments	0.05		(0.13)	(0.19)
Total from investment operations	0.21		0.20	(0.08)
Less distributions
From net investment income	(0.15)		(0.36)	(0.12)
Net asset value, end of period	$9.63		$9.57	$9.73
Total return (%)[4]	2.25	[5]	2.22	(0.84	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	[7]	1.02	1.01	[7]
Expenses including reductions	0.91	[7]	0.91	0.90	[7]
Net investment income	3.27	[7]	3.44	3.19	[7]
Portfolio turnover (%)	34		52	61	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       47

Class R6 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.57		$9.73	$9.93
Net investment income[3]	0.17		0.34	0.11
Net realized and unrealized gain (loss) on investments	0.05		(0.12)	(0.19)
Total from investment operations	0.22		0.22	(0.08)
Less distributions
From net investment income	(0.16)		(0.38)	(0.12)
Net asset value, end of period	$9.63		$9.57	$9.73
Total return (%)[4]	2.34	[5]	2.40	(0.78	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	[7]	0.77	0.74	[7]
Expenses including reductions	0.74	[7]	0.74	0.73	[7]
Net investment income	3.48	[7]	3.61	3.31	[7]
Portfolio turnover (%)	34		52	61	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       48

Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.57		$9.74	$10.25	$10.32	$10.30	$10.41
Net investment income[2]	0.17		0.34	0.36	0.37	0.40	0.43
Net realized and unrealized gain (loss) on investments	0.06		(0.13)	(0.51)	0.06	— [3]	(0.05)
Total from investment operations	0.23		0.21	(0.15)	0.43	0.40	0.38
Less distributions
From net investment income	(0.16)		(0.38)	(0.36)	(0.37)	(0.38)	(0.44)
From net realized gain	—		—	—	(0.13)	—	(0.05)
Total distributions	(0.16)		(0.38)	(0.36)	(0.50)	(0.38)	(0.49)
Net asset value, end of period	$9.64		$9.57	$9.74	$10.25	$10.32	$10.30
Total return (%)[4]	2.45	[5]	2.27	(1.46)	4.26	3.88	3.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1,140		$1,326	$1,402	$1,469	$1,155	$1,070
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	[6]	0.75	0.74	0.75	0.75	0.75
Expenses including reductions	0.74	[6]	0.74	0.73	0.75	0.74	0.75
Net investment income	3.47	[6]	3.61	3.63	3.59	3.79	4.29
Portfolio turnover (%)	34		52	61	65	77	60

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       49

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to maximize total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       50

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$501,565,177	—	$501,565,177	—
U.S. Government and Agency obligations	17,025,093	—	17,025,093	—
Foreign government obligations	91,280,761	—	91,280,761	—
Term loans	274,106,640	—	273,351,678	$754,962
Collateralized mortgage obligations	166,835,884	—	166,835,884	—
Asset backed securities	104,590,473	—	104,590,473	—
Common stocks	3,557,235	$3,332,949	76,875	147,411
Rights	180,414	—	—	180,414
Warrants	15,078	14,901	177	—
Escrow certificates	582	—	—	582
Securities lending collateral	2,218,508	2,218,508	—	—
Short-term investments	64,588,536	63,729,232	859,304	—
Total investments in securities	$1,225,964,381	$69,295,590	$1,155,585,422	$1,083,369
Other financial instruments:
Futures	$1,244,602	$1,244,602	—	—
Forward foreign currency contracts	1,018,529	—	$1,018,529	—
Credit default swaps	(7,894,613)	—	(7,894,613)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

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When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a "To Be Announced" (TBA) or "forward commitment" transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Fund's investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund's NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer's failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increases in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the

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value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of January 31, 2017, the fund loaned common stocks valued at $2,130,478 and received $2,218,449 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $2,420.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryfoward of $36,381,577 and a long-term capital loss carryforward of $61,095,148 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities and paydowns.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

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Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2017, the fund used futures contracts to manage duration of the fund and manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $10.3 million to $365.0 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Mar 2017	$36,877,362	$36,855,469	($21,893)
5-Year U.S. Treasury Note Futures	751	Short	Mar 2017	(88,632,763)	(88,518,257)	114,506
10-Year U.S. Treasury Note Futures	631	Short	Mar 2017	(78,755,755)	(78,539,781)	215,974
Ultra U.S. Treasury Bond Futures	492	Short	Mar 2017	(79,994,265)	(79,058,250)	936,015
						$1,244,602

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $39.9 million to $124.2 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

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Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR	8,514,746	USD	9,156,337	Citibank N.A.	2/10/2017	$37,807	—	$37,807
MXN	485,942,504	USD	22,037,356	JPMorgan Chase Bank N.A.	2/17/2017	1,215,831	—	1,215,831
USD	268,779	COP	791,017,300	Citibank N.A.	2/24/2017	—	($592)	(592)
USD	8,997,779	EUR	8,514,746	Citibank N.A.	2/10/2017	—	(196,364)	(196,364)
USD	9,359,474	EUR	8,692,700	Citibank N.A.	3/10/2017	—	(38,153)	(38,153)
						$1,253,638	($235,109)	$1,018,529

Currency abbreviations
COP	Colombian Peso	MXN	Mexican Dollar
EUR	Euro	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the six months ended January 31, 2017, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values ranging up to $10,800 as measured at each quarter end. There were no purchased option contracts held at January 31, 2017.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

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Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the six months ended January 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $113 million, as measured at each quarter end. There following table summarizes the credit default swap contracts the fund held as of January 31, 2017 where the fund acted as a Buyer of protection:

Reference obligation	USD notional amount	Pay fixed rate	Maturity date	Unamortized upfront payment	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swap
CDX.NA.HY.27	$113,000,000	5.000%	Dec 2021	($5,140,855)	($2,653,006)	($7,793,861)
	$113,000,000			($5,140,855)	($2,653,006)	($7,793,861)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the six months ended January 31, 2017 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $12.9 million to $13.2 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of January 31, 2017 where the fund acted as a Seller of protection:

Counterparty	Reference obligation	Credit spreads	USD notional amount	Receive fixed rate	Maturity date	Unamortized upfront payment	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	CMBX AAA CDS S7	59.78%	$5,850,000	0.50%	Jan 2047	($243,090)	$208,651	($34,439)
Citibank N.A.	CMBX AA CDS1 S7 DEAL/SHORT	166.33%	7,000,000	1.50%	Jan 2047	(142,298)	75,985	(66,313)
			$12,850,000			($385,388)	$284,636	($100,752)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$1,266,495	($21,893)

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Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	1,253,638	(235,109)
Credit	Swap contracts, at value	Credit default swaps^	—	(7,894,613)
			$2,520,133	($8,151,615)

† Reflects cumulative appreciation/depreciation on futures. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative market value of swap contracts. Year end variation margin for centrally cleared swaps and swap contracts, at value are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Investments and foreign currency transactions[2]	Swap contracts	Total
Interest rate	$7,206,124	—	—	—	$7,206,124
Foreign currency	—	($303,890)	($2,055,076)	—	(2,358,966)
Credit	—	—	—	$156,879	156,879
Total	$7,206,124	($303,890)	($2,055,076)	$156,879	$5,004,037

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

	Statement of operations location - Change in unrealized appreciation (depreciation) of:
Risk	Futures contracts	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Unaffiliated investments and translation of assets and liabilities in foreign currencies[2]	Swap contracts	Total
Interest rate	$13,931,948	—	—	—	$13,931,948
Foreign currency	—	$1,028,278	$2,044,310	—	3,072,588
Credit	—	—	—	($2,485,684)	(2,485,684)
Total	$13,931,948	$1,028,278	$2,044,310	($2,485,684)	$14,518,852

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund's aggregate average daily net assets, b) 0.700% of the next $500 million of the fund's aggregate average daily net assets and c) 0.675% of the fund's aggregate average daily net assets in excess of $750 million. Aggregate average daily net assets generally include the average daily net assets of the fund and any other funds identified in the advisory agreement. Prior to December 7, 2016, there was no aggregation of average daily net assets. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A and Class I shares, as applicable, exceed 1.21%, or 0.90%, respectively, of average net assets (on an annualized basis) of the class. For purposes of this agreement, "expenses of Class A and Class I shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) underlying fund expenses (acquired fund fees); and (f) short dividend expense. This agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to the class. This agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the six months ended January 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$958	Class R4	$4
Class C	104	Class R6	162
Class I	1,035	Class NAV	47,401
Class R2	4	Total	$49,668

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       59

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $49 for Class R4 shares for the six months ended January 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $54,151 for the six months ended January 31, 2017. Of this amount, $11,536 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,612 was paid as sales commissions to broker-dealers and $3 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, CDSCs received by the Distributor amounted to $33,530 and $841 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       60

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$38,809	$16,112
Class C	13,658	1,701
Class I	—	15,453
Class R2	122	8
Class R4	122	8
Class R6	—	111
Total	$52,711	$33,393

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,136,536	$39,757,420	5,233,600	$49,292,494
Distributions reinvested	37,831	363,908	97,820	921,793
Repurchased	(4,201,781)	(40,413,195)	(5,266,662)	(49,664,795)
Net increase (decrease)	(27,414)	($291,867)	64,758	$549,492
Class C shares
Sold	102,601	$985,289	207,911	$1,971,367
Distributions reinvested	3,165	30,444	8,825	83,071
Repurchased	(79,721)	(767,066)	(163,364)	(1,543,101)
Net increase	26,045	$248,667	53,372	$511,337
Class I shares
Sold	1,239,864	$11,906,349	1,828,014	$17,209,478
Distributions reinvested	45,915	440,991	101,908	959,254
Repurchased	(586,624)	(5,627,309)	(2,179,540)	(20,511,925)
Net increase (decrease)	699,155	$6,720,031	(249,618)	($2,343,193)
Class R6 shares
Sold	13,799	$132,498	127,197	$1,178,844
Distributions reinvested	2,339	22,499	2,155	20,323
Repurchased	(4,163)	(39,916)	(10,127)	(94,086)
Net increase	11,975	$115,081	119,225	$1,105,081
Class NAV shares
Sold	1,176,107	$11,283,929	5,499,637	$51,741,357
Distributions reinvested	2,172,143	20,901,506	5,654,708	53,318,774
Repurchased	(23,585,529)	(226,444,709)	(16,600,834)	(156,727,775)
Net decrease	(20,237,279)	($194,259,274)	(5,446,489)	($51,667,644)
Total net decrease	(19,527,518)	($187,467,362)	(5,458,752)	($51,844,927)

There were no share transactions for the six months ended January 31, 2017 and the year ended July 31, 2016 for Class R2 and Class R4.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       61

Affiliates of the fund owned 100% of shares of the fund's Class R2, Class R4 and Class NAV, respectively, on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem form the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $416,638,591 and $533,576,649, respectively, for the six months ended January 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017, funds within the John Hancock group of funds complex held 94.9% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Balanced Portfolio	35.9%
John Hancock Lifestyle Growth Portfolio	15.9%
John Hancock Lifestyle Moderate Portfolio	13.0%
John Hancock Lifestyle Conservative Portfolio	11.8%
John Hancock Alternative Asset Allocation Portfolio	7.1%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       62

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       63

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348589	350SA 1/17 3/17

John Hancock

Absolute Return Currency Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. The S&P 500 Index, NASDAQ, and Dow Jones Industrial Average each set new all-time highs in the final weeks of the year, and stocks continued to rally in January.

In the fixed-income space, yields on 10-year U.S. Treasuries jumped dramatically higher postelection, finishing the year at 2.45%, more than 100 basis points higher than their July 2016 lows. The U.S. Federal Reserve raised short-term interest rates in December and hinted at multiple rate increases in 2017, which will put further upward pressure on yields.

Overseas, the challenges are more significant. Of note, several European countries will hold elections this year that may ultimately determine the fate of the European Union. Coupled with the near certainty of rising interest rates here in the United States, advisors and investors are rightly concerned that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of alternative noncorrelated strategies, risk management, and professional financial guidance.

One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
34	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Currency markets experienced volatility

Geopolitical events, shifting growth expectations, and relative movements in the equity and bond markets were among the key drivers of performance during the period.

The fund outperformed its benchmark

The fund generated a positive return and outpaced the Citigroup 1-Month U.S. Treasury Bill Index.

Diversified sources of positive returns

The fund's robust results reflected contributions from several positions and many aspects of its multifaceted strategy.

CURRENCY ALLOCATION AS OF 1/31/17 (%)

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved. Currency transactions are affected by fluctuations in exchange rates. The fund's losses could exceed the amount invested in its currency instruments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Dori S. Levanoni, First Quadrant LP

Dori S. Levanoni
Portfolio Manager
First Quadrant LP

How would you describe the investment backdrop of the six months ended January 31, 2017?

The period brought a sharp rise in bond yields and a meaningful increase in investors' appetite for risk, leading to volatility in the currency markets. After a quiet August, the market environment began to change in September as investors' attention turned to the possibility of a shift in U.S. Federal Reserve (Fed) policy. Improving U.S. growth and signs of an uptick in inflation led to an emerging consensus that the Fed would need to tighten monetary policy, fueling an increase in U.S. Treasury yields. The evolving interest-rate outlook—together with slow growth overseas and expectations for continued accommodation by foreign central banks—sparked a rally in the U.S. dollar from early September through late October. (Rising rates tend to help a nation's currency, while falling rates are a headwind.)

The investment landscape shifted considerably once again following the November election, as investors reacted to the Republican sweep of both the executive and legislative branches. The prospect of more growth-oriented policies in the United States sparked a renewal of risk appetites, broad-based gains in global equities, and a sharp spike in U.S. bond yields. The U.S. 10-year note rose as high as 2.60% in mid-December, a full percentage point above its level on September 30.

Together, these factors contributed to a substantial upward move in the U.S. dollar relative to other major global currencies in November and December. The rally subsequently lost steam in January as signs of strengthening global growth indicated that overseas central banks would need to adopt tighter monetary policies, as well. Nevertheless, the U.S. dollar finished with the largest gains among the major developed-market currencies on the strength of its earlier rise.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

"The period brought a sharp rise in bond yields and a meaningful increase in investors' appetite for risk, leading to volatility in the currency markets."

The Australian and New Zealand dollars also rallied as the combination of recovering commodity prices, improving growth, and rising inflation was seen as a possible impetus for the countries' respective central banks to take a more hawkish approach to interest-rate policy. European currencies generally declined due to the persistent concerns about structural economic issues and slow growth. The British pound also lost ground amid the ongoing fallout from the U.K.'s July vote to exit the European Union. In Asia, the Japanese yen weakened considerably due in part to the Bank of Japan's commitment to depress 10-year bond yields. The Singapore dollar also slid, reflecting the country's lackluster economic outlook.

How did the fund perform?

The fund performed very well for the period, returning 4.61% (excluding sales charges) and outpacing the 0.14% return of its benchmark, the Citigroup 1-Month U.S. Treasury Bill Index.

No single position stood out as being the key driver of fund performance; instead, several positions combined to aid returns. The fund benefited from its long position in the U.S. dollar during the final two months of 2016, as well as its positioning with respect to the New Zealand dollar. Short positions in the Japanese yen and Swedish krona further boosted returns. On the negative side, the fund lost some ground through a long position in the Canadian dollar and a short position in the Norwegian krone.

We believe the fund's robust showing reflects our multifaceted strategy. In managing the portfolio, we employ models that incorporate macroeconomic data, relative valuations, inflation, investment flows, and investors' behavioral biases, among other factors, to provide diversified, balanced exposure to the global currency markets. Some of these, such as our macroeconomic models, incorporate long-term developments. Others, including investment flows and behavior biases, seek to capture shorter-term shifts in the markets. We believe this combination leads to a portfolio construction process that is grounded in fundamentals, yet responsive to the type of short-lived risk

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

"We believe our active, diversified strategy can continue to add value if policy-related uncertainty indeed fuels additional market volatility in the months ahead."
shocks and near-term mispricings we witnessed throughout 2016. This approach proved effective during the period, and we believe it has put the fund in a better position to perform well in both risk-on and risk-off markets.

How was the fund positioned at the end of the period?

At the end of January, the fund held long positions in the Canadian dollar and the euro against a broader set of short positions in the Scandinavian currencies, the Singapore dollar, British pound, Australian dollar, and Japanese yen. The portfolio also had small long positions in the New Zealand and U.S. dollars.

The fund's long position in the euro represents a contrarian call, as the currency remained out of favor due to elevated political risk. However, we would note that both growth and inflation continue to pick up steam across the region—a possible indication that the European Central Bank could take a less accommodative approach to monetary policy. In addition, our models showed the currency to be undervalued as of the close of the period. Conversely, the U.S. dollar appeared somewhat overvalued following its strong recent performance, prompting us to reduce the extent of the fund's overweight in the currency.

Do you have any closing thoughts for investors?

As January drew to a close, the currency markets faced an unusually high level of uncertainty as to whether a number of longstanding trends would endure. Among these were global trade liberalization and its associated deflationary pressures in the developed world, looser monetary policy and tighter bank regulatory standards across the globe, the use of fiscal prudence as a response to economic shocks, and independent central banks tasked with clear inflation objectives.

A shift in any of these areas could potentially create new investment opportunities by altering the expected return on riskier asset categories and increasing the likelihood of recurring market shocks

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

(both positive and negative). Furthermore, when policy proposals and/or changes happen often, valuations within the different asset classes can shift abruptly.

Rapid changes in policy can also induce major fluctuations in economic growth rates and inflation levels, which in turn beget adjustments in asset prices, correlations, and risk. This type of environment may lead to interesting relative investment opportunities across all asset classes, but especially in currencies given that changes in global policy forces tend to have a disproportionate impact on the currency markets. We believe our active, diversified strategy can continue to add value if policy-related uncertainty indeed fuels additional market volatility in the months ahead.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	6.24	2.68	0.58	1.49	14.16	3.87
Class C2	7.82	2.58	0.37	3.23	13.60	2.42
Class I3	9.88	3.67	1.45	4.71	19.74	9.80
Class R2[2,3]	9.72	3.45	1.20	4.69	18.47	8.04
Class R4[2,3]	9.82	3.59	1.34	4.79	19.28	9.02
Class R6[2,3]	10.02	3.80	1.57	4.88	20.51	10.70
Class NAV[3]	9.99	3.84	1.62	4.87	20.71	11.05
Index†	0.24	0.08	0.08	0.14	0.38	0.49

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.38	2.08	1.06	1.47	1.32	0.97	0.95
Net (%)	1.38	2.08	1.06	1.47	1.22	0.95	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Citigroup 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	10,242	10,242	10,049
Class I3	8-2-10	10,980	10,980	10,049
Class R2[2,3]	8-2-10	10,804	10,804	10,049
Class R4[2,3]	8-2-10	10,902	10,902	10,049
Class R6[2,3]	8-2-10	11,070	11,070	10,049
Class NAV[3]	8-2-10	11,105	11,105	10,049

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R2, Class R4, and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,046.10	$6.96	1.35%
	Hypothetical example for comparison purposes	1,000.00	1,018.40	6.87	1.35%
Class C	Actual expenses/actual returns	1,000.00	1,042.30	10.55	2.05%
	Hypothetical example for comparison purposes	1,000.00	1,014.90	10.41	2.05%
Class I	Actual expenses/actual returns	1,000.00	1,047.10	5.37	1.04%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	5.30	1.04%
Class R2	Actual expenses/actual returns	1,000.00	1,046.90	6.29	1.22%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.21	1.22%
Class R4	Actual expenses/actual returns	1,000.00	1,047.90	5.63	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.55	1.09%
Class R6	Actual expenses/actual returns	1,000.00	1,048.80	4.80	0.93%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.74	0.93%
Class NAV	Actual expenses/actual returns	1,000.00	1,048.70	4.75	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.69	0.92%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 99.6%				$1,144,618,943
(Cost $1,144,435,898)
U.S. Government 91.8%				1,054,415,232
U.S. Treasury Bill	0.338	02-16-17	260,000,000	259,951,120
U.S. Treasury Bill	0.418	03-23-17	230,000,000	229,910,767
U.S. Treasury Bill	0.470	02-23-17	105,000,000	105,023,047
U.S. Treasury Bill	0.475	03-09-17	90,000,000	90,006,297
U.S. Treasury Bill	0.483	05-25-17	105,000,000	104,841,188
U.S. Treasury Bill	0.490	06-01-17	105,000,000	104,828,290
U.S. Treasury Bill (D)	0.500	04-20-17	145,000,000	144,861,458
U.S. Treasury Bill	0.511	04-06-17	15,000,000	14,993,065
		Yield (%)	Shares	Value
Money market funds 7.8%				90,203,711
State Street Institutional Treasury Plus Money Market Fund, Premier Class		0.4274(Y)	90,203,711	90,203,711
Total investments (Cost $1,144,435,898)† 99.6%				$1,144,618,943
Other assets and liabilities, net 0.4%				$4,061,823
Total net assets 100.0%				$1,148,680,766

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(Y)	The rate shown is the annualized seven-day yield as of 1-31-17.
*	Yield represents the annualized yield at the date of purchase.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $1,144,435,898. Net unrealized appreciation aggregated to $183,045, of which $187,843 related to appreciated investment securities and $4,798 related to depreciated investment securities.

The following table summarizes the forward foreign currency contracts held at January 31, 2017:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	518,770,439	USD	382,959,556	J. Aron & Company	3/15/2017	$10,091,308	—	$10,091,308
AUD	144,215,045	USD	107,531,846	Morgan Stanley Capital Services, Inc.	3/15/2017	1,733,917	—	1,733,917
AUD	869,742,600	USD	641,364,046	State Street Bank and Trust Company	3/15/2017	17,603,880	—	17,603,880
CAD	220,058,425	USD	165,703,692	Barclays Bank PLC Wholesale	3/15/2017	3,480,840	—	3,480,840
CAD	435,477,649	USD	328,264,928	Deutsche Bank AG London	3/15/2017	6,537,444	—	6,537,444
CAD	355,541,982	USD	267,759,094	J. Aron & Company	3/15/2017	5,587,425	—	5,587,425
CAD	266,721,837	USD	201,322,057	Morgan Stanley Capital Services, Inc.	3/15/2017	3,738,075	—	3,738,075
CAD	277,596,542	USD	210,013,672	State Street Bank and Trust Company	3/15/2017	3,407,111	—	3,407,111

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       12

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR	153,943,938	USD	162,211,407	Barclays Bank PLC Wholesale	3/15/2017	$4,263,112	—	$4,263,112
EUR	395,983,144	USD	422,027,638	Deutsche Bank AG London	3/15/2017	6,187,365	—	6,187,365
EUR	83,946,368	USD	89,378,724	J. Aron & Company	3/15/2017	1,400,631	—	1,400,631
EUR	511,096,737	USD	544,493,220	Morgan Stanley Capital Services, Inc.	3/15/2017	8,205,279	—	8,205,279
EUR	169,572,418	USD	179,837,600	State Street Bank and Trust Company	3/15/2017	3,537,512	—	3,537,512
GBP	158,782,663	USD	195,955,676	Barclays Bank PLC Wholesale	3/15/2017	3,968,958	—	3,968,958
GBP	60,116,079	USD	73,171,244	Deutsche Bank AG London	3/15/2017	2,521,433	—	2,521,433
GBP	141,678,468	USD	175,459,797	J. Aron & Company	3/15/2017	2,928,795	—	2,928,795
GBP	146,778,461	USD	180,260,056	Morgan Stanley Capital Services, Inc.	3/15/2017	4,549,981	—	4,549,981
GBP	481,079,942	USD	598,435,690	State Street Bank and Trust Company	3/15/2017	7,296,253	—	7,296,253
JPY	6,972,630,164	USD	59,732,955	Barclays Bank PLC Wholesale	3/15/2017	2,108,977	—	2,108,977
JPY	8,594,797,504	USD	75,615,163	Deutsche Bank AG London	3/15/2017	614,160	—	614,160
JPY	82,312,591,962	USD	727,878,126	J. Aron & Company	3/15/2017	2,172,025	—	2,172,025
JPY	19,290,336,906	USD	167,581,641	Morgan Stanley Capital Services, Inc.	3/15/2017	3,508,991	—	3,508,991
JPY	4,588,934,263	USD	39,698,132	State Street Bank and Trust Company	3/15/2017	1,002,228	—	1,002,228
NOK	55,452,929	USD	6,570,486	Barclays Bank PLC Wholesale	3/15/2017	154,911	—	154,911
NOK	2,215,433,794	USD	262,629,525	Deutsche Bank AG London	3/15/2017	6,060,905	—	6,060,905
NOK	3,162,733,861	USD	375,050,911	J. Aron & Company	3/15/2017	8,529,191	—	8,529,191
NOK	146,023,430	USD	17,106,753	Morgan Stanley Capital Services, Inc.	3/15/2017	603,142	—	603,142
NOK	201,098,985	USD	24,012,684	State Street Bank and Trust Company	3/15/2017	376,839	—	376,839
NZD	187,918,750	USD	132,964,725	Barclays Bank PLC Wholesale	3/15/2017	4,738,626	—	4,738,626
NZD	45,518,337	USD	31,757,617	Deutsche Bank AG London	3/15/2017	1,597,371	—	1,597,371
NZD	548,072,148	USD	385,455,783	J. Aron & Company	3/15/2017	16,161,251	—	16,161,251
NZD	388,099,617	USD	274,399,770	Morgan Stanley Capital Services, Inc.	3/15/2017	9,992,382	—	9,992,382
NZD	321,720,640	USD	226,180,561	State Street Bank and Trust Company	3/15/2017	9,570,318	—	9,570,318
SEK	104,909,342	USD	11,797,181	Barclays Bank PLC Wholesale	3/15/2017	220,483	—	220,483
SEK	1,898,361,176	USD	210,394,132	Deutsche Bank AG London	3/15/2017	7,068,538	—	7,068,538
SEK	2,837,798,230	USD	316,190,128	J. Aron & Company	3/15/2017	8,887,730	—	8,887,730
SEK	881,166,641	USD	97,063,203	Morgan Stanley Capital Services, Inc.	3/15/2017	3,876,942	—	3,876,942
SEK	638,708,919	USD	69,872,995	State Street Bank and Trust Company	3/15/2017	3,292,929	—	3,292,929
SGD	34,415,253	USD	24,150,716	Barclays Bank PLC Wholesale	3/15/2017	277,367	—	277,367
SGD	486,154,924	USD	341,418,599	Morgan Stanley Capital Services, Inc.	3/15/2017	3,656,096	—	3,656,096

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       13

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
SGD	128,731,581	USD	90,299,301	State Street Bank and Trust Company	3/15/2017	$1,074,887	—	$1,074,887
USD	482,209,856	AUD	649,496,067	Barclays Bank PLC Wholesale	3/15/2017	—	($9,886,401)	(9,886,401)
USD	225,982,503	AUD	306,089,391	Deutsche Bank AG London	3/15/2017	—	(5,928,746)	(5,928,746)
USD	206,652,961	AUD	278,901,659	J. Aron & Company	3/15/2017	—	(4,659,270)	(4,659,270)
USD	289,312,622	AUD	389,563,882	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(5,843,789)	(5,843,789)
USD	277,933,435	AUD	373,245,486	State Street Bank and Trust Company	3/15/2017	—	(4,859,206)	(4,859,206)
USD	15,487,523	CAD	20,275,320	Barclays Bank PLC Wholesale	3/15/2017	—	(100,476)	(100,476)
USD	61,551,102	CAD	81,986,128	Deutsche Bank AG London	3/15/2017	—	(1,481,182)	(1,481,182)
USD	20,515,590	CAD	27,308,220	J. Aron & Company	3/15/2017	—	(479,418)	(479,418)
USD	45,505,621	CAD	60,987,998	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(1,382,954)	(1,382,954)
USD	276,898,104	CAD	368,696,624	State Street Bank and Trust Company	3/15/2017	—	(6,561,919)	(6,561,919)
USD	158,407,490	EUR	149,622,214	Deutsche Bank AG London	3/15/2017	—	(3,393,529)	(3,393,529)
USD	150,894,575	EUR	141,238,350	J. Aron & Company	3/15/2017	—	(1,840,161)	(1,840,161)
USD	100,729,864	EUR	94,640,740	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(1,614,353)	(1,614,353)
USD	76,920,691	EUR	72,349,785	State Street Bank and Trust Company	3/15/2017	—	(1,318,154)	(1,318,154)
USD	351,412,669	GBP	278,984,387	Barclays Bank PLC Wholesale	3/15/2017	141,000	—	141,000
USD	66,136,763	GBP	52,574,204	Deutsche Bank AG London	3/15/2017	—	(59,876)	(59,876)
USD	544,751,116	GBP	431,997,946	J. Aron & Company	3/15/2017	818,744	—	818,744
USD	96,326,021	GBP	76,271,145	Morgan Stanley Capital Services, Inc.	3/15/2017	292,359	—	292,359
USD	377,216,330	GBP	301,031,405	State Street Bank and Trust Company	3/15/2017	—	(1,814,931)	(1,814,931)
USD	33,629,120	JPY	3,887,765,796	Barclays Bank PLC Wholesale	3/15/2017	—	(852,408)	(852,408)
USD	50,152,353	JPY	5,862,792,946	Deutsche Bank AG London	3/15/2017	—	(1,846,166)	(1,846,166)
USD	282,538,408	JPY	32,402,483,714	J. Aron & Company	3/15/2017	—	(4,847,005)	(4,847,005)
USD	454,115,584	JPY	51,393,269,895	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(1,703,670)	(1,703,670)
USD	508,950,270	JPY	58,277,074,012	State Street Bank and Trust Company	3/15/2017	—	(7,923,096)	(7,923,096)
USD	115,909,282	NOK	989,629,473	Deutsche Bank AG London	3/15/2017	—	(4,114,151)	(4,114,151)
USD	92,385,025	NOK	785,236,171	J. Aron & Company	3/15/2017	—	(2,849,344)	(2,849,344)
USD	423,266,747	NOK	3,585,464,323	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(11,582,607)	(11,582,607)
USD	282,045,030	NOK	2,397,675,553	State Street Bank and Trust Company	3/15/2017	—	(8,747,896)	(8,747,896)
USD	9,721,593	NZD	13,819,249	Deutsche Bank AG London	3/15/2017	—	(404,895)	(404,895)
USD	75,218,911	NZD	105,818,398	J. Aron & Company	3/15/2017	—	(2,322,835)	(2,322,835)
USD	424,443,233	NZD	598,527,858	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(14,146,812)	(14,146,812)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       14

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	265,704,059	NZD	371,489,838	State Street Bank and Trust Company	3/15/2017	—	($6,516,761)	($6,516,761)
USD	150,535,812	SEK	1,384,462,807	Barclays Bank PLC Wholesale	3/15/2017	—	(8,058,339)	(8,058,339)
USD	241,173,526	SEK	2,190,557,738	Deutsche Bank AG London	3/15/2017	—	(9,761,092)	(9,761,092)
USD	231,041,076	SEK	2,093,015,849	J. Aron & Company	3/15/2017	—	(8,719,840)	(8,719,840)
USD	188,525,393	SEK	1,717,158,140	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(8,179,954)	(8,179,954)
USD	466,394,027	SEK	4,258,766,634	State Street Bank and Trust Company	3/15/2017	—	(21,459,802)	(21,459,802)
USD	69,482,739	SGD	99,263,665	Barclays Bank PLC Wholesale	3/15/2017	—	(975,006)	(975,006)
USD	40,827,542	SGD	58,877,061	Deutsche Bank AG London	3/15/2017	—	(963,629)	(963,629)
USD	209,971,836	SGD	299,225,614	J. Aron & Company	3/15/2017	—	(2,419,692)	(2,419,692)
USD	219,481,263	SGD	316,448,207	Morgan Stanley Capital Services, Inc.	3/15/2017	—	(5,134,925)	(5,134,925)
USD	313,530,546	SGD	449,056,609	State Street Bank and Trust Company	3/15/2017	—	(5,211,612)	(5,211,612)
						$193,837,711	($189,965,902)	$3,871,809

Currency Abbreviations
AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
JPY	Japanese Yen	USD	U.S. Dollar

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Investments, at value (Cost $1,144,435,898)	$1,144,618,943
Receivable for fund shares sold	2,587,867
Unrealized appreciation on forward foreign currency contracts	193,837,711
Interest receivable	38,135
Receivable due from advisor	16
Other receivables and prepaid expenses	48,495
Total assets	1,341,131,167
Liabilities
Unrealized depreciation on forward foreign currency contracts	189,965,902
Payable for fund shares repurchased	2,321,512
Payable to affiliates
Accounting and legal services fees	15,517
Transfer agent fees	34,144
Trustees' fees	1,759
Other liabilities and accrued expenses	111,567
Total liabilities	192,450,401
Net assets	$1,148,680,766
Net assets consist of
Paid-in capital	$1,181,379,940
Accumulated net investment loss	(7,357,705)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(29,396,323)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,054,854
Net assets	$1,148,680,766

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($20,587,908 ÷ 2,160,183 shares)[1]	$9.53
Class C ($1,119,491 ÷ 116,378 shares)[1]	$9.62
Class I ($338,972,678 ÷ 34,610,880 shares)	$9.79
Class R2 ($112,826 ÷ 11,494 shares)	$9.82
Class R4 ($113,061 ÷ 11,494 shares)	$9.84
Class R6 ($39,452,299 ÷ 3,995,241 shares)	$9.87
Class NAV ($748,322,503 ÷ 75,536,909 shares)	$9.91
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.82

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       16

STATEMENT OF OPERATIONS  For the six months ended 1-31-17 (unaudited)

Investment income
Interest	$2,013,209
Dividends	34,906
Securities lending	2,611
Total investment income	2,050,726
Expenses
Investment management fees	4,908,464
Distribution and service fees	37,277
Accounting and legal services fees	72,065
Transfer agent fees	175,591
Trustees' fees	9,192
State registration fees	44,273
Printing and postage	28,853
Professional fees	37,808
Custodian fees	65,056
Other	12,449
Total expenses	5,391,028
Less expense reductions	(45,444)
Net expenses	5,345,584
Net investment loss	(3,294,858)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	67,520,916
67,520,916
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(12,104,022)
(12,104,022)
Net realized and unrealized gain	55,416,894
Increase in net assets from operations	$52,122,036

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment loss	($3,294,858)	($7,961,974)
Net realized gain	67,520,916	107,958,202
Change in net unrealized appreciation (depreciation)	(12,104,022)	17,167,946
Increase in net assets resulting from operations	52,122,036	117,164,174
From fund share transactions	47,408,725	(383,995,103)
Total increase (decrease)	99,530,761	(266,830,929)
Net assets
Beginning of period	1,049,150,005	1,315,980,934
End of period	$1,148,680,766	$1,049,150,005
Accumulated net investment loss	($7,357,705)	($4,062,847)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       18

Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.11		$8.23	$9.63	$9.91	$9.16	$8.58
Net investment loss[2]	(0.05)		(0.10)	(0.12)	(0.13)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.47		0.98	(0.98)	0.50	1.02	0.72
Total from investment operations	0.42		0.88	(1.10)	0.37	0.88	0.58
Less distributions
From net realized gain	—		—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.53		$9.11	$8.23	$9.63	$9.91	$9.16
Total return (%)[3,4]	4.61	[5]	10.56	(11.51)	4.13	9.69	6.76
Ratios and supplemental data
Net assets, end of period (in millions)	$21		$21	$22	$48	$28	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	[6]	1.37	1.37	1.42	1.61	1.74
Expenses including reductions	1.35	[6]	1.36	1.35	1.42	1.60	1.60
Net investment loss	(0.98	) [6]	(1.13)	(1.29)	(1.36)	(1.50)	(1.53)
Portfolio turnover[7]	0		0	0	0	0	0

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investment held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       19

Class C Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.23		$8.40	$10.01
Net investment loss[3]	(0.08)		(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	0.47		0.99	(1.13)
Total from investment operations	0.39		0.83	(1.31)
Less distributions
From net realized gain	—		—	(0.30)
Net asset value, end of period	$9.62		$9.23	$8.40
Total return (%)[4,5]	4.23	[6]	9.88	(13.29	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	[8]	2.07	3.04	[8]
Expenses including reductions	2.05	[8]	2.06	2.25	[8]
Net investment loss	(1.68	) [8]	(1.81)	(2.19	) [8]
Portfolio Turnover[9]	0		0	0

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class C shares is 8-28-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       20

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.35		$8.42	$9.81	$10.05	$9.24	$8.61
Net investment loss[2]	(0.03)		(0.07)	(0.09)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.47		1.00	(1.00)	0.51	1.04	0.73
Total from investment operations	0.44		0.93	(1.09)	0.41	0.94	0.63
Less distributions
From net realized gain	—		—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.79		$9.35	$8.42	$9.81	$10.05	$9.24
Total return (%)[3]	4.71	[4]	11.05	(11.29)	4.49	10.26	7.32
Ratios and supplemental data
Net assets, end of period (in millions)	$339		$210	$371	$392	$65	$43
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	[5]	1.05	1.03	1.05	1.11	1.17
Expenses including reductions	1.04	[5]	1.04	1.02	1.05	1.11	1.17
Net investment loss	(0.67	) [5]	(0.82)	(0.96)	(1.00)	(1.01)	(1.10)
Portfolio turnover (%)[6]	0		0	0	0	0	0

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       21

Class R2 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.38		$8.46	$8.70
Net investment loss[3]	(0.04)		(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.48		1.01	(0.21)
Total from investment operations	0.44		0.92	(0.24)
Net asset value, end of period	$9.82		$9.38	$8.46
Total return (%)[4]	4.69	[5]	10.87	(2.76	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[7]	1.23	1.18	[7]
Expenses including reductions	1.22	[7]	1.22	1.16	[7]
Net investment loss	(0.85	) [7]	(0.98)	(1.08	) [7]
Portfolio turnover (%)[8]	0		0	0

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       22

Class R4 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.39		$8.47	$8.70
Net investment loss[3]	(0.04)		(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	0.49		1.00	(0.20)
Total from investment operations	0.45		0.92	(0.23)
Net asset value, end of period	$9.84		$9.39	$8.47
Total return (%)[4]	4.79	[5]	10.86	(2.64	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20	[7]	1.21	1.18	[7]
Expenses including reductions	1.09	[7]	1.10	1.06	[7]
Net investment loss	(0.72	) [7]	(0.87)	(0.98	) [7]
Portfolio turnover (%)[8]	0		0	0

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       23

Class R6 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.42		$8.48	$9.86	$10.09	$9.27	$9.29
Net investment loss[3]	(0.03)		(0.06)	(0.08)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	0.48		1.00	(1.00)	0.51	1.04	0.05
Total from investment operations	0.45		0.94	(1.08)	0.42	0.95	(0.02)
Less distributions
From net realized gain	—		—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.87		$9.42	$8.48	$9.86	$10.09	$9.27
Total return (%)[4]	4.88	[5]	11.08	(11.13)	4.58	10.34	(0.22	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$39		$38	$37	$81	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	[6]	0.96	0.94	1.04	1.52	1.40	[6]
Expenses including reductions	0.93	[6]	0.93	0.90	0.99	1.05	1.05	[6]
Net investment loss	(0.56	) [6]	(0.71)	(0.84)	(0.94)	(0.95)	(0.97	) [6]
Portfolio turnover (%)[7]	0		0	0	0	0	0

1	Six months ended 1-31-17. Unaudited.
2	Inception date for Class R6 shares is 11-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       24

Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.45		$8.50	$9.89	$10.11	$9.28	$8.63
Net investment loss[2]	(0.03)		(0.06)	(0.08)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.49		1.01	(1.01)	0.51	1.04	0.73
Total from investment operations	0.46		0.95	(1.09)	0.43	0.96	0.65
Less distributions
From net realized gain	—		—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.91		$9.45	$8.50	$9.89	$10.11	$9.28
Total return (%)[3]	4.87	[4]	11.05	(11.10)	4.66	10.43	7.53
Ratios and supplemental data
Net assets, end of period (in millions)	$748		$779	$886	$1,363	$1,098	$901
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[5]	0.94	0.91	0.91	0.92	0.94
Expenses including reductions	0.92	[5]	0.93	0.90	0.91	0.92	0.93
Net investment loss	(0.56	) [5]	(0.71)	(0.84)	(0.85)	(0.82)	(0.86)
Portfolio turnover (%)[6]	0		0	0	0	0	0

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       25

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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As of January 31, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for money market funds, which is categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       27

agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $2,175.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryforward of $4,190,312 and a long-term capital loss carryforward of $64,780,722 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The

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fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2017, the fund used forward foreign currency contracts to manage and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $16.6 billion to $18.6 billion, as measured at each quarter end. The contracts held by the fund at January 31, 2017, are presented in the Fund's investments.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$193,837,711	($189,965,902)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC Wholesale	($518,356)	—	$9,914	($508,442)
Deutsche Bank AG	2,633,950	—	1,666,397	4,300,347
J. Aron & Company	28,439,535	$21,160,000	—	7,279,535

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Morgan Stanley Capital Services, Inc.	($9,431,900)	—	$8,111,511	($1,320,389)
State Street Bank and Trust Company	(17,251,420)	—	9,486,324	(7,765,096)
Totals	$3,871,809	$21,160,000	$19,274,146	$1,985,955

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Statement of operations location - Net realized gain (loss) on:
Risk	Investments and foreign currency transactions[1]
Forward foreign currency contracts	$67,548,189

1Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies[2]
Forward foreign currency contracts	($12,110,824)

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; and c) 0.85% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis, attributable to the class. The class expense

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waiver expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the six months ended January 31, 2017:

Class	Expense reductions	Class	Expense reductions
Class A	$802	Class R4	$4
Class C	41	Class R6	4,770
Class I	10,651	Class NAV	29,116
Class R2	4	Total	$45,388

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 0.88% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $56 for Class R4 shares for the six months ended January 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $4,765 for the six months ended January 31, 2017. Of this amount, $885 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,880 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

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Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and Service Fees	Transfer Agent Fees
Class A	$31,729	$13,179
Class C	5,249	654
Class I	—	158,469
Class R2	160	10
Class R4	139	9
Class R6	—	3,270
Total	$37,277	$175,591

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	554,708	$5,195,406	1,128,672	$9,896,458
Repurchased	(663,857)	(6,237,080)	(1,515,042)	(13,090,285)
Net decrease	(109,149)	($1,041,674)	(386,370)	($3,193,827)
Class C shares
Sold	28,003	$264,892	87,146	$785,965
Repurchased	(19,492)	(181,754)	(34,960)	(310,722)
Net increase	8,511	$83,138	52,186	$475,243
Class I shares
Sold	16,889,650	$160,856,785	6,020,596	$54,481,268
Repurchased	(4,794,160)	(45,683,879)	(27,517,945)	(237,748,884)
Net increase (decrease)	12,095,490	$115,172,906	(21,497,349)	($183,267,616)
Class R2 shares
Sold	—	—	1,278	$11,342
Repurchased	(1,065)	(10,373)	(213)	(1,971)
Net increase (decrease)	(1,065)	($10,373)	1,065	$9,371

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       32

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	446,579	$4,327,265	1,462,106	$13,114,761
Repurchased	(478,687)	(4,677,813)	(1,746,085)	(15,194,097)
Net decrease	(32,108)	($350,548)	(283,979)	($2,079,336)
Class NAV shares
Sold	1,178,248	$11,427,205	7,977,438	$73,142,823
Repurchased	(8,068,772)	(77,871,929)	(29,757,436)	(269,081,761)
Net decrease	(6,890,524)	($66,444,724)	(21,779,998)	($195,938,938)
Total net increase (decrease)	5,071,155	$47,408,725	(43,894,445)	($383,995,103)

There were no fund share transactions for Class R4 for the six months ended January 31, 2017 and year ended July 31, 2016.

Affiliates of the fund owned 100% of shares of the fund of Class R2, Class R4 and Class NAV, on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

For the six months ended January 31, 2017, all purchases and sales of investments were short-term.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017 funds within the John Hancock group of funds complex held 65.2% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Lifestyle Balanced Portfolio	18.0%
John Hancock Funds II Lifestyle Growth Portfolio	16.5%
John Hancock Funds II Lifestyle Conservative Portfolio	7.2%
John Hancock Funds II Lifestyle Moderate Portfolio	6.3%
John Hancock Funds II Alternative Asset Allocation Portfolio	5.5%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       33

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

First Quadrant, L.P.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348581	364SA 1/17 3/17

John Hancock

Fundamental All Cap Core Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. The S&P 500 Index, NASDAQ, and Dow Jones Industrial Average each set new all-time highs in the final weeks of the year, and stocks continued to rally in January.

Much of this change in market sentiment from wariness to a more considered optimism has been fueled by the prospect of the Trump administration implementing a variety of pro-growth reforms. Given that Republicans control the White House and hold majorities in both houses of Congress, it is likely that change is indeed on the horizon. But the country remains deeply divided on many issues, and attempts by the new administration to implement some of its more controversial campaign promises will give investors plenty to worry about in the months ahead.

One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
32	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stock indexes rallied to new records

U.S. stock indexes rose to historic highs, buoyed early on by continued low interest rates and encouraging economic data.

Small-cap stocks beat large caps

The stocks of small-cap companies, which tend to be U.S. focused, significantly outpaced large caps, which typically have global businesses that were hurt by sluggish economic growth overseas.

Sector allocations helped the fund's relative performance

The fund benefited from its sizable overweight in the financials sector and underexposure to more defensive sectors, including healthcare and real estate.

SECTOR COMPOSITION AS OF 1/31/17 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the six months ended January 31, 2017?

It was a surprisingly strong six months. The U.S. equity market climbed last summer, buoyed by encouraging U.S. economic data, continued low interest rates, and stabilizing oil prices. Stocks hit a bumpy patch in the fall, as investors worried about the outcome of the U.S. presidential election and the timing of the U.S. Federal Reserve's (Fed's) next interest-rate hike. However, the market rebounded after the November election of Donald Trump boosted expectations of lower corporate tax rates, reduced regulations, and increased infrastructure and defense spending aimed at spurring economic growth. In late November, OPEC announced plans to limit production, and in December, the Fed inched its key short-term interest rate higher. In addition, consumer confidence rose to a 13-year high, all of which helped push broad-based equity market indexes, most notably the Dow Jones Industrial Average, to new records in January.

Which sectors were the biggest beneficiaries of this market environment?

The winner by far was the financials sector, which represents, on average, about 14% of the fund's benchmark, the Russell 3000 Index, and returned 25% this period. Other top performers included energy, which rose amid expectations that OPEC's production cut would lead to higher oil prices; industrials and materials, sectors that stand to benefit from more infrastructure spending under the new administration; and information technology, which gained as investors rotated back toward more economically sensitive stocks. By contrast, more defensive sectors—including real estate, healthcare, utilities, consumer staples, and telecommunication services—posted declines. Small-cap stocks benefited from their U.S. focus, outpacing large caps, which tend to have more overseas exposure.

How did the fund do?

The fund was slightly ahead of its benchmark (excluding sales charges), largely because of an overweight in the strong-performing financials sector. Our focus on financially sound companies

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

"The fund was slightly ahead of its benchmark... largely because of an overweight in the strong-performing financials sector."
with competitive advantages, the ability to generate substantial cash flow over sustained periods, and discounted prices relative to our estimate of intrinsic value led us to a number of opportunities in the financials sector. We were rewarded for sticking with a sizable stake, despite disappointing results in recent years. Underweights in healthcare and real estate and lack of exposure to utilities and telecommunication services—sectors where we found few or no opportunities that met our valuation criteria—also helped, as they lagged this period.

Which investments gave the biggest boost to relative performance?

As you might expect, financials dominated the list of top contributors this period. Sizable overweights in well-diversified financials Bank of America Corp., Morgan Stanley, Citigroup, Inc., and The Goldman Sachs Group, Inc. helped, as each beat the benchmark by a wide margin. All four companies had seen their share prices beaten down in recent years by prolonged low interest rates and a much stricter regulatory environment, but we held on, believing that they remained financially sound with significant competitive advantages. The stocks rallied sharply after the election in anticipation of higher interest rates, a more relaxed regulatory environment, and lower corporate tax rates. Better-than-expected quarterly earnings reports fueled added gains.

PORTFOLIO COMPOSITION AS OF 1/31/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

Which other stocks were standouts?

In the consumer discretionary sector, Group 1 Automotive, Inc. had a strong run. Group 1 is a leading U.S. car dealer that also operates in the United Kingdom and Brazil. The company's shares had previously been hammered by weakness in energy-dependent states, such as Texas, where the company does a significant amount of business, and by concern that higher interest rates could hamper sales. However, the stock rallied over the period as the U.S. presidential election boosted prospects for employment, consumer spending, and energy prices.

In industrials, shares of United Rentals, Inc. surged on expectations that President Trump's plans to revitalize roads, bridges, and airports would help drive demand for the heavy equipment it leases to other companies. United Rentals' scale and wide footprint in North America represents a significant competitive advantage. Elsewhere, consumer technology leader Apple, Inc., one of the fund's largest positions and a large overweight, saw its stock lifted by strong iPhone revenue growth, driven by a successful reception for the new iPhone 7 and 7 Plus and the recall of competitor Samsung's Galaxy Note 7 phones.

Switching gears, where did the fund lose ground versus the index?

Security selection in the consumer discretionary and information technology sectors hurt performance the most. The biggest individual detractor was mattress company Tempur Sealy International, Inc. within consumer discretionary. The stock plunged late in the period following news that management was unable to negotiate a renewed contract with its largest customer, bedding retailer Mattress Firm, Inc. (which was not in the portfolio). Tempur Sealy is a major supplier to Mattress Firm and accounts for a significant share of the latter's sales, which gives us hope that the companies could still reach an agreement. Elsewhere, in consumer staples, an investment in

TOP 10 HOLDINGS AS OF 1/31/17 (%)

Amazon.com, Inc.	7.5
Apple, Inc.	6.3
Polaris Industries, Inc.	5.0
Facebook, Inc., Class A	4.9
Affiliated Managers Group, Inc.	4.2
Alphabet, Inc., Class A	4.1
AllianceBernstein Holding LP	3.2
Bank of America Corp.	3.0
Morgan Stanley	2.9
Tempur Sealy International, Inc.	2.8
TOTAL	43.9
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

France-based dairy products company Danone SA declined as investors rotated away from more defensive segments into more economically sensitive ones following the Trump election.

Other individual detractors were scattered across sectors. In healthcare, an overweight in biotechnology giant Amgen, Inc. hurt, as slowing sales for some of its legacy products, including rheumatoid arthritis treatment Enbrel, and a weak outlook for drug pricing pressured the stock. In addition, the fund's stake in Switzerland-based Novartis AG produced disappointing results, as investors grew impatient with the company's progress in turning around its Alcon eye care division. Within industrials, our investment in aerospace components company TransDigm Group, Inc. fell late in the period amid concern that President Trump's promise to cut the cost of defense products would squeeze the company's profit margin.

How was the fund positioned at period end?

The fund remained biased toward sectors that typically benefit the most from economic expansion, with notable overweights in the consumer discretionary and financials sectors, which together represented about half of the fund's assets at period end. The fund continued to have no allocation to utilities and telecommunication services and a sizable underweight in healthcare. Large-cap stocks, which we believe are more attractively valued than smaller-cap stocks, continued to dominate the portfolio.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		6-month	5-year	Since inception
Class A	15.37	12.89	10.73	[1]	1.42	83.33	78.28	[1]
Class C	19.58	--	6.31	[2]	5.41	--	17.24	[2]
Class I3	21.83	14.47	12.17	[1]	6.92	96.51	91.80	[1]
Class R2[3,4]	21.66	13.86	11.53	[1]	6.83	91.38	85.66	[1]
Class R4[3,4]	21.75	14.26	11.94	[1]	6.92	94.76	89.57	[1]
Class R6[3,4]	21.95	14.33	12.00	[1]	7.03	95.37	90.16	[1]
Class NAV[3,4]	21.95	14.25	11.89	[1]	6.96	94.64	89.12	[1]
Index†	21.73	13.97	11.82	[1]	6.61	92.26	88.40	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.28	1.98	0.97	1.37	1.22	0.87	0.85
Net (%)	1.28	1.98	0.97	1.37	1.12	0.85	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C5	6-27-14	11,724	11,724	12,186
Class I3	6-1-11	19,180	19,180	18,840
Class R2[3,4]	6-1-11	18,566	18,566	18,840
Class R4[3,4]	6-1-11	18,957	18,957	18,840
Class R6[3,4]	6-1-11	19,016	19,016	18,840
Class NAV[3,4]	6-1-11	18,912	18,912	18,840

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15; Class NAV shares were first offered on 6-26-14. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
5	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,067.60	$6.46	1.24%
	Hypothetical example for comparison purposes	1,000.00	1,019.00	6.31	1.24%
Class C	Actual expenses/actual returns	1,000.00	1,064.10	10.09	1.94%
	Hypothetical example for comparison purposes	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	1,069.20	4.85	0.93%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.74	0.93%
Class R2	Actual expenses/actual returns	1,000.00	1,068.30	5.68	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.55	1.09%
Class R4	Actual expenses/actual returns	1,000.00	1,069.20	5.11	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,020.30	4.99	0.98%
Class R6	Actual expenses/actual returns	1,000.00	1,070.30	4.28	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.18	0.82%
Class NAV	Actual expenses/actual returns	1,000.00	1,069.60	4.28	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,021.10	4.18	0.82%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Shares	Value
Common stocks 92.9%		$142,736,634
(Cost $122,814,942)
Consumer discretionary 25.1%		38,533,305
Household durables 7.2%
Lennar Corp., Class A	69,692	3,111,748
NVR, Inc. (I)	1,957	3,636,106
Tempur Sealy International, Inc. (I)	101,092	4,346,956
Internet and direct marketing retail 7.5%
Amazon.com, Inc. (I)	13,913	11,457,077
Leisure products 5.0%
Polaris Industries, Inc.	90,866	7,639,105
Media 1.1%
Time Warner, Inc.	18,020	1,745,237
Specialty retail 4.3%
CarMax, Inc. (I)	34,473	2,299,694
Group 1 Automotive, Inc.	53,192	4,297,382
Consumer staples 6.3%		9,675,561
Beverages 1.8%
Anheuser-Busch InBev NV, ADR	14,183	1,478,720
Diageo PLC, ADR	11,556	1,294,619
Food products 1.7%
Danone SA	40,807	2,558,138
Household products 2.8%
The Procter & Gamble Company	49,590	4,344,084
Energy 4.7%		7,319,288
Energy equipment and services 1.5%
Schlumberger, Ltd.	28,797	2,410,597
Oil, gas and consumable fuels 3.2%
Kinder Morgan, Inc.	147,569	3,296,691
Suncor Energy, Inc.	51,933	1,612,000
Financials 21.2%		32,573,758
Banks 5.9%
Bank of America Corp.	202,145	4,576,563
CIT Group, Inc.	18,017	742,120
Citigroup, Inc.	68,269	3,811,458
Capital markets 14.0%
Affiliated Managers Group, Inc. (I)	42,579	6,487,336
AllianceBernstein Holding LP	211,876	4,947,305
BlackRock, Inc.	7,629	2,853,093

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       12

	Shares	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley	105,110	$4,466,124
The Goldman Sachs Group, Inc.	11,743	2,692,905
Consumer finance 1.1%
American Express Company	21,296	1,626,588
Insurance 0.2%
American International Group, Inc.	5,762	370,266
Health care 5.1%		7,807,460
Biotechnology 2.5%
Amgen, Inc.	24,504	3,839,287
Pharmaceuticals 2.6%
Novartis AG, ADR	53,682	3,968,173
Industrials 8.2%		12,605,971
Aerospace and defense 1.9%
TransDigm Group, Inc.	13,581	2,938,928
Electrical equipment 1.9%
Regal Beloit Corp.	20,347	1,477,192
Sensata Technologies Holding NV (I)	35,894	1,505,754
Machinery 0.9%
Manitowoc Foodservice, Inc. (I)	50,167	962,203
The Manitowoc Company, Inc. (I)	50,167	342,641
Professional services 1.5%
IHS Markit, Ltd. (I)	59,248	2,337,334
Trading companies and distributors 2.0%
United Rentals, Inc. (I)	14,787	1,870,703
WESCO International, Inc. (I)	16,566	1,171,216
Information technology 18.7%		28,681,215
Internet software and services 9.0%
Alphabet, Inc., Class A (I)	7,711	6,324,485
Facebook, Inc., Class A (I)	57,931	7,549,568
Semiconductors and semiconductor equipment 1.1%
QUALCOMM, Inc.	32,272	1,724,293
Software 2.2%
Workday, Inc., Class A (I)	40,249	3,344,289
Technology hardware, storage and peripherals 6.4%
Apple, Inc.	80,252	9,738,580
Materials 2.3%		3,483,841
Paper and forest products 2.3%
Louisiana-Pacific Corp. (I)	182,114	3,483,841

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       13

			Shares	Value
Real estate 1.3%				$2,056,235
Equity real estate investment trusts 1.3%
American Tower Corp.			19,867	2,056,235
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.2%				$4,929,000
(Cost $4,929,000)
U.S. Government Agency 1.9%				2,999,000
Federal Home Loan Discount Note	0.450	02-01-17	2,999,000	2,999,000
			Par value^	Value
Repurchase agreement 1.3%				1,930,000
Barclays Tri-Party Repurchase Agreement dated 1-31-17 at 0.530% to be repurchased at $1,930,028 on 2-1-17, collateralized by $2,010,900 U.S. Treasury Inflation Indexed Bonds, 0.750% due 2-15-45 (valued at $1,968,712, including interest)			1,930,000	$1,930,000
Total investments (Cost $127,743,942)† 96.1%				$147,665,634
Other assets and liabilities, net 3.9%				$5,959,788
Total net assets 100.0%				$153,625,422

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $127,538,831. Net unrealized appreciation aggregated to $20,126,803, of which $23,194,161 related to appreciated investment securities and $3,067,358 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Investments, at value (Cost $127,743,942)	$147,665,634
Cash	51,927
Foreign currency, at value (Cost $1,634)	1,705
Receivable for investments sold	5,439,831
Receivable for fund shares sold	459,271
Dividends and interest receivable	92,210
Other receivables and prepaid expenses	30,709
Total assets	153,741,287
Liabilities
Payable for fund shares repurchased	64,810
Payable to affiliates
Accounting and legal services fees	2,126
Transfer agent fees	4,342
Trustees' fees	325
Other liabilities and accrued expenses	44,262
Total liabilities	115,865
Net assets	$153,625,422
Net assets consist of
Paid-in capital	$134,241,336
Accumulated distributions in excess of net investment income	(124,682)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(412,606)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,921,374
Net assets	$153,625,422

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($32,144,174 ÷ 2,014,105 shares)[1]	$15.96
Class C ($3,224,168 ÷ 204,632 shares)[1]	$15.76
Class I ($6,826,473 ÷ 424,132 shares)	$16.10
Class R2 ($108,149 ÷ 6,731 shares)	$16.07
Class R4 ($106,345 ÷ 6,614 shares)	$16.08
Class R6 ($3,427,318 ÷ 212,934 shares)	$16.10
Class NAV ($107,788,795 ÷ 6,696,213 shares)	$16.10
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.80

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       15

STATEMENT OF OPERATIONS  For the six months ended 1-31-17 (unaudited)

Investment income
Dividends	$1,172,783
Interest	4,519
Less foreign taxes withheld	(6,109)
Total investment income	1,171,193
Expenses
Investment management fees	521,140
Distribution and service fees	59,211
Accounting and legal services fees	10,056
Transfer agent fees	24,509
Trustees' fees	1,297
State registration fees	46,105
Printing and postage	15,834
Professional fees	26,770
Custodian fees	10,402
Other	6,192
Total expenses	721,516
Less expense reductions	(6,186)
Net expenses	715,330
Net investment income	455,863
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	4,100,031
4,100,031
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	5,413,215
5,413,215
Net realized and unrealized gain	9,513,246
Increase in net assets from operations	$9,969,109

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$455,863	$455,812
Net realized gain (loss)	4,100,031	(1,698,424)
Change in net unrealized appreciation (depreciation)	5,413,215	(1,578,618)
Increase (decrease) in net assets resulting from operations	9,969,109	(2,821,230)
Distributions to shareholders
From net investment income
Class A	(44,099)	—
Class I	(34,466)	(10,025)
Class R2	(333)	—
Class R4	(424)	(40)
Class R6	(17,425)	(493)
Class NAV	(549,199)	(160,507)
From net realized gain
Class A	—	(1,493,512)
Class C	—	(166,569)
Class I	—	(656,047)
Class R2	—	(6,073)
Class R4	—	(5,211)
Class R6	—	(21,668)
Class NAV	—	(5,734,995)
Total distributions	(645,946)	(8,255,140)
From fund share transactions	(15,020,521)	12,413,789
Total increase (decrease)	(5,697,358)	1,337,419
Net assets
Beginning of period	159,322,780	157,985,361
End of period	$153,625,422	$159,322,780
Undistributed (accumulated distributions in excess of) net investment income	($124,682)	$65,401

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       17

Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$14.97		$16.16	$14.33	$12.88	$9.96	$9.73
Net investment income (loss)[2]	0.02		— [3]	(0.04)	— [3]	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.99		(0.40)	2.27	2.12	3.16	0.28
Total from investment operations	1.01		(0.40)	2.23	2.12	3.22	0.30
Less distributions
From net investment income	(0.02)		—	—	(0.01)	(0.06)	(0.02)
From net realized gain	—		(0.79)	(0.40)	(0.66)	(0.24)	(0.05)
Total distributions	(0.02)		(0.79)	(0.40)	(0.67)	(0.30)	(0.07)
Net asset value, end of period	$15.96		$14.97	$16.16	$14.33	$12.88	$9.96
Total return (%)[4,5]	6.76	[6]	(2.43)	15.77	16.62	32.93	3.15
Ratios and supplemental data
Net assets, end of period (in millions)	$32		$30	$23	$14	$9	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	[7]	1.28	1.30	1.78	2.78	5.62
Expenses including reductions	1.24	[7]	1.27	1.29	1.30	1.30	1.30
Net investment income (loss)	0.26	[7]	(0.03)	(0.29)	(0.02)	0.51	0.24
Portfolio turnover (%)	14		40	42	44	59	47

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       18

Class C Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$14.81		$16.11	$14.37	$14.54
Net investment loss[3]	(0.04)		(0.11)	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	0.99		(0.40)	2.30	(0.15)
Total from investment operations	0.95		(0.51)	2.14	(0.17)
Less distributions
From net realized gain	—		(0.79)	(0.40)	—
Total distributions	—		(0.79)	(0.40)	—
Net asset value, end of period	$15.76		$14.81	$16.11	$14.37
Total return (%)[4,5]	6.41	[6]	(3.14)	15.09	(1.17	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$2	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.95	[8]	1.98	2.69	17.05	[8]
Expenses including reductions	1.94	[8]	1.97	2.00	2.00	[8]
Net investment loss	(0.48	) [8]	(0.74)	(1.06)	(1.39	) [8]
Portfolio turnover (%)	14		40	42	44	[9]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class C shares is 6-27-14.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized
9	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       19

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$15.12		$16.27	$14.39	$12.93	$9.99	$9.74
Net investment income[2]	0.04		0.04	0.01	0.05	0.09	0.07
Net realized and unrealized gain (loss) on investments	1.01		(0.39)	2.29	2.12	3.19	0.28
Total from investment operations	1.05		(0.35)	2.30	2.17	3.28	0.35
Less distributions
From net investment income	(0.07)		(0.01)	(0.02)	(0.05)	(0.10)	(0.05)
From net realized gain	—		(0.79)	(0.40)	(0.66)	(0.24)	(0.05)
Total distributions	(0.07)		(0.80)	(0.42)	(0.71)	(0.34)	(0.10)
Net asset value, end of period	$16.10		$15.12	$16.27	$14.39	$12.93	$9.99
Total return (%)[3]	6.92	[4]	(2.08)	16.20	17.01	34.48	3.63
Ratios and supplemental data
Net assets, end of period (in millions)	$7		$8	$11	$6	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	[5]	0.97	1.05	1.76	3.18	7.00
Expenses including reductions	0.93	[5]	0.95	0.94	0.94	0.91	0.84
Net investment income	0.48	[5]	0.27	0.07	0.37	0.80	0.75
Portfolio turnover (%)	14		40	42	44	59	47

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       20

Class R2 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.09		$16.26	$15.12
Net investment income (loss)[3]	0.03		0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.00		(0.40)	1.15
Total from investment operations	1.03		(0.38)	1.14
Less distributions
From net investment income	(0.05)		—	—
From net realized gain	—		(0.79)	—
Total distributions	(0.05)		(0.79)	—
Net asset value, end of period	$16.07		$15.09	$16.26
Total return (%)[4]	6.83	[5]	(2.28)	7.54	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	[7]	1.12	1.10	[7]
Expenses including reductions	1.09	[7]	1.11	1.10	[7]
Net investment income (loss)	0.41	[7]	0.13	(0.19	) [7]
Portfolio turnover (%)	14		40	42	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       21

Class R4 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.10		$16.27	$15.12
Net investment income (loss)[3]	0.04		0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.00		(0.40)	1.16
Total from investment operations	1.04		(0.37)	1.15
Less distributions
From net investment income	(0.06)		(0.01)	—
From net realized gain	—		(0.79)	—
Total distributions	(0.06)		(0.80)	—
Net asset value, end of period	$16.08		$15.10	$16.27
Total return (%)[4]	6.92	[5]	(2.24)	7.61	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	[7]	1.12	1.10	[7]
Expenses including reductions	0.98	[7]	1.01	1.00	[7]
Net investment income (loss)	0.52	[7]	0.23	(0.09	) [7]
Portfolio turnover (%)	14		40	42	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       22

Class R6 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$15.12		$16.28	$15.12
Net investment income[3]	0.05		0.07	—	[4]
Net realized and unrealized gain (loss) on investments	1.01		(0.42)	1.16
Total from investment operations	1.06		(0.35)	1.16
Less distributions
From net investment income	(0.08)		(0.02)	—
From net realized gain	—		(0.79)	—
Total distributions	(0.08)		(0.81)	—
Net asset value, end of period	$16.10		$15.12	$16.28
Total return (%)[5]	7.03	[6]	(2.10)	7.67	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	[8]	0.86	0.85	[8]
Expenses including reductions	0.82	[8]	0.84	0.83	[8]
Net investment income	0.68	[8]	0.49	0.01	[8]
Portfolio turnover (%)	14		40	42	[9]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       23

Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$15.13		$16.28	$14.39	$14.54
Net investment income[3]	0.06		0.06	0.03	—	[4]
Net realized and unrealized gain (loss) on investments	0.99		(0.40)	2.29	(0.15)
Total from investment operations	1.05		(0.34)	2.32	(0.15)
Less distributions
From net investment income	(0.08)		(0.02)	(0.03)	—
From net realized gain	—		(0.79)	(0.40)	—
Total distributions	(0.08)		(0.81)	(0.43)	—
Net asset value, end of period	$16.10		$15.13	$16.28	$14.39
Total return (%)[5]	6.96	[6]	(2.01)	16.38	(1.03	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$108		$115	$122	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	[7]	0.85	0.84	0.87	[7]
Expenses including reductions	0.82	[7]	0.85	0.83	0.87	[7]
Net investment income (loss)	0.71	[7]	0.40	0.20	(0.26	) [7]
Portfolio turnover (%)	14		40	42	44	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class NAV shares is 6-26-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       24

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$38,533,305	$38,533,305	—	—
Consumer staples	9,675,561	7,117,423	$2,558,138	—
Energy	7,319,288	7,319,288	—	—
Financials	32,573,758	32,573,758	—	—
Health care	7,807,460	7,807,460	—	—
Industrials	12,605,971	12,605,971	—	—
Information technology	28,681,215	28,681,215	—	—
Materials	3,483,841	3,483,841	—	—
Real estate	2,056,235	2,056,235	—	—
Short-term investments	4,929,000	—	4,929,000	—
Total investments in securities	$147,665,634	$140,178,496	$7,487,138	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

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Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $1,368.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       27

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund's aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the Class. The class expense waiver expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to November 30, 2016, the Advisor agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which "Other expenses" of the fund exceeded 0.20% of the average annual net assets of the fund. "Other expenses" means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, acquired fund fees, and short dividend expense.  This agreement expired on November 30, 2016.

The expense reductions described above amounted to the following for the six months ended January 31, 2017:

Class	Expense reductions	Class	Expense reductions
Class A	$1,147	Class R4	$4
Class C	104	Class R6	405
Class I	248	Class NAV	4,222
Class R2	4	Total	$6,134

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 0.67% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       28

shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $52 for Class R4 shares for the six months ended January 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $28,565 for the six months ended January 31, 2017. Of this amount, $4,471 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,661 was paid as sales commissions to broker-dealers and $1,433 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, CDSCs received by the Distributor amounted to $289 for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$45,305	$18,816
Class C	13,643	1,700
Class I	—	3,699
Class R2	134	9
Class R4	129	8
Class R6	—	277
Total	$59,211	$24,509

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       29

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	407,211	$6,384,406	1,054,329	$15,577,588
Distributions reinvested	2,782	44,038	100,945	1,491,961
Repurchased	(404,620)	(6,230,520)	(581,526)	(8,114,630)
Net increase	5,373	$197,924	573,748	$8,954,919
Class C shares
Sold	57,843	$897,323	143,073	$2,166,078
Distributions reinvested	—	—	11,346	166,569
Repurchased	(33,095)	(501,662)	(88,393)	(1,174,300)
Net increase	24,748	$395,661	66,026	$1,158,347
Class I shares
Sold	212,767	$3,394,618	632,419	$9,528,304
Distributions reinvested	2,160	34,466	44,733	666,072
Repurchased	(336,993)	(5,194,116)	(776,221)	(11,270,291)
Net decrease	(122,066)	($1,765,032)	(99,069)	($1,075,915)
Class R2 shares
Sold	14	$218	1,233	$18,764
Distributions reinvested	—	—	58	862
Repurchased	—	—	(1,188)	(17,598)
Net increase	14	$218	103	$2,028
Class R6 shares
Sold	1,519	$23,500	212,780	$2,975,549
Distributions reinvested	1,092	17,425	1,130	16,832
Repurchased	(4,725)	(75,000)	(9,090)	(124,186)
Net increase (decrease)	(2,114)	($34,075)	204,820	$2,868,195
Class NAV shares
Sold	19,943	$300,260	517,954	$7,118,751
Distributions reinvested	34,411	549,199	395,936	5,895,502
Repurchased	(952,407)	(14,664,676)	(818,953)	(12,508,038)
Net increase (decrease)	(898,053)	($13,815,217)	94,937	$506,215
Total net increase (decrease)	(992,098)	($15,020,521)	840,565	$12,413,789

There were no fund share transactions for Class R4 for the six months ended January, 31, 2017 and for the year ended July 31, 2016.

Affiliates of the fund owned 98%, 100% and 100% of shares of the fund of Class R2, Class R4 and Class NAV, respectively, on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities other than short-term investments amounted to $20,957,857 and $45,728,241, respectively, for the six months ended January 31, 2017.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       30

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017, funds within the John Hancock group of funds complex held 70.2% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Moderate MVP	50.2%
JHVIT Lifestyle Conservative MVP	20.0%

Note 9 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

Note 10 — Subsequent event

Subsequent to January 31, 2017, Class NAV was fully liquidated.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       31

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       32

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348582	376SA 1/17 3/17

John Hancock

Fundamental Large Cap Value Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. The S&P 500 Index, NASDAQ, and Dow Jones Industrial Average each set new all-time highs in the final weeks of the year, and stocks continued to rally in January.

Much of this change in market sentiment from wariness to a more considered optimism has been fueled by the prospect of the Trump administration implementing a variety of pro-growth reforms. Given that Republicans control the White House and hold majorities in both houses of Congress, it is likely that change is indeed on the horizon. But the country remains deeply divided on many issues, and attempts by the new administration to implement some of its more controversial campaign promises will give investors plenty to worry about in the months ahead.

One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

U.S. stock indexes rallied to new records

U.S. stock indexes rose to historic highs, buoyed early on by continued low interest rates and encouraging economic data.

Value stocks outpaced growth

Value stock indexes significantly outpaced growth, benefiting from their sizable exposure to financials, by far the top-performing sector in the postelection rally.

Sector allocations helped the fund's relative performance

The fund benefited from its sizable overweight in the financials sector and underexposure to more defensive sectors, including real estate and utilities.

SECTOR COMPOSITION AS OF 1/31/17 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the six months ended January 31, 2017?

It was a surprisingly strong six months. The U.S. equity market climbed last summer, buoyed by encouraging U.S. economic data, continued low interest rates, and stabilizing oil prices. Stocks hit a bumpy patch in the fall, as investors worried about the outcome of the U.S. presidential election and the timing of the U.S. Federal Reserve's (Fed's) next interest-rate hike. However, the market rebounded after the November election of Donald Trump boosted expectations of lower corporate tax rates, reduced regulation, and increased infrastructure and defense spending aimed at spurring economic growth. In late November, OPEC announced plans to limit output, and in December, the Fed inched its key short-term interest rate higher. In addition, consumer confidence rose to a 13-year high, all of which helped push broad-based equity market indexes, most notably the Dow Jones Industrial Average, to new records in January.

Which sectors were the biggest beneficiaries of this market environment?

The winner by far was the financials sector, which represents about 25% of the fund's benchmark, the Russell 1000 Value Index. Other top performers included materials and industrials, sectors that stand to benefit from more infrastructure spending under the new administration, and energy, which is likely to gain from higher oil prices following OPEC's production cuts. By contrast, more defensive sectors—including real estate, healthcare, utilities, consumer staples, and telecommunication services—lagged, as investors rotated toward more economically sensitive stocks. Small-capitalization stocks benefited from their U.S. focus, outpacing large caps, which tend to have overseas exposure.

How did the fund perform?

The fund edged its benchmark (excluding sales charges), largely because of strong security selection and an overweight in the financials sector. Our long-term, bottom-up focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and discounted prices relative to our estimate of intrinsic value had led us to a

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       4

"The fund edged its benchmark... largely because of strong security selection and an overweight in the financials sector."
number of opportunities in this sector. We were rewarded for having kept a sizable stake in financials, despite disappointing results in recent years. The fund's lack of exposure to real estate, utilities, and telecommunication services, and its underweight in healthcare—sectors where we found no or few opportunities that met our valuation criteria—also helped.

Which investments gave the biggest boost to relative performance?

As you might expect, financials dominated the list of top contributors. Well-diversified financial companies, including Bank of America Corp., The Goldman Sachs Group, Inc., Morgan Stanley, JPMorgan Chase & Co., and Citigroup, Inc., helped drive the fund's outperformance, as each was a sizable overweight that beat the benchmark by a wide margin. All of these companies— as well as insurer American International Group, Inc.—had seen their share prices beaten down in recent years by prolonged low interest rates and a much stricter regulatory environment. The stocks rallied sharply after the election as investors began anticipating higher interest rates, a more relaxed regulatory environment, and lower corporate tax rates. Better-than-expected quarterly earnings reports further benefited returns.

Which other stocks were standouts?

In industrials, shares of United Rentals, Inc. surged on expectations that President Trump's plans to revitalize roads, bridges, and airports would help drive demand for the heavy equipment it leases to other companies. United Rentals' scale and wide footprint in North America represents a significant

TOP 10 HOLDINGS AS OF 1/31/17 (%)

Bank of America Corp.	5.0
Citigroup, Inc.	4.6
JPMorgan Chase & Co.	4.6
Morgan Stanley	4.5
The Goldman Sachs Group, Inc.	4.4
Apple, Inc.	3.9
American International Group, Inc.	3.5
Exxon Mobil Corp.	3.4
General Electric Company	3.2
Kinder Morgan, Inc.	2.5
TOTAL	39.6
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       5

"The fund remained biased toward sectors that typically benefit from economic expansion, with notable overweights in the consumer discretionary, financials, and information technology sectors ..."
competitive advantage. Elsewhere, consumer technology leader Apple, Inc. saw its stock lifted by strong iPhone revenue growth, driven by a successful reception for its new iPhone 7 and 7Plus and the recall of competitor Samsung's Galaxy Note 7 phones. In the consumer discretionary sector, Group 1 Automotive, Inc. had a strong run. Group 1 is a leading U.S. car dealer that also operates in the United Kingdom and Brazil. The stock had been hammered in recent years by weakness in energy-dependent states, where the company does a significant amount of business, and by concern that higher interest rates would hamper sales. However, the stock rallied as the U.S. presidential election boosted prospects for employment, consumer spending, and energy prices.

Switching gears, where did the fund lose ground versus the index?

Security selection in the consumer discretionary, energy, and consumer staples sectors hampered performance the most. The biggest individual detractor was mattress company Tempur Sealy International, Inc., which saw its shares plunge late in the period on news that it was unable to negotiate a renewed contract with its largest customer, bedding retailer Mattress Firm, Inc. (which the fund did not own). Tempur Sealy is a major supplier to Mattress Firm and accounts for a significant share of the latter's sales, which gives us hope that the companies could still reach an agreement. Also in consumer discretionary, an investment in home improvement retailer Lowe's Companies, Inc. declined, as profit margins continued to lag those of competitor The Home Depot, Inc. We believe Lowe's may be structurally challenged by its less advantageous store locations and eliminated the position before period end.

In materials, detractors included Louisiana-Pacific Corp., a company that makes oriented strand board, a type of engineered lumber used in floor, wall, and roof sheathing. Although the housing market continues to recover, the stock has been volatile. We decided there were better opportunities elsewhere and sold the fund's stake at a loss. In consumer staples, investments in Netherlands-based global brewer Heineken Holding, N.V. and France-based dairy products company Danone SA declined as investors rotated away from more defensive segments into more economically sensitive ones following the Trump election.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       6

How was the fund positioned at period end?

The fund remained biased toward sectors that typically benefit from economic expansion, with notable overweights in the consumer discretionary, financials, and information technology sectors, which together represented nearly 60% of assets at period end. Over the past six months, we trimmed the fund's stake in consumer staples and eliminated exposure to materials. The fund continued to have no allocation to the utilities, real estate, and telecommunication services sectors.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Nicholas P. Renart On the fund since 2015 Investing since 2005

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		6-month	5-year	Since inception
Class A	14.13	11.63	10.00	[1]	2.72	73.35	71.70	[1]
Class C	18.28	--	3.43	[2]	6.72	--	9.17	[2]
Class I3	20.48	13.18	11.40	[1]	8.31	85.75	84.45	[1]
Class R2[3,4]	20.07	12.90	11.12	[1]	8.10	83.43	81.84	[1]
Class R4[3,4]	20.37	12.98	11.19	[1]	8.28	84.07	82.47	[1]
Class R6[3,4]	20.63	13.40	11.62	[1]	8.34	87.55	86.54	[1]
Class NAV[3]	20.63	13.37	16.42	[5]	8.35	87.30	128.79	[5]
Index†	24.62	14.11	11.61		8.04	93.48	86.42	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.11	1.81	0.79	1.20	1.05	0.70	0.67
Net (%)	1.11	1.81	0.79	1.20	0.95	0.68	0.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	10,917	10,917	11,923
Class I3	6-1-11	18,445	18,445	18,642
Class R2[3,4]	6-1-11	18,184	18,184	18,642
Class R4[3,4]	6-1-11	18,247	18,247	18,642
Class R6[3,4]	6-1-11	18,654	18,654	18,642
Class NAV[3]	8-23-11	22,879	22,879	22,752

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
5	From 8-23-11.
6	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,081.30	$5.82	1.11%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.65	1.11%
Class C	Actual expenses/actual returns	1,000.00	1,077.20	9.48	1.81%
	Hypothetical example for comparison purposes	1,000.00	1,016.10	9.20	1.81%
Class I	Actual expenses/actual returns	1,000.00	1,083.10	4.20	0.80%
	Hypothetical example for comparison purposes	1,000.00	1,021.20	4.08	0.80%
Class R2	Actual expenses/actual returns	1,000.00	1,081.00	5.72	1.09%
	Hypothetical example for comparison purposes	1,000.00	1,019.70	5.55	1.09%
Class R4	Actual expenses/actual returns	1,000.00	1,082.80	4.46	0.85%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.33	0.85%
Class R6	Actual expenses/actual returns	1,000.00	1,083.40	3.57	0.68%
	Hypothetical example for comparison purposes	1,000.00	1,021.80	3.47	0.68%
Class NAV	Actual expenses/actual returns	1,000.00	1,083.50	3.57	0.68%
	Hypothetical example for comparison purposes	1,000.00	1,021.80	3.47	0.68%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Shares	Value
Common stocks 96.1%		$693,927,245
(Cost $624,476,244)
Consumer discretionary 10.9%		78,980,840
Hotels, restaurants and leisure 1.3%
McDonald's Corp.	74,584	9,141,761
Household durables 5.4%
Lennar Corp., Class A	279,370	12,473,871
NVR, Inc. (I)	9,883	18,362,614
Tempur Sealy International, Inc. (I)	198,635	8,541,305
Media 2.2%
Twenty-First Century Fox, Inc., Class A	506,862	15,905,330
Specialty retail 1.3%
Group 1 Automotive, Inc.	117,988	9,532,251
Textiles, apparel and luxury goods 0.7%
Ralph Lauren Corp.	56,810	5,023,708
Consumer staples 6.9%		49,726,300
Beverages 2.7%
Anheuser-Busch InBev NV, ADR	102,392	10,675,390
Diageo PLC, ADR	17,429	1,952,571
Heineken Holding NV	104,371	7,331,864
Food products 1.0%
Danone SA	112,629	7,060,566
Household products 1.6%
The Procter & Gamble Company	129,161	11,314,504
Tobacco 1.6%
Philip Morris International, Inc.	118,500	11,391,405
Energy 11.7%		84,332,464
Oil, gas and consumable fuels 11.7%
Chevron Corp.	138,715	15,445,915
Exxon Mobil Corp.	295,449	24,785,217
Kinder Morgan, Inc.	823,320	18,392,969
Occidental Petroleum Corp.	226,523	15,351,464
Suncor Energy, Inc.	333,663	10,356,899
Financials 35.1%		253,615,837
Banks 17.5%
Bank of America Corp.	1,602,109	36,271,748
CIT Group, Inc.	288,238	11,872,523
Citigroup, Inc.	598,299	33,403,033
JPMorgan Chase & Co.	388,963	32,917,939

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       12

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company	209,783	$11,817,076
Capital markets 12.0%
Affiliated Managers Group, Inc. (I)	100,316	15,284,146
Invesco, Ltd.	252,176	7,292,930
Morgan Stanley	771,066	32,762,594
The Goldman Sachs Group, Inc.	138,869	31,845,439
Consumer finance 2.1%
American Express Company	195,965	14,967,807
Insurance 3.5%
American International Group, Inc.	391,855	25,180,602
Health care 9.4%		67,590,072
Biotechnology 2.7%
Amgen, Inc.	62,322	9,764,611
Gilead Sciences, Inc.	129,251	9,364,235
Health care equipment and supplies 3.0%
Danaher Corp.	87,616	7,352,735
Medtronic PLC	189,146	14,378,879
Pharmaceuticals 3.7%
Merck & Company, Inc.	176,473	10,939,561
Novartis AG, ADR	213,610	15,790,051
Industrials 9.0%		65,269,931
Aerospace and defense 1.0%
United Technologies Corp.	65,286	7,159,916
Air freight and logistics 0.2%
FedEx Corp.	9,656	1,826,046
Electrical equipment 0.8%
Sensata Technologies Holding NV (I)	138,218	5,798,245
Industrial conglomerates 3.2%
General Electric Company	783,331	23,264,931
Road and rail 2.1%
Union Pacific Corp.	143,191	15,261,297
Trading companies and distributors 1.7%
United Rentals, Inc. (I)	94,534	11,959,496
Information technology 13.1%		94,411,801
Communications equipment 1.0%
Cisco Systems, Inc.	225,313	6,921,615
Internet software and services 2.3%
eBay, Inc. (I)	527,193	16,780,553

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       13

			Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 2.0%
QUALCOMM, Inc.			275,324	$14,710,561
Software 3.9%
Microsoft Corp.			273,456	17,678,930
Oracle Corp.			259,603	10,412,676
Technology hardware, storage and peripherals 3.9%
Apple, Inc.			229,975	27,907,466
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.8%				$27,720,000
(Cost $27,720,000)
U.S. Government Agency 2.3%				16,693,000
Federal Home Loan Bank Discount Note	0.450	02-01-17	16,693,000	16,693,000
			Par value^	Value
Repurchase agreement 1.5%				11,027,000
Barclays Tri-Party Repurchase Agreement dated 1-31-17 at 0.530% to be repurchased at $10,743,158 on 2-1-17, collateralized by $11,192,900 U.S. Treasury Inflation Indexed Bonds, 0.750% due 2-15-45 (valued at $10,958,074, including interest)			10,743,000	$10,743,000
Repurchase Agreement with State Street Corp. dated 1-31-17 at 0.100% to be repurchased at $284,001 on 2-1-17, collateralized by $280,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-19 (valued at $293,772, including interest)			284,000	284,000
Total investments (Cost $652,196,244)† 99.9%				$721,647,245
Other assets and liabilities, net 0.1%				$840,368
Total net assets 100.0%				$722,487,613

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $649,346,410. Net unrealized appreciation aggregated to $72,300,835, of which $80,847,128 related to appreciated investment securities and $8,546,293 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Investments, at value (Cost $652,196,244)	$721,647,245
Cash	677
Foreign currency, at value (Cost $55)	52
Receivable for fund shares sold	102,796
Dividends and interest receivable	836,066
Other receivables and prepaid expenses	30,093
Total assets	722,616,929
Liabilities
Payable for fund shares repurchased	34,807
Payable to affiliates
Accounting and legal services fees	5,154
Transfer agent fees	2,361
Distribution and service fees	69
Trustees' fees	2,048
Other liabilities and accrued expenses	84,877
Total liabilities	129,316
Net assets	$722,487,613
Net assets consist of
Paid-in capital	$391,353,718
Accumulated distributions in excess of net investment income	(649,162)
Accumulated net realized gain (loss) on investments and foreign currency transactions	262,325,576
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	69,457,481
Net assets	$722,487,613

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($18,443,935 ÷ 1,370,131 shares)[1]	$13.46
Class C ($1,712,968 ÷ 127,045 shares)[1]	$13.48
Class I ($2,467,560 ÷ 182,578 shares)	$13.52
Class R2 ($267,815 ÷ 19,846 shares)	$13.49
Class R4 ($100,681 ÷ 7,457 shares)	$13.50
Class R6 ($998,962 ÷ 73,974 shares)	$13.50
Class NAV ($698,495,692 ÷ 51,729,817 shares)	$13.50
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.17

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       15

STATEMENT OF OPERATIONS  For the six months ended 1-31-17 (unaudited)

Investment income
Dividends	$11,501,940
Interest	35,440
Less foreign taxes withheld	(124,767)
Total investment income	11,412,613
Expenses
Investment management fees	3,238,898
Distribution and service fees	34,692
Accounting and legal services fees	64,538
Transfer agent fees	13,349
Trustees' fees	10,074
State registration fees	43,614
Printing and postage	13,175
Professional fees	39,867
Custodian fees	67,905
Other	12,515
Total expenses	3,538,627
Less expense reductions	(38,823)
Net expenses	3,499,804
Net investment income	7,912,809
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	51,860,779
Realized gain on investments not meeting investment restrictions	32,958
Redemption in kind	232,408,739
284,302,476
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(201,360,291)
(201,360,291)
Net realized and unrealized gain	82,942,185
Increase in net assets from operations	$90,854,994

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$7,912,809	$16,197,908
Net realized gain (loss)	284,302,476	(19,270,120)
Change in net unrealized appreciation (depreciation)	(201,360,291)	(26,991,785)
Increase (decrease) in net assets resulting from operations	90,854,994	(30,063,997)
Distributions to shareholders
From net investment income
Class A	(377,440)	(109,710)
Class C	(24,838)	—
Class I	(63,533)	(30,733)
Class R2	(5,693)	(868)
Class R4	(2,399)	(948)
Class R6	(24,466)	(1,761)
Class NAV	(17,083,834)	(13,323,131)
From net realized gain
Class A	(126,714)	(669,154)
Class C	(11,781)	(52,284)
Class I	(18,750)	(124,953)
Class R2	(1,850)	(4,189)
Class R4	(720)	(4,087)
Class R6	(6,941)	(6,443)
Class NAV	(4,840,712)	(48,753,619)
Total distributions	(22,589,671)	(63,081,880)
From fund share transactions	(573,867,029)	11,272,138
Total decrease	(505,601,706)	(81,873,739)
Net assets
Beginning of period	1,228,089,319	1,309,963,058
End of period	$722,487,613	$1,228,089,319
Undistributed (accumulated distributions in excess of) net investment income	($649,162)	$9,020,232

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       17

Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$12.80		$13.84	$13.62	$13.11	$10.27	$9.46
Net investment income[2]	0.05		0.12	0.09	0.07	0.11	0.09
Net realized and unrealized gain (loss) on investments	1.00		(0.52)	0.94	1.82	3.32	0.78
Total from investment operations	1.05		(0.40)	1.03	1.89	3.43	0.87
Less distributions
From net investment income	(0.29)		(0.09)	(0.07)	(0.09)	(0.10)	(0.03)
From net realized gain	(0.10)		(0.55)	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.39)		(0.64)	(0.81)	(1.38)	(0.59)	(0.06)
Net asset value, end of period	$13.46		$12.80	$13.84	$13.62	$13.11	$10.27
Total return (%)[3,4]	8.13	[5]	(2.92)	7.64	15.08	34.46	9.28
Ratios and supplemental data
Net assets, end of period (in millions)	$18		$17	$16	$12	$9	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	[6]	1.11	1.14	1.34	1.53	2.80
Expenses including reductions	1.11	[6]	1.10	1.13	1.30	1.30	1.30
Net investment income	0.79	[6]	0.93	0.62	0.54	0.96	0.94
Portfolio turnover (%)	28		21	20	24	38	26

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       18

Class C Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$12.79		$13.83	$13.66	$13.87
Net investment income (loss)[3]	—	[4]	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.99		(0.52)	0.95	(0.20)
Total from investment operations	0.99		(0.49)	0.91	(0.21)
Less distributions
From net investment income	(0.20)		—	—	—
From net realized gain	(0.10)		(0.55)	(0.74)	—
Total distributions	(0.30)		(0.55)	(0.74)	—
Net asset value, end of period	$13.48		$12.79	$13.83	$13.66
Total return (%)[5,6]	7.72	[7]	(3.59)	6.73	(1.51	) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1	$1	—	[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.82	[9]	1.81	2.60	17.11	[9]
Expenses including reductions	1.81	[9]	1.80	2.00	2.00	[9]
Net investment income (loss)	0.06	[9]	0.22	(0.26)	(0.69	) [9]
Portfolio turnover (%)	28		21	20	24	[10]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class C shares is 6-27-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Less than $500,000.
9	Annualized.
10	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       19

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$12.87		$13.92	$13.68	$13.17	$10.30	$9.46
Net investment income[2]	0.07		0.16	0.11	0.13	0.18	0.14
Net realized and unrealized gain (loss) on investments	1.01		(0.53)	0.96	1.81	3.32	0.79
Total from investment operations	1.08		(0.37)	1.07	1.94	3.50	0.93
Less distributions
From net investment income	(0.33)		(0.13)	(0.09)	(0.14)	(0.14)	(0.06)
From net realized gain	(0.10)		(0.55)	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.43)		(0.68)	(0.83)	(1.43)	(0.63)	(0.09)
Net asset value, end of period	$13.52		$12.87	$13.92	$13.68	$13.17	$10.30
Total return (%)[3]	8.31	[4]	(2.64)	7.93	15.40	35.11	9.87
Ratios and supplemental data
Net assets, end of period (in millions)	$2		$3	$3	$2	$4	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	[5]	0.79	0.94	1.53	1.09	4.03
Expenses including reductions	0.80	[5]	0.78	0.93	0.94	0.92	0.84
Net investment income	1.10	[5]	1.24	0.76	0.96	1.50	1.44
Portfolio turnover (%)	28		21	20	24	38	26

1	Six months ended 1-31-17. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       20

Class R2 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.84		$13.90	$13.41
Net investment income[3]	0.06		0.13	0.03
Net realized and unrealized gain (loss) on investments	0.99		(0.53)	0.46
Total from investment operations	1.05		(0.40)	0.49
Less distributions
From net investment income	(0.30)		(0.11)	—
From net realized gain	(0.10)		(0.55)	—
Total distributions	(0.40)		(0.66)	—
Net asset value, end of period	$13.49		$12.84	$13.90
Total return (%)[4]	8.10	[5]	(2.88)	3.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	[7]	1.05	0.93	[7]
Expenses including reductions	1.09	[7]	1.04	0.92	[7]
Net investment income	0.83	[7]	1.07	0.67	[7]
Portfolio turnover (%)	28		21	20	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       21

Class R4 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.85		$13.90	$13.41
Net investment income[3]	0.07		0.15	0.04
Net realized and unrealized gain (loss) on investments	1.00		(0.52)	0.45
Total from investment operations	1.07		(0.37)	0.49
Less distributions
From net investment income	(0.32)		(0.13)	—
From net realized gain	(0.10)		(0.55)	—
Total distributions	(0.42)		(0.68)	—
Net asset value, end of period	$13.50		$12.85	$13.90
Total return (%)[4]	8.28	[5]	(2.70)	3.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	[7]	0.95	0.93	[7]
Expenses including reductions	0.85	[7]	0.84	0.82	[7]
Net investment income	1.06	[7]	1.19	0.77	[7]
Portfolio turnover (%)	28		21	20	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R6 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$12.86		$13.91	$13.41
Net investment income[3]	0.08		0.15	0.05
Net realized and unrealized gain (loss) on investments	1.00		(0.50)	0.45
Total from investment operations	1.08		(0.35)	0.50
Less distributions
From net investment income	(0.34)		(0.15)	—
From net realized gain	(0.10)		(0.55)	—
Total distributions	(0.44)		(0.70)	—
Net asset value, end of period	$13.50		$12.86	$13.91
Total return (%)[4]	8.34	[5]	(2.53)	3.73	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	[7]	0.70	0.68	[7]
Expenses including reductions	0.68	[7]	0.68	0.67	[7]
Net investment income	1.24	[7]	1.19	0.94	[7]
Portfolio turnover (%)	28		21	20	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
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Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$12.86		$13.91	$13.67	$13.16	$10.30	$8.13
Net investment income[3]	0.10		0.17	0.15	0.15	0.20	0.13
Net realized and unrealized gain (loss) on investments	0.98		(0.52)	0.96	1.82	3.31	2.13
Total from investment operations	1.08		(0.35)	1.11	1.97	3.51	2.26
Less distributions
From net investment income	(0.34)		(0.15)	(0.13)	(0.17)	(0.16)	(0.06)
From net realized gain	(0.10)		(0.55)	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.44)		(0.70)	(0.87)	(1.46)	(0.65)	(0.09)
Net asset value, end of period	$13.50		$12.86	$13.91	$13.67	$13.16	$10.30
Total return (%)[4]	8.35	[5]	(2.54)	8.23	15.69	35.33	27.86	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$698		$1,206	$1,289	$1,201	$924	$789
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	[6]	0.68	0.67	0.68	0.70	0.75	[6]
Expenses including reductions	0.68	[6]	0.67	0.66	0.67	0.69	0.75	[6]
Net investment income	1.57	[6]	1.36	1.10	1.16	1.69	1.40	[6]
Portfolio turnover (%)	28		21	20	24	38	26	[7]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class NAV shares is 8-23-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       25

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$78,980,840	$78,980,840	—	—
Consumer staples	49,726,300	35,333,870	$14,392,430	—
Energy	84,332,464	84,332,464	—	—
Financials	253,615,837	253,615,837	—	—
Health care	67,590,072	67,590,072	—	—
Industrials	65,269,931	65,269,931	—	—
Information technology	94,411,801	94,411,801	—	—
Short-term investments	27,720,000	—	27,720,000	—
Total investments in securities	$721,647,245	$679,534,815	$42,112,430	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the six months ended January 31, 2017, the fund realized gains of $32,958 on the disposal of investments not meeting the fund's investment guidelines.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       26

expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $2,271.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

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Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.70% of the first $500 million of the fund's aggregate daily net assets together with the net assets of Fundamental Large Cap Value Trust, a series of the John Hancock Variable Insurance Trust (combined aggregate average daily net assets); b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. This agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the six months ended January 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$673	Class R4	$4
Class C	58	Class R6	123
Class I	89	Class NAV	37,816
Class R2	10	Total	$38,773

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 0.63% of the fund's average daily net assets.

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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $50 for Class R4 shares for the six months ended January 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $7,083 for the six months ended January 31, 2017. Of this amount, $1,136 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,555 was paid as sales commissions to broker-dealers and $392 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, there were no CDSCs received by the Distributor.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$26,410	$10,970

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Class	Distribution and service fees	Transfer agent fees
Class C	7,647	953
Class I	—	1,312
Class R2	510	22
Class R4	125	8
Class R6	—	84
Total	$34,692	$13,349

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$8,569,643	5	0.80%	$949

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	207,712	$2,750,216	572,519	$7,116,447
Distributions reinvested	37,028	503,587	60,618	778,341
Repurchased	(206,725)	(2,707,540)	(468,137)	(5,824,114)
Net increase	38,015	$546,263	165,000	$2,070,674
Class C shares
Sold	31,939	$424,845	59,762	$754,711
Distributions reinvested	2,687	36,619	4,059	52,284
Repurchased	(22,306)	(288,118)	(22,559)	(275,069)
Net increase	12,320	$173,346	41,262	$531,926
Class I shares
Sold	98,531	$1,317,293	125,122	$1,518,569
Distributions reinvested	5,902	80,510	12,087	155,686
Repurchased	(116,394)	(1,545,518)	(160,090)	(1,979,661)
Net decrease	(11,961)	($147,715)	(22,881)	($305,406)
Class R2 shares
Sold	988	$13,205	13,454	$155,804
Distributions reinvested	338	4,607	10	124
Repurchased	(1,648)	(21,304)	(753)	(9,140)
Net increase (decrease)	(322)	($3,492)	12,711	$146,788

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		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	177	$2,364	66,936	$828,918
Distributions reinvested	2,065	28,148	233	3,000
Repurchased	(6,599)	(85,002)	—	—
Net increase (decrease)	(4,357)	($54,490)	67,169	$831,918
Class NAV shares
Sold	50,386,348	$635,954,884	6,309,602	$78,049,505
Distributions reinvested	1,608,551	21,924,546	4,823,368	62,076,750
Repurchased	(94,008,643)	(1,232,260,371)	(10,089,587)	(132,130,017)
Net increase (decrease)	(42,013,744)	($574,380,941)	1,043,383	$7,996,238
Total net increase (decrease)	(41,980,049)	($573,867,029)	1,306,644	$11,272,138

There were no fund share transactions for Class R4 for the six months ended January 31, 2017 and the year ended July 31, 2016.

Affiliates of the fund owned 38%, 100%, 10% and 100% of shares of the fund's Class R2, Class R4, Class R6 and Class NAV, respectively, on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On November 2, 2016, there was a subscription in kind to Class NAV of $606,007,926. On November 9, 2016, there was a redemption in kind from Class NAV of $1,134,557,178, which represented approximately 61% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statements of operations.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and purchases and redemptions in kind, amounted to $277,139,928 and $363,220,060, respectively, for the six months ended January 31, 2017.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017, funds within the John Hancock group of funds complex held 96.7% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliate concentration
JHVIT Lifestyle Growth MVP	59.0%
JHVIT Lifestyle Balanced MVP	32.5%
JHVIT Lifestyle Aggressive MVP	5.2%

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Note 9 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       32

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       33

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348583	374SA 1/17 3/17

John Hancock

Diversified Strategies Fund

Semiannual report 1/31/17

John Hancock
Diversified Strategies Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
26	Financial statements
29	Financial highlights
31	Notes to financial statements
40	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

PORTFOLIO COMPOSITION AS OF 1/31/17 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectuses for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

QUALITY COMPOSITION AS OF 1/31/17 (%)

U.S. Government	11.5
U.S. Government Agency	3.3
Collateralized mortgage obligations – U.S. Government Agency	0.2
AAA	1.6
AA	0.2
A	3.2
BBB	11.4
BB	6.8
B	4.1
CCC and below	1.6
Not rated	0.1
Equity	31.6
Investment companies	17.6
Short-term investments and other	6.8

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 1-31-17 and do not reflect subsequent downgrades or upgrades, if any.

COUNTRY COMPOSITION AS OF 1/31/17 (%)

United States	81.9
Japan	2.6
Netherlands	2.4
United Kingdom	2.4
Canada	1.6
France	1.6
Other countries	7.5
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,015.10	$8.63	1.70%
	Hypothetical example for comparison purposes	1,000.00	1,016.60	8.64	1.70%
Class I	Actual expenses/actual returns	1,000.00	1,016.10	7.01	1.38%
	Hypothetical example for comparison purposes	1,000.00	1,018.20	7.02	1.38%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

Fund's investments

As of 1-31-17 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 22.8%				$9,240,843
(Cost $9,099,783)
Consumer discretionary 2.2%				897,645
Auto components 0.1%
Delphi Automotive PLC	4.250	01-15-26	20,000	20,599
Nemak SAB de CV (S)	5.500	02-28-23	20,000	19,674
Automobiles 0.5%
American Honda Finance Corp.	1.700	02-22-19	25,000	24,949
Ford Motor Company	4.750	01-15-43	15,000	14,032
Ford Motor Credit Company LLC	5.875	08-02-21	60,000	66,646
General Motors Company	6.250	10-02-43	20,000	22,182
General Motors Financial Company, Inc.	3.450	04-10-22	25,000	24,955
General Motors Financial Company, Inc.	4.000	01-15-25	40,000	39,490
General Motors Financial Company, Inc.	5.250	03-01-26	15,000	15,861
Diversified consumer services 0.1%
Service Corp. International	5.375	05-15-24	15,000	15,713
Hotels, restaurants and leisure 0.5%
CCM Merger, Inc. (S)	9.125	05-01-19	109,000	112,835
Chester Downs & Marina LLC (S)	9.250	02-01-20	17,000	17,000
GLP Capital LP	5.375	04-15-26	15,000	15,619
Hilton Grand Vacations Borrower LLC (S)	6.125	12-01-24	10,000	10,450
International Game Technology PLC (S)	6.500	02-15-25	15,000	16,200
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	20,000	20,950
Household durables 0.0%
Newell Brands, Inc.	2.150	10-15-18	3,000	3,015
Internet and direct marketing retail 0.1%
Expedia, Inc.	5.000	02-15-26	40,000	42,053
Leisure products 0.0%
Vista Outdoor, Inc.	5.875	10-01-23	14,000	14,578
Media 0.7%
Cengage Learning, Inc. (S)	9.500	06-15-24	15,000	12,750
Charter Communications Operating LLC	6.484	10-23-45	25,000	28,420
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	17,000	17,748
Lions Gate Entertainment Corp. (S)	5.875	11-01-24	10,000	10,175
MDC Partners, Inc. (S)	6.500	05-01-24	15,000	13,050
Midcontinent Communications (S)	6.875	08-15-23	15,000	16,106
Myriad International Holdings BV (S)	5.500	07-21-25	15,000	15,295
Omnicom Group, Inc.	3.600	04-15-26	15,000	14,865
Sinclair Television Group, Inc. (S)	5.625	08-01-24	20,000	20,350
Sirius XM Radio, Inc. (S)	5.250	08-15-22	70,000	72,800
Sirius XM Radio, Inc. (S)	5.375	04-15-25	15,000	15,319
Sirius XM Radio, Inc. (S)	5.375	07-15-26	20,000	20,325

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       6

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
WMG Acquisition Corp. (S)	4.875	11-01-24	10,000	$9,932
WMG Acquisition Corp. (S)	6.750	04-15-22	23,000	24,208
Specialty retail 0.2%
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	50,000	47,438
L Brands, Inc.	6.625	04-01-21	25,000	27,438
L Brands, Inc.	6.875	11-01-35	15,000	14,625
Consumer staples 0.9%				351,186
Beverages 0.1%
PepsiCo, Inc.	1.500	02-22-19	30,000	29,970
Food and staples retailing 0.3%
SUPERVALU, Inc.	7.750	11-15-22	20,000	19,450
Tops Holding LLC (S)	8.000	06-15-22	30,000	23,775
Walgreens Boots Alliance, Inc.	1.750	05-30-18	25,000	25,052
Whole Foods Market, Inc.	5.200	12-03-25	35,000	37,142
Food products 0.3%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	15,000	17,134
Kraft Heinz Foods Company	2.000	07-02-18	30,000	30,050
Kraft Heinz Foods Company (S)	4.875	02-15-25	18,000	19,263
Kraft Heinz Foods Company	5.200	07-15-45	24,000	25,212
Lamb Weston Holdings, Inc. (S)	4.625	11-01-24	5,000	5,013
Lamb Weston Holdings, Inc. (S)	4.875	11-01-26	5,000	5,006
Mondelez International Holdings Netherlands BV (S)	1.625	10-28-19	25,000	24,618
Post Holdings, Inc. (S)	7.750	03-15-24	15,000	16,603
Personal products 0.2%
Revlon Consumer Products Corp.	5.750	02-15-21	50,000	50,188
Revlon Consumer Products Corp.	6.250	08-01-24	14,000	14,490
Tobacco 0.0%
Vector Group, Ltd. (S)	6.125	02-01-25	8,000	8,220
Energy 2.4%				970,326
Energy equipment and services 0.0%
Antero Midstream Partners LP (S)	5.375	09-15-24	17,000	17,383
Oil, gas and consumable fuels 2.4%
Cheniere Corpus Christi Holdings LLC (S)	5.875	03-31-25	10,000	10,575
Cimarex Energy Company	4.375	06-01-24	15,000	15,671
Columbia Pipeline Group, Inc.	4.500	06-01-25	25,000	26,387
DCP Midstream Operating LP	2.700	04-01-19	15,000	14,813
DCP Midstream Operating LP	3.875	03-15-23	15,000	14,475
DCP Midstream Operating LP (S)	9.750	03-15-19	20,000	22,600
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	15,000	13,463

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       7

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enbridge Energy Partners LP	4.375	10-15-20	15,000	$15,842
Enbridge, Inc.	4.250	12-01-26	20,000	20,580
Energy Transfer Partners LP	5.150	03-15-45	15,000	14,568
Enterprise Products Operating LLC (P)	4.742	08-01-66	35,000	34,129
Gulfport Energy Corp. (S)	6.000	10-15-24	5,000	5,094
Kinder Morgan, Inc.	5.550	06-01-45	25,000	26,388
MPLX LP	4.875	12-01-24	28,000	29,373
Newfield Exploration Company	5.750	01-30-22	7,000	7,455
Occidental Petroleum Corp.	3.400	04-15-26	20,000	19,997
Pertamina Persero PT (S)	6.450	05-30-44	200,000	209,073
Petrobras Global Finance BV	5.625	05-20-43	25,000	19,695
Petrobras Global Finance BV	7.375	01-17-27	15,000	15,611
Petroleos Mexicanos	4.875	01-24-22	15,000	15,057
Petroleos Mexicanos (S)	5.375	03-13-22	5,000	5,103
Petroleos Mexicanos	5.500	01-21-21	75,000	78,038
Regency Energy Partners LP	5.500	04-15-23	60,000	62,426
Resolute Energy Corp.	8.500	05-01-20	10,000	10,200
Shell International Finance BV	4.375	05-11-45	35,000	35,587
Summit Midstream Holdings LLC	7.500	07-01-21	30,000	31,575
Sunoco Logistics Partners Operations LP	3.900	07-15-26	25,000	24,442
Sunoco Logistics Partners Operations LP	4.400	04-01-21	17,000	18,004
Tallgrass Energy Partners LP (S)	5.500	09-15-24	5,000	5,075
Teekay Offshore Partners LP	6.000	07-30-19	29,000	26,100
Tesoro Logistics LP	5.250	01-15-25	8,000	8,340
Tesoro Logistics LP	6.125	10-15-21	25,000	26,156
Tesoro Logistics LP	6.375	05-01-24	15,000	16,294
Williams Partners LP	4.875	05-15-23	15,000	15,471
Williams Partners LP	4.875	03-15-24	38,000	39,286
Financials 6.6%				2,660,514
Banks 3.5%
Bank of America Corp.	3.950	04-21-25	15,000	14,881
Bank of America Corp.	4.200	08-26-24	25,000	25,395
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)	6.250	09-05-24	35,000	36,540
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (Q)	6.300	03-10-26	15,000	16,050
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	35,000	36,138
BankUnited, Inc.	4.875	11-17-25	25,000	24,884
BPCE SA (S)	5.700	10-22-23	25,000	26,703
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (Q)	6.250	08-15-26	35,000	36,969

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       8

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	100,000	$117,125
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	200,000	203,681
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	60,000	57,330
HBOS PLC (S)	6.000	11-01-33	95,000	104,159
JPMorgan Chase & Co.	3.200	06-15-26	25,000	24,184
JPMorgan Chase & Co.	4.625	05-10-21	45,000	48,481
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	25,000	25,688
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	65,000	71,137
Lloyds Banking Group PLC	4.650	03-24-26	55,000	55,418
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (Q)	5.125	11-01-26	20,000	19,554
Popular, Inc.	7.000	07-01-19	15,000	15,675
Russian Agricultural Bank OJSC (S)	5.100	07-25-18	200,000	204,880
Santander Holdings USA, Inc.	2.700	05-24-19	40,000	40,095
Standard Chartered PLC (S)	2.100	08-19-19	50,000	49,503
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	37,000	37,273
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	30,000	29,700
Wells Fargo & Company	4.650	11-04-44	15,000	15,026
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	60,000	63,788
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	20,000	21,000
Capital markets 0.9%
Ares Capital Corp.	3.875	01-15-20	35,000	35,649
FS Investment Corp.	4.000	07-15-19	35,000	35,296
Jefferies Group LLC	4.850	01-15-27	27,000	26,919
Jefferies Group LLC	6.875	04-15-21	30,000	34,102
Morgan Stanley	3.875	01-27-26	20,000	20,123
Morgan Stanley	5.500	01-26-20	25,000	27,142
Morgan Stanley	7.300	05-13-19	45,000	49,983
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	20,000	20,525
The Goldman Sachs Group, Inc.	2.000	04-25-19	15,000	14,956
The Goldman Sachs Group, Inc.	2.300	12-13-19	55,000	54,939
The Goldman Sachs Group, Inc.	3.750	05-22-25	20,000	20,084
The Goldman Sachs Group, Inc.	4.750	10-21-45	15,000	15,547

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       9

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Consumer finance 0.6%
Ally Financial, Inc.	3.250	11-05-18	15,000	$15,113
Ally Financial, Inc.	5.125	09-30-24	65,000	66,788
Capital One Financial Corp.	3.750	07-28-26	35,000	33,821
Capital One Financial Corp.	4.200	10-29-25	30,000	30,172
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	25,000	25,497
Credit Acceptance Corp.	6.125	02-15-21	40,000	40,600
Discover Financial Services	3.950	11-06-24	20,000	19,852
Enova International, Inc.	9.750	06-01-21	20,000	20,250
Diversified financial services 0.3%
Flagstar Bancorp, Inc.	6.125	07-15-21	15,000	16,001
NewStar Financial, Inc.	7.250	05-01-20	25,000	25,188
Radiate Holdco LLC (S)	6.625	02-15-25	15,000	14,963
S&P Global, Inc.	4.000	06-15-25	25,000	25,733
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	29,000	29,145
Insurance 1.0%
AXA SA	8.600	12-15-30	100,000	138,500
CNA Financial Corp.	7.250	11-15-23	10,000	12,140
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (S)	7.800	03-07-87	100,000	114,250
MetLife, Inc.	6.400	12-15-66	20,000	21,700
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	15,000	15,131
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	15,000	16,013
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	25,000	32,634
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	30,000	32,100
Thrifts and mortgage finance 0.3%
Nationstar Mortgage LLC	6.500	07-01-21	20,000	20,375
Nationstar Mortgage LLC	7.875	10-01-20	30,000	31,200
Nationstar Mortgage LLC	9.625	05-01-19	15,000	15,619
Quicken Loans, Inc. (S)	5.750	05-01-25	30,000	28,875
Radian Group, Inc.	5.250	06-15-20	15,000	15,675
Radian Group, Inc.	7.000	03-15-21	15,000	16,613
Stearns Holdings LLC (S)	9.375	08-15-20	10,000	10,044
Health care 1.3%				526,085
Biotechnology 0.3%
AbbVie, Inc.	3.600	05-14-25	27,000	26,639
Amgen, Inc.	4.400	05-01-45	13,000	12,349
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	30,000	29,641

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       10

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Biotechnology (continued)
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	40,000	$37,555
Health care equipment and supplies 0.1%
Medtronic, Inc.	4.625	03-15-45	20,000	21,289
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	25,000	24,405
Health care providers and services 0.7%
Community Health Systems, Inc.	5.125	08-01-21	15,000	14,138
DaVita, Inc.	5.000	05-01-25	20,000	19,537
Express Scripts Holding Company	4.500	02-25-26	35,000	35,726
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	15,000	15,450
HCA, Inc.	5.250	04-15-25	20,000	21,050
HCA, Inc.	5.250	06-15-26	20,000	20,850
HCA, Inc.	7.500	02-15-22	50,000	56,938
LifePoint Health, Inc. (S)	5.375	05-01-24	15,000	14,363
MEDNAX, Inc. (S)	5.250	12-01-23	15,000	15,488
Molina Healthcare, Inc.	5.375	11-15-22	15,000	15,488
Select Medical Corp.	6.375	06-01-21	20,000	19,800
Universal Health Services, Inc. (S)	4.750	08-01-22	15,000	15,094
WellCare Health Plans, Inc.	5.750	11-15-20	15,000	15,469
Life sciences tools and services 0.0%
Quintiles IMS, Inc. (S)	4.875	05-15-23	5,000	5,056
Pharmaceuticals 0.2%
Actavis Funding SCS	3.800	03-15-25	20,000	19,960
Mylan NV (C)	2.500	06-07-19	20,000	19,906
Mylan NV (C)	3.950	06-15-26	50,000	49,894
Industrials 3.0%				1,232,175
Aerospace and defense 0.5%
Arconic, Inc.	5.125	10-01-24	25,000	25,969
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	20,000	20,875
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	15,000	15,638
Lockheed Martin Corp.	2.900	03-01-25	28,000	27,306
Lockheed Martin Corp.	4.700	05-15-46	20,000	21,514
Textron Financial Corp. (6.000% to 2-21-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	150,000	111,375
Air freight and logistics 0.1%
XPO Logistics, Inc. (S)	6.500	06-15-22	28,000	29,225
Airlines 0.9%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	15,000	15,563
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	59,028	61,726
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	15,331	16,060

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       11

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	1,491	$1,506
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	15,089	16,560
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	55,103	62,542
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	87,171	91,530
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	10,350	11,488
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	32,981	33,435
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	27,127	27,534
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	15,000	14,869
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	19,345	21,424
Building products 0.1%
Builders FirstSource, Inc. (S)	10.750	08-15-23	10,000	11,588
Masco Corp.	4.375	04-01-26	15,000	15,399
Masco Corp.	4.450	04-01-25	15,000	15,470
Owens Corning	4.200	12-15-22	20,000	20,808
Commercial services and supplies 0.1%
LSC Communications, Inc. (S)	8.750	10-15-23	18,000	18,945
Prime Security Services Borrower LLC (S)	9.250	05-15-23	15,000	16,256
Construction and engineering 0.1%
Engility Corp. (S)	8.875	09-01-24	5,000	5,350
Tutor Perini Corp.	7.625	11-01-18	50,000	50,375
Electrical equipment 0.1%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (S)	6.500	06-15-45	25,000	25,750
Cortes NP Acquisition Corp. (S)	9.250	10-15-24	5,000	5,284
EnerSys (S)	5.000	04-30-23	5,000	5,088
Industrial conglomerates 0.1%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21	29,000	30,066
Machinery 0.1%
SPL Logistics Escrow LLC (S)	8.875	08-01-20	24,000	20,640
Professional services 0.1%
Verisk Analytics, Inc.	4.000	06-15-25	35,000	35,498
Trading companies and distributors 0.5%
Ahern Rentals, Inc. (S)	7.375	05-15-23	25,000	23,359

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       12

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
Air Lease Corp.	3.375	01-15-19	10,000	$10,207
Aircastle, Ltd.	5.500	02-15-22	15,000	15,749
Aircastle, Ltd.	6.250	12-01-19	25,000	27,125
International Lease Finance Corp. (S)	7.125	09-01-18	100,000	107,570
United Rentals North America, Inc.	5.500	07-15-25	20,000	20,750
United Rentals North America, Inc.	5.750	11-15-24	15,000	15,844
Transportation infrastructure 0.3%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	100,000	102,750
Park Aerospace Holdings, Ltd. (S)	5.500	02-15-24	6,000	6,165
Information technology 1.4%				561,390
Electronic equipment, instruments and components 0.3%
Ingram Micro, Inc.	5.450	12-15-24	20,000	19,844
Jabil Circuit, Inc.	4.700	09-15-22	40,000	41,400
Tech Data Corp.	4.950	02-15-27	34,000	33,889
Zebra Technologies Corp.	7.250	10-15-22	20,000	21,550
Internet software and services 0.1%
eBay, Inc.	2.500	03-09-18	15,000	15,134
Match Group, Inc.	6.375	06-01-24	15,000	16,088
VeriSign, Inc.	5.250	04-01-25	20,000	20,625
IT services 0.4%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	100,000	92,000
Visa, Inc.	3.150	12-14-25	30,000	29,926
Visa, Inc.	4.300	12-14-45	25,000	25,874
Semiconductors and semiconductor equipment 0.2%
Micron Technology, Inc.	5.875	02-15-22	15,000	15,591
Micron Technology, Inc. (S)	7.500	09-15-23	15,000	16,650
NXP BV (S)	4.625	06-01-23	40,000	42,300
Software 0.2%
Electronic Arts, Inc.	4.800	03-01-26	45,000	48,009
Microsoft Corp.	4.450	11-03-45	30,000	31,098
Open Text Corp. (S)	5.875	06-01-26	15,000	15,713
Technology hardware, storage and peripherals 0.2%
Diamond 1 Finance Corp. (S)	6.020	06-15-26	50,000	53,981
Diamond 1 Finance Corp. (S)	7.125	06-15-24	5,000	5,474
NCR Corp.	5.875	12-15-21	5,000	5,231
Western Digital Corp. (S)	7.375	04-01-23	10,000	11,013
Materials 0.7%				304,496
Chemicals 0.6%
Braskem Finance, Ltd. (S)	7.000	05-07-20	100,000	109,000
Koppers, Inc. (S)	6.000	02-15-25	6,000	6,210
NOVA Chemicals Corp. (S)	5.000	05-01-25	45,000	45,113

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       13

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Platform Specialty Products Corp. (S)	6.500	02-01-22	35,000	$35,722
Rain CII Carbon LLC (S)	8.250	01-15-21	20,000	20,200
The Chemours Company	6.625	05-15-23	29,000	28,783
Construction materials 0.0%
US Concrete, Inc. (S)	6.375	06-01-24	9,000	9,495
Containers and packaging 0.0%
Cascades, Inc. (S)	5.500	07-15-22	13,000	13,179
Metals and mining 0.0%
Vale Overseas, Ltd.	6.250	08-10-26	15,000	16,125
Paper and forest products 0.1%
Boise Cascade Company (S)	5.625	09-01-24	5,000	5,088
Norbord, Inc. (S)	6.250	04-15-23	15,000	15,581
Real estate 0.8%				333,284
Equity real estate investment trusts 0.8%
American Tower Corp.	4.700	03-15-22	40,000	42,690
Crown Castle Towers LLC (S)	6.113	01-15-40	100,000	108,501
Iron Mountain, Inc.	5.750	08-15-24	45,000	45,675
Iron Mountain, Inc.	6.000	08-15-23	25,000	26,500
Omega Healthcare Investors, Inc.	4.500	01-15-25	25,000	24,587
Ventas Realty LP	3.500	02-01-25	30,000	29,462
Ventas Realty LP	3.750	05-01-24	10,000	10,085
VEREIT Operating Partnership LP	4.600	02-06-24	45,000	45,784
Telecommunication services 1.7%				670,642
Diversified telecommunication services 0.6%
AT&T, Inc.	4.750	05-15-46	20,000	18,270
Cincinnati Bell, Inc. (S)	7.000	07-15-24	15,000	15,844
Frontier Communications Corp.	8.875	09-15-20	20,000	21,300
GCI, Inc.	6.875	04-15-25	15,000	15,600
Telecom Italia Capital SA	7.200	07-18-36	100,000	105,459
Verizon Communications, Inc.	4.862	08-21-46	50,000	48,092
Verizon Communications, Inc.	5.012	08-21-54	15,000	14,165
Wireless telecommunication services 1.1%
Digicel Group, Ltd. (S)	8.250	09-30-20	200,000	177,500
Digicel, Ltd. (S)	6.750	03-01-23	15,000	14,006
Millicom International Cellular SA (S)	6.625	10-15-21	200,000	209,000
T-Mobile USA, Inc.	6.125	01-15-22	15,000	15,863
T-Mobile USA, Inc.	6.250	04-01-21	15,000	15,543
Utilities 1.8%				733,100
Electric utilities 1.5%
Abengoa Transmision Sur SA (S)	6.875	04-30-43	9,979	10,228
Broadcom Corp. (S)	2.375	01-15-20	30,000	29,938

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       14

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Broadcom Corp. (S)	3.875	01-15-27	34,000	$33,824
Electricite de France SA (S)	3.625	10-13-25	15,000	15,026
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	100,000	95,125
Empresa Electrica Angamos SA (S)	4.875	05-25-29	200,000	194,125
Majapahit Holding BV (S)	7.750	01-20-20	150,000	168,300
NextEra Energy Capital Holdings, Inc.	1.649	09-01-18	10,000	9,976
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	15,000	15,142
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	35,000	38,553
Gas utilities 0.0%
AmeriGas Partners LP	5.500	05-20-25	11,000	11,275
Independent power and renewable electricity producers 0.3%
NRG Energy, Inc.	6.250	05-01-24	35,000	35,613
NRG Energy, Inc. (S)	6.625	01-15-27	20,000	19,875
NRG Yield Operating LLC	5.375	08-15-24	55,000	56,100
U.S. Government and Agency obligations 14.8%				$5,989,811
(Cost $6,031,911)
U.S. Government 11.5%				4,666,351
U.S. Treasury
Bond	2.250	08-15-46	945,000	794,908
Bond	2.750	11-15-42	275,000	260,487
Note	0.750	07-15-19	195,000	192,174
Note	1.000	10-15-19	170,000	168,161
Note	1.375	01-15-20	1,200,000	1,196,906
Note	2.000	11-15-26	405,000	389,164
Treasury Inflation Protected Security	0.125	04-15-17	230,599	231,407
Treasury Inflation Protected Security	0.125	04-15-21	203,678	206,546
Treasury Inflation Protected Security	0.125	07-15-26	130,902	128,053
Treasury Inflation Protected Security	0.250	01-15-25	652,192	648,188
Treasury Inflation Protected Security	0.375	07-15-25	178,115	179,092
Treasury Inflation Protected Security	0.375	01-15-27	88,929	88,734
Treasury Inflation Protected Security	1.250	07-15-20	171,546	182,531
U.S. Government Agency 3.3%				1,323,460
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	4.000	12-01-40	340,250	361,387
30 Yr Pass Thru	4.000	01-01-43	231,445	243,797
30 Yr Pass Thru	4.500	12-01-40	232,995	251,282
Federal National Mortgage Association
30 Yr Pass Thru	3.500	03-01-44	419,839	431,311
30 Yr Pass Thru	4.000	09-01-40	33,853	35,683

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       15

	Rate (%)	Maturity date	Par value^		Value
Foreign government obligations 0.7%					$299,607
(Cost $396,918)
Argentina 0.1%					46,869
Republic of Argentina
Bond (S)	6.875	01-26-27		10,000	9,890
Bond	8.280	12-31-33		35,051	36,979
Brazil 0.2%					86,507
Federative Republic of Brazil Note	10.000	01-01-21	BRL	275,000	86,507
Indonesia 0.0%					19,634
Republic of Indonesia Bond	8.375	09-15-26	IDR	250,000,000	19,634
Mexico 0.4%					146,597
Government of Mexico
Bond	7.750	05-29-31	MXN	1,800,000	85,580
Bond	10.000	12-05-24	MXN	1,100,000	61,017
Capital preferred securities 0.3%					$110,188
(Cost $105,601)
Financials 0.3%					110,188
Insurance 0.3%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67		35,000	43,575
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68		30,000	41,550
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67		25,000	25,063
Convertible bonds 0.0%					$14,616
(Cost $15,000)
Utilities 0.0%					14,616
Independent power and renewable electricity producers 0.0%
NRG Yield, Inc. (S)	3.250	06-01-20		15,000	14,616
Term loans (M) 1.1%					$468,782
(Cost $479,823)
Consumer discretionary 0.3%					120,815
Media 0.3%
iHeartCommunications, Inc.	7.528	01-30-19	110,259		91,309
iHeartCommunications, Inc.	8.278	07-30-19	35,461		29,506
Health care 0.4%					156,482
Health care providers and services 0.4%
National Mentor Holdings, Inc.	4.250	01-31-21	57,379		57,379
Surgery Center Holdings, Inc.	4.750	11-03-20	98,001		99,103

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       16

	Rate (%)	Maturity date	Par value^	Value
Industrials 0.4%				$191,485
Aerospace and defense 0.2%
WP CPP Holdings LLC	4.539	12-28-19	96,000	94,960
Airlines 0.2%
Delta Air Lines, Inc.	3.266	10-18-18	96,000	96,525
Collateralized mortgage obligations 1.9%				$769,526
(Cost $770,852)
Commercial and residential 1.7%				690,649
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	100,000	110,276
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	3.367	09-15-26	100,000	99,895
Series 2015-200P, Class F (P) (S)	3.596	04-14-33	25,000	23,236
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA (P) (S)	3.442	12-15-27	91,988	92,536
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2013-CR6, Class XA IO	1.465	03-10-46	284,625	10,624
Commercial Mortgage Trust (Deutsche Bank) Series 2014-FL4, Class D (P) (S)	3.217	07-13-31	50,000	49,243
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7	6.000	08-25-37	58,890	54,877
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.708	07-15-29	100,000	98,280
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.122	07-25-35	502,272	29,361
Series 2005-AR8, Class AX2 IO	2.109	05-25-35	422,687	24,328
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class F (P) (S)	4.768	06-15-29	100,000	97,993
U.S. Government Agency 0.2%				78,877
Federal Home Loan Mortgage Corp.
Series K018, Class X1 IO	1.391	01-25-22	378,969	20,826
Series K710, Class X1 IO	1.758	05-25-19	259,805	8,306
Government National Mortgage Association
Series 2012-114, Class IO	0.823	01-16-53	175,161	10,232
Series 2016-162, Class IO	0.996	09-16-58	210,734	17,478
Series 2016-174, Class IO	0.907	11-16-56	139,811	11,981
Series 2016-87, Class IO	1.008	08-16-58	128,912	10,054
Asset backed securities 2.4%				$956,121
(Cost $948,983)
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.974	10-25-35	75,000	70,952
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	39,500	39,390
Cabela's Credit Card Master Note Trust Series 2016-1, Class A1	1.780	06-15-22	50,000	49,905

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       17

	Rate (%)	Maturity date	Par value^	Value
California Republic Auto Receivables Trust Series 2016-2, Class A4	1.830	12-15-21	15,000	$14,907
Capital One Multi-Asset Execution Trust Series 2016-A3, Class A3	1.340	04-15-22	55,000	54,498
CarMax Auto Owner Trust Series 2016-2, Class A4	1.680	09-15-21	20,000	19,824
Chase Issuance Trust
Series 2015-A2, Class A2	1.590	02-18-20	45,000	45,120
Series 2016-A2, Class A	1.370	06-15-21	45,000	44,631
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A4 (S)	1.870	02-15-22	15,000	14,806
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1	1.750	11-19-21	65,000	64,480
CNH Equipment Trust Series 2016-B, Class A3	1.630	08-15-21	20,000	19,920
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B (P)	5.033	02-25-35	34,589	34,698
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	58,950	59,519
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	29,625	28,185
Ford Credit Auto Owner Trust Series 2016-C, Class A4	1.400	02-15-22	26,000	25,656
Honda Auto Receivables Owner Trust
Series 2016-2, Class A4	1.620	08-15-22	30,000	29,831
Series 2016-3, Class A4	1.330	11-18-22	80,000	79,123
Series 2016-4, Class A4	1.360	01-18-23	30,000	29,607
Huntington Auto Trust Series 2016-1, Class A4	1.930	04-15-22	55,000	54,750
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.921	09-25-36	33,472	32,479
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	15,311	15,276
Taco Bell Funding LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	29,925	30,039
Towd Point Mortgage Trust Series 2016-5, Class A1 (P) (S)	2.500	10-25-56	39,295	39,090
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	59,250	59,435
			Shares	Value
Common stocks 31.0%				$12,547,015
(Cost $11,599,190)
Consumer discretionary 6.1%				2,467,305
Auto components 0.4%
Delphi Automotive PLC			1,450	101,587
Magna International, Inc.			1,352	58,515
Automobiles 1.0%
Ford Motor Company			5,250	64,890

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       18

	Shares	Value
Consumer discretionary (continued)
Automobiles (continued)
Honda Motor Company, Ltd.	2,400	$71,421
Nissan Motor Company, Ltd.	11,900	117,729
Toyota Motor Corp.	2,300	133,752
Hotels, restaurants and leisure 0.6%
Norwegian Cruise Line Holdings, Ltd. (I)	2,903	136,441
Starbucks Corp.	2,112	116,625
Household durables 0.2%
Panasonic Corp.	3,500	36,417
Tempur Sealy International, Inc. (I)	935	40,205
Internet and direct marketing retail 0.7%
Amazon.com, Inc. (I)	256	210,811
The Priceline Group, Inc. (I)	39	61,430
Media 0.8%
Comcast Corp., Class A	882	66,520
Lions Gate Entertainment Corp., Class A	1,718	49,427
Lions Gate Entertainment Corp., Class B (I)	1,718	46,025
The Walt Disney Company	1,504	166,418
Multiline retail 0.1%
Macy's, Inc.	864	25,523
Specialty retail 1.5%
Build-A-Bear Workshop, Inc. (I)	3,682	44,184
CarMax, Inc. (I)	1,032	68,845
Lithia Motors, Inc., Class A	369	38,051
Lowe's Companies, Inc.	1,058	77,319
O'Reilly Automotive, Inc. (I)	312	81,828
RH (I)	2,027	54,770
The TJX Companies, Inc.	1,673	125,341
Tractor Supply Company	851	62,693
Williams-Sonoma, Inc.	1,388	66,915
Textiles, apparel and luxury goods 0.8%
adidas AG	257	40,556
Gildan Activewear, Inc.	3,501	91,621
Michael Kors Holdings, Ltd. (I)	961	41,140
NIKE, Inc., Class B	1,516	80,196
Ralph Lauren Corp.	1,019	90,110
Consumer staples 2.5%		1,003,330
Beverages 0.7%
Diageo PLC, ADR	215	24,086
Heineken NV	328	24,531
Molson Coors Brewing Company, Class B	577	55,692
PepsiCo, Inc.	1,143	118,621
The Coca-Cola Company	976	40,572

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       19

	Shares	Value
Consumer staples (continued)
Food and staples retailing 0.5%
CVS Health Corp.	1,157	$91,183
Koninklijke Ahold Delhaize NV	5,877	125,202
Food products 0.3%
Danone SA	519	32,535
Mondelez International, Inc., Class A	1,794	79,438
Personal products 0.2%
Pola Orbis Holdings, Inc.	1,000	95,003
Tobacco 0.8%
Altria Group, Inc.	382	27,191
British American Tobacco PLC	1,461	90,184
Japan Tobacco, Inc.	2,900	93,541
Philip Morris International, Inc.	1,098	105,551
Energy 2.0%		808,968
Energy equipment and services 0.5%
Schlumberger, Ltd.	1,265	105,866
Weatherford International PLC (I)	16,219	84,501
Oil, gas and consumable fuels 1.5%
Apache Corp.	1,496	89,491
California Resources Corp. (I)	50	1,071
Canadian Natural Resources, Ltd.	2,504	75,696
Devon Energy Corp.	1,678	76,416
EOG Resources, Inc.	673	68,363
Occidental Petroleum Corp.	1,018	68,990
Range Resources Corp.	2,175	70,340
Royal Dutch Shell PLC, A Shares	3,470	94,112
TOTAL SA	1,465	74,122
Financials 6.1%		2,463,106
Banks 4.5%
Bank of America Corp.	10,301	233,215
Barclays PLC	26,590	73,796
Citigroup, Inc.	3,208	179,103
HSBC Holdings PLC	18,738	159,852
ICICI Bank, Ltd., ADR	12,948	100,347
JPMorgan Chase & Co.	2,734	231,378
KeyCorp	3,583	64,387
Regions Financial Corp.	3,541	51,026
Seven Bank, Ltd.	8,100	23,206
Standard Chartered PLC (I)	6,549	64,130
Sumitomo Mitsui Financial Group, Inc.	1,900	74,541
SVB Financial Group (I)	536	92,315
U.S. Bancorp	3,067	161,478
UniCredit SpA	1,213	33,100

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       20

	Shares	Value
Financials (continued)
Banks (continued)
Wells Fargo & Company	4,640	$261,371
Capital markets 1.2%
Affiliated Managers Group, Inc. (I)	582	88,674
Intercontinental Exchange, Inc.	1,339	78,144
The Blackstone Group LP	3,848	117,864
The Charles Schwab Corp.	1,669	68,830
The Goldman Sachs Group, Inc.	622	142,637
Consumer finance 0.2%
Discover Financial Services	1,107	76,693
Insurance 0.2%
Dai-ichi Life Holdings, Inc.	4,800	87,019
Health care 4.3%		1,753,701
Biotechnology 1.4%
Alexion Pharmaceuticals, Inc. (I)	388	50,704
Amgen, Inc.	537	84,137
Biogen, Inc. (I)	582	161,354
Celgene Corp. (I)	623	72,361
Gilead Sciences, Inc.	2,057	149,030
Shire PLC, ADR	387	64,942
Health care equipment and supplies 0.7%
Danaher Corp.	955	80,144
Globus Medical, Inc., Class A (I)	1,404	37,009
Medtronic PLC	1,037	78,833
Stryker Corp.	419	51,759
Zimmer Biomet Holdings, Inc.	331	39,167
Life sciences tools and services 0.4%
PAREXEL International Corp. (I)	933	66,140
Thermo Fisher Scientific, Inc.	611	93,110
Pharmaceuticals 1.8%
Allergan PLC (I)	628	137,463
Bristol-Myers Squibb Company	879	43,212
GlaxoSmithKline PLC	1,744	33,703
Johnson & Johnson	1,270	143,828
Merck & Company, Inc.	1,520	94,225
Novartis AG	691	51,015
Pfizer, Inc.	5,325	168,962
Roche Holding AG	222	52,603
Industrials 2.0%		795,703
Aerospace and defense 0.7%
Cobham PLC	30,395	52,011
General Dynamics Corp.	404	73,156

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       21

	Shares	Value
Industrials (continued)
Aerospace and defense (continued)
Lockheed Martin Corp.	97	$24,379
Safran SA	702	47,586
United Technologies Corp.	745	81,704
Airlines 0.1%
Southwest Airlines Company	872	45,614
Building products 0.3%
American Woodmark Corp. (I)	717	51,050
Fortune Brands Home & Security, Inc.	862	47,522
Industrial conglomerates 0.5%
Honeywell International, Inc.	746	88,267
Koninklijke Philips NV	2,148	63,028
Rheinmetall AG	681	52,261
Machinery 0.3%
Fortive Corp.	1,191	65,874
Hoshizaki Corp.	600	48,895
Road and rail 0.1%
Union Pacific Corp.	510	54,356
Information technology 6.1%		2,492,106
Communications equipment 0.3%
Cisco Systems, Inc.	4,188	128,655
Internet software and services 1.2%
Alphabet, Inc., Class A (I)	274	224,732
Alphabet, Inc., Class C (I)	48	38,246
eBay, Inc. (I)	3,162	100,646
Facebook, Inc., Class A (I)	916	119,373
IT services 0.7%
Automatic Data Processing, Inc.	1,001	101,091
PayPal Holdings, Inc. (I)	929	36,956
Visa, Inc., A Shares	1,745	144,329
Semiconductors and semiconductor equipment 0.8%
Applied Materials, Inc.	1,729	59,218
Broadcom, Ltd.	349	69,626
Microchip Technology, Inc.	644	43,373
NXP Semiconductors NV (I)	417	40,803
QUALCOMM, Inc.	1,446	77,260
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	1,583	48,931
Software 1.5%
Adobe Systems, Inc. (I)	719	81,520
Electronic Arts, Inc. (I)	1,338	111,629
Microsoft Corp.	4,267	275,862
Oracle Corp.	967	38,786

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       22

	Shares	Value
Information technology (continued)
Software (continued)
salesforce.com, Inc. (I)	318	$25,154
Synchronoss Technologies, Inc. (I)	1,481	57,048
Technology hardware, storage and peripherals 1.6%
Apple, Inc.	3,186	386,621
Lenovo Group, Ltd.	108,000	70,742
Samsung Electronics Company, Ltd., GDR	112	95,740
Seagate Technology PLC	2,564	115,765
Materials 0.7%		285,227
Chemicals 0.2%
Akzo Nobel NV	628	42,619
The Sherwin-Williams Company	147	44,660
Containers and packaging 0.3%
Amcor, Ltd.	5,924	64,299
Avery Dennison Corp.	503	36,729
Metals and mining 0.2%
Agnico Eagle Mines, Ltd.	628	29,956
Franco-Nevada Corp.	535	34,796
Freeport-McMoRan, Inc. (I)	1,932	32,168
Telecommunication services 1.2%		477,569
Diversified telecommunication services 0.9%
Koninklijke KPN NV	30,467	87,775
Nippon Telegraph & Telephone Corp.	4,200	185,524
Telefonica SA	8,046	77,846
Wireless telecommunication services 0.3%
KDDI Corp.	2,100	56,424
Vodafone Group PLC	28,577	70,000
Preferred securities 0.6%		$248,202
(Cost $251,307)
Financials 0.5%		187,783
Banks 0.2%
Regions Financial Corp., 6.375%	383	9,782
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%)	1,700	43,197
Wells Fargo & Company, Series L, 7.500%	18	21,619
Capital markets 0.1%
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%)	1,200	30,732
Consumer finance 0.1%
Discover Financial Services, 6.500%	1,100	28,380
Diversified financial services 0.1%
GMAC Capital Trust I, 6.691% (P)	2,104	54,073

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       23

	Shares	Value
Utilities 0.1%		$60,419
Electric utilities 0.0%
Exelon Corp., 6.500%	364	18,043
Multi-utilities 0.1%
Dominion Resources, Inc., 6.750%	835	42,376
Investment companies 17.6%		$7,119,210
(Cost $6,810,560)
Exchange-traded funds 17.6%		7,119,210
Energy Select Sector SPDR Fund	974	71,005
Financial Select Sector SPDR Fund	17,915	417,599
iShares Global Infrastructure ETF	1,888	74,991
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,550	651,293
iShares MSCI Austria Capped ETF	14,750	257,388
iShares MSCI Emerging Markets ETF	2,751	102,722
iShares MSCI India ETF	7,820	221,775
iShares MSCI India Small-Cap ETF	3,125	111,094
iShares MSCI Netherlands ETF	6,850	169,469
iShares MSCI South Korea Capped ETF	9,005	521,209
iShares MSCI Taiwan Capped ETF	17,085	538,519
iShares TIPS Bond ETF	324	36,994
iShares Transportation Average ETF	2,295	379,593
iShares U.S. Oil & Gas Exploration & Production ETF	2,195	140,063
Materials Select Sector SPDR Fund	1,737	90,255
PowerShares DB Agriculture Fund (I)	1,765	36,006
PowerShares DB Base Metals Fund (I)	3,798	61,983
PowerShares DB Commodity Index Tracking Fund (I)	3,551	55,928
PowerShares DB Energy Fund (I)	5,207	68,420
PowerShares DB Gold Fund (I)	2,478	96,493
PowerShares S&P 500 Quality Portfolio	22,020	580,007
SPDR Bloomberg Barclays High Yield Bond ETF	4,770	176,061
SPDR S&P China ETF	2,850	220,248
SPDR S&P Global Natural Resources ETF	3,732	161,558
SPDR S&P Homebuilders ETF	10,675	368,288
VanEck Vectors Oil Services ETF	3,693	123,198
Vanguard Dividend Appreciation ETF	5,545	480,641
Vanguard Global ex-U.S. Real Estate ETF	1,023	52,408
Vanguard Information Technology ETF	5,310	672,989
Vanguard REIT ETF	665	54,776
Vanguard Telecommunication Services ETF	1,030	103,546
WisdomTree Japan Hedged Equity Fund	455	22,691

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       24

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.7%				$1,499,665
(Cost $1,499,557)
Commercial paper 3.7%				1,499,665
BASF SE	0.690	02-07-17	250,000	249,967
Caisse Centrale Desjardins	0.780	02-07-17	250,000	249,958
Chariot Funding LLC	0.750	02-03-17	250,000	249,986
Macquarie Bank, Ltd.	0.800	02-13-17	250,000	249,933
Philip Morris International	0.800	02-13-17	250,000	249,939
Thunder Bay Funding LLC	0.750	02-22-17	250,000	249,882
Total investments (Cost $38,009,485)† 96.9%				$39,263,586
Other assets and liabilities, net 3.1%				$1,236,968
Total net assets 100.0%				$40,500,554

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
IDR	Indonesian Rupiah
MXN	Mexican Peso
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,037,100 or 12.4% of the fund's net assets as of 1-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $37,981,231. Net unrealized appreciation aggregated to $1,282,355, of which $2,732,173 related to appreciated investment securities and $1,449,818 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       25

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Investments, at value (Cost $38,009,485)	$39,263,586
Cash	834,128
Foreign currency, at value (Cost $30,978)	30,442
Cash held at broker for futures contracts	279,317
Receivable for investments sold	103,132
Unrealized appreciation on forward foreign currency contracts	40,854
Dividends and interest receivable	172,206
Other receivables and prepaid expenses	170
Total assets	40,723,835
Liabilities
Payable for investments purchased	123,644
Unrealized depreciation on forward foreign currency contracts	49,156
Payable for futures variation margin	10,223
Payable to affiliates
Accounting and legal services fees	581
Transfer agent fees	4,157
Trustees' fees	146
Other liabilities and accrued expenses	35,374
Total liabilities	223,281
Net assets	$40,500,554
Net assets consist of
Paid-in capital	$40,130,581
Undistributed net investment income	26,250
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(821,435)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	1,165,158
Net assets	$40,500,554

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($30,727,993 ÷ 3,048,222 shares)[1]	$10.08
Class I ($9,772,561 ÷ 968,443 shares)	$10.09
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.61

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       26

STATEMENT OF OPERATIONS  For the six months ended 1-31-17 (unaudited)

Investment income
Interest	$453,917
Dividends	210,107
Less foreign taxes withheld	(3,252)
Total investment income	660,772
Expenses
Investment management fees	201,886
Distribution and service fees	45,960
Accounting and legal services fees	2,575
Transfer agent fees	24,593
Trustees' fees	383
Printing and postage	9,107
Professional fees	23,279
Custodian fees	16,783
Other	4,249
Total expenses	328,815
Less expense reductions	(1,532)
Net expenses	327,283
Net investment income	333,489
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(7,840)
Futures contracts	(286,233)
(294,073)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	384,850
Futures contracts	179,894
564,744
Net realized and unrealized gain	270,671
Increase in net assets from operations	$604,160

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       27

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$333,489	$677,295
Net realized loss	(294,073)	(440,458)
Change in net unrealized appreciation (depreciation)	564,744	(582,250)
Increase (decrease) in net assets resulting from operations	604,160	(345,413)
Distributions to shareholders
From net investment income
Class A	(481,260)	(676,620)
Class I	(181,605)	(234,406)
From net realized gain
Class A	—	(26,880)
Class I	—	(8,124)
Total distributions	(662,865)	(946,030)
From fund share transactions	662,865	420,639
Total increase (decrease)	604,160	(870,804)
Net assets
Beginning of period	39,896,394	40,767,198
End of period	$40,500,554	$39,896,394
Undistributed net investment income	$26,250	$355,626

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       28

Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$10.09		$10.43	$10.92	$11.07	$11.04	$10.00
Net investment income[3]	0.08		0.17	0.21	0.31	0.39	0.32
Net realized and unrealized gain (loss) on investments	0.07		(0.27)	(0.10)	0.42	0.24	0.84
Total from investment operations	0.15		(0.10)	0.11	0.73	0.63	1.16
Less distributions
From net investment income	(0.16)		(0.23)	(0.32)	(0.35)	(0.42)	(0.10)
From net realized gain	—		(0.01)	(0.28)	(0.53)	(0.18)	(0.02)
Total distributions	(0.16)		(0.24)	(0.60)	(0.88)	(0.60)	(0.12)
Net asset value, end of period	$10.08		$10.09	$10.43	$10.92	$11.07	$11.04
Total return (%)[4,5]	1.51	[6]	(0.96)	1.07	6.89	5.81	11.65	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$31		$30	$31	$33	$33	$33
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	1.70	[8]	1.77	1.66	1.62	1.23	1.35	[8]
Expenses including reductions[7]	1.70	[8]	1.70	1.66	1.60	1.14	1.17	[8]
Net investment income	1.58	[8]	1.67	1.93	2.87	3.50	3.60	[8]
Portfolio turnover (%)	33		55	62	119	40	21

1	Six months ended 1-31-17. Unaudited.
2	Period from 9-30-11 (commencement of operations) to 7-31-12.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.09% - 0.89%, 0.09% - 0.89%, 0.10% - 0.93%, 0.10%-1.01%, and 0.74%-1.42% for the years ended 1-31-17, 7-31-16, 7-31-15, 7-31-14, and 7-31-13, respectively.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       29

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$10.12		$10.46	$10.95	$11.10	$11.06	$10.00
Net investment income[3]	0.10		0.20	0.24	0.35	0.43	0.35
Net realized and unrealized gain (loss) on investments	0.06		(0.27)	(0.10)	0.42	0.25	0.84
Total from investment operations	0.16		(0.07)	0.14	0.77	0.68	1.19
Less distributions
From net investment income	(0.19)		(0.26)	(0.35)	(0.39)	(0.46)	(0.11)
From net realized gain	—		(0.01)	(0.28)	(0.53)	(0.18)	(0.02)
Total distributions	(0.19)		(0.27)	(0.63)	(0.92)	(0.64)	(0.13)
Net asset value, end of period	$10.09		$10.12	$10.46	$10.95	$11.10	$11.06
Total return (%)[4]	1.61	[5]	(0.63)	1.40	7.19	6.30	11.96	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$10		$10	$9	$10	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	1.39	[7]	1.45	1.35	1.30	0.86	0.95	[7]
Expenses including reductions[6]	1.38	[7]	1.39	1.35	1.28	0.77	0.78	[7]
Net investment income	1.89	[7]	1.98	2.24	3.19	3.87	3.99	[7]
Portfolio turnover (%)	33		55	62	119	40	21

1	Six months ended 1-31-17. Unaudited.
2	Period from 9-30-11 (commencement of operations) to 7-31-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.09% - 0.89%, 0.09% - 0.89%, 0.10% - 0.93%, 0.10%-1.01%, and 0.74%-1.42% for the years ended 1-31-17, 7-31-16, 7-31-15, 7-31-14, and 7-31-13, respectively.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$9,240,843	—	$9,240,843	—
U.S. Government and Agency obligations	5,989,811	—	5,989,811	—
Foreign government obligations	299,607	—	299,607	—
Capital preferred securities	110,188	—	110,188	—
Convertible bonds	14,616	—	14,616	—
Term loans	468,782	—	468,782	—
Collateralized mortgage obligations	769,526	—	769,526	—
Asset backed securities	956,121	—	956,121	—
Common stocks	12,547,015	$9,850,195	2,696,820	—
Preferred securities	248,202	248,202	—	—
Investment companies	7,119,210	7,119,210	—	—
Short-term investments	1,499,665	—	1,499,665	—
Total investments in securities	$39,263,586	$17,217,607	$22,045,979	—
Other financial instruments:
Futures	($81,879)	($90,307)	$8,428	—
Forward foreign currency contracts	(8,302)	—	(8,302)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $1,280.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       33

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, partnerships, amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fundo's custodian and is noted in the accompanying fund of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearing house. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       34

contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2017, the fund used futures contracts to maintain diversity and liquidity of the fund, manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. During the six months ended January 31, 2017, the fund held futures contracts with notional values ranging from $8.2 million to $10.3 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
CME E-mini Technology Sector Futures	6	Long	Mar 2017	$291,613	$300,600	$8,987
CME E-mini Financial Sector Futures	8	Long	Mar 2017	580,021	573,200	(6,821)
Mini TPX Index Futures	9	Long	Mar 2017	117,970	120,919	2,949
Nikkei 225 Futures	1	Long	Mar 2017	162,619	168,098	5,479
5-Year U.S. Treasury Note Futures	1	Short	Mar 2017	(117,818)	(117,867)	(49)
10-Year U.S. Treasury Note Futures	5	Short	Mar 2017	(622,407)	(622,344)	63
CME E-mini Industrial Sector Futures	5	Short	Mar 2017	(316,659)	(316,500)	159
CME E-mini Utilities Sector Futures	4	Short	Mar 2017	(191,232)	(197,960)	(6,728)
Euro STOXX 50 Index Futures	3	Short	Mar 2017	(103,174)	(104,733)	(1,559)
Euro STOXX 50 Index Futures	10	Short	Mar 2017	(351,169)	(349,110)	2,059
German Euro BUND Futures	3	Short	Mar 2017	(523,208)	(525,058)	(1,850)
Mini MSCI EAFE Index Futures	3	Short	Mar 2017	(252,893)	(259,260)	(6,367)
Mini MSCI Emerging Markets Index Futures	28	Short	Mar 2017	(1,230,256)	(1,281,140)	(50,884)
S&P 500 Index E-Mini Futures	4	Short	Mar 2017	(450,922)	(454,900)	(3,978)
S&P 500 Index E-Mini Futures	25	Short	Mar 2017	(2,819,786)	(2,843,125)	(23,339)
						($81,879)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased. During the six months ended January 31, 2017, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $3.0 million to $7.2 million, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	105,850	USD	80,000	Goldman Sachs Bank USA	3/15/2017	$1,379	—	$1,379

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       35

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	587,181	USD	447,122	Royal Bank of Canada	3/15/2017	4,312	—	4,312
KRW	253,485,000	USD	215,000	State Street Bank and Trust Company	3/15/2017	3,211	—	3,211
MXN	2,052,339	USD	95,000	State Street Bank and Trust Company	3/15/2017	2,840	—	2,840
NOK	1,550,166	USD	180,000	Goldman Sachs Bank USA	3/15/2017	8,006	—	8,006
NOK	2,019,152	USD	238,881	State Street Bank and Trust Company	3/15/2017	6,003	—	6,003
SEK	2,221,500	USD	250,000	Citibank N.A.	3/15/2017	4,479	—	4,479
SEK	2,172,104	USD	238,639	State Street Bank and Trust Company	3/15/2017	10,182	—	10,182
USD	616,412	AUD	825,440	Australia and New Zealand Banking Group	3/15/2017	—	($8,990)	(8,990)
USD	95,000	AUD	129,650	Goldman Sachs Bank USA	3/15/2017	—	(3,231)	(3,231)
USD	130,000	CAD	172,424	Royal Bank of Canada	3/15/2017	—	(2,562)	(2,562)
USD	583,141	EUR	545,621	JPMorgan Chase Bank N.A.	3/15/2017	—	(6,892)	(6,892)
USD	550,000	EUR	514,849	State Street Bank and Trust Company	3/15/2017	—	(6,755)	(6,755)
USD	175,362	INR	11,938,670	Royal Bank of Canada	3/15/2017	348	—	348
USD	274,192	JPY	31,506,488	Goldman Sachs Bank USA	3/15/2017	—	(5,247)	(5,247)
USD	466,260	KRW	549,204,300	State Street Bank and Trust Company	3/15/2017	—	(6,520)	(6,520)
USD	3,507	MXN	71,606	State Street Bank and Trust Company	3/15/2017	94	—	94
USD	595,081	TWD	18,912,845	State Street Bank and Trust Company	3/15/2017	—	(8,959)	(8,959)
						$40,854	($49,156)	($8,302)

Currency abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
EUR	Euro	SEK	Swedish Krona
INR	Indian Rupee	TWD	New Zealand Dollar
JPY	Japanese Yen	USD	US Dollar
KRW	Korean Won

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$19,633	($99,676)
Interest rate	Receivable/payable for futures	Futures†	63	(1,899)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	40,854	(49,156)
			$60,550	($150,731)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       36

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Total
Interest rate	$21,618	—	$21,618
Equity	(307,851)	—	(307,851)
Foreign currency	—	$17,534	17,534
Total	($286,233)	$17,534	($268,699)

*Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Interest rate	$15,355	—	$15,355
Equity	164,539	—	164,539
Foreign currency	—	$20,731	20,731
Total	$179,894	$20,731	$200,625

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund's average daily net assets and (b) 0.95% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees. .

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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The advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount equal to the amount by which the expenses of Class A and Class I shares exceed 1.70% and 1.39%, respectively, of average annual net assets (on an annualized basis). For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement may be terminated at any time by the advisor upon notice to the fund.

The expense reductions described above amounted to $1,163 and $369 for Class A and Class I shares, respectively, for the six months ended January 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 0.99% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to up-front sales changes. For the six months ended January 31, 2017, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$45,960	$19,087
Class I	—	5,506
Total	$45,960	$24,593

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       38

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

	Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	48,222	481,260	—	—
Net increase	48,222	$481,260	—	—
Class I shares
Sold	—	—	43,359	$418,840
Distributions reinvested	18,178	181,605	182	1,799
Net increase	18,178	$181,605	43,541	$420,639
Total net increase	66,400	$662,865	43,541	$420,639

There were no fund share transactions for Class A for the year ended July 31, 2016.

Affiliates of the fund owned 100% of shares of the fund of Class A and Class I on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $7,563,613 and $8,458,223, respectively, for the six months ended January 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $5,592,145 and $3,727,559, respectively, for the six months ended January 31, 2017.

Note 8 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392SA 1/17 3/17

John Hancock

Global Absolute Return Strategies Fund

Semiannual report 1/31/17

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize the end of 2016 and the beginning of 2017. Donald Trump's victory in November's presidential election sent both U.S. equity prices and bond yields sharply higher. The S&P 500 Index, NASDAQ, and Dow Jones Industrial Average each set new all-time highs in the final weeks of the year, and stocks continued to rally in January.

In the fixed-income space, yields on 10-year U.S. Treasuries jumped dramatically higher postelection, finishing the year at 2.45%, more than 100 basis points higher than their July 2016 lows. The U.S. Federal Reserve raised short-term interest rates in December and hinted at multiple rate increases in 2017, which will put further upward pressure on yields.

Overseas, the challenges are more significant. Of note, several European countries will hold elections this year that may ultimately determine the fate of the European Union. Coupled with the near certainty of rising interest rates here in the United States, advisors and investors are rightly concerned that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of alternative noncorrelated strategies, risk management, and professional financial guidance.

One of your best resources for dealing with market uncertainty is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views, which are subject to change at any time. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
43	Financial statements
47	Financial highlights
53	Notes to financial statements
73	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17 (%)

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

Prior to January 1, 2017, the fund compared its performance to the Bank of America Merrill Lynch USD 1-Month LIBID Average Index; after this date, the fund added the Bank of America Merrill Lynch USD 6-Month LIBOR Constant Maturity Index as the primary benchmark, to better reflect the universe of investment opportunities based on the fund's investment strategy.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Positive absolute return for the period

The fund was up as its underlying strategies delivering positive returns offset those delivering negative returns.

Contributors included U.S. equity banks versus consumer staples

A relative value U.S. equity strategy combining long exposure to the banking industry with short exposure to the consumer staples sector was the fund's leading contributor.

Short exposure to U.S. small-cap equity detracted

U.S. small-cap equity prices were up, outpacing the information technology sector and the broader market as a whole, causing two of the fund's relative value strategies to post losses.

PORTFOLIO ALLOCATION AS OF 1/31/17 (%)

Common stocks	40.7	Corporate bonds	19.7
Financials	14.6	U.S. Government	16.8
Real estate	8.0	Purchased options	1.3
Industrials	3.6	Foreign government obligations	0.1
Consumer discretionary	2.9	Short-term investments and other	21.4
Health care	2.3	Time deposits	9.1
Consumer staples	2.2	Certificate of deposit	6.5
Information technology	2.1	Commercial paper	2.4
Energy	1.5	Money market funds	1.5
Materials	1.3	Other assets and liabilities, net	1.9
Telecommunication services	1.1	TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the fund's objective will be achieved. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund's investments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited

Guy Stern, CFA
Portfolio Manager
Standard Life Investments

What was the global capital market and macroeconomic environment like for the six months ended January 31, 2017?

The period saw a continuation of an extended global equity rally, partially fueled by expectations of stronger fiscal stimulus-led economic growth in the United States. The U.S. stock market's rise masked a significant degree of dispersion within its different segments. Many cyclically sensitive shares rose sharply, while sectors with more defensively oriented characteristics—such as telecommunication services, utilities, and consumer staples—suffered losses.

The financials sector was among the chief beneficiaries in this environment. The smaller-cap portion of the U.S. equity market also posted double-digit percentage gains. Oil prices rose, too, along with inflation expectations and interest rates. Meanwhile, gold, global government debt, and real estate investment trust (REIT) prices declined.

How did the fund perform, both in absolute and relative terms?

The fund's Class A shares, excluding sales charges, were up 1.21%. By comparison, the fund's benchmark, the Bank of America Merrill Lynch USD 6-Month LIBOR Constant Maturity Index, was up 0.53%. The MSCI World Index, a more broad representation of global developed-market stocks and an additional point of reference, was up 5.20%.

Which of the fund's underlying strategies was the strongest performer?

The fund's U.S. equity banks versus consumer staples relative strategy was the most significant positive contributor to performance. The strategy seeks to exploit a significant dispersion in earnings growth and valuation within the U.S. equity market: Banks, which we view as cheap relative to their potential earning power, and consumer staples, which we see as expensive, remain at opposite extremes of the range. With the progression of the business cycle, financials historically tend to outperform consumer staples in a broadly rising market, a development that did indeed play out during this particular period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       4

"The fund's U.S. equity banks versus consumer staples relative strategy was the most significant positive contributor to performance."

Rebounding business and consumer confidence lifted expectations of higher loan demand and increased merger-and-acquisition activity, generally a boon to investment banks in particular. Meanwhile, rising yields and weaker earnings reduced expectations that consumer staples companies could maintain their share buyback programs.

What were a few of the other strategies that also contributed to the positive performance?

Treasury Inflation-Protected Securities (TIPS) also played a positive role in the fund's performance for the period. More specifically, the fund's U.S. real versus nominal steepener strategy—which essentially pairs long exposure to the TIPS market with short exposure to the nominal U.S. Treasury market—was up, benefiting from rising inflation expectations in the United States. This strategy tends to do well when real, or inflation-adjusted, interest rates remain steady while nominal interest rates rise.

Long allocations to European equity and high-yield credit market returns strategies were positive, as were the long U.S. dollar directional currency strategies. The fund's U.K. versus French duration relative value strategy, a position initiated midway through the period, was also positive.

PORTFOLIO COMPOSITION AS OF 1/31/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       5

"In our view, a broad-based risk asset rally is likely to continue over the next year or two, and the fund's combination of underlying strategies is designed to benefit from those potential rewards ..."

What were the detractors from performance for the period?

The fund's U.S. equity technology versus small-cap strategy was the most significant detractor from performance versus its benchmark for the period, as U.S. small-cap equity outpaced most other asset classes, including the information technology sector. For similar reasons, the fund's U.S. equity large-cap versus small-cap strategy also weighed on performance.

We closed both of these strategies prior to the end of the period, as we felt that the investment thesis behind each had been weakened by recent developments, including those linked to Donald Trump's presidential election victory in the United States. Although strategies with short exposure to small-cap stocks tend to provide some measure of protection during periods of stress in the equity markets, this benefit would likely be offset by substantial fiscal stimulus, an outcome that now seems more likely than when we initiated the positions.

Additionally, the fund's U.K. versus German duration strategy declined, as did an allocation to global REITs. A long position in the Japanese yen, set against the Korean won, also fared poorly for the period.

COUNTRY COMPOSITION AS OF 1/31/17 (%)

United States	53.6
France	9.4
Germany	5.9
United Kingdom	5.7
Switzerland	3.8
Belgium	3.4
Japan	2.7
Denmark	2.1
Netherlands	2.0
Canada	1.6
Other countries	9.8
TOTAL	100.0
As a percentage of net assets.
The percentages above do not reflect country exposure gained through certain currency derivatives.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       6

What were a few of the strategy changes you made within the fund over the course of the period?

Early in the period, we modified the fund's outright short U.S. duration strategy by combining it with a long Australian duration position, creating an Australian versus U.S. duration relative value strategy. Implemented with futures, this position is designed to benefit when interest rates in the United States rise more than—or fall less than—those in Australia.

Later in the period, we introduced a relative value strategy—emerging markets versus Brazilian equity—into the fund. This pairing is designed to express our view that Brazilian equities are likely to underperform the broader emerging-market equity universe over the medium term. Following a recent rally, Brazilian equities look expensive relative to their own historical averages and relative to other emerging markets now. The strategy seeks to benefit from a reduction in the current valuation dispersion.

How was the fund positioned at the end of the period?

The fund closed the period with meaningful equity exposure to benefit from a reflationary expansion. Key market returns strategies include those emphasizing European equity and global REITs. The fund also continued to hold a range of credit, currency, and relative interest-rate strategies.

We've seen global economic growth and inflation begin to accelerate, driven by a shift in emphasis from monetary to fiscal stimulus in the United States. In our view, a broad-based risk asset rally is likely to continue over the next year or two, and the fund's combination of underlying strategies is designed to benefit from those potential rewards while providing a sufficient balance to offset some of the potential risks.

MANAGED BY

Guy Stern, CFA On the fund since inception Investing since 1983

The views expressed in this report are exclusively those of Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JANUARY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	-6.76	0.86	1.71	-3.85	4.38	9.08
Class C2	-3.51	1.20	2.03	-0.19	6.14	10.84
Class I3	-1.66	2.25	3.08	1.30	11.77	16.80
Class R2[3,4]	-2.05	1.67	2.51	1.11	8.66	13.55
Class R6[2,4]	-1.46	2.31	3.14	1.40	12.07	17.18
Class NAV[4]	-1.46	2.35	3.17	1.41	12.32	17.38
Index 1†	0.87	0.55	0.56	0.53	2.80	2.92
Index 2†	0.39	0.16	0.16	0.23	0.80	0.82
Index 3†	17.81	10.48	11.97	5.20	64.62	78.53

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.64	2.34	1.32	1.73	1.23	1.21
Net (%)	1.64	2.34	1.32	1.73	1.21	1.21

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index; Index 2 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 3 is the MSCI World Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in three separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,5	12-19-11	11,084	11,084	10,292	10,082	17,853
Class I3	12-19-11	11,680	11,680	10,292	10,082	17,853
Class R2[3,4]	12-19-11	11,355	11,355	10,292	10,082	17,853
Class R6[2,3]	12-19-11	11,718	11,718	10,292	10,082	17,853
Class NAV[3]	12-19-11	11,738	11,738	10,292	10,082	17,853

The Bank of America Merrill Lynch U.S. Dollar 6-Month LIBOR Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market-capitalization weighted index that is designed to measure equity market performance of developed markets.

Prior to January 1, 2017, the fund compared its performance to the Bank of America Merrill Lynch USD 1-Month LIBID Average Index; after this date, the fund added the Bank of America Merrill Lynch USD 6-Month LIBOR Constant Maturity Index as the primary benchmark, to better reflect the universe of investment opportunities based on the fund's investment strategy.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C and Class R6 shares were first offered on 8-1-12 and 3-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares, which have lower expenses than Class R2. Had the returns reflected Class R2 expenses, returns would be lower.
5	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at January 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on August 1, 2016, with the same investment held until January 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 8-1-2016	Ending value on 1-31-2017	Expenses paid during period ended 1-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,012.10	$8.27	1.63%
	Hypothetical example for comparison purposes	1,000.00	1,017.00	8.29	1.63%
Class C	Actual expenses/actual returns	1,000.00	1,008.10	11.79	2.33%
	Hypothetical example for comparison purposes	1,000.00	1,013.50	11.83	2.33%
Class I	Actual expenses/actual returns	1,000.00	1,013.00	6.70	1.32%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.72	1.32%
Class R2	Actual expenses/actual returns	1,000.00	1,011.10	8.62	1.70%
	Hypothetical example for comparison purposes	1,000.00	1,016.60	8.64	1.70%
Class R6	Actual expenses/actual returns	1,000.00	1,014.00	6.14	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.16	1.21%
Class NAV	Actual expenses/actual returns	1,000.00	1,014.10	6.14	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,019.10	6.16	1.21%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       11

Fund's investments

As of 1-31-17 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 19.7%					$1,251,450,625
(Cost $1,262,352,603)
Australia 0.3%					18,648,371
APT Pipelines, Ltd.	1.375	03-22-22	EUR	260,000	284,206
APT Pipelines, Ltd.	2.000	03-22-27	EUR	400,000	424,733
Australia Pacific Airports Melbourne Pty, Ltd.	1.750	10-15-24	EUR	400,000	450,663
BHP Billiton Finance USA, Ltd.	5.000	09-30-43		6,310,000	7,014,915
CNOOC Curtis Funding No 1 Pty, Ltd.	2.750	10-03-20	EUR	650,000	752,740
Commonwealth Bank of Australia (S)	4.500	12-09-25		2,096,000	2,155,264
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22		1,323,000	1,534,680
National Australia Bank, Ltd. (2.000% to 11-12-19, then 5 Year Euro Swap Rate + 1.650%)	2.000	11-12-24	EUR	564,000	622,954
Rio Tinto Finance USA, Ltd.	5.200	11-02-40		1,304,000	1,461,438
Santos Finance, Ltd. (8.250% to 9-22-17, then 3 month EURIBOR + 6.851%)	8.250	09-22-70	EUR	2,350,000	2,624,004
Scentre Group Trust 1	1.375	03-22-23	EUR	400,000	442,903
Scentre Group Trust 1	1.500	07-16-20	EUR	500,000	559,500
Scentre Group Trust 2	3.250	09-11-23	EUR	260,000	320,371
Austria 0.0%					339,579
UniCredit Bank Austria AG	2.500	05-27-19	EUR	300,000	339,579
Belgium 0.1%					6,221,071
Anheuser-Busch InBev SA	0.875	03-17-22	EUR	900,000	991,332
Anheuser-Busch InBev SA	1.500	03-17-25	EUR	1,100,000	1,220,223
Anheuser-Busch InBev SA	2.000	03-17-28	EUR	2,100,000	2,345,605
Anheuser-Busch InBev SA	2.750	03-17-36	EUR	400,000	454,876
Belfius Bank SA	2.250	09-26-18	EUR	600,000	671,292
KBC Groep NV (1.875% to 3-11-22, then 5 Year Euro Swap Rate + 1.500%)	1.875	03-11-27	EUR	500,000	537,743
Bermuda 0.0%					807,705
Fly Leasing, Ltd.	6.750	12-15-20		772,000	807,705
Brazil 0.0%					2,526,157
Marfrig Holdings Europe BV (S)	8.000	06-08-23		1,883,000	1,984,682
Vale SA	4.375	03-24-18	EUR	480,000	541,475
Canada 0.6%					37,628,234
Air Canada 2013-1 Class B Pass Through Trust (S)	5.375	05-15-21		557,135	568,278
Burlington Resources Finance Company	7.200	08-15-31		1,021,000	1,329,434
Cascades, Inc. (S)	5.500	07-15-22		1,170,000	1,186,088
Cascades, Inc. (S)	5.750	07-15-23		260,000	262,925
Enbridge, Inc.	5.500	12-01-46		1,884,000	2,036,572

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       12

	Rate (%)	Maturity date	Par value^		Value
Canada (continued)
First Quantum Minerals, Ltd. (S)	7.000	02-15-21		1,774,000	$1,813,915
First Quantum Minerals, Ltd. (S)	7.250	05-15-22		800,000	818,000
Great-West Lifeco, Inc.	2.500	04-18-23	EUR	1,060,000	1,238,616
Hudbay Minerals, Inc. (S)	7.250	01-15-23		47,000	49,703
Hudbay Minerals, Inc. (S)	7.625	01-15-25		47,000	50,290
Mattamy Group Corp. (S)	6.875	12-15-23		1,263,000	1,300,890
Mercer International, Inc.	7.000	12-01-19		420,000	435,225
Mercer International, Inc.	7.750	12-01-22		1,433,000	1,533,310
New Red Finance, Inc. (S)	6.000	04-01-22		2,270,000	2,363,683
NOVA Chemicals Corp. (S)	5.250	08-01-23		1,691,000	1,750,185
Open Text Corp. (S)	5.625	01-15-23		885,000	920,400
Open Text Corp. (S)	5.875	06-01-26		709,000	742,678
Rogers Communications, Inc.	5.000	03-15-44		6,802,000	7,165,635
Rogers Communications, Inc.	5.450	10-01-43		2,161,000	2,419,350
Royal Bank of Canada	4.650	01-27-26		2,925,000	3,078,165
Teck Resources, Ltd.	3.750	02-01-23		490,000	475,913
Teck Resources, Ltd.	4.750	01-15-22		500,000	512,500
Total Capital Canada, Ltd.	1.125	03-18-22	EUR	300,000	335,253
TransCanada PipeLines, Ltd.	6.100	06-01-40		467,000	577,954
TransCanada PipeLines, Ltd.	7.625	01-15-39		3,250,000	4,663,272
Cayman Islands 0.1%					3,241,358
China Overseas Land International Cayman, Ltd.	1.750	07-15-19	EUR	140,000	155,430
IPIC GMTN, Ltd.	2.375	05-30-18	EUR	100,000	111,058
IPIC GMTN, Ltd.	5.875	03-14-21	EUR	830,000	1,086,525
Park Aerospace Holdings, Ltd. (S)	5.250	08-15-22		650,000	666,250
Park Aerospace Holdings, Ltd. (S)	5.500	02-15-24		378,000	388,395
Tecnoglass, Inc. (S)	8.200	01-31-22		840,000	833,700
Denmark 0.1%					4,515,535
Danske Bank A/S (3.875% to 10-4-18, then 5 Year Euro Swap Rate + 2.625%)	3.875	10-04-23	EUR	200,000	227,842
DONG Energy A/S	4.875	01-12-32	GBP	1,200,000	1,851,672
DONG Energy A/S (4.875% to 7-8-18, then 5 Year Euro Swap Rate + 3.800%)	4.875	07-08-2113	EUR	1,350,000	1,528,888
DONG Energy A/S (6.250% to 6-26-23, then 5 Year Euro Swap Rate + 4.750%)	6.250	06-26-2113	EUR	336,000	413,221
Nykredit Holding AS (2.750% to 11-17-22, then 5 Year Euro Swap Rate + 2.200%)	2.750	11-17-27	EUR	450,000	493,912
France 0.8%					47,448,728
Aeroports de Paris	1.500	07-24-23	EUR	300,000	339,795
Air Liquide Finance SA	0.750	06-13-24	EUR	800,000	859,854
APRR SA	1.125	01-15-21	EUR	500,000	555,284
APRR SA	1.125	01-09-26	EUR	1,200,000	1,282,495
APRR SA	1.875	01-15-25	EUR	600,000	684,861

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       13

	Rate (%)	Maturity date	Par value^		Value
France (continued)
Autoroutes du Sud de la France SA	2.950	01-17-24	EUR	100,000	$122,816
Autoroutes du Sud de la France SA	7.375	03-20-19	EUR	450,000	561,207
Banque Federative du Credit Mutuel SA	0.250	06-14-19	EUR	300,000	325,496
Banque Federative du Credit Mutuel SA	3.000	11-28-23	EUR	300,000	370,046
BNP Paribas SA	0.750	11-11-22	EUR	300,000	324,468
BNP Paribas SA	2.250	01-13-21	EUR	400,000	464,682
BNP Paribas SA	2.250	01-11-27	EUR	500,000	516,237
BNP Paribas SA	2.500	08-23-19	EUR	200,000	229,279
BNP Paribas SA (2.875% to 3-20-21, then 5 Year Euro Swap Rate + 1.650%)	2.875	03-20-26	EUR	200,000	223,635
BNP Paribas SA (7.195% to 6-25-37, then 3 month LIBOR + 1.290%) (Q)	7.195	06-25-37		200,000	216,750
BPCE SA	0.625	04-20-20	EUR	600,000	656,278
BPCE SA	5.150	07-21-24		500,000	509,803
Carrefour SA	0.750	04-26-24	EUR	600,000	634,668
Cie Financiere et Industrielle des Autoroutes SA	5.000	05-24-21	EUR	100,000	129,290
Credit Agricole SA	1.250	04-14-26	EUR	400,000	428,176
Credit Agricole SA (6.500% to 6-23-21, then 5 Year U.S. Swap Rate + 5.120%) (Q)	6.500	06-23-21	EUR	400,000	453,392
Credit Logement SA (P)(Q)	0.834	03-16-17	EUR	2,050,000	1,774,904
Dexia Credit Local SA (P)	0.329	07-10-17	EUR	600,000	637,988
Electricite de France SA (S)	3.625	10-13-25		3,254,000	3,259,743
Electricite de France SA	4.625	04-26-30	EUR	450,000	604,385
Electricite de France SA	5.625	02-21-33	EUR	390,000	582,861
Electricite de France SA	6.125	06-02-34	GBP	1,100,000	1,799,856
Electricite de France SA (4.125% to 1-22-22, then 8 Year Euro Swap Rate + 2.441%) (Q)	4.125	01-22-22	EUR	900,000	957,157
Electricite de France SA (4.250% to 1-29-20, then 7 Year Euro Swap Rate + 3.021%) (Q)	4.250	01-29-20	EUR	100,000	109,741
Electricite de France SA (5.000% to 1-22-26, then 12 Year Euro Swap Rate + 3.043%) (Q)	5.000	01-22-26	EUR	500,000	519,512
Eutelsat SA	5.000	01-14-19	EUR	100,000	118,007
Holding d'Infrastructures de Transport SAS	2.250	03-24-25	EUR	400,000	463,893
Infra Park SAS	2.125	04-16-25	EUR	200,000	228,832
Lagardere SCA	4.125	10-31-17	EUR	700,000	776,660
Mercialys SA	1.787	03-31-23	EUR	200,000	218,003
Orange SA	9.000	03-01-31		5,933,000	8,975,614
Orange SA (5.000% to 10-1-26, then 5 Year Euro Swap Rate + 3.990%) (Q)	5.000	10-01-26	EUR	550,000	628,127
Pernod Ricard SA	5.000	03-15-17	EUR	400,000	434,260
RCI Banque SA	0.625	11-10-21	EUR	1,200,000	1,284,505
RCI Banque SA	1.375	11-17-20	EUR	100,000	111,624
RCI Banque SA	4.250	04-27-17	EUR	380,000	414,186
Renault SA	4.625	09-18-17	EUR	200,000	222,144
RTE Reseau de Transport d'Electricite SA	1.000	10-19-26	EUR	1,300,000	1,363,980

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       14

	Rate (%)	Maturity date	Par value^		Value
France (continued)
RTE Reseau de Transport d'Electricite SA	1.625	11-27-25	EUR	500,000	$560,830
RTE Reseau de Transport d'Electricite SA	2.000	04-18-36	EUR	100,000	106,127
Sanofi	2.500	11-14-23	EUR	400,000	480,249
SFR Group SA	5.375	05-15-22	EUR	200,000	225,202
SFR Group SA (S)	6.000	05-15-22		838,000	862,093
Societe Fonciere Lyonnaise SA	1.875	11-26-21	EUR	200,000	225,279
Societe Generale SA (2.500% to 9-16-21, then 5 Year Euro Swap Rate + 1.830%)	2.500	09-16-26	EUR	500,000	547,942
Societe Generale SA (6.750% to 4-7-21, then 5 Year Euro Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR	560,000	631,196
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		350,000	363,563
Societe Generale SA (9.375% to 9-4-19, then 3 month EURIBOR + 8.901%) (Q)	9.375	09-04-19	EUR	200,000	257,207
SPCM SA	2.875	06-15-23	EUR	1,200,000	1,308,182
SPCM SA (S)	6.000	01-15-22		1,050,000	1,089,375
Suez	1.750	09-10-25	EUR	200,000	228,147
Total Capital International SA	0.250	07-12-23	EUR	500,000	527,456
Total Capital International SA	0.750	07-12-28	EUR	1,400,000	1,419,095
TOTAL SA (2.250% to 2-26-21, then 5 Year Euro Swap Rate + 1.861%) (Q)	2.250	02-26-21	EUR	1,200,000	1,281,157
Transport et Infrastructures Gaz France SA	2.200	08-05-25	EUR	700,000	795,041
Transport et Infrastructures Gaz France SA	4.339	07-07-21	EUR	500,000	624,455
Unibail-Rodamco SE	1.375	03-09-26	EUR	500,000	541,638
Germany 0.4%					24,868,399
Aareal Bank AG (4.250% to 3-18-21, then 5 Year Euro Swap Rate + 2.900%)	4.250	03-18-26	EUR	650,000	748,351
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (Q)	7.625	04-30-20	EUR	1,000,000	1,095,708
Allianz SE (3.375% to 9-18-24, then 10 Year EURIBOR Swap Rate + 3.200%) (Q)	3.375	09-18-24	EUR	300,000	329,924
Allianz SE (4.750% to 10-24-23, then 3 month EURIBOR + 3.600%) (Q)	4.750	10-24-23	EUR	700,000	831,268
Allianz SE (5.625% to 10-17-22, then 3 month EURIBOR + 5.000%)	5.625	10-17-42	EUR	200,000	253,516
Commerzbank AG	0.500	09-13-23	EUR	600,000	610,833
Commerzbank AG	4.000	03-23-26	EUR	300,000	326,350
Commerzbank AG	7.750	03-16-21	EUR	200,000	258,608
Daimler AG	1.400	01-12-24	EUR	1,200,000	1,345,039
Deutsche Post AG	1.250	04-01-26	EUR	600,000	656,533
Deutsche Telekom International Finance BV	1.500	04-03-28	EUR	950,000	1,009,904
Deutsche Telekom International Finance BV (S)	4.875	03-06-42		1,304,000	1,394,882
Deutsche Telekom International Finance BV	8.750	06-15-30		1,445,000	2,120,720
Fresenius SE & Company KGaA	3.000	02-01-21	EUR	500,000	586,704
HSH Nordbank AG (P)	0.528	02-14-17	EUR	1,350,000	1,450,046

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       15

	Rate (%)	Maturity date	Par value^		Value
Germany (continued)
IHO Verwaltungs GmbH, PIK	2.750	09-15-21	EUR	900,000	$998,270
IHO Verwaltungs GmbH, PIK	3.250	09-15-23	EUR	650,000	719,188
Muenchener Rueckversicherungs-Gesellschaft AG (6.250% to 5-26-22, then 3 month EURIBOR + 4.950%)	6.250	05-26-42	EUR	300,000	391,552
RWE AG (3.500% to 4-21-25, then 5 Year Euro Swap Rate + 3.245%)	3.500	04-21-75	EUR	620,000	587,305
Unitymedia Hessen GmbH & Company KG	4.000	01-15-25	EUR	1,650,000	1,847,058
Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR	81,000	93,342
Volkswagen International Finance NV	3.250	01-21-19	EUR	200,000	229,225
Volkswagen International Finance NV (3.500% to 3-20-30, then 15 Year Euro Swap Rate + 3.060%) (Q)	3.500	03-20-30	EUR	802,000	787,741
Volkswagen International Finance NV (3.750% to 3-24-21, then 7 Year Euro Swap Rate + 2.534%) (Q)	3.750	03-24-21	EUR	550,000	611,837
Volkswagen International Finance NV (4.625% to 3-24-26, then 12 Year Euro Swap Rate + 2.967%) (Q)	4.625	03-24-26	EUR	1,500,000	1,674,119
Volkswagen Leasing GmbH	2.625	01-15-24	EUR	464,000	543,512
Volkswagen Leasing GmbH	3.250	05-10-18	EUR	200,000	224,556
Vonovia Finance BV	1.625	12-15-20	EUR	100,000	112,314
Vonovia Finance BV	2.250	12-15-23	EUR	700,000	804,530
Vonovia Finance BV	3.125	07-25-19	EUR	200,000	231,422
Vonovia Finance BV (4.000% to 12-17-21, then 5 Year Euro Swap Rate + 3.390%) (Q)	4.000	12-17-21	EUR	1,200,000	1,345,928
WEPA Hygieneprodukte GmbH	3.750	05-15-24	EUR	575,000	648,114
Hong Kong 0.0%					1,554,032
Hutchison Whampoa Finance 14, Ltd.	1.375	10-31-21	EUR	1,400,000	1,554,032
India 0.0%					1,051,221
Samvardhana Motherson Automotive Systems Group BV	4.125	07-15-21	EUR	950,000	1,051,221
Ireland 0.6%					34,897,902
Actavis Funding SCS	4.750	03-15-45		4,522,000	4,459,700
AerCap Ireland Capital, Ltd.	4.250	07-01-20		1,440,000	1,493,554
AerCap Ireland Capital, Ltd.	5.000	10-01-21		4,248,000	4,524,757
Ardagh Packaging Finance PLC	4.250	01-15-22	EUR	900,000	999,487
Ardagh Packaging Finance PLC (S)	4.625	05-15-23		200,000	202,000
Ardagh Packaging Finance PLC (S)	7.250	05-15-24		208,000	222,820
Bank of Ireland	3.250	01-15-19	EUR	100,000	114,572
Cloverie PLC	1.750	09-16-24	EUR	400,000	449,936
ESB Finance, Ltd.	1.875	06-14-31	EUR	300,000	320,394
ESB Finance, Ltd.	2.125	06-08-27	EUR	200,000	227,932
ESB Finance, Ltd.	3.494	01-12-24	EUR	1,172,000	1,463,428

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       16

	Rate (%)	Maturity date	Par value^		Value
Ireland (continued)
FCA Capital Ireland PLC	2.000	10-23-19	EUR	1,400,000	$1,564,671
FCA Capital Ireland PLC	2.625	04-17-19	EUR	330,000	372,390
Fly Leasing, Ltd.	6.375	10-15-21		558,000	578,925
GE Capital European Funding	0.800	01-21-22	EUR	1,173,000	1,291,103
GE Capital European Funding	4.625	02-22-27	EUR	200,000	283,728
GE Capital International Funding Company	4.418	11-15-35		13,998,000	14,683,482
Smurfit Kappa Acquisitions	4.125	01-30-20	EUR	615,000	727,006
Smurfit Kappa Acquisitions	5.125	09-15-18	EUR	370,000	425,173
Willow No 2 Ireland PLC for Zurich Insurance Company, Ltd.	3.375	06-27-22	EUR	400,000	492,844
Israel 0.0%					569,157
Teva Pharmaceutical Finance IV BV	2.875	04-15-19	EUR	500,000	569,157
Italy 0.1%					5,890,243
Assicurazioni Generali SpA	5.125	09-16-24	EUR	200,000	274,452
Assicurazioni Generali SpA (7.750% to 12-12-22, then 3 month EURIBOR + 7.113%)	7.750	12-12-42	EUR	300,000	381,026
Edison SpA	3.875	11-10-17	EUR	320,000	354,853
Eni SpA (S)	5.700	10-01-40		400,000	406,658
Intesa Sanpaolo SpA	1.125	03-04-22	EUR	300,000	319,528
Intesa Sanpaolo SpA	2.000	06-18-21	EUR	300,000	335,945
Intesa Sanpaolo SpA	3.000	01-28-19	EUR	500,000	567,110
Intesa Sanpaolo SpA	4.000	11-09-17	EUR	100,000	111,217
Intesa Sanpaolo SpA	4.375	10-15-19	EUR	600,000	713,284
Intesa Sanpaolo SpA	5.000	02-28-17	EUR	400,000	433,337
Intesa Sanpaolo SpA	6.625	09-13-23	EUR	200,000	250,737
UniCredit SpA	5.650	07-24-18	EUR	300,000	349,768
UniCredit SpA	5.650	08-24-18	EUR	300,000	351,171
UniCredit SpA (4.375% to 1-3-22, then 5 Year Euro Swap Rate + 4.316%)	4.375	01-03-27	EUR	300,000	327,045
Wind Acquisition Finance SA	4.000	07-15-20	EUR	650,000	714,112
Jamaica 0.0%					199,823
Digicel, Ltd. (S)	6.750	03-01-23		214,000	199,823
Japan 0.0%					660,969
Sumitomo Mitsui Banking Corp.	1.000	01-19-22	EUR	600,000	660,969
Jersey, Channel Islands 0.2%					9,720,993
AA Bond Company, Ltd.	2.875	07-31-43	GBP	1,055,000	1,327,985
AA Bond Company, Ltd.	4.720	07-02-43	GBP	93,000	124,175
CPUK Finance, Ltd.	7.000	08-28-20	GBP	950,000	1,262,526
UBS Group Funding Jersey Ltd.	1.500	11-30-24	EUR	900,000	968,050
UBS Group Funding Jersey, Ltd.	1.750	11-16-22	EUR	1,700,000	1,904,952
UBS Group Funding Jersey, Ltd. (S)	4.125	04-15-26		4,090,000	4,133,305

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       17

	Rate (%)	Maturity date	Par value^		Value
Luxembourg 0.1%					$7,413,217
Altice Financing SA	5.250	02-15-23	EUR	450,000	514,948
Altice Luxembourg SA	6.250	02-15-25	EUR	400,000	453,058
Altice Luxembourg SA	7.250	05-15-22	EUR	590,000	677,511
Altice Luxembourg SA (S)	7.750	05-15-22		363,000	385,234
Cabot Financial Luxembourg SA	6.500	04-01-21	GBP	100,000	128,044
Cabot Financial Luxembourg SA	8.375	08-01-20	GBP	250,000	333,528
FAGE International SA (S)	5.625	08-15-26		230,000	233,018
Garfunkelux Holdco 3 SA	7.500	08-01-22	EUR	300,000	334,561
Garfunkelux Holdco 3 SA	8.500	11-01-22	GBP	425,000	548,553
GELF Bond Issuer I SA	1.750	11-22-21	EUR	950,000	1,057,464
INEOS Group Holdings SA	5.750	02-15-19	EUR	550,000	604,641
INEOS Group Holdings SA (S)	5.875	02-15-19		520,000	528,450
Prologis International Funding II SA	2.750	10-23-18	EUR	100,000	112,799
Prologis International Funding II SA	2.875	04-04-22	EUR	600,000	708,650
SELP Finance Sarl	1.250	10-25-23	EUR	500,000	521,484
Talanx Finanz Luxembourg SA (8.367% to 6-15-22, then 3 month EURIBOR + 7.056%)	8.367	06-15-42	EUR	200,000	271,274
Mexico 0.1%					8,992,639
America Movil SAB de CV	3.000	07-12-21	EUR	860,000	1,016,570
America Movil SAB de CV	4.125	10-25-19	EUR	100,000	118,792
America Movil SAB de CV	4.750	06-28-22	EUR	200,000	259,192
America Movil SAB de CV (5.125% to 9-6-18, then 5 Year Euro Swap Rate + 3.850%)	5.125	09-06-73	EUR	500,000	564,432
America Movil SAB de CV (6.375% to 9-6-23, then 5 Year Euro Swap Rate + 4.550%)	6.375	09-06-73	EUR	120,000	145,902
Cemex Finance LLC (S)	9.375	10-12-22		800,000	870,240
Cemex SAB de CV (S)	5.700	01-11-25		270,000	273,105
Cemex SAB de CV (S)	7.750	04-16-26		1,220,000	1,359,324
Mexichem SAB de CV (S)	5.875	09-17-44		3,742,000	3,377,080
Petroleos Mexicanos	3.125	11-27-20	EUR	800,000	894,823
Petroleos Mexicanos	3.750	03-15-19	EUR	100,000	113,179
Netherlands 0.9%					55,119,432
ABN AMRO Bank NV (2.875% to 1-18-23, then 5 Year Euro Swap Rate + 2.450%)	2.875	01-18-28	EUR	500,000	562,561
Alliander NV (3.250% to 11-27-18, then 5 Year Euro Swap Rate + 2.295%) (Q)	3.250	11-27-18	EUR	400,000	450,931
Allianz Finance II BV	3.000	03-13-28	EUR	100,000	126,053
Bharti Airtel International Netherlands BV	4.000	12-10-18	EUR	905,000	1,042,099
BMW Finance NV	0.750	04-15-24	EUR	2,325,000	2,497,110
Cooperatieve Rabobank UA	3.375	05-21-25		2,113,000	2,131,366
Cooperatieve Rabobank UA	4.375	08-04-25		5,388,000	5,510,539
Cooperatieve Rabobank UA (2.500% to 5-26-21, then 5 Year Euro Swap Rate + 1.400%)	2.500	05-26-26	EUR	1,230,000	1,367,440

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       18

	Rate (%)	Maturity date	Par value^		Value
Netherlands (continued)
Demeter Investments BV (3.500% to 10-1-26, then 3 month EURIBOR + 3.950%)	3.500	10-01-46	EUR	900,000	$991,657
E.ON International Finance BV	6.750	01-27-39	GBP	750,000	1,418,402
EDP Finance BV	2.625	01-18-22	EUR	300,000	340,375
EDP Finance BV	4.125	01-20-21	EUR	200,000	240,628
ELM BV (2.600% to 9-1-25, then 6 month EURIBOR + 3.050%) (Q)	2.600	09-01-25	EUR	600,000	621,433
Enel Finance International NV	1.375	06-01-26	EUR	156,000	164,028
Enel Finance International NV	1.966	01-27-25	EUR	598,000	671,491
Enel Finance International NV (S)	6.800	09-15-37		3,733,000	4,617,732
General Motors Financial International BV	0.850	02-23-18	EUR	500,000	544,337
ING Bank NV (4.125% to 11-21-18, then 5 Year U.S. ISDAFIX + 2.700%)	4.125	11-21-23		385,000	390,832
InterXion Holding NV	6.000	07-15-20	EUR	1,000,000	1,129,433
JAB Holdings BV	1.500	11-24-21	EUR	200,000	223,902
JAB Holdings BV	1.625	04-30-25	EUR	300,000	326,983
JAB Holdings BV	1.750	05-25-23	EUR	200,000	223,614
JAB Holdings BV	2.125	09-16-22	EUR	500,000	574,082
LGE HoldCo VI BV	7.125	05-15-24	EUR	560,000	688,370
Mylan NV (S)	5.250	06-15-46		2,771,000	2,604,579
NN Group NV	1.000	03-18-22	EUR	460,000	501,905
NN Group NV (4.500% to 1-15-26, then 3 month EURIBOR + 4.000%) (Q)	4.500	01-15-26	EUR	420,000	450,350
NXP BV (S)	3.875	09-01-22		857,200	871,130
NXP BV (S)	4.625	06-15-22		2,222,000	2,338,655
NXP BV (S)	4.625	06-01-23		1,823,000	1,927,823
Petrobras Global Finance BV	6.125	01-17-22		366,000	378,261
Roche Finance Europe BV	0.875	02-25-25	EUR	400,000	438,021
Shell International Finance BV	0.375	02-15-25	EUR	600,000	617,741
Shell International Finance BV	0.750	08-15-28	EUR	500,000	499,236
Shell International Finance BV	4.125	05-11-35		10,453,000	10,591,021
Siemens Financieringsmaatschappij NV (S)	3.250	05-27-25		2,234,000	2,233,652
Siemens Financieringsmaatschappij NV (S)	6.125	08-17-26		1,240,000	1,511,931
Teva Pharmaceutical Finance Netherlands II BV	0.375	07-25-20	EUR	100,000	106,942
Teva Pharmaceutical Finance Netherlands II BV	1.125	10-15-24	EUR	1,150,000	1,170,960
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	500,000	528,527
Teva Pharmaceutical Finance Netherlands III BV	4.100	10-01-46		1,783,000	1,493,300
Norway 0.0%					2,460,584
DNB Bank ASA	4.375	02-24-21	EUR	410,000	515,237
DNB Bank ASA (3.000% to 9-26-18, then 5 Year Euro Swap Rate + 1.770%)	3.000	09-26-23	EUR	640,000	718,677
Lock AS	7.000	08-15-21	EUR	250,000	286,744
Lock Lower Holding AS	9.500	08-15-22	EUR	150,000	185,891
Silk Bidco AS	7.500	02-01-22	EUR	650,000	749,252

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       19

	Rate (%)	Maturity date	Par value^		Value
Norway (continued)
Statkraft AS	2.500	11-28-22	EUR	4,000	$4,783
Spain 0.2%					12,128,190
Banco Bilbao Vizcaya Argentaria SA (6.750% to 2-18-20, then 5 Year Euro Swap Rate + 6.604%) (Q)	6.750	02-18-20	EUR	200,000	205,646
BBVA Subordinated Capital SAU (3.500% to 4-11-19, then 5 Year Euro Swap Rate + 2.550%)	3.500	04-11-24	EUR	600,000	675,011
Ferrovial Emisiones SA	3.375	01-30-18	EUR	300,000	334,525
Gas Natural Capital Markets SA	6.000	01-27-20	EUR	400,000	505,755
Gas Natural Fenosa Finance BV	3.875	04-11-22	EUR	100,000	125,005
Gas Natural Fenosa Finance BV (4.125% to 11-18-22, then 8 Year Euro Swap Rate + 3.353%) (Q)	4.125	11-18-22	EUR	200,000	219,140
Inmobiliaria Colonial SA	2.728	06-05-23	EUR	500,000	565,463
Santander Consumer Finance SA	0.750	04-03-19	EUR	300,000	327,446
Telefonica Emisiones SAU	3.661	09-18-17	EUR	350,000	386,507
Telefonica Emisiones SAU	4.710	01-20-20	EUR	400,000	486,796
Telefonica Emisiones SAU	5.811	09-05-17	EUR	100,000	111,659
Telefonica Europe BV	5.875	02-14-33	EUR	130,000	198,089
Telefonica Europe BV	8.250	09-15-30		5,577,000	7,431,353
Telefonica Europe BV (4.200% to 12-4-19, then 5 Year Euro Swap Rate + 3.806%) (Q)	4.200	12-04-19	EUR	500,000	555,795
Sweden 0.0%					2,407,560
Akelius Residential Property AB	3.375	09-23-20	EUR	1,250,000	1,457,214
Nordea Bank AB (1.000% to 9-7-21, then 5 Year Euro Swap Rate + 1.250%)	1.000	09-07-26	EUR	600,000	638,266
Svenska Handelsbanken AB (2.656% to 1-15-19, then 5 Year Euro Swap Rate + 1.430%)	2.656	01-15-24	EUR	278,000	312,080
Switzerland 0.1%					9,065,610
Credit Suisse AG	0.375	04-11-19	EUR	500,000	543,290
Credit Suisse AG	0.625	11-20-18	EUR	300,000	327,313
Credit Suisse AG	1.125	09-15-20	EUR	500,000	555,679
Credit Suisse Group AG	7.125	12-29-49		1,165,000	1,171,058
Glencore Finance Europe SA	3.375	09-30-20	EUR	1,300,000	1,536,447
Glencore Finance Europe SA	5.250	03-22-17	EUR	200,000	217,314
Novartis Finance SA	0.125	09-20-23	EUR	600,000	632,317
UBS AG	0.500	05-15-18	EUR	600,000	652,428
UBS AG (4.750% to 2-12-21, then 5 Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	1,950,000	2,291,475
UBS Group AG (7.125% to 8-10-21, then 5 Year U.S. Swap Rate + 5.883%) (Q)	7.125	08-10-21		1,100,000	1,138,289

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       20

	Rate (%)	Maturity date	Par value^		Value
United Kingdom 1.1%					$72,257,531
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	570,000	760,086
Aspire Defence Finance PLC	4.674	03-31-40	GBP	949,598	1,423,427
Aviva PLC (3.375% to 12-4-25, then 3 month EURIBOR + 3.550%)	3.375	12-04-45	EUR	700,000	732,908
Aviva PLC (3.875% to 7-3-24, then 5 Year Euro Swap Rate + 3.480%)	3.875	07-03-44	EUR	300,000	331,543
Aviva PLC (6.125% to 7-5-23, then 5 Year Euro Swap Rate + 5.130%)	6.125	07-05-43	EUR	410,000	514,109
Babcock International Group PLC	1.750	10-06-22	EUR	424,000	472,260
Barclays Bank PLC	6.000	01-14-21	EUR	100,000	125,352
Barclays Bank PLC	6.625	03-30-22	EUR	500,000	661,090
Barclays Bank PLC	7.625	11-21-22		330,000	361,350
Barclays Bank PLC	10.000	05-21-21	GBP	110,000	176,225
Barclays Bank PLC (6.278% to 12-15-34, then 3 month LIBOR + 1.550%) (Q)	6.278	12-15-34		200,000	211,625
Barclays PLC	3.650	03-16-25		4,884,000	4,702,760
Barclays PLC (2.625% to 11-11-20, then 5 Year Euro Swap Rate + 2.450%)	2.625	11-11-25	EUR	500,000	537,381
Barclays PLC (7.875% to 9-15-22, then 5 Year British Pound Swap Rate + 6.099%) (Q)	7.875	09-15-22	GBP	820,000	1,059,042
BP Capital Markets PLC	1.109	02-16-23	EUR	450,000	493,348
BP Capital Markets PLC	1.573	02-16-27	EUR	250,000	272,181
BP Capital Markets PLC	1.953	03-03-25	EUR	100,000	113,985
BP Capital Markets PLC	2.213	09-25-26	EUR	125,000	144,656
Brambles Finance PLC	4.625	04-20-18	EUR	230,000	261,433
British Telecommunications PLC	0.625	03-10-21	EUR	500,000	539,261
British Telecommunications PLC	9.125	12-15-30		4,114,000	6,198,572
Centrica PLC (3.000% to 4-10-21, then 5 Year Euro Swap Rate + 2.687%)	3.000	04-10-76	EUR	800,000	859,157
Coventry Building Society	2.250	12-04-17	EUR	580,000	637,758
Coventry Building Society	2.500	11-18-20	EUR	1,000,000	1,155,456
Eversholt Funding PLC	6.359	12-02-25	GBP	600,000	977,308
Experian Finance PLC	4.750	02-04-20	EUR	440,000	538,993
FCE Bank PLC	1.114	05-13-20	EUR	100,000	110,089
FCE Bank PLC	1.528	11-09-20	EUR	200,000	222,712
FCE Bank PLC	1.875	04-18-19	EUR	500,000	560,547
FCE Bank PLC	1.875	06-24-21	EUR	540,000	607,342
Fiat Chrysler Finance Europe	6.750	10-14-19	EUR	600,000	734,496
Fiat Chrysler Finance Europe	7.000	03-23-17	EUR	600,000	653,292
G4S International Finance PLC	2.625	12-06-18	EUR	300,000	338,045
G4S International Finance PLC	2.875	05-02-17	EUR	281,000	305,392
Grainger PLC	5.000	12-16-20	GBP	525,000	725,976
Hammerson PLC	2.000	07-01-22	EUR	200,000	222,746
Hammerson PLC	2.750	09-26-19	EUR	10,000	11,437
Heathrow Finance PLC	7.125	03-01-17	GBP	280,000	354,002

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       21

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Heathrow Funding, Ltd.	1.500	02-11-32	EUR	400,000	$412,781
Heathrow Funding, Ltd.	1.875	05-23-22	EUR	200,000	229,656
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	1,100,000	1,966,605
HSBC Holdings PLC	0.875	09-06-24	EUR	500,000	522,501
HSBC Holdings PLC	1.500	03-15-22	EUR	1,100,000	1,227,162
HSBC Holdings PLC (3.375% to 1-10-19, then 5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR	180,000	203,574
HSBC Holdings PLC (6.375% to 10-18-17, then 3 month British Pound LIBOR + 1.300%)	6.375	10-18-22	GBP	200,000	259,205
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)	6.875	06-01-21		1,970,000	2,092,203
Imperial Brands Finance PLC	2.250	02-26-21	EUR	200,000	230,104
Imperial Brands Finance PLC	3.375	02-26-26	EUR	300,000	372,328
Imperial Brands Finance PLC	5.000	12-02-19	EUR	720,000	882,397
Jaguar Land Rover Automotive PLC	3.875	03-01-23	GBP	1,960,000	2,532,979
Jaguar Land Rover Automotive PLC (S)	5.625	02-01-23		150,000	157,125
Leeds Building Society	1.375	05-05-22	EUR	400,000	427,497
Leeds Building Society	2.625	04-01-21	EUR	520,000	591,034
Lloyds Bank PLC	6.500	03-24-20	EUR	1,620,000	2,047,508
Lloyds Bank PLC	6.500	09-17-40	GBP	600,000	1,173,262
Lloyds Bank PLC (5.750% to 7-9-20, then 3 month British Pound LIBOR + 1.390%)	5.750	07-09-25	GBP	500,000	685,463
Mondi Finance PLC	3.375	09-28-20	EUR	550,000	655,815
National Grid Gas Finance PLC	0.625	09-22-24	EUR	1,300,000	1,357,907
Nationwide Building Society (S)	3.900	07-21-25		3,185,000	3,265,017
Nationwide Building Society (4.125% to 3-20-18, then 5 Year Euro Swap Rate + 3.300%)	4.125	03-20-23	EUR	400,000	447,550
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	480,000	556,373
Provident Financial PLC	8.000	10-23-19	GBP	510,000	738,869
Rentokil Initial PLC	3.250	10-07-21	EUR	262,000	315,884
Rio Tinto Finance USA PLC	4.750	03-22-42		1,322,000	1,431,977
Santander UK Group Holdings PLC	1.125	09-08-23	EUR	500,000	530,323
Santander UK PLC	2.000	01-14-19	EUR	200,000	223,812
Santander UK PLC	2.625	07-16-20	EUR	290,000	336,736
Santander UK PLC	3.875	10-15-29	GBP	1,200,000	1,657,884
Santander UK PLC	4.000	03-13-24		3,100,000	3,214,297
Sensata Technologies UK Financing Company PLC (S)	6.250	02-15-26		701,000	751,823
SSE PLC (5.625% to 10-1-17, then 5 Year Euro Swap Rate + 4.620%) (Q)	5.625	10-01-17	EUR	260,000	289,487
Standard Chartered PLC (6.409% to 1-30-17, then 3 month LIBOR + 1.510%) (Q)(S)	2.549	01-30-27		800,000	639,000
Tesco PLC	3.375	11-02-18	EUR	100,000	113,859

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       22

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
The Royal Bank of Scotland Group PLC	4.800	04-05-26		1,326,216	$1,327,705
The Royal Bank of Scotland Group PLC	6.934	04-09-18	EUR	242,000	280,366
The Royal Bank of Scotland Group PLC (3.625% to 3-25-19, then 5 Year Euro Swap Rate + 2.650%)	3.625	03-25-24	EUR	260,000	284,342
The Royal Bank of Scotland Group PLC (7.640% to 9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17		600,000	558,000
Tullow Oil PLC (S)	6.000	11-01-20		675,000	639,563
Tullow Oil PLC (S)	6.250	04-15-22		406,000	375,550
Vedanta Resources PLC (S)	6.375	07-30-22		1,015,000	1,016,523
Virgin Media Finance PLC (S)	6.000	10-15-24		900,000	937,692
Virgin Media Secured Finance PLC	5.500	01-15-21	GBP	500,000	699,513
Virgin Media Secured Finance PLC	6.000	04-15-21	GBP	378,182	494,784
Vodafone Group PLC	1.600	07-29-31	EUR	500,000	492,244
Vodafone Group PLC	1.875	09-11-25	EUR	100,000	112,148
Vodafone Group PLC	2.750	12-01-34	EUR	100,000	110,688
WPP Finance 2010	5.625	11-15-43		2,084,000	2,235,703
Yorkshire Building Society	1.250	03-17-22	EUR	430,000	462,171
Yorkshire Building Society	2.125	03-18-19	EUR	520,000	583,200
United States 13.9%					880,816,385
21st Century Fox America, Inc.	4.750	09-15-44		3,849,000	3,844,243
Abbott Laboratories	4.900	11-30-46		1,404,000	1,414,711
Airxcel, Inc. (S)	8.500	02-15-22		749,000	763,980
Alcoa, Inc.	5.125	10-01-24		553,000	574,429
Alcoa, Inc.	5.900	02-01-27		1,849,000	1,969,555
Ally Financial, Inc.	3.600	05-21-18		445,000	451,675
Ally Financial, Inc.	5.750	11-20-25		2,832,000	2,889,150
Altice US Finance I Corp. (S)	5.375	07-15-23		1,250,000	1,301,563
Altice US Finance I Corp. (S)	5.500	05-15-26		963,000	987,075
Altria Group, Inc.	5.375	01-31-44		7,088,000	8,041,513
AMC Networks, Inc.	5.000	04-01-24		1,190,000	1,213,800
American Airlines 2013-1 Class B Pass Through Trust (S)	5.625	01-15-21		685,923	716,447
American Airlines 2015-2 Class AA Pass Through Trust	3.600	03-22-29		1,358,098	1,364,889
American International Group, Inc.	4.500	07-16-44		6,254,000	6,099,933
Amgen, Inc.	3.125	05-01-25		2,221,000	2,160,440
Amgen, Inc.	4.663	06-15-51		1,548,000	1,504,784
Anadarko Petroleum Corp.	6.450	09-15-36		6,891,000	8,298,935
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		3,532,000	3,735,415
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		3,884,000	4,158,956
Anheuser-Busch InBev Worldwide, Inc.	4.950	01-15-42		7,998,000	8,656,731
Anthem, Inc.	3.500	08-15-24		3,290,000	3,275,294

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       23

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Anthem, Inc.	6.375	06-15-37		1,405,000	$1,687,235
Asbury Automotive Group, Inc.	6.000	12-15-24		870,000	889,575
Ashland LLC	4.750	08-15-22		1,431,000	1,463,198
AT&T, Inc.	1.450	06-01-22	EUR	1,100,000	1,220,591
AT&T, Inc.	2.650	12-17-21	EUR	600,000	706,384
AT&T, Inc.	2.750	05-19-23	EUR	530,000	622,595
AT&T, Inc.	3.400	05-15-25		9,112,000	8,681,148
AT&T, Inc.	3.550	12-17-32	EUR	180,000	213,536
AT&T, Inc.	4.800	06-15-44		1,957,000	1,810,560
AT&T, Inc.	5.150	03-15-42		3,910,000	3,849,035
Avis Budget Car Rental LLC (S)	5.125	06-01-22		1,305,000	1,269,113
Avis Budget Car Rental LLC	5.500	04-01-23		1,255,000	1,217,350
Ball Corp.	4.375	12-15-23	EUR	350,000	422,694
Bank of America Corp. (P)	0.523	03-28-18	EUR	350,000	378,367
Bank of America Corp.	0.750	07-26-23	EUR	500,000	525,774
Bank of America Corp.	1.375	09-10-21	EUR	600,000	668,709
Bank of America Corp.	1.625	09-14-22	EUR	800,000	895,686
Bank of America Corp.	2.500	07-27-20	EUR	340,000	393,577
Bank of America Corp.	4.450	03-03-26		2,581,000	2,633,913
Bank of America Corp.	5.875	02-07-42		5,452,000	6,569,371
Bank of America Corp.	7.750	05-14-38		4,111,000	5,667,305
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (Q)	6.300	03-10-26		2,210,000	2,364,700
Baxalta, Inc.	5.250	06-23-45		6,326,000	6,729,675
Berry Plastics Corp.	5.500	05-15-22		884,000	919,360
Berry Plastics Corp.	6.000	10-15-22		1,120,000	1,185,800
Boston Scientific Corp.	3.850	05-15-25		4,985,000	5,020,064
Brixmor Operating Partnership LP	3.850	02-01-25		2,250,000	2,214,734
Broadridge Financial Solutions, Inc.	3.400	06-27-26		4,266,000	4,102,062
Brown-Forman Corp.	1.200	07-07-26	EUR	400,000	428,880
Builders FirstSource, Inc. (S)	5.625	09-01-24		1,115,000	1,145,663
Burlington Northern Santa Fe LLC	4.150	04-01-45		9,388,000	9,467,892
BWAY Holding Company (S)	9.125	08-15-21		806,000	866,450
Calpine Corp. (S)	7.875	01-15-23		794,000	827,745
Cardinal Health, Inc.	4.900	09-15-45		1,341,000	1,399,417
CBS Radio, Inc. (S)	7.250	11-01-24		563,000	586,573
CCM Merger, Inc. (S)	9.125	05-01-19		862,000	892,325
CCO Holdings LLC (S)	5.125	05-01-23		744,000	771,900
CCO Holdings LLC (S)	5.500	05-01-26		841,000	880,948
CCO Holdings LLC (S)	5.875	04-01-24		1,955,000	2,091,244
CDW LLC	5.500	12-01-24		1,136,000	1,182,860
Celgene Corp.	5.000	08-15-45		3,230,000	3,338,773
Cemex Finance LLC (S)	6.000	04-01-24		645,000	663,350
Centene Corp.	4.750	05-15-22		867,000	880,005

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       24

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Centene Corp.	5.625	02-15-21		256,000	$268,749
Centene Corp.	6.125	02-15-24		340,000	361,250
CenturyLink, Inc.	5.625	04-01-20		1,346,000	1,420,030
CenturyLink, Inc.	6.750	12-01-23		271,000	278,791
CenturyLink, Inc.	7.500	04-01-24		228,000	241,395
CenturyLink, Inc.	7.600	09-15-39		360,000	329,645
Charter Communications Operating LLC	6.384	10-23-35		1,994,000	2,248,452
Charter Communications Operating LLC	6.484	10-23-45		2,777,000	3,156,946
Cheniere Corpus Christi Holdings LLC (S)	5.875	03-31-25		718,000	759,285
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24		1,440,000	1,607,400
Chubb INA Holdings, Inc.	4.350	11-03-45		1,450,000	1,513,839
Cigna Corp.	5.375	02-15-42		1,330,000	1,501,691
Cincinnati Bell, Inc. (S)	7.000	07-15-24		1,607,496	1,697,918
CIT Group, Inc.	5.000	08-15-22		2,161,000	2,263,648
CIT Group, Inc.	5.000	08-01-23		725,000	755,813
Citigroup, Inc. (P)	1.088	02-10-19	EUR	850,000	919,400
Citigroup, Inc.	1.375	10-27-21	EUR	300,000	334,872
Citigroup, Inc.	1.750	01-28-25	EUR	348,000	382,966
Citigroup, Inc.	4.450	09-29-27		1,994,000	2,022,734
Citigroup, Inc.	5.000	08-02-19	EUR	420,000	508,965
Citigroup, Inc.	5.500	09-13-25		3,970,000	4,329,912
Citigroup, Inc.	5.875	01-30-42		1,264,000	1,516,961
Citigroup, Inc.	7.375	09-04-19	EUR	1,900,000	2,436,336
Citigroup, Inc.	8.125	07-15-39		2,029,000	3,017,847
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20		2,194,000	2,304,797
Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20		770,000	771,925
Comcast Corp.	3.375	08-15-25		1,953,000	1,948,151
Comcast Corp.	4.750	03-01-44		8,211,000	8,710,253
Commonwealth Edison Company	3.650	06-15-46		1,936,000	1,819,917
Commonwealth Edison Company	4.350	11-15-45		1,306,000	1,367,617
CommScope Technologies Finance LLC (S)	6.000	06-15-25		1,872,000	1,994,850
Conduent Finance, Inc. (S)	10.500	12-15-24		1,192,000	1,342,490
Consolidated Communications, Inc.	6.500	10-01-22		2,264,000	2,269,660
Continental Resources, Inc.	3.800	06-01-24		914,000	853,448
Continental Resources, Inc.	5.000	09-15-22		2,369,000	2,422,303
Crestwood Midstream Partners LP	6.250	04-01-23		1,411,000	1,456,858
CRH America, Inc. (S)	3.875	05-18-25		1,075,000	1,097,112
CRH America, Inc. (S)	5.125	05-18-45		2,140,000	2,296,864
CSC Holdings LLC (S)	6.625	10-15-25		940,000	1,025,775
CSC Holdings LLC (S)	10.125	01-15-23		200,000	231,876
CSC Holdings LLC (S)	10.875	10-15-25		2,170,000	2,582,300
CSC Holdings LLC	6.750	11-15-21		684,000	742,824
CVS Health Corp.	5.125	07-20-45		8,733,000	9,577,638

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       25

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Daimler Finance North America LLC	8.500	01-18-31	5,015,000	$7,550,343
Devon Energy Corp.	4.750	05-15-42	2,861,000	2,800,822
Diamond 1 Finance Corp. (S)	5.875	06-15-21	1,761,000	1,857,535
Diamond 1 Finance Corp. (S)	7.125	06-15-24	147,000	160,944
DISH DBS Corp.	6.750	06-01-21	1,579,000	1,697,425
DISH DBS Corp.	7.750	07-01-26	866,000	967,487
Dollar Tree, Inc.	5.250	03-01-20	1,696,000	1,742,640
Dollar Tree, Inc.	5.750	03-01-23	1,099,000	1,161,094
Dominion Resources, Inc.	4.050	09-15-42	1,874,000	1,763,408
Dominion Resources, Inc.	7.000	06-15-38	2,013,000	2,603,196
Dr. Pepper Snapple Group, Inc.	3.400	11-15-25	1,422,000	1,420,453
Dr. Pepper Snapple Group, Inc.	4.420	12-15-46	629,000	637,160
Dresdner Funding Trust I (S)	8.151	06-30-31	637,000	737,328
Duke Energy Carolinas LLC	6.450	10-15-32	2,427,000	3,080,994
Duke Energy Corp.	3.750	09-01-46	1,662,000	1,507,510
Duke Energy Progress LLC	3.250	08-15-25	1,916,000	1,938,164
Duke Energy Progress LLC	4.200	08-15-45	9,712,000	9,902,880
Eastman Chemical Company	4.650	10-15-44	3,994,000	4,021,798
Electronic Arts, Inc.	4.800	03-01-26	1,445,000	1,541,631
EMD Finance LLC (S)	3.250	03-19-25	4,357,000	4,264,226
Endo Finance LLC (S)	5.750	01-15-22	281,000	244,821
Endo Finance LLC (S)	6.000	07-15-23	245,000	208,863
Energy Transfer Equity LP	5.875	01-15-24	187,000	199,623
Energy Transfer Equity Lp	7.500	10-15-20	1,429,000	1,596,908
Energy Transfer Partners LP	6.125	12-15-45	3,876,000	4,226,433
Enterprise Products Operating LLC	4.900	05-15-46	6,131,000	6,277,237
Envision Healthcare Corp.	5.625	07-15-22	769,000	792,070
Envision Healthcare Corp. (S)	6.250	12-01-24	770,000	810,425
EOG Resources, Inc.	3.150	04-01-25	558,000	545,202
EOG Resources, Inc.	3.900	04-01-35	2,973,000	2,870,657
EOG Resources, Inc.	4.150	01-15-26	88,000	92,095
Equinix, Inc.	5.875	01-15-26	1,237,000	1,312,581
ERP Operating LP	4.500	07-01-44	2,495,000	2,545,199
ESH Hospitality, Inc. (S)	5.250	05-01-25	1,119,000	1,122,917
Essex Portfolio LP	3.875	05-01-24	1,097,000	1,116,739
Exelon Corp.	4.950	06-15-35	653,000	695,192
Exelon Corp.	5.100	06-15-45	5,627,000	6,039,926
Express Scripts Holding Company	4.800	07-15-46	944,000	887,116
Exxon Mobil Corp.	3.567	03-06-45	3,430,000	3,207,376
Exxon Mobil Corp.	4.114	03-01-46	2,026,000	2,069,125
FedEx Corp.	4.750	11-15-45	2,293,000	2,364,610
First Data Corp. (S)	7.000	12-01-23	1,941,000	2,057,460
Florida Power & Light Company	3.250	06-01-24	1,601,000	1,648,018
Florida Power & Light Company	5.690	03-01-40	5,502,000	6,846,771

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       26

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Florida Power & Light Company	5.960	04-01-39		2,659,000	$3,412,829
Ford Motor Company	4.750	01-15-43		7,262,000	6,793,528
Fortive Corp. (S)	4.300	06-15-46		3,616,000	3,563,257
Fresenius Medical Care US Finance II, Inc. (S)	5.625	07-31-19		221,000	235,918
Fresenius Medical Care US Finance II, Inc. (S)	5.875	01-31-22		1,329,000	1,435,320
Frontier Communications Corp.	6.875	01-15-25		1,091,000	915,076
Frontier Communications Corp.	7.625	04-15-24		1,653,000	1,458,773
Frontier Communications Corp.	9.000	08-15-31		1,002,200	864,087
Frontier Communications Corp.	10.500	09-15-22		3,028,000	3,166,153
General Electric Company	1.250	05-26-23	EUR	1,010,000	1,130,748
General Motors Company	5.200	04-01-45		1,870,000	1,828,325
General Motors Financial Company, Inc.	0.955	09-07-23	EUR	900,000	945,635
Georgia-Pacific LLC (S)	3.600	03-01-25		1,415,000	1,434,309
Georgia-Pacific LLC	7.750	11-15-29		3,906,000	5,247,098
Gilead Sciences, Inc.	3.500	02-01-25		5,695,000	5,736,112
Gilead Sciences, Inc.	4.500	02-01-45		3,381,000	3,356,921
GlaxoSmithKline Capital, Inc.	6.375	05-15-38		1,670,000	2,193,517
GLP Capital LP	5.375	04-15-26		1,711,000	1,781,579
Graphic Packaging International, Inc.	4.875	11-15-22		1,376,000	1,419,000
Greektown Holdings LLC (S)	8.875	03-15-19		672,000	703,920
Grinding Media, Inc. (S)	7.375	12-15-23		208,000	219,700
Halliburton Company	3.800	11-15-25		4,202,000	4,273,644
Halliburton Company	5.000	11-15-45		1,918,000	2,053,808
Hanesbrands, Inc. (S)	4.625	05-15-24		447,000	444,765
Hanesbrands, Inc. (S)	4.875	05-15-26		732,000	721,020
Harland Clarke Holdings Corp. (S)	6.875	03-01-20		505,000	501,213
HCA, Inc.	4.750	05-01-23		3,800,000	3,937,750
HCA, Inc.	5.250	04-15-25		2,541,000	2,674,403
HCA, Inc.	7.500	11-15-95		1,685,000	1,613,388
HealthSouth Corp.	5.750	11-01-24		2,365,000	2,400,475
Hewlett Packard Enterprise Company	4.900	10-15-25		3,906,000	4,067,208
Hilton Domestic Operating Company, Inc. (S)	4.250	09-01-24		1,422,000	1,395,338
Hilton Grand Vacations Borrower Llc/hilton Grand Vacations B (S)	6.125	12-01-24		381,000	398,145
Host Hotels & Resorts LP	4.000	06-15-25		2,190,000	2,171,208
Icahn Enterprises LP (S)	6.250	02-01-22		970,000	977,275
Intel Corp.	3.700	07-29-25		7,396,000	7,764,587
International Paper Company	5.150	05-15-46		4,944,000	5,216,864
Interval Acquisition Corp.	5.625	04-15-23		955,000	974,100
JBS USA LUX SA (S)	5.750	06-15-25		955,000	976,488
Johnson & Johnson	3.700	03-01-46		3,446,000	3,357,765
Johnson & Johnson	4.500	12-05-43		5,419,000	6,033,954
JPMorgan Chase & Co.	0.625	01-25-24	EUR	1,650,000	1,720,421
JPMorgan Chase & Co.	1.375	09-16-21	EUR	1,250,000	1,401,425

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       27

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
JPMorgan Chase & Co.	1.500	10-26-22	EUR	600,000	$672,659
JPMorgan Chase & Co.	1.500	01-27-25	EUR	400,000	439,169
JPMorgan Chase & Co.	2.625	04-23-21	EUR	1,750,000	2,059,714
JPMorgan Chase & Co.	5.625	08-16-43		5,071,000	5,803,369
JPMorgan Chase & Co.	6.400	05-15-38		5,093,000	6,549,883
Kansas City Southern	4.950	08-15-45		2,210,000	2,229,824
Kilroy Realty LP	4.250	08-15-29		2,250,000	2,238,802
Kilroy Realty LP	4.375	10-01-25		1,131,000	1,165,007
Kinder Morgan, Inc.	1.500	03-16-22	EUR	143,000	156,852
Kinder Morgan, Inc.	4.300	06-01-25		3,532,000	3,630,624
Kindred Healthcare, Inc.	8.750	01-15-23		836,000	760,760
Kinetic Concepts, Inc. (S)	7.875	02-15-21		300,000	324,000
Koppers, Inc. (S)	6.000	02-15-25		566,000	585,810
Kraft Heinz Foods Company	3.950	07-15-25		3,155,000	3,187,746
L Brands, Inc.	5.625	10-15-23		1,430,000	1,487,200
Level 3 Financing, Inc. (S)	5.250	03-15-26		283,000	281,939
Level 3 Financing, Inc.	5.375	01-15-24		1,449,000	1,467,576
Lockheed Martin Corp.	4.700	05-15-46		4,522,000	4,864,234
Lowe's Companies, Inc.	3.700	04-15-46		1,394,000	1,286,067
M/I Homes, Inc.	6.750	01-15-21		872,000	912,391
Marriott International, Inc.	3.750	10-01-25		2,132,000	2,139,703
McDonald's Corp.	3.375	05-26-25		1,865,000	1,866,361
McDonald's Corp.	4.875	12-09-45		2,684,000	2,851,771
Medtronic, Inc.	3.500	03-15-25		2,234,000	2,283,403
Medtronic, Inc.	4.375	03-15-35		3,777,000	3,950,772
Medtronic, Inc.	4.625	03-15-45		2,026,000	2,156,551
Mercer International, Inc. (S)	6.500	02-01-24		468,000	471,510
Merck & Company, Inc.	1.875	10-15-26	EUR	600,000	692,212
Merck & Company, Inc.	4.150	05-18-43		7,124,000	7,263,823
MetLife, Inc.	4.600	05-13-46		3,967,000	4,146,705
MetLife, Inc.	5.875	02-06-41		2,720,000	3,319,836
Metropolitan Life Global Funding I	0.875	01-20-22	EUR	600,000	659,695
Metropolitan Life Global Funding I	1.250	09-17-21	EUR	600,000	671,593
Metropolitan Life Global Funding I	2.375	09-30-19	EUR	500,000	572,708
Metropolitan Life Global Funding I	2.375	01-11-23	EUR	200,000	236,090
MGM Resorts International	6.000	03-15-23		1,529,000	1,647,024
Microsoft Corp.	3.750	02-12-45		8,009,000	7,462,330
Microsoft Corp.	4.450	11-03-45		1,024,000	1,061,477
Milacron LLC (S)	7.750	02-15-21		858,000	893,401
Molex Electronic Technologies LLC (S)	3.900	04-15-25		3,097,000	3,075,944
Molson Coors Brewing Company	1.250	07-15-24	EUR	530,000	566,648
Molson Coors Brewing Company	4.200	07-15-46		6,164,000	5,691,079
Monongahela Power Company (S)	5.400	12-15-43		2,947,000	3,474,955
Morgan Stanley	1.375	10-27-26	EUR	900,000	928,586

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       28

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Morgan Stanley	1.875	03-30-23	EUR	400,000	$452,176
Morgan Stanley	2.375	03-31-21	EUR	1,000,000	1,158,681
Morgan Stanley	4.000	07-23-25		6,355,000	6,485,932
Morgan Stanley	4.350	09-08-26		8,614,000	8,739,549
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20		3,668,000	3,764,285
MPT Operating Partnership LP	4.000	08-19-22	EUR	800,000	909,376
MPT Operating Partnership LP	5.250	08-01-26		159,000	156,218
National Grid North America, Inc.	0.750	02-11-22	EUR	700,000	760,384
Navient Corp.	4.875	06-17-19		1,285,000	1,293,841
Navient Corp.	6.625	07-26-21		882,000	897,435
NCI Building Systems, Inc. (S)	8.250	01-15-23		1,178,000	1,284,020
Netflix, Inc.	5.500	02-15-22		1,061,000	1,136,596
Netflix, Inc.	5.750	03-01-24		832,000	895,440
Newell Brands, Inc.	5.500	04-01-46		2,148,000	2,428,250
Nexstar Broadcasting, Inc. (S)	6.125	02-15-22		941,000	975,817
Nexstar Escrow Corp. (S)	5.625	08-01-24		477,000	476,404
Noble Energy, Inc.	5.050	11-15-44		1,142,000	1,167,178
Noble Energy, Inc.	5.250	11-15-43		3,605,000	3,750,858
Novelis Corp. (S)	5.875	09-30-26		376,000	383,050
Novelis Corp. (S)	6.250	08-15-24		723,000	763,669
NPC International, Inc.	10.500	01-15-20		670,000	690,100
NRG Energy, Inc. (S)	6.625	01-15-27		991,000	984,806
NRG Energy, Inc. (S)	7.250	05-15-26		1,739,000	1,819,429
NRG Energy, Inc.	7.875	05-15-21		330,000	342,375
Occidental Petroleum Corp.	3.500	06-15-25		6,505,000	6,586,904
Oncor Electric Delivery Company LLC	3.750	04-01-45		3,808,000	3,618,423
Oncor Electric Delivery Company LLC	5.250	09-30-40		1,492,000	1,751,420
Oracle Corp.	3.900	05-15-35		2,698,000	2,653,680
Oracle Corp.	4.000	07-15-46		3,063,000	2,874,665
Oracle Corp.	4.300	07-08-34		4,310,000	4,429,253
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23		607,000	638,868
Pacific Gas & Electric Company	4.250	03-15-46		2,500,000	2,547,650
Pacific Gas & Electric Company	4.300	03-15-45		5,861,000	6,034,304
Pacific LifeCorp (S)	5.125	01-30-43		2,090,000	2,183,296
Parsley Energy Llc / Parsley Finance Corp. (S)	5.375	01-15-25		925,000	948,125
PDC Energy, Inc. (S)	6.125	09-15-24		480,000	501,600
PepsiCo, Inc.	0.875	07-18-28	EUR	600,000	615,456
PepsiCo, Inc.	4.450	04-14-46		3,783,000	4,031,119
PepsiCo, Inc.	4.600	07-17-45		3,319,000	3,625,334
Philip Morris International, Inc.	1.875	03-03-21	EUR	500,000	572,977
Philip Morris International, Inc.	2.750	03-19-25	EUR	150,000	183,349
Philip Morris International, Inc.	2.875	03-03-26	EUR	240,000	295,566
Philip Morris International, Inc.	3.125	06-03-33	EUR	180,000	222,960

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       29

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Philip Morris International, Inc.	3.375	08-11-25		2,065,000	$2,079,583
Philip Morris International, Inc.	4.125	03-04-43		1,167,000	1,113,020
Philip Morris International, Inc.	6.375	05-16-38		2,099,000	2,661,845
Post Holdings, Inc. (S)	5.000	08-15-26		966,000	933,996
Praxair, Inc.	1.200	02-12-24	EUR	100,000	110,580
Praxair, Inc.	1.625	12-01-25	EUR	400,000	450,223
Praxair, Inc.	3.200	01-30-26		623,000	629,385
Prologis LP	3.000	01-18-22	EUR	500,000	596,179
Prologis LP	3.375	02-20-24	EUR	113,000	139,159
Prudential Financial, Inc.	4.600	05-15-44		3,155,000	3,281,437
Prudential Financial, Inc.	6.200	11-15-40		2,524,000	3,130,772
PulteGroup, Inc.	6.000	02-15-35		1,082,000	1,044,130
PulteGroup, Inc.	7.875	06-15-32		615,000	679,575
Rackspace Hosting, Inc. (S)	8.625	11-15-24		1,106,000	1,147,475
Rain CII Carbon LLC	8.500	01-15-21	EUR	575,000	631,578
RELX Capital, Inc.	1.300	05-12-25	EUR	850,000	921,916
Reynolds American, Inc.	5.850	08-15-45		5,489,000	6,378,108
Reynolds Group Issuer, Inc. (S)	5.125	07-15-23		2,351,000	2,409,775
Roche Holdings, Inc. (S)	2.625	05-15-26		2,338,000	2,252,100
Roche Holdings, Inc. (S)	3.000	11-10-25		924,000	917,093
Roche Holdings, Inc. (S)	4.000	11-28-44		4,383,000	4,412,375
Rowan Companies, Inc.	7.375	06-15-25		848,000	886,160
RSP Permian, Inc. (S)	5.250	01-15-25		190,000	194,275
S&P Global, Inc.	4.400	02-15-26		4,827,000	5,059,883
Sabine Pass Liquefaction LLC	5.625	02-01-21		2,861,000	3,097,033
Schlumberger Holdings Corp. (S)	4.000	12-21-25		5,202,000	5,437,635
Scotts Miracle-gro Co/the (S)	5.250	12-15-26		997,000	1,003,859
Service Corp. International	5.375	05-15-24		2,070,000	2,168,325
Shape Technologies Group, Inc. (S)	7.625	02-01-20		519,000	531,975
Simon Property Group LP	4.250	10-01-44		3,294,000	3,241,230
Sinclair Television Group, Inc.	6.125	10-01-22		1,337,000	1,398,007
Sirius XM Radio, Inc. (S)	5.375	04-15-25		1,781,000	1,818,846
Six Flags Entertainment Corp. (S)	5.250	01-15-21		1,839,000	1,889,573
Southern Copper Corp.	5.875	04-23-45		2,215,000	2,257,443
Southwestern Energy Company	5.800	01-23-20		1,153,000	1,190,473
Spectrum Brands, Inc.	4.000	10-01-26	EUR	625,000	695,873
Spectrum Brands, Inc.	5.750	07-15-25		1,201,000	1,255,045
Sprint Communications, Inc.	6.000	11-15-22		4,133,000	4,205,328
Sprint Communications, Inc.	7.000	08-15-20		1,090,000	1,166,300
Sprint Corp.	7.250	09-15-21		2,070,000	2,214,900
Sprint Spectrum Company LLC (S)	3.360	09-20-21		830,000	831,038
Standard Industries, Inc. (S)	5.500	02-15-23		1,230,914	1,277,073
Standard Industries, Inc. (S)	6.000	10-15-25		540,000	570,375
Starwood Property Trust, Inc. (S)	5.000	12-15-21		1,051,000	1,068,079

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       30

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Steel Dynamics, Inc. (S)	5.000	12-15-26		955,000	$971,713
Steel Dynamics, Inc.	5.250	04-15-23		303,000	315,499
Steel Dynamics, Inc.	5.500	10-01-24		392,000	416,010
Stryker Corp.	4.625	03-15-46		6,206,000	6,350,376
Summit Materials LLC	6.125	07-15-23		600,000	619,500
Surgery Center Holdings, Inc. (S)	8.875	04-15-21		757,000	819,453
Swiss Re Treasury US Corp. (S)	4.250	12-06-42		2,230,000	2,172,256
T-Mobile USA, Inc.	6.125	01-15-22		2,214,000	2,341,305
T-Mobile USA, Inc.	6.836	04-28-23		1,098,000	1,172,115
Target Corp.	4.000	07-01-42		4,502,000	4,386,164
Tenet Healthcare Corp.	4.500	04-01-21		1,326,000	1,332,630
Tenet Healthcare Corp.	6.250	11-01-18		520,000	546,650
The Boeing Company	5.875	02-15-40		621,000	790,986
The Dow Chemical Company	3.500	10-01-24		2,419,000	2,431,368
The Dow Chemical Company	4.625	10-01-44		1,789,000	1,817,064
The Goodyear Tire & Rubber Company	5.125	11-15-23		895,000	918,494
The Home Depot, Inc.	4.250	04-01-46		2,934,000	3,027,419
The Home Depot, Inc.	4.400	03-15-45		5,840,000	6,171,543
The JM Smucker Company	4.375	03-15-45		6,358,000	6,299,099
The Kroger Company	3.875	10-15-46		2,447,000	2,201,138
The Procter & Gamble Company	5.550	03-05-37		144,000	187,361
The Southern Company	4.400	07-01-46		2,713,000	2,684,828
The Travelers Companies, Inc.	4.600	08-01-43		722,000	780,591
The Walt Disney Company	3.150	09-17-25		3,044,000	3,085,776
The Williams Companies, Inc.	4.550	06-24-24		1,124,000	1,138,050
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	800,000	826,579
Time Warner, Inc.	3.600	07-15-25		1,627,000	1,594,810
Time Warner, Inc.	4.850	07-15-45		2,190,000	2,143,141
Time Warner, Inc.	5.375	10-15-41		1,150,000	1,219,181
Union Pacific Corp.	3.799	10-01-51		4,296,000	4,027,410
Union Pacific Corp.	4.050	03-01-46		1,093,000	1,096,491
United Airlines 2013-1 Class B Pass Through Trust	5.375	08-15-21		490,475	508,868
United Airlines 2015-1 Class AA Pass Through Trust	3.450	06-01-29		1,201,241	1,204,244
United Parcel Service, Inc.	6.200	01-15-38		3,921,000	5,169,411
United Rentals North America, Inc.	5.875	09-15-26		530,000	550,538
United Rentals North America, Inc.	7.625	04-15-22		657,000	688,208
United Technologies Corp.	4.500	06-01-42		6,711,000	7,062,589
UnitedHealth Group, Inc.	3.750	07-15-25		1,301,000	1,351,298
UnitedHealth Group, Inc.	4.750	07-15-45		7,608,000	8,342,803
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23		1,197,154	1,376,727
US Foods, Inc. (S)	5.875	06-15-24		37,000	38,665
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	450,000	359,475

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       31

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21		2,022,000	$1,706,063
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20		610,000	552,050
Valvoline, Inc. (S)	5.500	07-15-24		81,000	85,050
Vector Group, Ltd. (S)	6.125	02-01-25		1,420,000	1,459,050
Verizon Communications, Inc.	1.625	03-01-24	EUR	100,000	110,232
Verizon Communications, Inc.	2.375	02-17-22	EUR	412,000	479,183
Verizon Communications, Inc.	3.250	02-17-26	EUR	680,000	835,587
Verizon Communications, Inc.	3.500	11-01-24		3,215,000	3,193,450
Verizon Communications, Inc.	4.672	03-15-55		4,452,000	4,001,413
Verizon Communications, Inc.	6.000	04-01-41		1,832,000	2,100,974
Verizon Communications, Inc.	6.550	09-15-43		4,226,000	5,212,598
Versum Materials, Inc. (S)	5.500	09-30-24		1,400,000	1,456,000
Viking Cruises, Ltd. (S)	6.250	05-15-25		800,000	768,000
Virginia Electric & Power Company	4.650	08-15-43		3,901,000	4,247,424
Voya Financial, Inc.	5.700	07-15-43		2,319,000	2,545,919
Wachovia Corp.	4.375	11-27-18	EUR	700,000	814,148
Wal-Mart Stores, Inc.	3.300	04-22-24		2,389,000	2,453,393
Wal-Mart Stores, Inc.	5.250	09-01-35		3,338,000	3,924,560
Wal-Mart Stores, Inc.	6.500	08-15-37		8,690,000	11,580,746
Walgreens Boots Alliance, Inc.	4.650	06-01-46		2,854,000	2,857,376
Waste Management, Inc.	4.100	03-01-45		4,730,000	4,698,153
Wells Fargo & Company	1.500	09-12-22	EUR	1,100,000	1,228,682
Wells Fargo & Company	2.000	04-27-26	EUR	1,200,000	1,346,350
Wells Fargo & Company	2.125	06-04-24	EUR	127,000	145,713
Wells Fargo & Company	2.250	09-03-20	EUR	330,000	380,058
Wells Fargo & Company	2.625	08-16-22	EUR	500,000	592,235
Wells Fargo & Company	4.100	06-03-26		7,343,000	7,431,674
Wells Fargo & Company	5.375	02-07-35		2,003,000	2,281,768
WestRock MWV LLC	8.200	01-15-30		3,636,000	4,867,742
Williams Partners LP	5.100	09-15-45		5,649,000	5,619,179
Williams Partners LP	6.125	07-15-22		1,643,000	1,696,404
Windstream Services LLC	6.375	08-01-23		1,361,000	1,218,095
Windstream Services LLC	7.500	06-01-22		1,035,000	1,001,363
WP Carey, Inc.	2.000	01-20-23	EUR	500,000	541,583
WPX Energy, Inc.	8.250	08-01-23		1,734,000	1,972,425
XPO Logistics, Inc.	5.750	06-15-21	EUR	275,000	311,706
XPO Logistics, Inc. (S)	6.500	06-15-22		1,693,000	1,767,069
ZF North America Capital, Inc.	2.250	04-26-19	EUR	600,000	671,943
ZF North America Capital, Inc.	2.750	04-27-23	EUR	1,200,000	1,363,416
ZF North America Capital, Inc. (S)	4.750	04-29-25		1,229,000	1,249,524

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       32

Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.1%	$8,823,100
(Cost $9,181,482)
Germany 0.1%	8,823,100
Federal Republic of Germany	0.500	02-15-26	EUR	8,020,000	8,823,100
U.S. Government and Agency obligations 16.8%	$1,069,502,232
(Cost $1,059,695,726)
U.S. Government 16.8%	1,069,502,232
U.S. Treasury Inflation Protected Security	0.125	07-15-22	147,829,500	157,261,866
U.S. Treasury Inflation Protected Security	0.125	07-15-24	115,119,300	116,320,646
U.S. Treasury Inflation Protected Security	0.250	01-15-25	108,400,600	109,781,019
U.S. Treasury Inflation Protected Security	0.375	07-15-23	127,802,200	135,204,321
U.S. Treasury Inflation Protected Security	0.375	07-15-25	101,668,000	104,040,154
U.S. Treasury Inflation Protected Security	0.625	01-15-24	119,027,800	126,624,340
U.S. Treasury Inflation Protected Security	0.625	01-15-26	95,423,700	98,863,023
U.S. Treasury Inflation Protected Security	2.000	01-15-26	75,155,300	104,133,452
U.S. Treasury Inflation Protected Security	2.375	01-15-25	79,010,400	117,273,411
Shares	Value
Common stocks 40.7%	$2,582,880,443
(Cost $2,383,871,211)
Australia 0.7%	42,273,095
Challenger, Ltd.	426,893	3,571,977
Dexus Property Group	1,303,046	8,876,661
Scentre Group	2,028,044	6,767,381
Stockland	2,951,046	9,738,180
The GPT Group	1,723,385	6,120,074
Vicinity Centres	3,317,670	7,198,822
Austria 0.1%	6,354,103
Oesterreichische Post AG (I)	175,647	6,354,103
Belgium 0.2%	11,579,046
Anheuser-Busch InBev SA	54,498	5,690,605
Umicore SA	105,123	5,888,441
Bermuda 0.0%	2,718,900
Validus Holdings, Ltd.	47,700	2,718,900
Canada 0.3%	17,020,779
Alimentation Couche-Tard, Inc., Class B	111,237	5,095,745
Element Fleet Management Corp.	654,349	6,361,203
RioCan Real Estate Investment Trust	278,352	5,563,831
China 0.2%	9,211,874
ANTA Sports Products, Ltd.	619,565	1,971,985
Baidu, Inc., ADR (I)	12,657	2,215,861

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       33

	Shares	Value
China (continued)
Ctrip.com International, Ltd., ADR (I)	99,350	$4,292,914
Tianhe Chemicals Group, Ltd. (I)(S)	4,848,409	731,114
Denmark 1.3%		79,519,282
AP Moeller - Maersk A/S, B Shares	5,973	10,011,518
Coloplast A/S, B Shares	104,183	7,470,480
Danske Bank A/S	995,184	33,193,871
ISS A/S	111,719	3,978,136
Novo Nordisk A/S, B Shares	321,749	11,627,928
Pandora A/S	39,154	5,131,086
Vestas Wind Systems A/S	115,591	8,106,263
Finland 1.1%		66,851,396
Kesko OYJ, B Shares	241,078	12,198,878
Kone OYJ, B Shares	121,509	5,493,566
Nokia OYJ	2,293,023	10,296,114
Sampo OYJ, A Shares	287,207	13,300,199
Stora Enso OYJ, R Shares	1,272,144	14,436,600
Wartsila OYJ ABP	221,548	11,126,039
France 2.1%		134,982,270
AXA SA	756,057	18,581,907
Gecina SA	36,056	4,649,548
Klepierre	456,968	17,352,701
Orange SA	563,358	8,745,865
Orpea	52,004	4,237,236
Thales SA	110,306	10,348,381
TOTAL SA	497,559	25,174,223
Unibail-Rodamco SE	99,352	22,895,962
Veolia Environnement SA	672,609	11,456,822
Vivendi SA	629,337	11,539,625
Germany 1.3%		83,569,247
Covestro AG (S)	39,923	3,004,371
Deutsche Post AG	363,190	12,190,555
Deutsche Telekom AG	1,308,335	22,905,155
Deutsche Wohnen AG	203,198	6,627,839
LEG Immobilien AG (I)	72,613	5,711,422
Muenchener Rueckversicherungs-Gesellschaft AG	27,030	5,089,946
Siemens AG	75,401	9,753,807
TUI AG	665,235	9,749,500
Vonovia SE	260,557	8,536,652
Hong Kong 0.0%		0
China Metal Recycling Holdings, Ltd. (I)	1,799,400	0

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       34

	Shares	Value
Ireland 0.6%		$37,261,670
Allegion PLC	131,934	8,664,106
CRH PLC (I)	302,977	10,509,025
Glanbia PLC	217,385	3,671,548
Medtronic PLC	40,293	3,063,074
Ryanair Holdings PLC, ADR (I)	135,715	11,353,917
Italy 0.6%		38,331,723
Atlantia SpA	490,536	11,179,260
Enel SpA	3,167,527	13,242,342
Intesa Sanpaolo SpA	2,741,604	6,439,680
Mediobanca SpA	867,639	7,470,441
Japan 1.2%		73,013,544
Hulic Company, Ltd.	296,539	2,891,531
Ichigo, Inc.	508,015	1,648,172
Invincible Investment Corp.	3,114	1,472,933
Japan Hotel REIT Investment Corp.	3,093	2,168,097
Japan Retail Fund Investment Corp.	2,078	4,442,936
LaSalle Logiport REIT	1,596	1,520,660
Mitsubishi Estate Company, Ltd.	585,731	11,148,764
Mitsui Fudosan Company, Ltd.	468,867	10,824,827
Nippon Building Fund, Inc.	864	4,961,909
Nomura Real Estate Master Fund, Inc.	3,216	5,010,737
Orix JREIT, Inc.	2,008	3,284,725
Resorttrust, Inc.	147,311	2,714,035
Shionogi & Company, Ltd.	83,291	4,011,480
Sumitomo Realty & Development Company, Ltd.	219,702	5,943,301
Takara Leben Company, Ltd.	361,833	2,025,619
United Urban Investment Corp.	3,410	5,438,978
Yamaha Corp.	114,742	3,504,840
Jersey, Channel Islands 0.1%		8,942,744
Phoenix Group Holdings	941,996	8,942,744
Luxembourg 0.1%		9,025,102
RTL Group SA	118,133	9,025,102
Netherlands 1.1%		69,345,486
ASML Holding NV	32,097	3,897,362
Euronext NV (S)	144,188	6,379,190
ING Groep NV (I)	693,026	9,956,031
Koninklijke Ahold Delhaize NV	343,472	7,317,282
Koninklijke KPN NV	3,584,528	10,326,983
Koninklijke Philips NV	367,429	10,781,346
NN Group NV	191,447	6,780,293
Royal Dutch Shell PLC, A Shares	368,360	9,990,573

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       35

	Shares	Value
Netherlands (continued)
Wereldhave NV	89,345	$3,916,426
Portugal 0.1%		8,041,591
CTT-Correios de Portugal SA	722,456	4,030,279
Galp Energia SGPS SA	272,243	4,011,312
Singapore 0.1%		2,959,944
Ascendas Real Estate Investment Trust	1,695,215	2,959,944
South Africa 0.1%		7,518,405
Mondi PLC	340,165	7,518,405
South Korea 0.1%		8,755,598
KT Corp., ADR	248,883	3,700,890
Samsung Electronics Company, Ltd.	2,972	5,054,708
Spain 1.0%		63,820,865
ACS Actividades de Construccion y Servicios SA	262,812	8,100,020
Amadeus IT Group SA	74,883	3,464,171
Bankinter SA	1,910,692	15,379,422
Endesa SA	608,150	12,541,657
Hispania Activos Inmobiliarios SOCIMI SA	125,551	1,551,542
Industria de Diseno Textil SA	253,262	8,376,824
Inmobiliaria Colonial SA	329,517	2,422,177
Merlin Properties Socimi SA	1,069,978	11,985,052
Sweden 1.2%		77,716,454
Assa Abloy AB, B Shares	389,121	7,363,129
Castellum AB	165,819	2,284,271
Fabege AB	182,220	3,102,859
Hufvudstaden AB, A Shares	137,344	2,188,378
Lundin Petroleum AB (I)	111,512	2,406,479
Securitas AB, B Shares	547,016	8,710,320
Svenska Handelsbanken AB, A Shares	1,016,760	15,178,912
Swedbank AB, A Shares	897,870	22,702,693
Swedish Match AB	423,243	13,779,413
Switzerland 1.9%		122,846,134
Glencore PLC (I)	627,422	2,598,594
Nestle SA	380,044	27,843,749
Novartis AG	261,834	19,330,561
Partners Group Holding AG	18,748	9,474,642
Roche Holding AG	99,899	23,670,910
UBS Group AG	957,880	15,566,834
Zurich Insurance Group AG (I)	84,594	24,360,844
United Kingdom 4.3%		271,695,176
AA PLC	2,257,155	6,943,059

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       36

	Shares	Value
United Kingdom (continued)
AstraZeneca PLC	122,932	$6,523,905
Aviva PLC	1,633,860	9,837,312
Babcock International Group PLC	2,146,364	24,173,283
Barratt Developments PLC	773,540	4,664,892
Bellway PLC	120,466	3,775,743
BP PLC	2,443,552	14,594,256
British American Tobacco PLC	221,381	13,665,436
BT Group PLC	2,463,084	9,446,001
Direct Line Insurance Group PLC	1,412,393	6,327,273
Dixons Carphone PLC	1,319,524	5,263,557
DS Smith PLC	628,884	3,515,414
GlaxoSmithKline PLC	425,390	8,220,688
HSBC Holdings PLC	2,302,241	19,640,317
Imperial Brands PLC	293,813	13,611,721
Inchcape PLC	773,130	6,997,458
International Consolidated Airlines Group SA	1,869,428	11,254,905
Johnson Matthey PLC	246,335	10,104,236
Land Securities Group PLC	227,637	2,852,886
McCarthy & Stone PLC (S)	373,630	771,220
National Grid PLC	857,115	10,039,585
Prudential PLC	532,953	10,328,001
RELX PLC	430,110	7,720,545
Rio Tinto PLC	407,158	18,038,378
Segro PLC	1,427,061	8,289,822
Severn Trent PLC	233,221	6,684,961
Sophos Group PLC (S)	448,406	1,550,360
The British Land Company PLC	385,233	2,831,546
The Sage Group PLC	612,667	4,738,470
United Utilities Group PLC	653,205	7,564,491
Vodafone Group PLC	4,786,799	11,725,455
United States 20.9%		1,329,526,015
Activision Blizzard, Inc.	176,370	7,091,838
Acuity Brands, Inc.	23,142	4,795,717
Advance Auto Parts, Inc.	25,368	4,166,440
Aetna, Inc.	16,301	1,933,462
Alexandria Real Estate Equities, Inc.	171,882	19,047,963
Alphabet, Inc., Class A (I)	4,799	3,936,092
Alphabet, Inc., Class C (I)	17,641	14,056,172
Altria Group, Inc.	180,528	12,849,983
Amazon.com, Inc. (I)	5,848	4,815,711
American International Group, Inc.	138,199	8,880,668
American Tower Corp.	131,255	13,584,893
Amgen, Inc.	10,318	1,616,624

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       37

	Shares	Value
United States (continued)
Apple, Inc.	85,702	$10,399,938
Arthur J. Gallagher & Company	63,405	3,413,091
AvalonBay Communities, Inc.	85,490	14,816,272
Bank of America Corp.	3,034,916	68,710,499
BB&T Corp.	900,500	41,594,095
Blackhawk Network Holdings, Inc. (I)	104,149	3,718,119
Boston Properties, Inc.	145,453	19,039,798
Boston Scientific Corp. (I)	489,261	11,771,620
Brixmor Property Group, Inc.	208,562	5,032,601
Broadcom, Ltd.	53,386	10,650,475
Carnival PLC	204,609	10,946,378
Cavium, Inc. (I)	85,153	5,637,980
Celgene Corp. (I)	37,587	4,365,730
Chevron Corp.	38,114	4,243,994
Citigroup, Inc.	1,019,144	56,898,810
Citizens Financial Group, Inc.	357,335	12,924,807
CMS Energy Corp.	136,041	5,795,347
Comcast Corp., Class A	166,525	12,559,316
Comerica, Inc.	178,138	12,029,659
Concho Resources, Inc. (I)	31,771	4,430,148
CR Bard, Inc.	46,454	11,024,928
CSX Corp.	137,850	6,394,862
DCT Industrial Trust, Inc.	128,995	5,764,787
Delta Air Lines, Inc.	41,839	1,976,474
Devon Energy Corp.	106,965	4,871,186
Dollar Tree, Inc. (I)	96,497	7,448,603
Douglas Emmett, Inc.	274,846	10,400,173
Duke Realty Corp.	480,497	11,690,492
Electronic Arts, Inc. (I)	78,721	6,567,693
Eli Lilly & Company	24,242	1,867,361
EOG Resources, Inc.	36,496	3,707,264
Equifax, Inc.	24,820	2,910,890
Equinix, Inc.	29,424	11,327,652
Equity LifeStyle Properties, Inc.	77,278	5,713,935
Equity Residential	110,425	6,710,527
Extra Space Storage, Inc.	81,974	5,906,227
Facebook, Inc., Class A (I)	115,593	15,064,080
Federal Realty Investment Trust	90,611	12,724,503
Fifth Third Bancorp	781,393	20,394,357
First Republic Bank	90,702	8,555,920
FleetCor Technologies, Inc. (I)	60,037	8,854,857
Fortune Brands Home & Security, Inc.	190,833	10,520,623
General Dynamics Corp.	14,169	2,565,723
GGP, Inc.	773,174	19,205,642

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       38

	Shares	Value
United States (continued)
Halliburton Company	166,352	$9,410,533
Hanesbrands, Inc.	173,106	4,104,343
HCP, Inc.	423,067	12,827,391
Hess Corp.	101,546	5,501,762
Hewlett Packard Enterprise Company	137,379	3,115,756
Highwoods Properties, Inc.	68,501	3,521,636
Hilton Worldwide Holdings, Inc.	179,355	10,327,261
Host Hotels & Resorts, Inc.	635,020	11,474,811
Hudson Pacific Properties, Inc.	216,761	7,675,507
Huntington Bancshares, Inc.	1,120,614	15,161,907
JPMorgan Chase & Co.	646,119	54,681,051
KeyCorp	1,116,678	20,066,704
Kimco Realty Corp.	204,092	5,079,850
M&T Bank Corp.	161,560	26,264,809
Marriott International, Inc. Class A	133,494	11,293,592
Martin Marietta Materials, Inc.	34,500	7,921,200
Mastercard, Inc., Class A	38,873	4,133,366
McDonald's Corp.	52,383	6,420,584
Micron Technology, Inc. (I)	91,837	2,214,190
Microsoft Corp.	56,449	3,649,428
Mondelez International, Inc., Class A	69,990	3,099,157
National Retail Properties, Inc.	190,193	8,292,415
Newell Brands, Inc.	245,420	11,615,729
Norfolk Southern Corp.	33,321	3,913,885
Park Hotels & Resorts, Inc.	107,613	2,920,617
People's United Financial, Inc.	372,665	6,987,469
PepsiCo, Inc.	58,631	6,084,725
Pfizer, Inc.	134,062	4,253,787
Prologis, Inc.	348,852	17,041,420
Public Storage	78,440	16,864,600
Raytheon Company	40,386	5,822,046
Regency Centers Corp.	114,700	7,998,031
Regions Financial Corp.	1,273,274	18,347,878
salesforce.com, Inc. (I)	36,442	2,882,562
Shire PLC	73,928	4,116,013
Simon Property Group, Inc.	165,522	30,417,978
STORE Capital Corp.	164,136	3,883,458
SunTrust Banks, Inc.	510,825	29,025,077
TechnipFMC PLC (I)	139,823	4,582,530
The Allstate Corp.	57,812	4,348,041
The Charles Schwab Corp.	230,761	9,516,584
The Hartford Financial Services Group, Inc.	154,357	7,518,729
The Home Depot, Inc.	42,527	5,850,865
The Kraft Heinz Company	147,933	13,208,938

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       39

			Shares	Value
United States (continued)
	The PNC Financial Services Group, Inc.		515,365	$62,080,868
	The TJX Companies, Inc.		39,288	2,943,457
	Thermo Fisher Scientific, Inc.		19,121	2,913,849
	Torchmark Corp.		39,830	2,929,098
	UnitedHealth Group, Inc.		83,193	13,485,585
	US Bancorp		1,156,607	60,895,359
	Verizon Communications, Inc.		61,178	2,998,334
	Visteon Corp. (I)		66,292	5,937,774
	Vornado Realty Trust		166,481	17,698,595
	Wells Fargo & Company		1,234,401	69,533,808
	Welltower, Inc.		118,060	7,827,378
	Zions Bancorporation		211,441	8,920,696
Rights 0.0%				$118,022
(Cost $125,074)
	ACS Actividades de Construccion Y Servicios SA (Expiration Date: 2-6-17) (I)(N)		262,812	118,022
			Shares/Par	Value
Purchased options 1.3%				$79,305,601
(Cost $98,879,267)
Call options 0.7%				45,710,775
	Exchange Traded Option on FTSE 100 Index (Expiration Date: 12-21-18; Strike Price: GBP 7,000.00) (I)		2,838	15,816,055
	Exchange Traded Option on S&P 500 Index (Expiration Date: 12-21-18; Strike Price: $2,300.00) (I)		1,648	29,894,720
Put options 0.6%				33,594,826
	Exchange Traded Option on Euro STOXX 50 Index (Expiration Date: 12-15-17; Strike Price: EUR 3,400.00) (I)		4,166	16,806,112
	Exchange Traded Option on Euro STOXX 50 Index (Expiration Date: 12-21-18; Strike Price: EUR 3,000.00) (I)		3,671	12,879,311
	Exchange Traded Option on S&P 500 Index (Expiration Date: 3-17-17; Strike Price: $2,260.00) (I)		271	746,605
	Exchange Traded Option on S&P 500 Index (Expiration Date: 3-17-17; Strike Price: $2,265.00) (I)		553	1,614,760
	Over the Counter Option on Sao Paulo Se Bovespa Index (Expiration Date: 2-16-17; Strike Price: BRL 60,760.00; Counterparty: Morgan Stanley & Co., Inc.) (I)		1,276	45,884
	Over the Counter Option on Sao Paulo Se Bovespa Index (Expiration Date: 2-16-17; Strike Price: BRL 60,760.00; Counterparty: Morgan Stanley & Co., Inc.) (I)		1,290	46,387
	Over the Counter Option on Swiss Market Index (Expiration Date: 3-20-17; Strike Price: CHF 8,007.00; Counterparty: JPMorgan Chase Bank) (I)		17,830	1,455,767
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 19.5%				$1,235,636,513
(Cost $1,235,516,445)
Certificate of deposit 6.5%				415,055,350
Credit Agricole SA	1.270	03-06-17	60,000,000	60,026,880

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       40

	Yield* (%)	Maturity date	Par value^	Value
Certificate of deposit (continued)
Credit Suisse First Boston	1.310	04-18-17	55,000,000	$55,034,870
Danske Bank A/S	1.020	02-13-17	50,000,000	50,003,800
Natixis SA	1.020	04-03-17	50,000,000	50,000,000
Societe Generale SA	1.180	04-21-17	50,000,000	50,018,650
Sumitomo Mitsui Financial Group, Inc.	0.810	02-24-17	50,000,000	50,001,000
Sumitomo Mitsui Trust Holdings, Inc.	1.193	02-21-17	50,000,000	49,978,650
The Toronto-Dominion Bank	1.000	04-27-17	50,000,000	49,991,500
Commercial paper 2.4%				152,914,419
Agence Centrale Organismes	1.017	02-27-17	53,000,000	52,972,069
Banque Federative du Credit Mutuel SA	0.918	02-15-17	50,000,000	49,987,250
UBS AG	1.242	03-08-17	50,000,000	49,955,100
Time deposits 9.1%				575,480,120
BNP Paribas	0.640	02-01-17	150,011,112	150,011,112
DZ Bank AG	0.650	02-01-17	230,232,853	230,232,853
KBC Bank NV	0.600	02-01-17	195,236,155	195,236,155
		Yield (%)	Shares	Value
Money market funds 1.5%				92,186,624
BlackRock Cash Funds - Prime, Institutional Class		0.4157(Y)	92,186,624	$92,186,624
Total investments (Cost $6,049,621,808)† 98.1%				$6,227,716,536
Other assets and liabilities, net 1.9%				$120,663,992
Total net assets 100.0%				$6,348,380,528

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       41

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(I)	Non-income producing security.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $187,189,717 or 3.0% of the fund's net assets as of 1-31-17.
(Y)	The rate shown is the annualized seven-day yield as of 1-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 1-31-17, the aggregate cost of investment securities for federal income tax purposes was $6,075,263,038. Net unrealized appreciation aggregated to $152,453,498, of which $300,635,645 related to appreciated investment securities and $148,182,147 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       42

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 1-31-17 (unaudited)

Assets
Investments, at value (Cost $6,049,621,808)	$6,227,716,536
Foreign currency, at value (Cost $2,054,170)	2,057,430
Cash held at broker for futures contracts	175,845,975
Cash collateral for derivative contracts	3,019,500
Receivable for investments sold	10,933,713
Receivable for fund shares sold	16,145,679
Unrealized appreciation on forward foreign currency contracts	47,244,677
Dividends and interest receivable	24,193,274
Swap contracts, at value	7,608,714
Receivable due from advisor	249
Other receivables and prepaid expenses	132,650
Total assets	6,514,898,397
Liabilities
Payable for investments purchased	14,569,671
Unrealized depreciation on forward foreign currency contracts	86,428,846
Payable for fund shares repurchased	20,214,311
Written options, at value (Premium received $9,771,414)	11,933,421
Swap contracts, at value	29,528,630
Payable for centrally cleared swaps	2,119,727
Payable for futures variation margin	408,831
Payable to affiliates
Accounting and legal services fees	83,956
Transfer agent fees	470,173
Distribution and service fees	1,235
Trustees' fees	14,818
Other liabilities and accrued expenses	744,250
Total liabilities	166,517,869
Net assets	$6,348,380,528
Net assets consist of
Paid-in capital	$7,107,087,832
Accumulated distributions in excess of net investment income	(160,762,095)
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(799,588,488)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	201,643,279
Net assets	$6,348,380,528

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       43

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($601,403,375 ÷ 59,789,009 shares)[1]	$10.06
Class C ($221,294,733 ÷ 22,155,707 shares)[1]	$9.99
Class I ($3,821,804,881 ÷ 378,227,438 shares)	$10.10
Class R2 ($2,613,740 ÷ 260,586 shares)	$10.03
Class R6 ($618,497,054 ÷ 61,170,860 shares)	$10.11
Class NAV ($1,082,766,745 ÷ 107,187,288 shares)	$10.10
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.59

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       44

STATEMENT OF OPERATIONS   For the six months ended 1-31-17 (unaudited)

Investment income
Interest	$41,246,259
Dividends	28,782,761
Less foreign taxes withheld	(1,227,964)
Total investment income	68,801,056
Expenses
Investment management fees	43,400,323
Distribution and service fees	2,597,239
Accounting and legal services fees	482,718
Transfer agent fees	3,355,632
Trustees' fees	67,911
State registration fees	174,962
Printing and postage	207,739
Professional fees	181,276
Custodian fees	887,489
Other	75,097
Total expenses	51,430,386
Less expense reductions	(335,585)
Net expenses	51,094,801
Net investment income	17,706,255
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	90,793,420
Futures contracts	(125,721,685)
Written options	(15,550,539)
Swap contracts	(284,560,668)
(335,039,472)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	45,406,885
Futures contracts	34,257,014
Written options	11,562,408
Swap contracts	316,696,542
407,922,849
Net realized and unrealized gain	72,883,377
Increase in net assets from operations	$90,589,632

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       45

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-17	Year ended 7-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$17,706,255	$53,836,531
Net realized loss	(335,039,472)	(393,220,851)
Change in net unrealized appreciation (depreciation)	407,922,849	(178,064,137)
Increase (decrease) in net assets resulting from operations	90,589,632	(517,448,457)
Distributions to shareholders
From net investment income
Class A	—	(78,898,528)
Class C	—	(18,561,949)
Class I	—	(361,871,430)
Class R2	—	(400,307)
Class R6	—	(37,773,858)
Class NAV	—	(79,816,666)
Total distributions	—	(577,322,738)
From fund share transactions	(2,175,461,752)	1,239,766,494
Total increase (decrease)	(2,084,872,120)	144,995,299
Net assets
Beginning of period	8,433,252,648	8,288,257,349
End of period	$6,348,380,528	$8,433,252,648
Accumulated distributions in excess of net investment income	($160,762,095)	($178,468,350)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       46

Financial highlights

Class A Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.94		$11.27	$11.25	$10.84	$10.59	$10.00
Net investment income (loss)[3]	0.02		0.04	0.03	0.03	0.02	—	[4]
Net realized and unrealized gain (loss) on investments	0.10		(0.69)	0.53	0.50	0.33	0.59
Total from investment operations	0.12		(0.65)	0.56	0.53	0.35	0.59
Less distributions
From net investment income	—		(0.68)	(0.54)	(0.12)	(0.03)	—
From net realized gain	—		—	—	—	(0.07)	—
Total distributions	—		(0.68)	(0.54)	(0.12)	(0.10)	—
Net asset value, end of period	$10.06		$9.94	$11.27	$11.25	$10.84	$10.59
Total return (%)[5,6]	1.21	[7]	(6.00)	5.15	4.94	3.28	5.90	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$601		$1,047	$1,080	$971	$1,161	$175
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	[8]	1.64	1.67	1.72	1.80	1.97	[8]
Expenses including reductions	1.63	[8]	1.63	1.66	1.71	1.80	1.95	[8]
Net investment income (loss)	0.46	[8]	0.34	0.23	0.27	0.18	(0.01	) [8]
Portfolio turnover (%)	21		80	80	56	106	33

1	Six months ended 1-31-17. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 7-31-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Does not reflect the effect of sales charges, if any.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       47

Class C Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13 [2]
Per share operating performance
Net asset value, beginning of period	$9.91		$11.23	$11.21	$10.80	$10.61
Net investment loss[3]	(0.02)		(0.04)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.10		(0.67)	0.53	0.51	0.32
Total from investment operations	0.08		(0.71)	0.48	0.46	0.26
Less distributions
From net investment income	—		(0.61)	(0.46)	(0.05)	—
From net realized gain	—		—	—	—	(0.07)
Total distributions	—		(0.61)	(0.46)	(0.05)	(0.07)
Net asset value, end of period	$9.99		$9.91	$11.23	$11.21	$10.80
Total return (%)[4,5]	0.81	[6]	(6.61)	4.43	4.24	2.50
Ratios and supplemental data
Net assets, end of period (in millions)	$221		$309	$293	$203	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	2.34	[7]	2.34	2.37	2.42	2.53
Expenses including reductions	2.33	[7]	2.33	2.36	2.41	2.52
Net investment loss	(0.41	) [7]	(0.35)	(0.45)	(0.43)	(0.55)
Portfolio turnover (%)	21		80	80	56	106

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class C shares is 8-1-12.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       48

Class I Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.97		$11.30	$11.29	$10.87	$10.62	$10.00
Net investment income[3]	0.03		0.07	0.06	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.10		(0.68)	0.53	0.51	0.33	0.58
Total from investment operations	0.13		(0.61)	0.59	0.58	0.39	0.62
Less distributions
From net investment income	—		(0.72)	(0.58)	(0.16)	(0.07)	—
From net realized gain	—		—	—	—	(0.07)	—
Total distributions	—		(0.72)	(0.58)	(0.16)	(0.14)	—
Net asset value, end of period	$10.10		$9.97	$11.30	$11.29	$10.87	$10.62
Total return (%)[4]	1.30	[5]	(5.67)	5.38	5.37	3.65	6.20	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3,822		$5,316	$5,093	$3,495	$1,740	$167
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	[6]	1.32	1.36	1.39	1.43	1.60	[6]
Expenses including reductions	1.32	[6]	1.31	1.34	1.38	1.42	1.59	[6]
Net investment income	0.54	[6]	0.67	0.56	0.63	0.58	0.58	[6]
Portfolio turnover (%)	21		80	80	56	106	33

1	Six months ended 1-31-17. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 7-31-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       49

Class R2 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.92		$11.25	$11.24	$10.83	$10.58	$10.67
Net investment income (loss)[3]	0.02		0.01	(0.01)	— [4]	— [4]	0.01
Net realized and unrealized gain (loss) on investments	0.09		(0.66)	0.53	0.50	0.32	(0.10)
Total from investment operations	0.11		(0.65)	0.52	0.50	0.32	(0.09)
Less distributions
From net investment income	—		(0.68)	(0.51)	(0.09)	—	—
From net realized gain	—		—	—	—	(0.07)	—
Total distributions	—		(0.68)	(0.51)	(0.09)	(0.07)	—
Net asset value, end of period	$10.03		$9.92	$11.25	$11.24	$10.83	$10.58
Total return (%)[5]	1.11	[6]	(6.08)	4.75	4.67	3.08	(0.84	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$5	$1	$1	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	[8]	1.75	1.99	2.85	8.88	18.31	[8]
Expenses including reductions	1.70	[8]	1.74	1.97	2.00	2.00	2.00	[8]
Net investment income (loss)	0.44	[8]	0.09	(0.06)	0.02	(0.01)	0.19	[8]
Portfolio turnover (%)	21		80	80	56	106	33	[9]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 12-19-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       50

Class R6 Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.97		$11.30	$11.29	$10.86	$10.60	$10.67
Net investment income[3]	0.02		0.09	0.09	0.09	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.12		(0.69)	0.51	0.50	0.34	(0.10)
Total from investment operations	0.14		(0.60)	0.60	0.59	0.39	(0.07)
Less distributions
From net investment income	—		(0.73)	(0.59)	(0.16)	(0.06)	—
From net realized gain	—		—	—	—	(0.07)	—
Total distributions	—		(0.73)	(0.59)	(0.16)	(0.13)	—
Net asset value, end of period	$10.11		$9.97	$11.30	$11.29	$10.86	$10.60
Total return (%)[4]	1.40	[5]	(5.55)	5.51	5.44	3.66	(0.66	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$618		$639	$557	$196	$39	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	[7]	1.23	1.26	1.33	1.51	18.04	[7]
Expenses including reductions	1.21	[7]	1.20	1.23	1.28	1.50	1.50	[7]
Net investment income	0.43	[7]	0.81	0.77	0.78	0.51	0.69	[7]
Portfolio turnover (%)	21		80	80	56	106	33	[8]

1	Six months ended 1-31-17. Unaudited.
2	The inception date for Class R6 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 12-19-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       51

Class NAV Shares Period ended	1-31-17	[1]	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$9.96		$11.29	$11.28	$10.86	$10.61	$10.00
Net investment income[3]	0.03		0.08	0.08	0.08	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.11		(0.68)	0.52	0.51	0.32	0.57
Total from investment operations	0.14		(0.60)	0.60	0.59	0.40	0.61
Less distributions
From net investment income	—		(0.73)	(0.59)	(0.17)	(0.08)	—
From net realized gain	—		—	—	—	(0.07)	—
Total distributions	—		(0.73)	(0.59)	(0.17)	(0.15)	—
Net asset value, end of period	$10.10		$9.96	$11.29	$11.28	$10.86	$10.61
Total return (%)[4]	1.41	[5]	(5.56)	5.51	5.50	3.78	6.10	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,083		$1,119	$1,260	$835	$673	$497
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[6]	1.21	1.24	1.26	1.29	1.43	[6]
Expenses including reductions	1.21	[6]	1.20	1.23	1.26	1.29	1.43	[6]
Net investment income	0.54	[6]	0.75	0.68	0.72	0.73	0.69	[6]
Portfolio turnover (%)	21		80	80	56	106	33

1	Six months ended 1-31-17. Unaudited.
2	Period from 12-19-11 (commencement of operations) to 7-31-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       52

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       53

value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of January 31, 2017, by major security category or type:

	Total value at 1-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$1,251,450,625	—	$1,251,450,625	—
Foreign government obligations	8,823,100	—	8,823,100	—
U.S. Government and Agency obligations	1,069,502,232	—	1,069,502,232	—
Common stocks	2,582,880,443	$1,362,911,535	1,219,237,794	$731,114
Rights	118,022	118,022	—	—
Purchased options	79,305,601	77,757,563	1,548,038	—
Short-term investments	1,235,636,513	92,186,624	1,143,449,889	—
Total investments in securities	$6,227,716,536	$1,532,973,744	$4,694,011,678	$731,114
Other financial instruments:
Futures	52,441,098	53,791,056	(1,349,958)	—
Forward foreign currency contracts	(39,184,169)	—	(39,184,169)	—
Written options	(11,933,421)	(3,511,692)	(8,421,729)	—
Interest rate swaps	38,998,093	—	38,998,093	—
Credit default swaps	1,834,661	—	1,834,661	—
Total return swaps	(15,506,891)	—	(15,506,891)	—
Variance swaps	(6,413,025)	—	(6,413,025)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are

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translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended January 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the six months ended January 31, 2017 were $8,029.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryfoward of $295,954,339 and a long-term capital loss carryforward of $137,341,306 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, wash sale loss deferrals, derivative transactions, and amortization and accretion on debt securities.

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Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and payable for centrally cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the

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trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended January 31, 2017, the fund used futures contracts to manage against anticipated changes in securities markets and interest rates, gain exposure to certain securities markets and foreign bond markets, and maintain diversity of the fund. During the six months ended January 31, 2017, the fund held futures contracts with notional values ranging from $9.0 billion to $9.5 billion, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
3-Year Australian Treasury Bond Futures	4,199	Long	Mar 2017	$355,583,856	$356,053,749	$469,893
10-Year Australian Treasury Bond Futures	18,898	Long	Mar 2017	1,819,119,180	1,838,767,790	19,648,610
Euro STOXX 50 Index Futures	3,375	Long	Mar 2017	115,649,554	117,971,069	2,321,515
Mini MSCI Emerging Markets Index Futures	3,095	Long	Mar 2017	135,686,376	141,611,725	5,925,349
S&P 500 Index E-Mini Futures	847	Long	Mar 2017	142,885,349	142,761,850	(123,499)
U.K. Long Gilt Bond Futures	10,826	Long	Mar 2017	1,679,198,490	1,687,004,341	7,805,851
10-Year U.S. Treasury Note Futures	18,523	Short	Mar 2017	(2,316,658,910)	(2,305,534,656)	11,124,254
Euro-Bund Futures	4,858	Short	Mar 2017	(848,493,444)	(850,248,329)	(1,754,885)
Euro-Oat Futures	5,713	Short	Mar 2017	(926,161,144)	(911,946,143)	14,215,001
FTSE 100 Index Futures	3,474	Short	Mar 2017	(306,140,116)	(308,652,866)	(2,512,750)
Hang Seng Index Futures	28	Short	Feb 2017	(4,133,561)	(4,189,235)	(55,674)
OMX Stockholm 30 Index Futures	1,811	Short	Feb 2017	(31,178,132)	(31,851,904)	(673,772)
S&P 500 Index E-Mini Futures	2,534	Short	Mar 2017	(284,942,069)	(288,179,150)	(3,237,081)
SPI 200 Futures	92	Short	Mar 2017	(9,633,348)	(9,724,550)	(91,202)
Topix Index Futures	204	Short	Mar 2017	(26,743,361)	(27,363,873)	(620,512)
						$52,441,098

*Notional basis refers to the comtractual amount agreed upon at inception of open contracts, notional value represents the current value of the open contracts.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended January 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. During the six months ended January 31, 2017, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $7.2 billion to $7.4 billion, as measured at each quarter end. The following table summarizes the contracts held at January 31, 2017:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	2,282,445	USD	1,729,463	Barclays Capital	02/06/2017	$1,384	—	$1,384

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       57

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	535,291	USD	403,020	Citibank N.A.	02/06/2017	2,907	—	2,907
AUD	1,043,487	USD	789,090	HSBC	02/06/2017	2,217	—	2,217
AUD	55,196,561	USD	41,654,374	JPMorgan Chase	02/06/2017	202,831	—	202,831
AUD	6,534,191	USD	4,881,073	Societe General	02/06/2017	74,000	—	74,000
AUD	1,837,718	USD	1,371,516	Goldman Sachs	03/10/2017	21,068	—	21,068
AUD	12,800,000	USD	9,231,142	HSBC	03/10/2017	468,429	—	468,429
BRL	149,000,000	USD	44,205,877	Merrill Lynch	03/10/2017	2,664,154	—	2,664,154
BRL	188,000,000	USD	54,371,893	Societe General	03/10/2017	4,766,133	—	4,766,133
CAD	7,297,394	USD	5,546,833	HSBC	02/06/2017	61,350	—	61,350
CAD	924,967	USD	703,549	UBS Warburg	02/06/2017	7,306	—	7,306
CAD	4,870,789	USD	3,706,708	Merrill Lynch	03/10/2017	37,708	—	37,708
CHF	19,745,600	USD	19,704,998	Barclays Capital	02/03/2017	250,058	—	250,058
CHF	11,254,400	USD	11,262,197	Goldman Sachs	02/03/2017	111,587	—	111,587
CHF	34,000,000	USD	33,581,663	HSBC	02/03/2017	779,000	—	779,000
DKK	177,370,816	USD	25,389,552	Merrill Lynch	02/21/2017	377,217	—	377,217
EUR	67,952,109	SEK	645,000,000	Societe General	02/01/2017	—	($384,043)	(384,043)
EUR	147,613,137	USD	158,800,589	Barclays Capital	02/01/2017	548,617	—	548,617
EUR	9,311,739	USD	9,924,722	HSBC	02/06/2017	128,729	—	128,729
EUR	5,282,189	USD	5,791,762	JPMorgan Chase	02/06/2017	—	(88,829)	(88,829)
EUR	72,725,088	USD	77,612,214	UBS Warburg	02/06/2017	905,671	—	905,671
EUR	9,484,232	USD	10,093,869	Deutsche Bank	02/21/2017	151,069	—	151,069
EUR	54,115,768	USD	57,888,665	Societe General	02/21/2017	567,590	—	567,590
EUR	10,863,717	USD	11,610,879	BNP Paribas	04/18/2017	157,158	—	157,158
EUR	10,105,896	USD	10,819,272	Deutsche Bank	04/18/2017	127,861	—	127,861
EUR	3,395,762	USD	3,624,188	HSBC	04/18/2017	54,244	—	54,244
EUR	7,064,805	USD	7,617,315	Merrill Lynch	04/18/2017	35,580	—	35,580
EUR	47,949,779	USD	51,685,771	Morgan Stanley	04/18/2017	255,450	—	255,450
GBP	63,145,503	USD	79,184,460	Deutsche Bank	02/03/2017	254,104	—	254,104
GBP	1,441,261	USD	1,761,478	Barclays Capital	02/06/2017	51,750	—	51,750
GBP	11,390,702	USD	14,282,834	Citibank N.A.	02/06/2017	47,629	—	47,629
GBP	32,632,507	USD	40,254,318	UBS Warburg	04/10/2017	863,548	—	863,548
GBP	1,371,971	USD	1,710,680	BNP Paribas	04/18/2017	18,331	—	18,331
GBP	279,869	USD	345,487	Goldman Sachs	04/18/2017	7,215	—	7,215
GBP	117,240	USD	146,817	Societe General	04/18/2017	934	—	934
GBP	3,382,108	USD	4,165,823	HSBC	04/19/2017	96,532	—	96,532
INR	4,924,000,000	USD	72,743,389	BNP Paribas	02/07/2017	—	(211,042)	(211,042)
INR	5,500,000,000	USD	80,101,365	BNP Paribas	02/23/2017	755,362	—	755,362
INR	21,930,000,000	USD	317,964,332	BNP Paribas	02/28/2017	4,233,728	—	4,233,728
INR	8,000,000,000	USD	115,419,297	BNP Paribas	03/06/2017	2,026,111	—	2,026,111
INR	200,000,000	USD	2,896,326	BNP Paribas	04/20/2017	20,767	—	20,767
INR	4,924,000,000	USD	71,381,975	BNP Paribas	05/09/2017	245,237	—	245,237
JPY	853,702,610	USD	7,478,730	Barclays Capital	02/06/2017	82,933	—	82,933
JPY	7,143,184,762	USD	69,592,249	Goldman Sachs	02/06/2017	—	(6,321,555)	(6,321,555)
JPY	6,446,902,178	USD	56,235,743	Societe General	02/06/2017	867,635	—	867,635
JPY	6,900,000,000	USD	67,178,783	Goldman Sachs	02/13/2017	—	(6,051,476)	(6,051,476)
JPY	6,900,000,000	USD	67,291,470	Goldman Sachs	02/17/2017	—	(6,158,091)	(6,158,091)
JPY	688,358,872	USD	6,030,438	UBS Warburg	02/21/2017	68,965	—	68,965
JPY	6,900,000,000	USD	60,445,367	Societe General	04/25/2017	868,937	—	868,937
JPY	6,900,000,000	USD	60,684,682	Goldman Sachs	04/27/2017	634,680	—	634,680
JPY	6,900,000,000	USD	60,399,160	Citibank N.A.	05/02/2017	932,850	—	932,850
JPY	6,900,000,000	USD	61,032,419	Barclays Capital	05/09/2017	321,367	—	321,367
KRW	72,250,000,000	USD	61,990,562	Merrill Lynch	02/07/2017	184,465	—	184,465
KRW	18,359,424,482	USD	15,765,929	Barclays Capital	02/10/2017	33,824	—	33,824

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       58

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
KRW	17,316,229,208	USD	14,725,381	Merrill Lynch	03/10/2017	180,550	—	180,550
NOK	577,600,000	AUD	91,962,661	Citibank N.A.	02/27/2017	335,440	—	335,440
NOK	529,083,000	AUD	83,386,947	Goldman Sachs	03/03/2017	959,775	—	959,775
NOK	433,295,000	AUD	69,230,794	Goldman Sachs	03/09/2017	83,788	—	83,788
NOK	505,000,000	AUD	80,862,761	Goldman Sachs	04/18/2017	44,675	—	44,675
NOK	506,622,000	AUD	81,126,212	Merrill Lynch	04/18/2017	41,995	—	41,995
NOK	565,095,000	AUD	88,942,262	HSBC	04/24/2017	1,229,836	—	1,229,836
SEK	645,000,000	EUR	66,488,950	Citibank N.A.	02/01/2017	1,963,531	—	1,963,531
SEK	645,000,000	EUR	65,223,986	Citibank N.A.	02/14/2017	3,335,435	—	3,335,435
SEK	145,259,367	EUR	15,224,514	Royal Bank of Scotland	04/18/2017	179,330	—	179,330
SEK	645,000,000	EUR	67,726,563	Morgan Stanley	04/25/2017	663,728	—	663,728
SEK	645,000,000	EUR	67,903,394	Morgan Stanley	05/03/2017	474,877	—	474,877
SEK	645,000,000	EUR	67,864,576	BNP Paribas	05/09/2017	519,352	—	519,352
SEK	645,000,000	EUR	67,987,328	Societe General	05/12/2017	387,436	—	387,436
SEK	2,640,500	USD	291,829	Citibank N.A.	02/06/2017	10,090	—	10,090
SEK	76,021,336	USD	8,598,443	Morgan Stanley	02/06/2017	93,976	—	93,976
SEK	34,486,089	USD	3,854,659	BNP Paribas	02/21/2017	90,902	—	90,902
SEK	64,000,000	USD	7,029,729	Citibank N.A.	02/21/2017	292,525	—	292,525
SEK	68,652,115	USD	7,711,747	UBS Warburg	02/21/2017	142,756	—	142,756
SGD	3,962,178	USD	2,779,179	HSBC	02/06/2017	32,263	—	32,263
SGD	186,764	USD	132,092	Morgan Stanley	02/06/2017	430	—	430
SGD	680,578	USD	479,199	Societe General	02/06/2017	3,719		3,719
USD	2,468,836	AUD	3,333,337	Goldman Sachs	02/06/2017	—	(58,933)	(58,933)
USD	41,854,732	AUD	55,647,732	HSBC	02/06/2017	—	(344,609)	(344,609)
USD	2,529,995	AUD	3,427,294	JPMorgan Chase	02/06/2017	—	(69,025)	(69,025)
USD	2,367,691	AUD	3,183,613	UBS Warburg	02/06/2017	—	(46,538)	(46,538)
USD	35,584,136	AUD	47,800,000	HSBC	03/10/2017	—	(637,702)	(637,702)
USD	40,019,255	AUD	53,118,204	JPMorgan Chase	05/10/2017	—	(175,986)	(175,986)
USD	878,267	CAD	1,170,572	Goldman Sachs	02/06/2017	—	(21,340)	(21,340)
USD	3,723,973	CAD	4,981,380	HSBC	02/06/2017	—	(104,310)	(104,310)
USD	360,725	CAD	484,834	Morgan Stanley	02/06/2017	—	(11,879)	(11,879)
USD	305,378	CAD	404,736	Societe General	02/06/2017	—	(5,668)	(5,668)
USD	886,635	CAD	1,180,840	UBS Warburg	02/06/2017	—	(20,864)	(20,864)
USD	2,222,641	CAD	3,000,000	Citibank N.A.	02/21/2017	—	(83,216)	(83,216)
USD	13,436,658	CAD	18,050,000	Morgan Stanley	03/10/2017	—	(439,269)	(439,269)
USD	5,552,788	CAD	7,297,394	HSBC	05/10/2017	—	(60,963)	(60,963)
USD	54,298,232	CHF	53,607,341	Goldman Sachs	02/03/2017	122,238	—	122,238
USD	11,519,570	CHF	11,392,659	HSBC	02/03/2017	6,061	—	6,061
USD	64,718,604	CHF	65,000,000	HSBC	03/10/2017	—	(1,089,305)	(1,089,305)
USD	72,091,476	CHF	72,700,000	Merrill Lynch	03/10/2017	—	(1,512,139)	(1,512,139)
USD	154,391,476	CHF	156,500,000	UBS Warburg	04/12/2017	—	(4,411,250)	(4,411,250)
USD	113,957,903	CHF	114,250,000	Morgan Stanley	04/20/2017	—	(2,023,385)	(2,023,385)
USD	120,577,886	CHF	120,660,000	Merrill Lynch	05/02/2017	—	(1,990,099)	(1,990,099)
USD	11,325,778	CHF	11,254,400	Goldman Sachs	05/08/2017	—	(111,023)	(111,023)
USD	30,511,553	DKK	207,792,509	JPMorgan Chase	02/21/2017	325,407	—	325,407
USD	19,482,433	DKK	136,000,000	Goldman Sachs	03/10/2017	—	(289,520)	(289,520)
USD	162,973,671	EUR	147,613,137	Goldman Sachs	02/01/2017	3,624,465	—	3,624,465
USD	2,791,831	EUR	2,606,999	BNP Paribas	02/06/2017	—	(22,824)	(22,824)
USD	63,390,534	EUR	57,910,780	Citibank N.A.	02/06/2017	866,967	—	866,967
USD	21,603,190	EUR	20,285,658	HSBC	02/06/2017	—	(298,289)	(298,289)
USD	4,379,217	EUR	4,206,772	JPMorgan Chase	02/06/2017	—	(162,639)	(162,639)
USD	2,477,251	EUR	2,308,808	Societe General	02/06/2017	—	(15,461)	(15,461)
USD	69,463,030	EUR	63,600,000	UBS Warburg	02/21/2017	761,836	—	761,836

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       59

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	213,114,960	EUR	200,000,000	Barclays Capital	03/10/2017	—	(3,085,474)	—3,085,474
USD	213,777,560	EUR	200,000,000	Societe General	03/10/2017	—	(2,422,874)	(2,422,874)
USD	19,503,504	EUR	18,000,000	UBS Warburg	03/10/2017	45,465	—	45,465
USD	85,652,000	EUR	80,000,000	BNP Paribas	04/10/2017	—	(978,083)	(978,083)
USD	29,861,495	EUR	28,205,947	HSBC	04/18/2017	—	(692,375)	(692,375)
USD	423,419	EUR	394,094	Morgan Stanley	04/18/2017	—	(3,480)	(3,480)
USD	261,588,467	EUR	247,640,887	Societe General	04/18/2017	—	(6,666,578)	(6,666,578)
USD	219,906,713	EUR	205,674,991	Citibank N.A.	04/20/2017	—	(2,907,930)	(2,907,930)
USD	159,520,971	EUR	147,613,137	Barclays Capital	05/05/2017	—	(497,662)	(497,662)
USD	77,962,749	EUR	72,725,088	UBS Warburg	05/10/2017	—	(894,562)	(894,562)
USD	77,385,173	GBP	63,145,503	Morgan Stanley	02/03/2017	—	(2,053,391)	(2,053,391)
USD	2,417,105	GBP	1,936,657	Barclays Capital	02/06/2017	—	(19,372)	(19,372)
USD	11,076,133	GBP	9,074,449	Citibank N.A.	02/06/2017	—	(340,289)	(340,289)
USD	699,012	GBP	553,284	Goldman Sachs	02/06/2017	2,934	—	2,934
USD	1,563,980	GBP	1,257,520	HSBC	02/06/2017	—	(18,087)	(18,087)
USD	12,845	GBP	10,053	UBS Warburg	02/06/2017	198	—	198
USD	253,911,598	GBP	209,164,942	Barclays Capital	04/10/2017	—	(9,642,046)	(9,642,046)
USD	20,069,702	GBP	16,511,371	Morgan Stanley	04/18/2017	—	(738,581)	(738,581)
USD	6,271,602	GBP	5,146,128	UBS Warburg	04/18/2017	—	(213,753)	(213,753)
USD	29,787,719	GBP	24,382,108	Deutsche Bank	04/19/2017	—	(940,224)	(940,224)
USD	79,369,477	GBP	63,145,503	Deutsche Bank	05/08/2017	—	(244,562)	(244,562)
USD	14,316,080	GBP	11,390,702	Citibank N.A.	05/10/2017	—	(46,109)	(46,109)
USD	19,327,157	HKD	150,000,000	HSBC	03/10/2017	—	(12,993)	(12,993)
USD	3,458,425	IDR	47,000,000,000	Merrill Lynch	04/19/2017	—	(36,495)	(36,495)
USD	72,146,520	INR	4,924,000,000	BNP Paribas	02/07/2017	—	(385,827)	(385,827)
USD	11,469,222	INR	790,000,000	BNP Paribas	04/19/2017	—	(55,019)	(55,019)
USD	60,299,231	JPY	6,915,136,186	Citibank N.A.	02/06/2017	—	(951,525)	(951,525)
USD	47,936,261	JPY	5,067,811,455	Goldman Sachs	02/06/2017	3,048,166	—	3,048,166
USD	12,648,474	JPY	1,433,252,305	HSBC	02/06/2017	—	(46,546)	(46,546)
USD	8,877,518	JPY	1,009,207,245	JPMorgan Chase	02/06/2017	—	(61,526)	(61,526)
USD	162,399	JPY	18,382,359	UBS Warburg	02/06/2017	—	(423)	(423)
USD	9,452,618	JPY	1,000,000,000	Goldman Sachs	02/21/2017	591,828	—	591,828
USD	35,883,863	JPY	4,025,000,000	Morgan Stanley	03/10/2017	197,485	—	197,485
USD	17,136	JPY	1,998,482	Morgan Stanley	04/18/2017	—	(618)	(618)
USD	56,465,253	JPY	6,446,902,178	Societe General	05/10/2017	—	(862,651)	(862,651)
USD	63,115,871	KRW	72,250,000,000	Merrill Lynch	02/07/2017	940,845	—	940,845
USD	16,024,915	KRW	18,359,424,482	Barclays Capital	02/10/2017	225,161	—	225,161
USD	72,099,910	KRW	84,000,000,000	BNP Paribas	02/23/2017	—	(198,218)	(198,218)
USD	119,000,060	KRW	140,000,000,000	BNP Paribas	02/27/2017	—	(1,501,721)	(1,501,721)
USD	88,127,553	KRW	104,404,712,241	Barclays Capital	02/28/2017	—	(1,737,237)	(1,737,237)
USD	22,225,072	KRW	26,000,000,000	Merrill Lynch	03/10/2017	—	(155,910)	(155,910)
USD	92,221,162	KRW	110,985,863,277	Barclays Capital	04/20/2017	—	(3,342,105)	(3,342,105)
USD	61,318,193	KRW	72,250,000,000	Merrill Lynch	04/25/2017	—	(893,754)	(893,754)
USD	61,060,638	KRW	72,250,000,000	Merrill Lynch	04/27/2017	—	(1,151,958)	(1,151,958)
USD	61,968,763	KRW	72,250,000,000	Merrill Lynch	05/04/2017	—	(246,724)	(246,724)
USD	15,766,335	KRW	18,359,424,482	Barclays Capital	05/10/2017	—	(44,306)	(44,306)
USD	4,452,380	MXN	99,000,000	Citibank N.A.	04/19/2017	—	(243,656)	(243,656)
USD	3,352,929	MYR	15,000,000	Morgan Stanley	04/20/2017	—	(20,752)	(20,752)
USD	4,203,766	NOK	35,262,413	Citibank N.A.	02/21/2017	—	(72,045)	(72,045)
USD	6,117,632	NOK	52,350,000	Merrill Lynch	03/10/2017	—	(231,044)	(231,044)
USD	4,756,828	RUB	290,000,000	Deutsche Bank	04/19/2017	20,648	—	20,648
USD	595,808	SEK	5,412,205	Citibank N.A.	02/06/2017	—	(23,034)	(23,034)
USD	1,895,410	SEK	17,377,581	Goldman Sachs	02/06/2017	—	(91,574)	(91,574)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       60

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	5,093,028	SEK	45,728,863	Merrill Lynch	02/06/2017	—	(135,695)	(135,695)
USD	710,326	SEK	6,472,835	Morgan Stanley	02/06/2017	—	(29,790)	(29,790)
USD	400,094	SEK	3,670,353	Societe General	02/06/2017	—	(19,581)	(19,581)
USD	53,661,429	SEK	485,574,740	JPMorgan Chase	02/21/2017	—	(1,893,279)	(1,893,279)
USD	6,867,806	SEK	62,932,484	Merrill Lynch	03/10/2017	—	(338,333)	(338,333)
USD	7,717,958	SEK	67,835,066	Morgan Stanley	05/10/2017	—	(75,893)	(75,893)
USD	165,445	SGD	234,639	Goldman Sachs	02/06/2017	—	(1,047)	(1,047)
USD	2,095,135	SGD	2,921,197	Morgan Stanley	02/06/2017	22,342	—	22,342
USD	1,174,387	SGD	1,673,684	Societe General	02/06/2017	—	(13,209)	(13,209)
USD	1,561,209	SGD	2,200,000	Societe General	02/21/2017	—	(33)	(33)
USD	64,844,103	SGD	91,840,000	HSBC	02/27/2017	—	(333,793)	(333,793)
USD	64,313,725	SGD	91,840,000	Citibank N.A.	03/02/2017	—	(865,743)	(865,743)
USD	64,389,180	SGD	91,840,000	Goldman Sachs	03/07/2017	—	(793,095)	(793,095)
USD	942,135	SGD	1,345,000	Societe General	03/10/2017	—	(12,487)	(12,487)
USD	3,820,383	SGD	5,520,000	Societe General	04/11/2017	—	(98,601)	(98,601)
USD	64,364,058	SGD	92,760,000	BNP Paribas	04/13/2017	—	(1,493,082)	(1,493,082)
USD	63,090,955	SGD	90,500,000	Barclays Capital	04/18/2017	—	(1,164,535)	(1,164,535)
USD	63,508,772	SGD	90,500,000	Royal Bank Of Scotland	04/20/2017	—	(747,873)	(747,873)
USD	2,780,205	SGD	3,962,178	HSBC	05/09/2017	—	(33,385)	(33,385)
USD	16,219,588	TWD	520,000,000	HSBC	03/10/2017	—	(385,027)	(385,027)
	222,985,209,912		878,886,628,806			47,244,677	(86,428,846)	(39,184,169)

Currency abbreviations
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwan Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit
HKD	Hong Kong Dollar	NOK	Norwegian Krone

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to

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determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended January 31, 2017, the fund used purchased options to manage duration of the fund, to manage against anticipated changes in securities markets and changes in currency exchange rates, gain exposure to certain securities markets and foreign currencies, to manage against anticipated interest rate changes, and to maintain diversity of the fund. During the six months ended January 31, 2017, the fund held purchased options with market values ranging from $55.8 million to $79.3 million, as measured at each quarter end.

During the six months ended January 31, 2017, the fund wrote option contracts to manage against anticipated changes in securities markets and changes in currency exchange rates, gain exposure to certain securities markets and foreign currencies, to manage against anticipated interest rate changes, and to maintain diversity of the fund. The following tables summarize the fund's written options activities during the six months ended January 31, 2017 and the contracts held at January 31, 2017:

	Number of contracts	Premiums received
Outstanding, beginning of period	34,291	$34,795,265
Options written	53,904	25,167,996
Option closed	(66,975)	(50,191,847)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	21,220	($9,771,414)

Options on Exchange-Traded Futures Contracts

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index	$2,260.00	Mar 2017	271	$1,012,739	($1,765,426)
S&P 500 Index	2,265.00	Mar 2017	553	971,886	(1,746,266)
				$1,984,625	($3,511,692)

Index options (OTC)

Name of issuer	Counterparty	Exercise price	Expiration date		Number of contracts	Premium	Value
Calls
IBOV Index	Morgan Stanley	$60,759.55	Feb 2017	BRL	1,290	$4,225,118	($1,157,170)
IBOVIndex	Morgan Stanley	60,759.55	Feb 2017	BRL	1,276	1,129,544	(2,181,585)
Swiss Market Index	JPMorgan Chase	8,007.00	Mar 2017	CHF	17,830	2,432,127	(5,082,974)
						$7,786,789	($8,421,729)

Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also

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impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the six months ended January 31, 2017, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to treasuries markets. During the six months ended January 31, 2017, the fund held interest rate swaps with total USD notional amounts ranging from $3.5 billion to $30.9 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of January 31, 2017:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
	138,798,000	AUD	$110,649,798	6 Month BBSW	Fixed 2.8900%	May 2019	—	$1,474,139	$1,474,139
	92,532,000	AUD	73,488,838	6 Month BBSW	Fixed 2.7750%	May 2019	—	825,031	825,031
	138,798,000	AUD	109,692,257	6 Month BBSW	Fixed 2.9075%	May 2019	—	1,510,139	1,510,139
	92,532,000	AUD	73,378,112	6 Month BBSW	Fixed 2.8325%	May 2019	—	902,127	902,127
	46,266,000	AUD	36,689,056	6 Month BBSW	Fixed 2.8350%	May 2019	—	452,783	452,783
	46,266,000	AUD	36,517,621	6 Month BBSW	Fixed 2.8225%	May 2019	—	443,358	443,358
	76,808,000	AUD	61,338,934	6 Month BBSW	Fixed 2.9612%	May 2019	—	891,409	891,409
	48,150,000	AUD	37,395,735	6 Month BBSW	Fixed 2.9983%	Jun 2019	—	571,039	571,039
	32,099,000	AUD	24,555,726	6 Month BBSW	Fixed 2.9000%	Jul 2019	—	327,478	327,478
	32,099,000	AUD	23,435,401	6 Month BBSW	Fixed 2.7500%	Aug 2019	—	242,072	242,072
	386,506,000	AUD	280,603,451	6 Month BBSW	Fixed 2.4550%	Oct 2019	—	990,558	990,558
	310,494,000	AUD	224,083,082	6 Month BBSW	Fixed 2.4250%	Oct 2019	—	599,056	599,056
	81,758,000	AUD	59,327,901	6 Month BBSW	Fixed 2.6500%	Nov 2019	—	396,578	396,578
	40,507,000	AUD	29,724,018	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	191,407	191,407
	40,879,000	AUD	29,996,991	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	193,164	193,164
	40,879,000	AUD	29,996,991	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	193,164	193,164
	40,879,000	AUD	29,996,991	6 Month BBSW	Fixed 2.6700%	Dec 2019	—	205,190	205,190
	40,879,000	AUD	29,702,747	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	192,563	192,563
	122,061,000	AUD	87,731,618	6 Month BBSW	Fixed 2.6516%	Dec 2019	—	569,893	569,893
	40,687,000	AUD	29,001,654	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	187,141	187,141
	81,374,000	AUD	58,564,777	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	374,282	374,282
	122,061,000	AUD	88,262,602	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	561,423	561,423
	48,148,050	AUD	37,389,284	6 Month BBSW	Fixed 2.9008%	Jun 2020	—	500,322	500,322
	16,049,350	AUD	12,427,773	6 Month BBSW	Fixed 2.9000%	Jun 2021	—	166,016	166,016
	16,049,400	AUD	12,364,429	6 Month BBSW	Fixed 2.9000%	Jun 2022	—	164,819	164,819
	48,148,100	AUD	37,240,102	6 Month BBSW	Fixed 2.9000%	Jun 2023	—	494,455	494,455
	27,746,800	AUD	21,476,018	6 Month BBSW	Fixed 2.9000%	Jun 2024	—	284,945	284,945
	16,049,400	AUD	12,413,393	6 Month BBSW	Fixed 2.9025%	Jun 2025	—	165,413	165,413
	160,493,570	AUD	122,873,416	6 Month BBSW	Fixed 2.9040%	Jun 2026	—	1,652,150	1,652,150
	63,600,000	USD	63,600,000	Fixed 2.0112%	3 Month LIBOR	Oct 2025	—	1,043,626	1,043,626
	23,200,000	USD	23,200,000	3 Month LIBOR	Fixed 2.0112%	Oct 2025	$1,204,746	(1,585,440)	(380,694)
	79,400,000	USD	79,400,000	Fixed 2.0057%	3 Month LIBOR	Oct 2025	—	1,380,064	1,380,064

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Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
	25,000,000	USD	25,000,000	Fixed 1.7532%	3 Month LIBOR	Mar 2026	—	1,048,489	1,048,489
	52,300,000	USD	52,300,000	Fixed 1.7137%	3 Month LIBOR	Mar 2026	—	2,391,535	2,391,535
	17,600,000	USD	17,600,000	Fixed 1.6737%	3 Month LIBOR	Apr 2026	—	873,031	873,031
	36,700,000	USD	36,700,000	Fixed 2.4167%	3 Month LIBOR	Oct 2035	—	702,845	702,845
	44,700,000	USD	44,700,000	Fixed 2.4032%	3 Month LIBOR	Oct 2035	—	974,911	974,911
	3,000,000	USD	3,000,000	Fixed 2.0732%	3 Month LIBOR	Mar 2036	—	226,371	226,371
	17,000,000	USD	17,000,000	Fixed 2.1062%	3 Month LIBOR	Mar 2036	—	1,191,385	1,191,385
	11,400,000	USD	11,400,000	Fixed 2.0492%	3 Month LIBOR	Apr 2036	—	910,217	910,217
	26,250,000	USD	26,250,000	Fixed 3.475%	3 Month LIBOR	Oct 2044	—	(1,109,861)	(1,109,861)
	51,100,000	USD	51,100,000	Fixed 2.8812%	3 Month LIBOR	Mar 2045	—	(364,987)	(364,987)
	80,000,000	USD	80,000,000	Fixed 3.1800%	3 Month LIBOR	Jun 2045	—	(2,000,240)	(2,000,240)
	25,000,000	USD	25,000,000	3 Month LIBOR	Fixed 3.1800%	Jun 2045	1,974,600	(1,349,525)	625,075
	120,400,000	USD	120,400,000	Fixed 3.2524%	3 Month LIBOR	Jun 2045	—	(3,525,505)	(3,525,505)
	85,800,000	USD	85,800,000	Fixed 2.5352%	3 Month LIBOR	Oct 2045	—	1,113,612	1,113,612
	19,400,000	USD	19,400,000	3 Month LIBOR	Fixed 2.5352%	Oct 2045	2,980,427	(3,232,223)	(251,796)
	56,300,000	USD	56,300,000	Fixed 2.5012%	3 Month LIBOR	Oct 2045	—	1,173,002	1,173,002
	24,000,000	USD	24,000,000	3 Month LIBOR	Fixed 2.5012%	Oct 2045	2,651,905	(3,151,942)	(500,037)
	25,000,000	USD	25,000,000	Fixed 2.1632%	3 Month LIBOR	Mar 2046	—	2,358,216	2,358,216
	25,000,000	USD	25,000,000	Fixed 2.1977%	3 Month LIBOR	Mar 2046	—	2,168,777	2,168,777
	31,500,000	USD	31,500,000	Fixed 2.1657%	3 Month LIBOR	Mar 2046	—	2,960,066	2,960,066
	101,550,000	USD	101,550,000	Fixed 2.4343%	3 Month LIBOR	Apr 2046	—	1,788,539	1,788,539
	126,937,500	USD	126,937,500	Fixed 2.4138%	3 Month LIBOR	Apr 2046	—	2,385,790	2,385,790
	101,550,000	USD	101,550,000	Fixed 2.5267%	3 Month LIBOR	Apr 2046	—	1,244,404	1,244,404
	76,162,500	USD	76,162,500	Fixed 2.5383%	3 Month LIBOR	Apr 2046	—	881,688	881,688
	101,550,000	USD	101,550,000	Fixed 2.5236%	3 Month LIBOR	Apr 2046	—	1,261,515	1,261,515
	101,550,000	USD	101,550,000	Fixed 2.5645%	3 Month LIBOR	Apr 2046	—	1,021,623	1,021,623
	67,700,000	USD	67,700,000	Fixed 2.5675%	3 Month LIBOR	Apr 2046	—	663,853	663,853
	91,700,000	USD	91,700,000	Fixed 2.5457%	3 Month LIBOR	May 2046	—	1,020,465	1,020,465
			$3,532,668,716				$8,811,678	$30,186,415	$38,998,093

The following are abbreviations for the table above:
BBSW	Bank Bill Swap Rate
LIBOR	London Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps - Buyer

During the six months ended January 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events (buy). During the six months ended January 31, 2017, the fund held credit default swap contracts with total USD notional

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amounts ranging up to $322.3 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of January 31, 2017 as a Buyer of protection:

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay) fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
	CDX.North America High Yield 27.V1	121,000,000	USD	121,000,000	(5.00)%	Dec 2021	($7,824,271)	($521,368)	($8,345,639)

Credit default swaps - Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the six months ended January 31, 2017 to take a long position in the exposure of the benchmark credit. During the six months ended January 31, 2017, the fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $147.6 million to $468.2 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of January 31, 2017 where the fund acted as a Seller of protection:

Counterparty	Reference obligation	Implied credit spread at 1-31-17	Notional amount	Currency	USD notional amount	Receive fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Centrally Cleared Swaps
	CDX.North America High Yield S27 5Y	3.51%	147,600,000	USD	$147,600,000	5.00%	Dec 2021	$5,448,242	$4,732,058	$10,180,300

Total Return Swaps Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

During the six months ended January 31, 2017, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and to maintain diversity of the fund. The fund held total return swaps with

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total USD notional amounts ranging from $623.3 million to $1.1 billion, as measured at each quarter end. The following table summarizes the total return swap contracts held as of January 31, 2017:

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Pay	iTraxx Index	LIBOR	USD	132,760,415	Aug 2017	Deutsche Bank	—	($1,212,520)	($1,212,520)
Pay	iTraxx Index	LIBOR	USD	42,451,370	Nov 2017	Societe Generale	—	(259,227)	(259,227)
Pay	iTraxx Index	LIBOR	USD	49,526,599	Nov 2017	Societe Generale	—	(302,432)	(302,432)
Pay	iTraxx Index	LIBOR	USD	49,528,742	Nov 2017	Societe Generale	—	(302,445)	(302,445)
Pay	IBOV Index	LIBOR	USD	30,397,566	Dec 2017	Societe Generale	—	(4,252,705)	(4,252,705)
Pay	IBOV Index	LIBOR	USD	30,447,130	Dec 2017	Societe Generale	—	(4,205,401)	(4,205,401)
Pay	iTraxx Index	LIBOR	USD	115,379,117	Aug 2017	Citibank N.A.	—	(420,386)	(420,386)
Pay	iTraxx Index	LIBOR	USD	35,571,849	Oct 2017	Goldman Sachs	—	(97,192)	(97,192)
Pay	iTraxx Index	LIBOR	USD	53,356,698	Oct 2017	Goldman Sachs	—	(145,785)	(145,785)
Pay	iTraxx Index	LIBOR	USD	53,356,698	Oct 2017	Goldman Sachs	—	(145,785)	(145,785)
Pay	IBOV Index	LIBOR	USD	30,474,858	Dec 2017	Morgan Stanley & Company, Inc.	—	(4,163,013)	(4,163,013)
							—	($15,506,891)	($15,506,891)

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the six months ended January 31, 2017, the fund used variance swaps to maintain diversity and manage against volatility and anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $6.7 million to $11.7 million, as measured at each quarter end. The following table summarizes the variance swap contracts held as of January 31, 2017:

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
Barclays Capital	S&P 500 Index	USD	$205,000	$205,000	Rec	Apr 2017	15.00%	($431,013)	($431,013)
Barclays Capital	S&P 500 Index	USD	375,000	375,000	Rec	Apr 2017	15.00%	(651,524)	(651,524)
Barclays Capital	S&P 500 Index	USD	300,000	300,000	Rec	Apr 2017	15.50%	(674,941)	(674,941)
BNP Paribas	Kospi 2 Index	KRW	75,000,000	62,685	Rec	Apr 2017	15.20%	(112,119)	(112,119)
BNP Paribas	FTSE 100	GBP	226,260	293,254	Pay	Dec 2018	22.45%	856,696	856,696
BNP Paribas	Hang Seng Index	HKD	2,278,000	293,674	Rec	Dec 2018	31.40%	(1,163,655)	(1,163,655)
JPMorgan Chase	Kospi 2 Index	KRW	250,000,000	217,723	Rec	Dec 2017	21.65%	(1,113,254)	(1,113,254)
JPMorgan Chase	Kospi 2 Index	KRW	345,965,000	290,288	Rec	Dec 2017	21.14%	(1,361,225)	(1,361,225)

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Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
JPMorgan Chase	Kospi 2 Index	KRW	100,000,000	84,767	Rec	Dec 2017	22.13%	(466,990)	(466,990)
JPMorgan Chase	Kospi 2 Index	KRW	100,000,000	87,271	Rec	Dec 2017	21.83%	(461,784)	(461,784)
JPMorgan Chase	Kospi 2 Index	KRW	197,424,893	167,643	Rec	Dec 2017	23.00%	(1,118,134)	(1,118,134)
JPMorgan Chase	S&P 500 Index	USD	217,000	217,000	Pay	Dec 2017	21.80%	1,203,644	1,203,644
JPMorgan Chase	S&P 500 Index	USD	290,000	290,000	Pay	Dec 2017	21.29%	1,454,895	1,454,895
JPMorgan Chase	S&P 500 Index	USD	84,875	84,875	Pay	Dec 2017	22.28%	494,657	494,657
JPMorgan Chase	S&P 500 Index	USD	87,300	87,300	Pay	Dec 2017	22.54%	540,454	540,454
JPMorgan Chase	S&P 500 Index	USD	170,000	170,000	Pay	Dec 2017	23.60%	1,136,654	1,136,654
JPMorgan Chase	FTSE 100	GBP	190,000	237,405	Pay	Dec 2018	22.55%	581,435	581,435
JPMorgan Chase	Hang Seng Index	HKD	1,846,500	238,075	Rec	Dec 2018	31.55%	(777,922)	(777,922)
Morgan Stanley	FTSE 100	GBP	150,000	182,400	Rec	Apr 2017	14.99%	(294,572)	(294,572)
Morgan Stanley	S&P 500 Index	USD	302,000	302,000	Rec	Apr 2017	15.14%	(513,776)	(513,776)
Societe Generale	FTSE 101	GBP	110,000	135,618	Rec	Apr 2017	15.00%	(174,142)	(174,142)
Societe Generale	FTSE 100	GBP	300,000	398,878	Pay	Dec 2018	22.75%	1,180,620	1,180,620
Societe Generale	FTSE 102	GBP	185,000	225,458	Pay	Dec 2018	21.25%	159,659	159,659
Societe Generale	Hang Seng Index	HKD	1,750,000	225,672	Rec	Dec 2018	30.35%	(344,879)	(344,879)
Societe Generale	Hang Seng Index	HKD	3,088,550	398,245	Rec	Dec 2018	32.25%	(1,762,091)	(1,762,091)
UBS AG Warburg	Kospi 2 Index	KRW	385,837,500	325,918	Rec	Mar 2017	14.90%	(1,197,112)	(1,197,112)
UBS AG Warburg	Kospi 2 Index	KRW	375,000,000	313,899	Rec	Apr 2017	14.95%	(401,546)	(401,546)
UBS AG Warburg	S&P 500 Index	USD	532,000	532,000	Rec	Apr 2017	15.25%	(1,001,060)	(1,001,060)
				$6,742,048				($6,413,025)	($6,413,025)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at January 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$47,131,213	($8,133,120)
Interest rate	Receivable/payable for futures	Futures†	53,263,609	(1,754,885)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	47,244,677	(86,428,846)
Equity	Investments, at value*	Purchased options	79,305,601	—
Equity	Written options, at value	Written options	—	(11,933,421)
Equity	Receivable/payable for futures	Futures†	8,246,864	(7,314,490)
Equity	Swap contracts, at value	Variance swaps^	7,608,714	(14,021,739)
Equity	Swap contracts, at value	Total return swaps^	—	(15,506,891)
Equity	Swap contracts, at value	Credit default swaps^	10,180,300	(8,345,639)
			$252,980,978	($153,439,031)

* Purchased options are included in the fund's investment.

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† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts.Variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

	Asset	Liability
Foreign forward currency contracts	$47,244,677	($86,428,846)
Purchased options	1,548,038	—
Written options	—	(8,421,729)
Total return swaps	—	(15,506,891)
Variance swaps	7,608,714	(14,021,739)
Totals	$56,401,429	($124,379,205)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Capital	($19,775,121)	—	$17,926,300	($1,848,821)
BNP Paribas	2,802,054	$1,234,395	—	1,567,659
Citibank N.A.	1,833,441	1,833,441	—	—
Detusche Bank	(1,843,624)	—	1,843,624	—
Goldman Sachs	(11,033,997)	—	11,033,997	—
HSBC Bank USA	(1,198,723)	1,386,401	—	(2,585,124)
JPMorgan Chase	(5,437,823)	—	5,437,823	—
Merrill Lynch	(2,229,637)	1,084,748	—	(3,314,385)
Morgan Stanley	(11,906,595)	—	11,593,120	(313,475)
Royal Bank of Scotland	(568,543)	—	—	(568,543)
Societe General	(13,227,845)	—	11,971,525	(1,256,320)
UBS Warburg	(5,391,363)	—	3,671,751	(1,719,612)
Totals	($67,977,776)	$5,538,985	$63,478,140	($10,038,621)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Risk	Statement of operations location	Investments and foreign currency transactions[1]	Futures contracts	Written options	Swap contracts	Investments and foreign currency transactions[2]	Total
Interest rate	Net realized gain (loss)	—	($37,407,288)	—	($218,034,420)	—	($255,441,708)
Foreign currency	Net realized gain (loss)	—	—	—	—	$187,313,954	187,313,954
Equity	Net realized gain (loss)	($17,624,960)	(88,314,397)	($15,550,539)	9,033,002	—	(112,456,894)
Credit	Net realized gain (loss)	—	—	—	(75,559,250)	—	(75,559,250)
Total		($17,624,960)	($125,721,685)	($15,550,539)	($284,560,668)	$187,313,954	($256,143,898)

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2017:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Credit	Change in unrealized appreciation (depreciation)	—	—	—	($1,326,165)	—	($1,326,165)
Equity	Change in unrealized appreciation (depreciation)	($23,907,640)	$28,253,535	$11,562,408	1,357,585	—	17,265,888
Foreign currency	Change in unrealized appreciation (depreciation)	—	—	—	—	($1,476,269)	(1,476,269)
Interest rate	Change in unrealized appreciation (depreciation)	—	6,003,479	—	316,665,122	—	322,668,601
Total		($23,907,640)	$34,257,014	$11,562,408	$316,696,542	($1,476,269)	$337,132,055

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associatedwith forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.300% of the first $200 million of the fund's average daily net assets; and (b) 1.250% of the next $300 million of the fund's average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.200% of the first $3.0 billion of the fund's average daily net assets; (b) 1.150% of the next $2.5 billion of the fund's average daily net assets; (c) 1.120% of the next $1.5 billion of the fund's average daily net assets; (d) 1.100% of the next $3.0 billion of the fund's average daily net assets; and (e) 1.070% of the fund's average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

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The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on November 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended January 31, 2017, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$31,352	Class R6	$75,878
Class C	10,221	Class NAV	42,249
Class I	175,768	Total	$335,585
Class R2	117

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2017 were equivalent to a net annual effective rate of 1.15% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended January 31, 2017 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $57,334 for the six months ended January 31, 2017. Of this amount, $9,602 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $47,577 was paid as sales commissions to broker-dealers and $155 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended January 31, 2017, CDSCs received by the Distributor amounted to $2,872 and $40,654 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       70

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended January 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,242,189	$515,228
Class C	1,347,692	167,778
Class I	—	2,620,360
Class R2	7,358	256
Class R6	—	52,010
Total	$2,597,239	$3,355,632

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended January 31, 2017 and for the year ended July 31, 2016 were as follows:

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,599,461	$55,805,243	63,548,221	$679,522,597
Distributions reinvested	—	—	7,475,287	77,742,983
Repurchased	(51,144,861)	(509,697,118)	(61,512,583)	(636,509,212)
Net increase (decrease)	(45,545,400)	($453,891,875)	9,510,925	$120,756,368
Class C shares
Sold	873,444	$8,663,525	11,982,665	$127,502,408
Distributions reinvested	—	—	1,682,163	17,494,495
Repurchased	(9,882,114)	(98,014,683)	(8,580,801)	(88,311,769)
Net increase (decrease)	(9,008,670)	($89,351,158)	5,084,027	$56,685,134
Class I shares
Sold	61,618,025	$616,713,195	290,741,269	$3,064,899,189
Distributions reinvested	—	—	31,623,650	329,202,198
Repurchased	(216,546,961)	(2,167,154,683)	(240,038,028)	(2,490,958,086)
Net increase (decrease)	(154,928,936)	($1,550,441,488)	82,326,891	$903,143,301
Class R2 shares
Sold	36,552	$363,788	259,916	$2,767,075
Distributions reinvested	—	—	32,170	333,929
Repurchased	(101,537)	(1,004,311)	(449,387)	(4,550,351)
Net decrease	(64,985)	($640,523)	(157,301)	($1,449,347)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       71

		Six months ended 1-31-17		Year ended 7-31-16
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	10,944,688	$109,388,688	35,640,683	$369,506,863
Distributions reinvested	—	—	3,331,379	34,646,345
Repurchased	(13,861,221)	(138,691,121)	(24,160,362)	(250,193,244)
Net increase	(2,916,533)	($29,302,433)	14,811,700	$153,959,964
Class NAV shares
Sold	1,735,213	$17,379,421	10,288,136	$107,975,929
Distributions reinvested	—	—	7,682,066	79,816,666
Repurchased	(6,903,343)	(69,213,696)	(17,240,525)	(181,121,521)
Net increase (decrease)	(5,168,130)	($51,834,275)	729,677	$6,671,074
Total net increase (decrease)	(217,632,654)	($2,175,461,752)	112,305,919	$1,239,766,494

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV, respectively, on January 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $1,149,246,131 and $1,661,922,378, respectively, for the six months ended January 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At January 31, 2017, funds within the John Hancock group of funds complex held 17.0% of the fund's net assets. As of January 31, 2017, no affiliated fund owned 5% or more of the fund's net assets.

Note 9 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       72

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       73

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF348584	395SA 1/17 3/17

ITEM 2. CODE OF ETHICS.

(a)Not Applicable

(b)Not Applicable

(c)Not Applicable

(d)Not Applicable

(e)Not Applicable

(f)Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Not Applicable
(e)	Not Applicable
(f)	Not Applicable.
(g)	Not Applicable
(h)	Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included with Item 1.
(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) Not applicable

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew G. Arnott
Andrew G. Arnott
President
Date: March 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew G. Arnott
Andrew G. Arnott
President
Date: March 17, 2017

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: March 17, 2017